                                 SCHEDULE 14A

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 STAPLES, INC.
               (Name of Registrant as Specified in Its Charter)





Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction: $

  (5) Total fee paid: $

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                 STAPLES, INC.

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON        , 1999

Dear Stockholder:

   We invite you to attend a Special Meeting of Stockholders of Staples, Inc.
to be held at 9:00 a.m., Eastern Standard Time, on        , 1999 at    . At
this Special Meeting we will ask you to consider and approve the Tracking Stock Proposal, as well as related amendments to our existing stock plans, as described in this Proxy Statement.

   The Tracking Stock Proposal would allow us to issue a new series of common stock intended to reflect the performance of our e-commerce business division, which is comprised of Staples.com, Quillcorp.com and StaplesLink.com and operates under the name Staples.com ("Staples.com Group"). Before we first issue the new series of common stock, Staples' existing common stock would be reclassified as Staples The Office Superstore Group common stock ("Staples Stock"), intended to reflect the performance of our other businesses and a retained interest in Staples.com Group ("Staples The Office Superstore Group" or "Staples Group").

   Specifically, the Tracking Stock Proposal seeks approval of an amendment to our certificate of incorporation that would (i) authorize a new series of common stock called Staples.com Group common stock ("Staples.com Stock"), intended to reflect the performance of Staples.com Group, (ii) increase the aggregate number of shares of common stock that we may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Stock and 150,000,000 shares of Staples.com Stock, and (iii) re-classify Staples' existing common stock as Staples Stock.

   We believe the Tracking Stock Proposal is in the best interests of Staples and its stockholders because the authorization of Staples.com Stock would:

  . enable investors to review separate information about Staples.com Group and separately value Staples.com Stock. This should encourage investors to focus more attention on Staples.com Group and result in greater market recognition of the value of Staples.com Group to Staples.

  . enable us to issue Staples.com Stock in one or more private or public financings, thus raising capital for Staples The Office Superstore Group and/or Staples.com Group and perhaps creating a public trading market for Staples.com Stock.

  . enable us to grant stock options or restricted stock tied to Staples.com Stock, thereby providing more focused incentives to Staples.com Group management and employees.

  . provide us with greater flexibility in responding to strategic opportunities, such as acquisitions, by allowing us to issue either Staples Stock or Staples.com Stock as appropriate under the circumstances.

  . enable us to realize more of the value of Staples.com Group without losing the financial, tax, operational, strategic and other benefits of being a single consolidated entity.

   Our reasons for proceeding with the Tracking Stock Proposal are outlined more fully elsewhere in this Proxy Statement.

   In addition to the Tracking Stock Proposal, we are asking you to consider and approve amendments to our 1992 Equity Incentive Plan, 1990 Director Stock Option Plan and 1998 Employee Stock Purchase Plan that would permit us to issue Staples.com Stock under those plans.

   The Staples board of directors has carefully considered and unanimously approved the Tracking Stock Proposal and the Stock Plan Proposals and recommends that you vote for them. We describe the proposals in more detail in this Proxy Statement, which you should carefully read in its entirety before voting.

   Thank you for your continued support and interest in Staples.

                                          Sincerely yours,

                                          Thomas G. Stemberg
                                          Chairman and CEO


  See "Risk Factors" beginning on page 21 for certain information relating to an evaluation of these proposals.


   The date of this Proxy Statement is        , 1999. We are first sending this
Proxy Statement to stockholders on or about that date.

                                 STAPLES, INC.
                               500 Staples Drive
                        Framingham, Massachusetts 01702

                   Notice of Special Meeting of Stockholders
                           To Be Held on       , 1999

TO THE STOCKHOLDERS OF STAPLES:

   A Special Meeting of Stockholders of Staples, Inc. will be held at 9:00
a.m., Eastern Standard Time, on        , 1999, at                    , to
consider and act upon the following matters:

     1. The approval of an amendment to our certificate of incorporation to authorize a new series of common stock called Staples.com Stock, to increase the aggregate number of shares of common stock that may be issued and to reclassify the existing Staples common stock into Staples Stock (the "Tracking Stock Proposal").

     2. The approval of amendments to our 1992 Equity Incentive Plan, 1990 Director Stock Option Plan and 1998 Employee Stock Purchase Plan (the "Stock Plan Proposals").

     3. Such other business as may properly come before the meeting.

   We describe the proposals in more detail in the accompanying Proxy Statement, which you should read in its entirety before voting.

   Stockholders of record at the close of business on        , 1999 will be
entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will remain open.

                                          By order of the board of directors,

                                          Jack A. VanWoerkom
                                          Secretary

Framingham, Massachusetts
       , 1999

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

   "STREET NAME" HOLDERS WHO PLAN TO ATTEND THE MEETING WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING...........................   1

PROXY STATEMENT SUMMARY...................................................   5

GENERAL...................................................................  20

RISK FACTORS..............................................................  21
  Cautionary Statement Regarding Forward-looking Information..............  26

PROPOSAL 1--THE TRACKING STOCK PROPOSAL...................................  27
  General.................................................................  27
  Background and Reasons for the Tracking Stock Proposal..................  27
  Description of Staples Stock and Staples.com Stock......................  28
    General...............................................................  28
    Dividends.............................................................  29
    Mandatory Dividend, Redemption or Exchange on Disposition of All or
     Substantially All of the Assets of a Group...........................  31
    Optional Exchange of One Series of Common Stock for the Other Series..  34
    Exchange for Stock of a Subsidiary at Staples' Option.................  35
    General Dividend, Redemption and Exchange Provisions..................  36
    Voting Rights.........................................................  37
    Liquidation...........................................................  38
    Staples Group's Retained Interest In Staples.com Group................  39
    Number of Shares Issuable with Respect to Staples Group's Retained
     Interest in Staples.com Group........................................  39
    Attribution of Issuances of Staples.com Stock.........................  40
    Issuances of Staples.com Stock as Distributions on Staples Stock......  40
    Dividends on Staples.com Stock........................................  40
    Repurchases of Staples.com Stock......................................  41
    Transfers of Cash or Other Property between Staples Group and
     Staples.com Group....................................................  41
    Effectiveness of Certain Terms........................................  41
    Determinations by the Board of Directors..............................  42
    Preemptive Rights.....................................................  42
  Certain Other Provisions of Our Certificate of Incorporation, By-laws and Delaware Law.......................................................  42
    Preferred Stock.......................................................  42
    Rights Plan...........................................................  42
    Delaware Law and Certain Charter Provisions...........................  43
    Limitation of Liability and Indemnification...........................  44
  Cash Management and Allocation Policies.................................  44
    Finance Activities....................................................  44
    Shared Services and Support Activities................................  46
    Taxes.................................................................  46
    Carrying Charge.......................................................  46
    Employee Benefits.....................................................  47
  No Appraisal Rights.....................................................  47
  Stock Transfer Agent and Registrar......................................  47
  Certain Federal Income Tax Considerations...............................  47
    Tax Implications of the Tracking Stock Proposal to Stockholders.......  48
    Tax Implications of a Conversion into Different Series of Tracking
     Stock................................................................  48
    No Internal Revenue Service Ruling....................................  48
    Clinton Administration Proposal.......................................  48
    Back-up Withholding...................................................  48

                                                                          Page
                                                                          -----
PROPOSALS 2, 3 and 4--THE STOCK PLAN PROPOSALS...........................    50
  General................................................................    50
  Description of Amendments to Incentive Plan (Proposal 2)...............    50
  Description of Amendments to Director Plan (Proposal 3)................    51
  Description of Amendments to Stock Purchase Plan (Proposal 4)..........    53

EXECUTIVE COMPENSATION...................................................    55
  Summary Compensation...................................................    55
  Performance Accelerated Restricted Stock ("PARS") Awards...............    57
  Option Grants..........................................................    57
  Option Exercises and Holdings..........................................    58
  Employment Contracts, Termination of Employment and Change-in-Control
   Agreements with Senior Executives.....................................    59
  Director Compensation..................................................    59
  Compliance with Section 16(a) of the Securities Exchange Act of 1934...    60
  Compensation Committee Interlocks and Insider Participation............    60
  Compensation Committee Report on Executive Compensation................    61
  Stock Performance Graph................................................    64

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........    65

WHERE YOU CAN FIND MORE INFORMATION......................................    66

OTHER MATTERS............................................................    66

INDEX OF CERTAIN TERMS...................................................    68

ANNEX I
  llustration of Certain Terms...........................................   I-1

ANNEX II
  Amendment to Certificate of Incorporation of Staples, Inc..............  II-1

ANNEX III
  Amended 1992 Stock Incentive Plan...................................... III-1

ANNEX IV
  Amended 1990 Director Stock Option Plan................................  IV-1

ANNEX V
  Amended 1998 Employee Stock Purchase Plan..............................   V-1

ANNEX VI
  Staples.com Group Financial Information................................  VI-1

ANNEX VII
  Staples Group Combined Financial Information........................... VII-1

                             QUESTIONS AND ANSWERS
                                   ABOUT THE
                                SPECIAL MEETING

Q: WHAT PROPOSALS ARE COVERED BY THIS PROXY STATEMENT?

A: We are sending you this Proxy Statement in connection with a Special Meeting
   of Stockholders to be held at 9:00 a.m., Eastern Standard Time, on       ,
   1999 at              . At this Special Meeting we will ask you to consider
   and approve the Tracking Stock Proposal and the Stock Plan Proposals described in this Proxy Statement.

  The Tracking Stock Proposal would allow us to amend our certificate of incorporation to:

  . Create a new series of common stock called Staples.com Stock that could be issued from time to time by the board of directors.

  . Increase the aggregate number of shares of common stock that we may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Stock and 150,000,000 shares of Staples.com Stock.

  . Re-classify each outstanding share of existing common stock into a share of Staples Stock.

  We intend Staples.com Stock to reflect the performance of Staples.com Group, our e-commerce business division. We intend Staples Stock to reflect the performance of Staples The Office Superstore Group, which consists of our other businesses and a retained interest in Staples.com Group. In this Proxy Statement, we also refer to Staples The Office Superstore Group as "Staples Group." We have allocated, for financial reporting purposes, all of Staples' consolidated assets, liabilities, revenue, expenses and cash flow between Staples The Office Superstore Group and Staples.com Group. In the future, we will publish combined financial statements of Staples The Office Superstore Group, combined financial statements of Staples.com Group, and consolidated financial statements of Staples covering both Staples The Office Superstore Group and Staples.com Group.

  The Stock Plan Proposals ask you to approve amendments to our 1992 Equity Incentive Plan, 1990 Director Stock Option Plan and 1998 Employee Stock Purchase Plan that would provide for the issuance of Staples.com Stock under those Plans.

Q: WHAT WILL COMPRISE THE STAPLES E-COMMERCE GROUP BUSINESS?

A: Staples' electronic commerce business, or e-business, sells office products and services over the Internet to Staples' entire spectrum of customers, including small, medium and large businesses. Our e-business group operates under the name Staples.com and is comprised of three principal business units: Staples.com, Quillcorp.com and StaplesLink.com (formerly Staples Network Advantage Plus, or SNAP), each of which has its own web site and is specifically designed to serve a target customer base.

  We launched our Staples.com web site, the e-business portal of our traditional retail superstore, in November 1998. Staples.com markets over 6,000 products primarily to home office and small business customers through its web-based superstore and offers free delivery for orders over $50. We sold our first products through the Quillcorp.com web site, the e-business portal of our Quill catalog business, in November 1996. Quillcorp.com markets products from our direct mail catalog to small to medium sized businesses customers such as legal and medical offices. Quill's private label products are among the products we sell on our Quillcorp.com web site. We established the StaplesLink.com web site, the e-business portal of our Staples Network Advantage contract stationer business, in August 1997. Our StaplesLink.com web site focuses on meeting the needs of medium to large sized business customers by offering simple order entry and contract pricing.

Q: WHAT IS "TRACKING STOCK"?

A: "Tracking stock", which people sometimes call "alphabet stock", "letter stock" or "targeted stock", is a type of common stock that the issuing company intends to reflect (or "track") the performance of a particular business. As mentioned above, we propose creating a new series of tracking stock, to be designated as Staples.com Stock, and reclassifying our existing common stock into a new series of common stock to be designated Staples Stock.

  We cannot assure you that the values of Staples Stock and Staples.com Stock will in fact reflect the performance of Staples The Office Superstore Group and Staples.com Group as we intend. Holders of Staples Stock and Staples.com Stock will continue to be common stockholders of Staples and, as such, will be subject to all risks associated with an investment in Staples and all of our businesses, assets and liabilities.

Q: HOW AND WHEN WILL YOU INITIALLY ISSUE STAPLES.COM STOCK?

A: We currently plan to grant options for Staples.com Stock under the 1992
   Equity Incentive Plan to all Staples employees who currently receive options under the Plan shortly following stockholder approval of the proposed amendment to the Plan. We expect to issue additional shares of Staples.com Stock in one or more private or public financings within 12 months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock we issue, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group.

Q: WHEN WILL YOU IMPLEMENT THE TRACKING STOCK PROPOSAL? WHEN WILL YOU RE-
   CLASSIFY MY COMMON STOCK INTO STAPLES STOCK?

A: We expect to file the charter amendment to implement the Tracking Stock
   Proposal and re-classify your common stock shortly following the Special Meeting, assuming the Tracking Stock Proposal is approved.

Q: WHAT HAPPENS TO MY COMMON STOCK WHEN YOU IMPLEMENT THE TRACKING STOCK
   PROPOSAL? DO I NEED TO SEND IN MY STOCK CERTIFICATES?

A: The filing of the charter amendment implementing the Tracking Stock Proposal will automatically re-classify your shares into Staples Stock, and your existing stock certificates will automatically represent that Staples Stock. Since the re-classification is automatic, you do not need to send in your stock certificates or make any notations reflecting the change.

Q: WHY ARE YOU AUTHORIZING STAPLES.COM STOCK?

A: Primarily for the following reasons:

  . to enable investors to review separate information about Staples.com Group and separately value Staples.com Stock. This should encourage investors to focus more attention on Staples e-Commerce Group and result in greater market recognition of the value of Staples.com Group to Staples.

  . to enable us to issue Staples.com Stock in one or more private or public financings, thus raising capital for Staples The Office Superstore Group and/or Staples.com Group and perhaps creating a public trading market for Staples.com Stock.

  . to enable us to grant stock options or restricted stock tied to Staples.com Stock, thereby providing more focused incentives to Staples.com Group management and employees.

  . to provide us with greater flexibility in responding to strategic opportunities, such as acquisitions, by allowing us to issue either Staples Stock or Staples.com Stock as appropriate under the circumstances.

  . to enable us to realize some of the value of Staples.com Group without losing the financial, tax, operational, strategic and other benefits of being a single consolidated entity.

Q: WILL STAPLES STOCK BE LISTED ON NASDAQ? HOW ABOUT STAPLES.COM  STOCK?

A: When we re-classify our common stock as Staples Stock, it will continue to trade on the Nasdaq National Market under the symbol "SPLS". If and when we decide to issue Staples.com Stock in a public offering, we would expect to apply for listing of Staples.com Stock on the Nasdaq National Market.

Q: WHAT VOTING RIGHTS WILL I HAVE?

A: Holders of Staples Stock and Staples.com Stock will vote together as a single class, except in certain limited circumstances. Each share of Staples Stock will entitle the holder to one vote. Likewise, each share of Staples.com Stock will entitle the holder to one vote.

Q: DO YOU INTEND TO PAY DIVIDENDS?

A: We currently intend to retain all of our earnings for use in the operation and expansion of our business. We therefore do not expect to pay any cash dividends on Staples Stock or Staples.com Stock in the foreseeable future.

Q: WHAT IS THE PURPOSE OF THE STOCK PLAN PROPOSALS?

A: The Stock Plan Proposals are intended to advance the interests of our stockholders by enabling us to provide management and employees of both Staples.com Group and Staples The Office Superstore Group with the opportunity to own an equity interest in Staples.com Group. Because the value of this equity interest is tied to the performance of Staples.com Group, we believe those equity awards will help align the interests of our employees with the holders of Staples.com Stock. We intend to issue Staples.com Stock under those plans both to Staples.com Group employees, to provide them with incentives directly tied to their business, and to Staples The Office Superstore Group employees, to promote cooperation between these businesses and help ensure that all of our employees are motivated by the best interests of all of our stockholders.

Q: HOW MANY SHARES OF STAPLES.COM STOCK WILL BE ISSUABLE UNDER THE AMENDED
   PLANS?

A: A total of 8,775,000 shares of Staples.com Stock would be issuable under the 1992 Equity Incentive Plan, a total of 250,000 shares of Staples.com Stock would be issuable under the 1990 Director Stock Option Plan and a total of 600,000 shares of Staples.com Stock would be issuable under the 1998 Employee Stock Purchase Plan. Based upon the expected retained interest of Staples The Office Superstore Group in Staples.com Group, the total number of shares issuable under the plans would represent a 16.1% interest in Staples.com Group, before giving effect to the issuance of shares of Staples.com Stock in a private or public financing.

Q: WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

A: The Staples board of directors has carefully considered and unanimously approved the Tracking Stock Proposal and the Stock Plan Proposals described in the Proxy Statement and recommends that you vote for them.

Q: WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A: The Tracking Stock Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Staples common stock. Each of the Stock Plan Proposals requires the affirmative vote of the holders of a majority of the shares of Staples common stock voting on the proposal.

Q: WHO DO I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: If you have any questions prior to the Special Meeting, please call
            .

                            PROXY STATEMENT SUMMARY

   This summary highlights key aspects of the Tracking Stock Proposal and the Stock Plan Proposals described in more detail elsewhere in this Proxy Statement. This summary is not a substitute for the more detailed information contained in the rest of this Proxy Statement. For a more comprehensive description of the Tracking Stock Proposal and the Stock Plan Proposals, you should read the rest of this Proxy Statement. Capitalized terms used in this summary have the meanings given them elsewhere in this Proxy Statement. See "Index of Certain Terms" on page 68.

       STAPLES, STAPLES THE OFFICE SUPERSTORE GROUP AND STAPLES.COM GROUP

Staples

   Staples pioneered the office products superstore concept and is a leading office products distributor, with a total of 1,029 retail stores located in the United States, Canada, the United Kingdom and Germany as of August 28, 1999. In addition, Staples has a catalog business, an electronic commerce business and contract stationer operations.

   From an accounting standpoint, we have separated Staples.com Group, our e-commerce business division, from Staples The Office Superstore Group, which includes the rest of our businesses and a retained interest in Staples.com Group. We have allocated all of our consolidated assets, liabilities, revenue, expenses and cash flow between Staples.com Group and Staples The Office Superstore Group. These two divisions are sometimes referred to in this Proxy Statement as "Groups." Staples The Office Superstore Group is also referred to herein as "Staples Group."

   The Tracking Stock Proposal would allow us to issue Staples.com Stock, intended to reflect the performance of Staples.com Group, and Staples Stock, intended to reflect the performance of Staples Group. We briefly describe Staples Group and Staples.com Group below.

   Our principal executive offices are located at 500 Staples Drive, Framingham, Massachusetts 01702. Our telephone number is (508) 253-5000.

Staples The Office Superstore Group

   Staples The Office Superstore Group, which we also call Staples Group, includes Staples' retail stores, catalog business and contract stationer business and a retained interest in Staples.com Group. This retained interest is currently 100%, but will decline to reflect issuances of Staples.com Stock under either our stock plans or in one or more private or public financings.

Staples.com Group

   Staples' electronic commerce business, or e-business, sells office products and services over the Internet to Staples' entire spectrum of customers, including small, medium and large businesses. Our e-business group operates under the name Staples.com and is comprised of three principal business units:
Staples.com, Quillcorp.com and StaplesLink.com (formerly Staples Network Advantage Plus, or SNAP), each of which has its own web site and is specifically designed to serve a target customer base. All of our web sites leverage existing resources wherever possible such as offline advertising, call centers, distribution centers and delivery hubs. Online marketing for our e-businesses is currently done primarily through major relationships with leading Internet properties. Each of our web portals has many innovative features and offers functionality which allows Staples to better serve existing customers as well as attract a large number of new customers.

                                SPECIAL MEETING

Time, Date and Place........  9:00 a.m., Eastern Standard Time, on       ,
                              1999, at                     .

Record Date.................        , 1999.

Proposals to be               Vote Required for Approval
Considered..................

 . Proposal 1--The            Proposal 1 requires the affirmative vote of the
   Tracking Stock Proposal    holders of a majority of the outstanding shares
                              of existing common stock.

 . Proposals 2, 3 and 4--     Each of Proposals 2, 3 and 4 requires the
   The Stock Plan             affirmative vote of the holders of a majority of
   Proposals                  the shares of existing common stock voting on the
                              matter.

Questions                     If you have any questions prior to the Special
                              Meeting, please call                    .


 The board of directors has carefully considered and unanimously approved these proposals and recommends that you vote for them.

                    PROPOSAL 1--THE TRACKING STOCK PROPOSAL

General

   At the Special Meeting, we will ask you to consider and approve the Tracking Stock Proposal described in this Proxy Statement. The Tracking Stock Proposal would allow us to amend our certificate of incorporation to:

  . Create a new series of common stock called Staples.com Stock that could be issued from time to time by the board of directors.

  . Increase the aggregate number of shares of common stock that we may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Stock and 150,000,000 shares of Staples.com Stock.

  . Re-classify each outstanding share of existing common stock into a share of Staples Stock.

We intend Staples.com Stock to reflect the performance of Staples.com Group, our e-commerce business division. We intend Staples Stock to reflect the performance of Staples Group, which consists of our other businesses and a retained interest in Staples.com Group. We have allocated, for financial reporting purposes, all of Staples' consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. In the future, we will publish combined financial statements of Staples Group, combined financial statements of Staples.com Group, and consolidated financial statements of Staples covering both Staples Group and Staples.com Group.

   We currently plan to grant options for Staples.com Stock under the 1992 Equity Incentive Plan to all Staples employees who currently receive options under the Plan shortly following stockholder approval of the proposed amendment to the Plan. We expect to issue additional shares of Staples.com Stock in one or more private or public financings within 12 months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock we issue, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group.

   We expect to file the charter amendment implementing the Tracking Stock Proposal and re-classify your common stock shortly following the Special Meeting, assuming the Tracking Stock Proposal is approved.

Reasons for the Tracking Stock Proposal

   We believe the Tracking Stock Proposal is in the best interests of Staples and its stockholders because the authorization of Staples.com Stock would:

  . enable investors to review separate information about Staples.com Group and separately value Staples.com Stock. This should encourage investors to focus more attention on Staples.com Group and result in greater market recognition of the value of Staples.com Group to Staples.

  . enable us to issue Staples.com Stock in one or more private or public financings, thus raising capital for Staples Group and/or Staples.com Group and perhaps creating a public trading market for Staples.com Group.

  . enable us to grant stock options or restricted stock tied to Staples.com Group, thereby providing more focused incentives to Staples.com Group management and employees.

  . provide us with greater flexibility in responding to strategic opportunities (including acquisitions), because it would allow us to issue either Staples Stock or Staples.com Stock as appropriate under the circumstances.

  . enable us to realize some of the value of Staples.com Group without losing the financial, tax, operational, strategic and other benefits of being a single consolidated entity.

   If you vote "FOR" the Tracking Stock Proposal at the Special Meeting you may be forfeiting your right to challenge the Tracking Stock Proposal in the future.

Summary Comparison of Terms of Existing Common Stock with Terms of Staples Stock and Staples.com Stock

   The following compares certain terms of our existing common stock to the proposed terms of Staples Stock and Staples.com Stock. This comparison is not complete and should be read together with the more detailed information contained in the rest of this Proxy Statement. In particular, see "Proposal 1-- The Tracking Stock Proposal--Description of Staples Stock and Staples.com Stock."

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
Basic Investment       Our existing common    We intend Staples      We intend Staples.com
Characteristics:       stock reflects the     Stock to reflect the   Stock to reflect the
                       performance of all of  performance of         performance of
                       our businesses,        Staples Group.         Staples.com Group,
                       including:             Staples Group          our e-commerce
                                              currently includes:    business division.

                        . North American       . North American      Staples.com sells
                          superstores            superstores         office products and
                                                                     services over the
                                                                     Internet to Staples'
                                                                     entire spectrum of
                                                                     customers, including
                                                                     small, medium and
                                                                     large businesses.
                                                                     Staples.com is
                                                                     comprised of three
                                                                     principal business
                                                                     units: Staples.com,
                                                                     Quillcorp.com and
                                                                     StaplesLink.com
                                                                     (formerly Staples
                                                                     Network Advantage
                                                                     Plus, or SNAP), each
                                                                     of which has its own
                                                                     web site and is
                                                                     specifically designed
                                                                     to serve a target
                                                                     customer base.

                        . Delivery             . Delivery
                          operations,            operations,
                          including catalog,     including catalog
                          contract stationer     and contract
                          and e-commerce         stationer
                          businesses             businesses, but
                                                 excluding
                                                 e-commerce
                                                 businesses

                        . International        . International
                          stores                 stores

                                               . A Retained
                                                 Interest in
                                                 Staples.com Group,
                                                 which is currently
                                                 100% but will
                                                 decline to reflect
                                                 future issuances
                                                 of Staples.com
                                                 Stock.

                                              We cannot assure you   We cannot assure you
                                              that the market value  that the market value
                                              of Staples Stock will  of Staples e-Commerce
                                              in fact reflect the    Stock will in fact
                                              performance of         reflect the
                                              Staples Group as we    performance of
                                              intend. Holders of     Staples.com Group as
                                              Staples Stock will be  we intend. Holders of
                                              common stockholders    Staples e-Commerce
                                              of Staples and, as     Stock will continue
                                              such, will be subject  to be common
                                              to all of the risks    stockholders of
                                              associated with an     Staples and, as such,
                                              investment in Staples  will be subject to
                                              and all of our         all of the risks
                                              businesses, assets     associated with an
                                              and liabilities.       investment in Staples
                                                                     and all of our
                                                                     businesses, assets
                                                                     and liabilities.

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
Issuance:              Our existing common    The amendment to the   We currently plan to
                       stock is already       certificate of         grant options for
                       outstanding            incorporation          Staples.com Stock
                                              authorizing            under the 1992 Equity
                                              Staples.com Stock      Incentive Plan to all
                                              would re-classify      Staples employees who
                                              each outstanding       currently receive
                                              share of existing      options under the
                                              common stock into a    Plan shortly
                                              share of Staples       following stockholder
                                              Stock.                 approval of the
                                                                     proposed amendment to
                                                                     the Plan. We expect
                                                                     to issue additional
                                                                     shares of Staples.com
                                                                     Stock in one or more
                                                                     private or public
                                                                     financings within 12
                                                                     months of stockholder
                                                                     approval of the
                                                                     Tracking Stock
                                                                     Proposal. The
                                                                     specific terms of the
                                                                     financings, including
                                                                     whether they are
                                                                     private or public,
                                                                     the amount of
                                                                     Staples.com Stock we
                                                                     issue, and the timing
                                                                     of the financings,
                                                                     will depend upon
                                                                     factors such as stock
                                                                     market conditions and
                                                                     the performance of
                                                                     Staples.com Group.
Retained Interest:     N/A                    We would adjust the    N/A
                                              Retained Interest of
                                              Staples Group (which
                                              would initially be
                                              100%) as appropriate
                                              to reflect issuances
                                              or repurchases of
                                              Staples.com Stock
                                              capital contributions
                                              to, or returns of
                                              capital from,
                                              Staples.com Group;
                                              and certain other
                                              events.
Authorized and         We are currently       The Tracking Stock     The Tracking Stock
Outstanding Common     authorized to issue    Proposal will          Proposal will
Stock:                 only one series of     authorize us to issue  authorize us to issue
                       common stock.          two series of common   two series of common
                                              stock--Staples Stock   stock -- Staples
                                              and Staples.com        Stock and Staples.com
                                              Stock.                 Stock.
                       We are currently       The Tracking Stock     The Tracking Stock
                       authorized to issue    Proposal will          Proposal will
                       up to 1,500,000,000    authorize us to        authorize us to
                       shares of common       increase the number    increase the number
                       stock.                 of authorized shares   of authorized shares
                                              to 1,650,000,000       to 1,650,000,000
                                              shares of common       shares of common
                                              stock, initially       stock, initially
                                              comprised of           comprised of
                                              1,500,000,000 shares   1,500,000,000 shares
                                              of Staples Stock and   of Staples Stock and
                                              150,000,000 shares of  150,000,000 shares of
                                              Staples.com Stock.     Staples.com Stock.

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
                           shares of          Immediately following  After the Tracking
                       existing common stock  the implementation of  Stock Proposal is
                       were outstanding on    the Tracking Stock     implemented, we
                             , 1999. These    Proposal,     shares   expect to issue from
                       shares count against   of Staples Stock will  time to time shares
                       the total number of    be outstanding, based  of Staples.com Stock.
                       shares we are          on the number of       Any shares issued,
                       authorized to issue.   shares of existing     and the shares of
                                              common stock           Staples Stock then
                                              outstanding on         outstanding, will
                                               , 1999. These         count against the
                                              shares, and any        total number of
                                              shares of Staples.com  shares of common
                                              Stock outstanding      stock we are
                                              from time to time,     authorized to issue.
                                              will count against
                                              the total number of
                                              shares of common
                                              stock we are
                                              authorized to issue.
Dividends:             We currently intend    We currently intend    We currently intend
                       to retain all of our   to retain all of our   to retain all of our
                       earnings for use in    earnings for use in    earnings for use in
                       the operation and      the operation and      the operation and
                       expansion of our       expansion of our       expansion of our
                       business. We do not    business. We do not    business. We do not
                       expect to pay any      expect to pay any      expect to pay any
                       cash dividends on our  cash dividends on      cash dividends on
                       existing common stock  Staples Stock in the   Staples.com Stock in
                       in the foreseeable     foreseeable future.    the foreseeable
                       future.                                       future.
                       Although our           Although our           Although our
                       revolving credit       revolving credit       revolving credit
                       agreement restricts    agreement restricts    agreement restricts
                       the payment of cash    the payment of cash    the payment of cash
                       dividends, we are      dividends, we will     dividends, we will
                       otherwise permitted    otherwise be           otherwise be
                       to pay dividends out   permitted to pay       permitted to pay
                       of the assets of       dividends on Staples   dividends on Staples
                       Staples legally        Stock out of the       e-Commerce Stock out
                       available for the      assets of Staples      of the assets of
                       payment of dividends   legally available for  Staples legally
                       under Delaware law.    the payment of         available for the
                                              dividends under        payment of dividends
                                              Delaware law, but the  under Delaware law
                                              total of the amounts   (and transfer
                                              paid as dividends on   corresponding amounts
                                              Staples Stock cannot   to Staples Group in
                                              exceed the Available   respect of its
                                              Dividend Amount for    Retained Interest),
                                              Staples Group. The     but the total of the
                                              Available Dividend     amounts paid as
                                              Amount for Staples     dividends on Staples
                                              Group is based on the  e-Commerce Stock (and
                                              amount that would be   the corresponding
                                              legally available for  amounts transferred
                                              the payment of         to Staples Group in
                                              dividends under        respect of its
                                              Delaware law if        Retained Interest)
                                              Staples Group were a   cannot exceed the
                                              separate Delaware      Available Dividend
                                              corporation and        Amount for Staples e-
                                              certain other          Commerce Group. The
                                              assumptions were       Available Dividend
                                              applied.               Amount for Staples e-
                                                                     Commerce Group is
                                                                     based on the amount
                                                                     that would be legally
                                                                     available for the
                                                                     payment of dividends
                                                                     under Delaware law if
                                                                     Staples.com Group
                                                                     were a separate
                                                                     Delaware corporation
                                                                     and Staples Group's
                                                                     Retained Interest in
                                                                     Staples.com Group
                                                                     were represented by
                                                                     outstanding shares.

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
Mandatory Dividend,    None.                  If we dispose of All   If we dispose of All
Redemption or                                 or Substantially All   or Substantially All
Exchange on                                   of the Assets of       of the Assets of
Disposition of                                Staples Group and the  Staples.com Group and
Assets:                                       disposition is not an  the disposition is
                                              Exempt Disposition,    not an Exempt
                                              we would be required   Disposition, we would
                                              to choose one of the   be required to choose
                                              following three        one of the following
                                              alternatives:          three alternatives:
                                              . pay a dividend to    . pay a dividend to
                                                holders of Staples     holders of
                                                Stock in an amount     Staples.com Stock
                                                equal to their         in an amount equal
                                                Proportionate          to their
                                                Interest in the Net    Proportionate
                                                Proceeds of such       Interest in the Net
                                                disposition;           Proceeds of such
                                                                       disposition;
                                              . redeem from holders  . redeem from holders
                                                of Staples Stock,      of Staples.com
                                                for an amount equal    Stock, for an
                                                to their               amount equal to
                                                Proportionate          their Proportionate
                                                Interest in the Net    Interest in the Net
                                                Proceeds of such       Proceeds of such
                                                disposition,           disposition,
                                                outstanding shares     outstanding shares
                                                of Staples Stock;      of Staples e-
                                                or                     Commerce Stock; or
                                              . issue Staples.com    . issue Staples Stock
                                                Stock in exchange      in exchange for
                                                for outstanding        outstanding
                                                Staples Stock at a     Staples.com Stock
                                                10% premium (based     at a 10% premium
                                                on the average         (based on the
                                                Market Value of        average Market
                                                Staples Stock as       Value of Staples e-
                                                compared to the        Commerce Stock as
                                                average Market         compared to the
                                                Value of Staples e-    average Market
                                                Commerce Stock over    Value of Staples
                                                a specified 20-        Stock over a
                                                Trading Day period     specified 20-
                                                prior to the           Trading Day period
                                                exchange).             prior to the
                                                                       exchange).
                                              At any time within     At any time within
                                              one year after         one year after
                                              completing a special   completing a special
                                              dividend or partial    dividend or partial
                                              redemption referred    redemption referred
                                              to above, we will      to above, we will
                                              have the right to      have the right to
                                              issue Staples e-       issue Staples Stock
                                              Commerce Stock in      in exchange for
                                              exchange for           outstanding
                                              outstanding Staples    Staples.com Stock at
                                              Stock at a 10%         a 10% premium (based
                                              premium (based on the  on the average Market
                                              average Market Value   Value of Staples.com
                                              of Staples Stock as    Stock as compared to
                                              compared to the        the average Market
                                              average Market Value   Value of Staples
                                              of Staples.com Stock   Stock over a
                                              over a specified 20-   specified 20-Trading
                                              Trading Day period     Day period prior to
                                              prior to the           the exchange).
                                              exchange).

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
Optional Exchange of   None.                  We will have the       We will have the
One Series of Common                          right, at any time,    right, at any time,
Stock for the Other                           to issue shares of     to issue shares of
Series:                                       Staples.com Stock in   Staples Stock in
                                              exchange for           exchange for
                                              outstanding shares of  outstanding shares of
                                              Staples Stock at a     Staples e-Commerce
                                              15% premium.           Stock at a premium
                                                                     that will initially
                                                                     be 25% (for exchanges
                                                                     occurring in the
                                                                     first quarter after
                                                                     issuance) and will
                                                                     decline ratably each
                                                                     quarter over a period
                                                                     of 3 years to 15%.
                                              Notwithstanding the    Notwithstanding the
                                              exchange provisions    exchange provisions
                                              outlined above, in     outlined above, in
                                              the event that         the event that
                                              certain adverse tax    certain adverse tax
                                              law changes were to    law changes were to
                                              take place, we will    take place, we will
                                              have the right to      have the right to
                                              issue shares of        issue shares of
                                              either series of       either series of
                                              common stock in        common stock in
                                              exchange for           exchange for
                                              outstanding shares of  outstanding shares of
                                              the other series of    the other series of
                                              common stock at a 10%  common stock at a 10%
                                              premium, regardless    premium, regardless
                                              of when such adverse   of when such adverse
                                              tax law changes take   tax law changes take
                                              place.                 place.
                                              The exchange ratio     The exchange ratio
                                              that will result in    that will result in
                                              the specified premium  the specified premium
                                              will be calculated     will be calculated
                                              based on the average   based on the average
                                              Market Value of        Market Value of
                                              Staples Stock as       Staples Stock as
                                              compared to the        compared to the
                                              average Market Value   average Market Value
                                              of Staples.com Stock   of Staples.com Stock
                                              during the 20          during the 20
                                              consecutive Trading    consecutive Trading
                                              Day period ending on,  Day period ending on,
                                              and including, the     and including, the
                                              5th Trading Day        5th Trading Day
                                              immediately preceding  immediately preceding
                                              the date on which we   the date on which we
                                              mail the notice of     mail the notice of
                                              exchange to holders    exchange to holders
                                              of the outstanding     of the outstanding
                                              shares being           shares being
                                              exchanged.             exchanged.
                                              In addition, we will   In addition, we will
                                              have the right, at     have the right, at
                                              any time Staples e-    any time Staples e-
                                              Commerce Stock         Commerce Stock
                                              exceeds the 40% of     exceeds the 40% of
                                              Total Market           Total Market
                                              Capitalization         Capitalization
                                              Threshold but is       Threshold but is
                                              below the 60% of       below the 60% of
                                              Total Market           Total Market
                                              Capitalization         Capitalization
                                              Threshold, to issue    Threshold, to issue
                                              shares of either       shares of either
                                              series of common       series of common
                                              stock in exchange for  stock in exchange for
                                              outstanding shares of  outstanding shares of
                                              the other series of    the other series of
                                              common stock on a      common stock on a
                                              value for value        value for value
                                              basis.                 basis.

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
                                              The exchange ratio     The exchange ratio
                                              that will result in a  that will result in a
                                              value for value        value for value
                                              exchange will be       exchange will be
                                              based on the average   based on the average
                                              Market Value of the    Market Value of the
                                              series of the common   series of the common
                                              stock being exchanged  stock being exchanged
                                              as compared to the     as compared to the
                                              average Market Value   average Market Value
                                              of the other series    of the other series
                                              of common stock        of common stock
                                              during the 20          during the 20
                                              consecutive Trading    consecutive Trading
                                              Day period ending on,  Day period ending on,
                                              and including, the     and including, the
                                              5th Trading Day        5th Trading Day
                                              immediately preceding  immediately preceding
                                              the date on which we   the date on which we
                                              mail the notice of     mail the notice of
                                              exchange to holders    exchange to holders
                                              of the outstanding     of the outstanding
                                              shares being           shares being
                                              exchanged.             exchanged.
Exchange for Stock of  None.                  We will have the       We will have the
a Subsidiary at                               right at any time to   right at any time to
Staples' Option:                              transfer all of the    transfer all of the
                                              assets and             assets and
                                              liabilities of         liabilities of
                                              Staples Group to a     Staples e-Commerce
                                              subsidiary and         Group to a subsidiary
                                              deliver all of the     and deliver all of
                                              stock of that          the stock of that
                                              subsidiary in          subsidiary in
                                              exchange for all of    exchange for all of
                                              the outstanding        the outstanding
                                              Staples Stock.         Staples e-Commerce
                                                                     Stock.
Voting Rights:         One vote per share.    One vote per share.    One vote per share.
                                              Holders of Staples     Holders of Staples
                                              Stock and Staples.com  Stock and Staples.com
                                              Stock will vote        Stock will vote
                                              together as a single   together as a single
                                              class, except in       class, except in
                                              limited                limited
                                              circumstances.         circumstances.

                                                         Tracking Stock Proposal
                                              --------------------------------------------
                       Existing Common Stock      Staples Stock        Staples.com Stock
                       ---------------------  ---------------------  ---------------------
Liquidation:           Upon liquidation of    Upon liquidation of    Upon liquidation of
                       Staples, holders of    Staples, holders of    Staples, holders of
                       existing common stock  Staples Stock and      Staples Stock and
                       are entitled to        Staples.com Stock      Staples.com Stock
                       receive the net        will be entitled to    will be entitled to
                       assets of Staples, if  receive the net        receive the net
                       any, available for     assets of Staples, if  assets of Staples, if
                       distribution to        any, available for     any, available for
                       stockholders (after    distribution to        distribution to
                       payment or provision   stockholders (after    stockholders (after
                       for all liabilities    payment or provision   payment or provision
                       of Staples and         for all liabilities    for all liabilities
                       payment of the         of Staples and         of Staples and
                       liquidation            payment of the         payment of the
                       preference payable to  liquidation            liquidation
                       any holders of         preference payable to  preference payable to
                       Preferred Stock).      any holders of         any holders of
                                              Preferred Stock).      Preferred Stock).
                                              Amounts due upon       Amounts due upon
                                              liquidation in         liquidation in
                                              respect of shares of   respect of shares of
                                              Staples Stock and      Staples Stock and
                                              shares of Staples.com  shares of Staples.com
                                              Stock will be          Stock will be
                                              distributed pro rata   distributed pro rata
                                              in accordance with     in accordance with
                                              the average Market     the average Market
                                              Value of Staples       Value of Staples
                                              Stock and the average  Stock and the average
                                              Market Value of        Market Value of
                                              Staples.com Stock      Staples.com Stock
                                              over a 20-Trading Day  over a 20-Trading Day
                                              period ending 300      period ending 300
                                              days after the         days after the
                                              implementation of the  implementation of the
                                              Tracking Stock         Tracking Stock
                                              Proposal (or if the    Proposal (or if the
                                              liquidation occurs     liquidation occurs
                                              prior to that date,    prior to that date,
                                              the 20-Trading Day     the 20-Trading Day
                                              period prior to the    period prior to the
                                              liquidation.) In the   liquidation.) In the
                                              absence of a public    absence of a public
                                              trading market for     trading market for
                                              Staples.com Stock,     Staples.com Stock,
                                              market value would be  market value would be
                                              determined in good     determined in good
                                              faith by the board of  faith by the board of
                                              directors.             directors.
Stock Exchange         Nasdaq National        Nasdaq National        If and when we issue
Listings:              Market under the       Market under the       Staples e-Commerce
                       symbol "SPLS."         symbol "SPLS."         Stock in a public
                                                                     offering, we would
                                                                     expect to apply for
                                                                     listing of Staples e-
                                                                     Commerce Stock on the
                                                                     Nasdaq National
                                                                     Market.

Cash Management and Allocation Policies

   Because Staples Group and Staples.com Group are part of a single company, we have established policies relating to cash management and allocations between Staples Group and Staples.com Group. For a more complete description of these policies, see "Proposal 1--The Tracking Stock Proposal--Cash Management and Allocation Policies."

No Appraisal Rights

   Under the Delaware General Corporation Law, you will not have appraisal rights in connection with the Tracking Stock Proposal.

Certain Federal Income Tax Considerations

   We have been advised by Ernst & Young LLP that no gain or loss will be recognized by you for federal income tax purposes as a result of the implementation of the Tracking Stock Proposal. However, the Internal

Revenue Service could disagree. There are no court decisions or other authorities bearing directly on transactions similar to the Tracking Stock Proposal. In addition, the Internal Revenue Service has announced that it will not issue rulings on the characterization of stock with characteristics similar to Staples Stock or Staples.com Stock. Therefore, the tax treatment of the Tracking Stock Proposal is subject to some uncertainty under current law.

   In addition, a recent proposal by the Clinton Administration would impose a corporate level tax on the issuance of stock similar to Staples Stock or Staples.com Stock. If this proposal were enacted, we could be subject to tax on an issuance of Staples Stock or Staples.com Stock after the date of enactment. If our stockholders approve the Tracking Stock Proposal, our board of directors currently intends to implement the proposal, subject to further legislative developments relating to the Clinton Administration tax proposal (or similar proposals).

   In light of the foregoing, you should consult your own tax advisor regarding the tax consequences of the Tracking Stock Proposal, including the state, local and any foreign tax consequences.

                 PROPOSALS 2, 3 and 4--THE STOCK PLAN PROPOSALS

   At the Special Meeting, we will also ask you to consider and approve amendments to our 1992 Equity Incentive Plan, 1990 Director Stock Option Plan and 1998 Employee Stock Purchase Plan that would permit us to issue Staples.com Stock under those Plans. For a more detailed description of these proposals, see "Proposals 2, 3 and 4--The Stock Plan Proposals."

                                    STAPLES

                 SUMMARY HISTORICAL CONSOLIDATED FINANCIAL DATA

                                 Six Months Ended                   Fiscal Year
                          ------------------------------- --------------------------------
                          July 31, 1999 August 1, 1998(1) 1998(1)(2)  1997(3)      1996
                          ------------- ----------------- ---------- ---------- ----------
                            (in thousands, except per share and selected operating data)
Statement of Income
 Data:
Sales...................   $3,912,176      $3,146,316     $7,123,189 $5,732,145 $4,493,589
Gross profit............      949,312         728,805      1,726,266  1,354,455  1,060,245
Net income..............      103,058          44,924        185,370    167,914    144,742
Pro forma net
 income(4)..............          --           43,110        183,556    153,128    129,413
Historical basic
 earnings per common
 share(5)...............   $     0.22      $     0.11     $     0.43 $     0.41 $     0.36
Historical diluted
 earnings per common
 share(5)...............   $     0.22      $     0.10     $     0.41 $     0.39 $     0.35
Pro forma basic earnings
 per common
 share(4)(5)............   $      --       $     0.10     $     0.43 $     0.38 $     0.32
Pro forma diluted
 earnings per common
 share(4)(5)............   $      --       $     0.10     $     0.41 $     0.36 $     0.31
Selected Operating Data:
Stores open (at period
 end)...................        1,009             830            913        742        557

                                                                As of
                                                     ---------------------------
                                                     July 31, 1999 Jan. 30, 1999
                                                     ------------- -------------
                                                           (in thousands)
Balance Sheet Data:
Working capital.....................................  $  677,132    $  798,768
Total assets........................................   3,405,246     3,179,266
Total long-term debt, less current portion..........     263,560       205,015
Stockholders' equity................................   1,733,678     1,656,886

--------
(1) Results of operations for this period include a $41,000,000 charge relating to costs incurred in connection with the merger with Quill.
(2) Results of operations for this period include a $49,706,000 charge relating to store closure costs.
(3) Results of operations for this period include a pre-tax charge of $29,665 resulting from the costs incurred in connection with the proposed merger with Office Depot, Inc.
(4) Pro forma net income and pro forma earnings per share include a provision for income taxes on the previously untaxed earnings of Quill, which had been taxed as an S corporation prior to its acquisition by Staples.
(5) Earnings per common share have been restated to reflect 3-for-2 stock splits effective January 1999, January 1998 and March 1996.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                   SUMMARY HISTORICAL COMBINED FINANCIAL DATA

                            Six Months Ended          Fiscal Year Ended(1)
                          --------------------- --------------------------------
                           July 31,  August 1,
                             1999     1998(1)   1998(1)(2)  1997(3)      1996
                          ---------- ---------- ---------- ---------- ----------
                          (in thousands, except per share and selected operating
                                                  data)
Statement of Income
 Data:
Sales...................  $3,884,874 $3,141,258 $7,106,303 $5,728,439 $4,493,554
Gross profit............     943,007    727,353  1,722,101  1,353,524  1,060,236
Net income..............     103,058     44,924    185,370    167,914    144,742
Pro forma net
 income(4)..............     103,058     43,110    183,556    153,128    129,413
Dividends...............         --         --         --         --         --
Selected Operating Data:
Stores open (at period
 end)...................       1,009        830        913        742        557
                                                                   As of
                                                           ---------------------
                                                                       January
                                                            July 31,     30,
                                                              1999       1999
                                                           ---------- ----------
Balance Sheet Data:
Working capital.........                                   $  680,723 $  797,820
Total assets............                                    3,404,019  3,179,181
Total long-term debt,
 less current portion...                                      263,560    205,015
Group equity............                                    1,733,678  1,656,886

--------
(1) Results of operations for this period include a $41,000,000 charge relating to costs incurred in connection with the merger with Quill.
(2) Results of operations for this period include a $49,706,000 charge relating to store closure costs.
(3) Results of operations for this period include a $29,665,000 charge relating to costs incurred with the then proposed merger with Office Depot, Inc.
(4) Pro forma net income includes a provision for income taxes on the previously untaxed earnings of Quill, which had been taxed as an S corporation prior to its acquisition by Staples.

                               STAPLES.COM GROUP

                   SUMMARY HISTORICAL COMBINED FINANCIAL DATA

                              Six Months Ended           Fiscal Year
                              ------------------ -----------------------------
                               July
                                31,    August 1,
                               1999      1998     1998     1997       1996
                              -------  --------- -------  -------  -----------
                                             (in thousands)
Statement of Income Data:
Sales........................ $27,302   $5,058   $16,886  $ 3,706     $  35
Gross profit.................   6,305    1,352     4,165      931        26
Net loss.....................  (3,706)    (104)     (487)    (300)     (207)
Pro forma net loss(1)........  (3,706)     (92)     (475)    (180)     (124)
Dividends....................     --       --        --       --        --
                                                                 As of
                                                          --------------------
                                                           July
                                                            31,    January 30,
                                                           1999       1999
                                                          -------  -----------
Balance Sheet Data:
Working capital..............                             $(2,591)    $ 948
Total assets.................                              23,976     2,047
Total long-term debt, less
 current portion                                              --        --
Group equity.................                              21,052     1,962

--------
(1) Pro forma net loss includes a benefit for income taxes on the previously untaxed earnings of Quill, which had been taxed as an S Corporation prior to its acquisition by the Company.

                                    GENERAL

   Staples' board of directors is furnishing this Proxy Statement to solicit proxies in connection with a Special Meeting of Stockholders to be held at 9:00
a.m., Eastern Standard Time, on       , 1999 at                     and at any
adjournments or postponements thereof. We will vote shares represented by the proxies received and not properly revoked in accordance with the instructions contained therein. If no choice is specified on an executed form of proxy, the shares will be voted "FOR" the approval of each of Proposals 1, 2, 3 and 4 described in this Proxy Statement. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of Staples a written revocation or a duly executed proxy bearing a later date or by voting in person at the Special Meeting. If you vote "FOR" the Tracking Stock Proposal at the Special Meeting, you may be forfeiting your right to challenge the Tracking Stock Proposal in the future.

   Stockholders of record at the close of business on       , 1999 (the "Record
Date") are entitled to notice of and to vote at the Special Meeting. As of the
close of business on the Record Date, a total of      shares of common stock
(constituting all of the voting stock of Staples) were outstanding. Holders of common stock are entitled to one vote per share.

   The holders of a majority of the shares of common stock outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting.

   The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date is required to approve the Tracking Stock Proposal and the affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required to approve each of the Stock Plan Proposals.

   Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have the same effect on the Tracking Stock Proposal as a vote against such proposal, but will have no effect on the voting on the Stock Plan Proposals.

                                 RISK FACTORS

   You should carefully consider the risk factors described below, as well as the other information included in this Proxy Statement, before you decide how to vote on the proposals.

 We cannot predict how the issuance of Staples.com Stock will affect the market price of Staples Stock

   We cannot predict the price at which Staples Stock will trade following the issuance of Staples e-Commerce Stock. The market price of Staples Stock may not equal or exceed the market price of our existing common stock. Some of the terms of Staples Stock and Staples.com Stock may adversely affect the trading price of Staples Stock (or Staples.com Stock, in the event we decide to undertake an initial public offering of Staples.com Stock in the future). Examples include:

  . the right of the Staples board of directors to issue Staples Stock in exchange for Staples.com Stock, and

  . the discretion of Staples' board of directors in making various determinations relating to (1) a variety of matters affecting the rights of the holders of Staples Stock and Staples.com Stock, such as dividends and the allocation of merger proceeds, and (2) a variety of cash management and allocation matters.

 Holders of Staples Stock and Staples.com Stock will be common stockholders of Staples and will not have any legal rights relating to specific assets of Staples

   Even though we have allocated, for financial reporting purposes, all of our consolidated assets, liabilities, revenue, expenses and cash flow between the two Groups in order to prepare their financial statements, the Tracking Stock Proposal will not change the legal title to any assets or responsibility for any liabilities and will not affect the rights of any of our creditors. Holders of Staples Stock and Staples.com Stock will not have any legal rights related to specific assets of either Group, and, in any liquidation, will receive a share of the net assets of Staples based on the relative trading prices of Staples Stock and Staples.com Stock rather than on any assessment of the actual value of Staples Group or Staples.com Group. Holders of Staples Stock and Staples.com Stock will be common stockholders of Staples and, as such, will be subject to all of the risks associated with an investment in Staples and all of our businesses, assets and liabilities.

 If Staples encounters financial difficulty, the value of either Group's stock may suffer for reasons unrelated to the prospects of that Group

   Financial results of either Group will affect Staples' consolidated results of operations, financial position and borrowing costs. This could affect the results of operations or financial position of the other Group or the market price of shares issued with respect to the other Group.

 Existing stockholders of Staples will have a reduced interest in Staples.com Group

   Holders of Staples Stock will participate in the ownership of Staples.com Group through Staples Group's retained interest in Staples.com Group. Staples Group's interest in Staples.com Group will decrease as a result of the issuance of Staples.com Stock. After any issuance of Staples.com Stock, the existing stockholders of Staples will no longer share in the gains or losses attributable to the portion of Staples.com Group that is represented by the outstanding shares of Staples.com Stock. The price at which any shares of Staples.com Stock may be sold in the future may not reflect accurately the value of Staples.com Stock and thus holders of Staples Stock may not appropriately benefit from such issuances. Existing stockholders of Staples will not have any special rights to subscribe for Staples.com Stock.

 The cost of maintaining separate groups will likely exceed the costs associated with operating Staples as a single entity

   The costs associated with implementing the Tracking Stock Proposal and the ongoing costs of operating separate Groups will likely exceed the costs associated with operating Staples as it currently exists. In particular, the issuance of the Staples.com Stock will result in a complex capital structure and additional reporting requirements with respect to each Group.

 Having two series of common stock could create potential conflicts of interest and the Staples board of directors could make decisions that adversely affect stockholders of either Group

   Having two series of common stock could give rise to occasions when the interests of holders of one series might diverge or appear to diverge from the interests of holders of the other series. In addition, due to the extensive relationships between, and the similarity of the businesses of, Staples Group and Staples.com Group, there will likely be inherent conflicts of interest between the two Groups. The Staples board of directors, in its sole discretion, will make operational and financial decisions and implement policies that may affect the businesses of Staples Group and Staples.com Group differently, potentially favoring one Group at the expense of the other. Examples include:

  . decisions as to whether to allocate the proceeds of issuances (or the costs of repurchases) of Staples.com Stock to Staples Group in respect of its retained interest in Staples.com Group or to the equity of Staples.com Group,

  . decisions as to how to allocate consideration received in connection with a merger involving Staples between holders of Staples Stock and Staples.com Stock,

  . decisions as to whether and when to issue Staples Stock in exchange for Staples.com Stock,

  . decisions as to whether and when to approve dispositions of assets of either Group,

  . decisions as to how to allocate available cash between Staples Group and Staples.com Group and decisions as to whether and how to make transfers of funds from one Group to another,

  . decisions as to how to allocate assets and resources, such as inventory, distribution and fulfillment services and management time, between the two Groups, and

  . decisions as to whether and to what extent the two Groups compete with each other and how corporate opportunities are allocated between the two Groups.

   If directors own disproportionate interests (in percentage or value terms) in Staples Stock and Staples e-Commerce Stock, that disparity could create or appear to create potential conflicts of interest when they are faced with decisions that could have different implications for the stockholders of either Group.

 The Staples board of directors has sole discretion to change cash management and allocation policies and this makes it riskier to be a holder of Staples Stock or Staples.com Stock than a holder of ordinary common stock

   The Staples board of directors has adopted certain policies relating to cash management and allocations between Staples Group and Staples.com Group. Although it has no present intention to do so, the board of directors may, in its sole discretion, modify, rescind or add to any of these policies. The board of directors' discretion to change these policies makes it riskier to be a holder of Staples Stock or Staples e-Commerce Stock than a holder of ordinary common stock. For a more comprehensive description of these policies, see "Proposal 1--The Tracking Stock Proposal--Cash Management and Allocation Policies".

 Principles of Delaware law may protect decisions of the Staples board of directors that have a disparate impact upon holders of Staples Stock and Staples.com Stock

   Delaware law provides that a board of directors owes an equal duty to all stockholders regardless of class or series and does not have separate or additional duties to the holders of any particular class or series of stock. Recent cases in Delaware involving tracking stocks have established that decisions by directors or officers involving differing treatment of tracking stocks may be judged under the "business judgment rule." Under these principles of Delaware law and the "business judgment rule," you may not be able to challenge board of directors' decisions that have a disparate impact upon holders of Staples Stock and Staples.com Stock if the board of directors is adequately informed with respect to such decisions and acts in good faith and in the honest belief that it is acting in the best interests of Staples' stockholders and does not have a conflict of interest.

 Stockholders will not vote on how to allocate consideration received in connection with a merger among holders of Staples Stock and holders of Staples.com Stock

   Our charter will not contain any provisions governing how consideration received in connection with a merger or consolidation involving Staples is to be allocated between holders of Staples Stock and holders of Staples.com Stock. Neither holders of Staples Stock nor holders of Staples.com Stock will have a separate class vote in any merger or consolidation so long as we divide the type and amount of consideration between holders of Staples Stock and holders of Staples.com Stock in a manner we determine, in our sole discretion, to be fair. In any such merger or consolidation, the different ways we may divide the consideration might have materially different results. As a result, the consideration to be received by holders of Staples Stock or Staples.com Stock in any such merger or consolidation may be materially less valuable than the consideration they would have received if that business had been sold separately or if they had a separate class vote on such merger or consolidation.

 We have the option to exchange one series of common stock for the other series and this may be disadvantageous to holders of Staples Stock or the holders of Staples.com Stock

   We will have the right to issue shares of one series of common stock in exchange for outstanding shares of the other series of common stock. Because certain exchanges would be at a premium to the market value, and since we could determine to effect an exchange at a time when either or both of Staples Stock and Staples.com Stock may be considered to be overvalued or undervalued, any such exchange may be disadvantageous to holders of Staples Stock or holders of Staples.com Stock. In addition, such exchange would preclude holders of the exchanged series of common stock from retaining their investment in a security that is intended to reflect separately the performance of the corresponding Group.

 We may dispose of assets of either Staples Group or Staples.com Group without your approval

   Delaware law requires stockholder approval only for a sale or other disposition of all or substantially all of the assets of Staples. As long as the assets attributed to a Group represent less than substantially all of Staples' assets, we may approve sales and other dispositions of any amount of the assets of that Group without any stockholder approval. If we dispose of all or substantially all of the assets of either Group, we would be required, if the disposition is not an exempt disposition under the terms of our charter, to choose one of the following three alternatives:

  .  declare and pay a dividend,

  .  redeem shares of the relevant series of stock, or

  . exchange shares of one series for outstanding shares of the other series at a 10% premium.

Consequently, holders of either series of common stock may receive less value for their shares than the value that a third-party buyer might pay for all or substantially all of the assets of such Group. The board of directors will decide, in its sole discretion, how to proceed and is not required to select the option that would result in the highest value to holders of Staples Stock or Staples.com Stock.

 We are not required to pay dividends equally on Staples Stock and Staples.com Stock

   Although we do not intend to pay cash dividends in the foreseeable future, the Staples board of directors could elect to pay dividends on Staples Stock or Staples.com Stock, or both, in equal or unequal amounts. Such a decision would not necessarily have to reflect:

  .  the financial performance of either Staples Group or Staples.com Group,

  .  the amount of assets available for dividends on either series, or

  .  the amount of prior dividends declared on either series.

 Holders of Staples Stock and Staples.com Stock will vote together as a single class and will have limited separate voting rights

   Holders of Staples Stock and Staples.com Stock will vote together as a single class, except in certain limited circumstances provided under the Delaware General Corporation Law. When holders of Staples Stock and Staples.com Stock vote together as a single class, holders of the series of common stock having a majority of the votes will be in a position to control the outcome of the vote even if the matter involves a conflict of interest between holders of Staples Stock and holders of Staples.com Stock.

 Having two series of common stock may inhibit or prevent acquisition bids for Staples, Staples Group or Staples.com Group

   If Staples Group and Staples.com Group were separate companies, any person interested in acquiring either Staples Group or Staples.com Group without negotiating with management could seek control of that entity by obtaining control of its outstanding voting stock by means of a tender offer or proxy contest. Although we intend Staples Stock and Staples.com Stock to reflect the separate performance of Staples Group and Staples.com Group, a person interested in acquiring only one Group without negotiation with Staples' management could obtain control of that Group only by obtaining control of the outstanding voting stock of Staples.

   The existence of two series of common stock could present complexities and could in certain circumstances pose obstacles, financial and otherwise, to an acquiring person. The existence of two series of common stock could, under certain circumstances, prevent stockholders from profiting from an increase in the market value of their shares as a result of a change in control of Staples by delaying or preventing such a change in control.

   In addition, some of the provisions of our charter, by-laws, and Delaware law may inhibit changes of control not approved by the board of directors. For additional anti-takeover constraints, see "Proposal 1--The Tracking Stock Proposal--Certain Other Provisions of the Certificate of Incorporation and By-laws" and "--Certain Provisions of Delaware Law".

 The values of Staples Stock and Staples.com Stock may decline due to future issuances of Staples Stock or Staples.com Stock

   Our charter will allow the Staples board of directors, in its sole discretion, to issue authorized but unissued shares of common stock. The board of directors may issue Staples Stock or Staples.com Stock to, among other things:

  .  raise capital,

  .  provide compensation or benefits to employees,

  .  pay stock dividends or

  .  acquire companies or businesses.

   Under the Delaware General Corporation Law, the board of directors would not need your approval for these issuances. We do not intend to seek your approval for any such issuances unless:

  .  stock exchange regulations or other applicable law require approval or

  .  the board of directors deems it advisable.

 We may not offer Staples.com Stock at all

   This Proxy Statement describes our current intentions regarding future issuances of Staples.com Stock. Because such issuances are subject to various conditions and uncertainties, we cannot assure you that any will occur.

 The IRS could assert that the receipt of the tracking stock is taxable

   We have been advised by Ernst & Young LLP that no income, gain or loss will be recognized by you for federal income tax purposes as a result of the implementation of the Tracking Stock Proposal. However, the Internal Revenue Service could disagree. There are no court decisions or other authorities bearing directly on the effect of the features of Staples Stock or Staples.com Stock. In addition, the Internal Revenue Service has announced that it will not issue rulings on the characterization of stock with characteristics similar to Staples Stock and Staples.com Stock. It is possible, therefore, that the Internal Revenue Service could successfully assert that the issuance or receipt of Staples Stock, as well as the subsequent conversion of one stock into the other, could be taxable to you and to us as ordinary income.

 A recent Clinton Administration proposal could result in taxation on issuances of tracking stock

   A recent proposal by the Clinton Administration would impose a corporate level tax on the issuance of stock similar to Staples Stock or Staples.com Stock. If this proposal is enacted, we would be subject to tax on an issuance of Staples Stock or Staples.com Stock after the date of enactment. If our stockholders approve the Tracking Stock Proposal our board of directors currently intends to implement the proposal subject to further legislative developments relating to the Clinton Administration tax proposal or similar proposals.

   Under our certificate of incorporation, we may convert Staples Stock or Staples.com Stock into shares of the other series with a premium if there are adverse U.S. federal income tax law developments. The proposal of the Clinton Administration would be such an adverse development if it is implemented or proposed to be implemented by an applicable federal legislative committee or its chair. For additional information on the events that could cause us to effect a conversion, see "Proposal 1--The Tracking Stock Proposal--General Dividend, Redemption and Exchange Provisions" and "Certain Federal Income Tax Consequences."

 If the Tracking Stock Proposal prevents us from using the pooling-of-interests method of accounting for acquisitions, we may be constrained in making certain acquisitions on terms favorable to us

   Under currently accepted accounting rules and practices, some acquisitions may be accounted for using a method of accounting known as the pooling-of-interests method. Pooling-of-interests transactions are favorable from an accounting perspective because they avoid the expense associated with goodwill amortization. The issuance of Staples.com Stock may preclude Staples from availing itself of the pooling-of-interests method of accounting for future acquisitions. This could make it less desirable for us to proceed with some acquisitions.

                         Cautionary Statement Regarding
                          Forward-looking Information

   This Proxy Statement includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these forward-looking statements by our use of the words "believes," "anticipates," "plans," "expects," "may," "will," "would," "intends," "estimates" and similar expressions, whether in the negative or affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have included important factors in various cautionary statements herein, particularly under the heading "Risk Factors," that we believe could cause our actual results to differ materially from the forward-looking statements that we make. The forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. We do not assume any obligation to update any forward-looking statement we make.

                    PROPOSAL 1--THE TRACKING STOCK PROPOSAL

General

   At the Special Meeting, we will ask you to consider and approve the Tracking Stock Proposal described in this Proxy Statement. The Tracking Stock Proposal would allow us to amend our certificate of incorporation to:

  . Create a new series of common stock called Staples.com Stock that could be issued from time to time by the board of directors.

  . Increase the aggregate number of shares of common stock that we may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Stock and 150,000,000 shares of Staples.com Stock.

  . Re-classify each outstanding share of existing common stock into a share of Staples Stock.

We intend Staples.com Stock to reflect the performance of Staples.com Group, our e-commerce business division. We intend Staples Stock to reflect the performance of Staples Group, which consists of our other businesses and a retained interest in Staples.com Group. Staples Group's interest in Staples.com, excluding the interest represented by outstanding shares of Staples.com Stock, is called its "Retained Interest." We have allocated, for financial reporting purposes, all of Staples' consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. In the future, we will publish combined financial statements of Staples Group, combined financial statements of Staples.com Group, and consolidated financial statements of Staples covering both Staples Group and Staples.com Group.

   We currently plan to grant options for Staples.com Stock under the 1992 Equity Incentive Plan to all Staples employees who currently receive options under the Plan shortly following stockholder approval of the proposed amendment to the Plan. We expect to issue additional shares of Staples.com Stock in one or more private or public financings within 12 months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock we issue, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group.

   We expect to file the amendment to our certificate of incorporation implementing the Tracking Stock Proposal and re-classify your common stock shortly following the Special Meeting, assuming the Tracking Stock Proposal is approved.

Background and Reasons for the Tracking Stock Proposal

   We continually review each of our businesses and Staples as a whole to determine the best way to realize the inherent value of our business operations. As a result of this review process, we recently began to evaluate various alternatives to maximize stockholder value, including the creation of Staples "tracking stock" intended to reflect the performance of Staples.com Group.

   Upon management's recommendation and after extensive consultation with our financial and legal advisors, the board of directors determined that the issuance of tracking stock would be desirable for a number of reasons, as discussed below. On September 14, 1999, the board of directors carefully considered the Tracking Stock Proposal and the other proposals described in this Proxy Statement, determined that those proposals are in the best interests of Staples and its stockholders, unanimously approved them and resolved to recommend that you vote for them.

   In arriving at its determination and recommendation, Staples' board of directors, with the assistance of its financial and legal advisors, considered the following benefits of the authorization of Staples.com Stock:

  . enabling investors to review separate information about Staples.com Group and separately value Staples.com Stock. This should encourage investors to focus more attention on Staples.com

     Group and result in greater market recognition of the value of Staples.com Group to Staples.

  . enabling us to issue Staples.com Stock in a private or public financing, thus raising capital for Staples Group and/or Staples.com Group and perhaps creating a public trading market for Staples.com Group.

  . enabling us to grant stock options or restricted stock tied to Staples.com Group, thereby providing more focused incentives to Staples.com Group management and employees.

  . providing us with greater flexibility in responding to strategic opportunities (including acquisitions), because it would allow us to issue either Staples Stock or Staples.com Stock as appropriate under the circumstances.

  . enabling us to realize some of the value of Staples.com Group without losing the financial, tax, operational, strategic and other benefits of being a single consolidated entity.

   Staples' board of directors also evaluated the potential negative aspects of the Tracking Stock Proposal, including the following:

  . The Tracking Stock Proposal will require a complex capital structure and additional reporting requirements with respect to each Group.

  . The costs associated with implementing the Tracking Stock Proposal and the ongoing cost of operating separate Groups will likely exceed the costs associated with operating Staples as it currently exists.

  . The Tracking Stock Proposal will expand the board of directors' responsibility to oversee the interests of two series of common stockholders.

  . The potential diverging or conflicting interests between the holders of Staples Stock and the holders of Staples.com Stock and issues that the board of directors may face in resolving any conflicts.

  . The pooling-of-interests method of accounting might not be available for future acquisitions using Staples Stock or Staples.com Stock.

   Staples' board of directors determined that the positive aspects of the Tracking Stock Proposal outweighed the negative aspects and concluded that the Tracking Stock Proposal and the other proposals are in the best interests of Staples and its stockholders.

Description of Staples Stock and Staples.com Stock


    The following description is not complete and should be read with Annex II to this Proxy Statement, which contains the full text of the Certificate of Amendment that will be filed pursuant to the Tracking Stock Proposal.

 General

   Our certificate of incorporation (which we call the "Current Certificate of Incorporation") authorizes us to issue 1,505,000,000 shares, consisting of 1,500,000,000 shares of common stock, par value $.0006 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. Only the preferred stock
is currently issuable in series by our board of directors. As of       , 1999,
we had approximately     shares of common stock and no shares of preferred
stock issued and outstanding.

   In order to implement the Tracking Stock Proposal, we would file the Certificate of Amendment (the "Certificate of Amendment") which would amend our Current Certificate of Incorporation. The Certificate of Amendment would:

  . Create a new series of common stock--Staples.com Stock--which could be issued from time to time by the board of directors.

  . Increase the aggregate number of shares of common stock that we may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Stock and 150,000,000 shares of Staples.com Stock.

  . Re-classify each outstanding share of existing common stock into a share of Staples Stock.

We intend Staples.com Stock to reflect the performance of Staples.com Group, our e-commerce business division. We intend Staples Stock to reflect the performance of Staples Group, which consists of our other businesses and a retained interest in Staples.com Group. We have allocated, for financial reporting purposes, all of Staples' consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. In the future, we will publish combined financial statements of Staples Group, combined financial statements of Staples.com Group, and consolidated financial statements of Staples (covering both Staples Group and Staples.com Group).

   The full definitions of the terms "Staples Group" and "Staples.com Group" are set forth under "--Mandatory Dividend, Redemption or Exchange on Disposition of All or Substantially All of the Assets of a Group" below.

   Before we first issue shares of, or options for shares of, Staples.com Stock, the board of directors would designate the initial Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group. See "--Staples Group's Retained Interest in Staples.com Group", "-- Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group" and Annex I for additional information about Staples Group's Retained Interest in Staples.com Group and the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group.

   The board of directors will have the authority to increase or decrease from time to time the total number of authorized shares comprising either series of common stock. However, the board of directors could not increase the number of authorized shares of a series above a number which, when added to all of the authorized shares of the other series of common stock, would exceed the total authorized number of shares of common stock. Likewise, the board of directors could not decrease the number of authorized shares of a series below the number of shares of such series then outstanding.

   The board of directors will have the authority in its sole discretion to issue authorized but unissued shares of common stock from time to time for any proper corporate purpose. The board of directors will have the authority to do so without your approval, except as provided by Delaware law or the rules and regulations of any securities exchange on which any series of outstanding common stock may then be listed.

 Dividends

   We currently intend to retain all of our earnings for use in the operation and expansion of our business. We therefore do not expect to pay any cash dividends on Staples Stock or Staples.com Stock in the foreseeable future.

   Although our revolving credit agreement currently restricts the payment of cash dividends, and in any event, as stated above, we do not expect to pay any dividends in the foreseeable future on any series of common stock, we will otherwise be permitted to pay dividends on

  . Staples Stock out of assets of Staples legally available for the payment of dividends under Delaware law, but the total amounts paid as dividends on Staples Stock cannot exceed the Available Dividend Amount for Staples Group, and

  . Staples.com Stock out of the assets of Staples legally available for the payment of dividends under Delaware law, while transferring corresponding amounts to Staples Group in respect of its Retained Interest in Staples.com Group. However, the total amounts paid as dividends on Staples.com Stock and the corresponding amounts transferred to Staples Group in respect of its Retained Interest in Staples.com Group cannot exceed the Available Dividend Amount for Staples e-Commerce Group.

   The "Available Dividend Amount" for Staples Group at any time is the amount that would then be legally available for the payment of dividends on Staples Group's common stock under Delaware law if (1) Staples Group and Staples.com Group were each a separate Delaware corporation, (2) Staples Group had outstanding (a) a number of shares of common stock, par value $0.0006 per share, equal to the number of shares of Staples Stock that are then outstanding and (b) a number of shares of preferred stock, par value $0.01 per share, equal to the number of shares of preferred stock of Staples that have been attributed to Staples Group and are then outstanding, (3) the assumptions about Staples.com Group set forth in the next sentence were true and (4) Staples Group owned a number of shares of Staples.com Group common stock equal to the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group. Similarly, the "Available Dividend Amount" for Staples.com Group at any time is the amount that would then be legally available for the payment of dividends on Staples.com Group's common stock under Delaware law if Staples.com Group were a separate Delaware corporation having outstanding (1) a number of shares of common stock, par value $0.0006 per share, equal to the number of shares of Staples.com Stock that are then outstanding plus the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and (2) a number of shares of preferred stock, par value $0.01 per share, equal to the number of shares of preferred stock of Staples that have been attributed to Staples.com Group and are then outstanding.

   The amount legally available for the payment of dividends on common stock of a corporation under Delaware law is generally limited to (1) the total assets of the corporation less its total liabilities less (2) the aggregate par value of the outstanding shares of its common stock and preferred stock. However, if that amount is not greater than zero, the corporation may also pay dividends out of the net profits for the corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year. As mentioned above, these restrictions will form the basis for calculating the Available Dividend Amounts for Staples Group and Staples.com Group. These restrictions will also form the basis for calculating the aggregate amount of dividends that Staples as a whole can pay on its common stock, regardless of series. Thus, net losses of either Group, and any dividends and distributions on, or repurchases of, either series of common stock, will reduce the assets legally available for dividends on both series of common stock.

   Subject to the foregoing limitations (and to any other limitations set forth in any future series of preferred stock or in any agreements binding on Staples from time to time), we have the right to pay dividends on both, one or neither series of common stock in equal or unequal amounts, notwithstanding the performance of either Group, the amount of assets available for dividends on either series, the amount of prior dividends paid on either series, the respective voting rights of each series or any other factor.

   At the time of any dividend on the outstanding shares of Staples.com Stock (including any dividend required as a result of a disposition of All or Substantially All of the Assets of Staples.com Group, but excluding any dividend payable in shares of Staples.com Stock) we will credit to Staples Group, and charge against Staples.com Group, a corresponding amount in respect of Staples Group's Retained Interest in Staples.com Group. Specifically, the corresponding amount will equal (1) the aggregate amount of such dividend multiplied by (2) a fraction, the numerator of which is the Number of

Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the denominator of which is the number of shares of Staples.com Stock then outstanding.

 Mandatory Dividend, Redemption or Exchange on Disposition of All or Substantially All of the Assets of a Group

   If we dispose of All or Substantially All of the Assets of a Group to one or more persons or entities, in one transaction or a series of related transactions (collectively, a "Disposition"), and the Disposition is not an Exempt Disposition as defined below, we would be required, by the 85th Trading Day after the consummation of such Disposition, to choose one of the following three alternatives:

  . declare and pay a dividend to holders of the series of common stock that relates to that Group (in cash, securities (other than common stock of Staples) or other property, or a combination thereof), in an amount having a Fair Value equal to their Proportionate Interest in the Net Proceeds of such Disposition,

  . redeem from holders of the series of common stock that relates to that Group, for cash, securities (other than common stock of Staples) or other property (or a combination thereof) in an amount having a Fair Value equal to their Proportionate Interest in the Net Proceeds of such Disposition, all of the outstanding shares of the relevant series of common stock (or, if such Group continues after such Disposition to own any material assets other than the proceeds of such Disposition, a number of shares of such series of common stock having an aggregate average Market Value, during the 20 consecutive Trading Day period beginning on the 16th Trading Day immediately following the date on which the Disposition is consummated, equal to such Fair Value), or

  . issue shares of the series of common stock that does not relate to that Group in exchange for all of the outstanding shares of the series of common stock that relates to that Group at a 10% premium (based on the average Market Value of the relevant series of common stock as compared to the average Market Value of the other series of common stock during the 20 consecutive Trading Day period beginning on the 16th Trading Day immediately following the date on which the Disposition is consummated).

   In connection with any special dividend on, or redemption of, Staples.com Stock as described above, we will credit to Staples Group, and charge against Staples.com Group, a corresponding amount in respect of Staples Group's Retained Interest in Staples.com Group. Specifically, the corresponding amount will equal (1) the aggregate Fair Value of such dividend or redemption multiplied by (2) a fraction, the numerator of which is the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the denominator of which is the number of shares of Staples.com Stock then outstanding. In addition, in connection with any redemption of Staples.com Stock as described above, we will decrease the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group by the same proportion as the proportionate decrease in outstanding shares of Staples.com Group caused by such redemption.

   At any time within one year after completing any dividend or partial redemption of the sort referred to above, we will have the right to issue shares of the series of common stock that does not relate to the Group in question in exchange for outstanding shares of the series of common stock that relates to that Group at a 10% premium (based on the average Market Value of the relevant series of common stock as compared to the average Market Value of the other series of common stock during the 20 consecutive Trading Day period ending on the 5th Trading Day immediately preceding the date on which Staples mails the notice of exchange to holders of the relevant series). In determining whether to effect any such exchange following such a dividend or partial redemption, we would, in addition to other matters, consider whether the remaining assets of such Group continue to constitute a viable business, the number of shares of such common stock remaining issued and outstanding, the per share market price of such common stock and the ongoing cost of continuing to have a separate series of such common stock outstanding.

   The following terms used in this document have the meanings specified in the Certificate of Amendment and are set forth below:

   "All or Substantially All of the Assets" of either Group means a portion of such assets that represents at least 80% of the then-current Fair Value of the assets of such Group.

   "Exempt Disposition" means any of the following:

  . a Disposition in connection with the liquidation, dissolution or winding-up of Staples and the distribution of assets to stockholders,

  . a Disposition to any person or entity controlled by Staples, as determined by the board of directors in its sole discretion,

  . a Disposition by either Group for which Staples receives consideration primarily consisting of equity securities (including, without limitation, capital stock of any kind, interests in a general or limited partnership, interests in a limited liability company or debt securities convertible into or exchangeable for, or options or warrants to acquire, any of the foregoing, in each case without regard to the voting power or other management or governance rights associated therewith) of an entity which is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to businesses conducted by such Group prior to the Disposition, as determined by the board of directors in its sole discretion,

  . a dividend out of Staples.com Group's assets to holders of Staples.com Stock and a transfer of a corresponding amount to Staples Group in respect of its Retained Interest in Staples.com Group,

  .  a dividend out of Staples Group's assets to holders of Staples Stock and

  . any other Disposition, if (1) at the time of the Disposition there are no shares of Staples Stock outstanding, (2) at the time of the Disposition there are no shares of Staples.com Stock outstanding or (3) before the 30th Trading Day following the Disposition we have mailed a notice stating that we are exercising our right to exchange outstanding shares of either Staples Stock or Staples.com Stock for newly issued shares of the other series of common stock as contemplated under "-- Optional Exchange of One Series of Common Stock for the Other Series" below.

   "Fair Value" means (1) in the case of cash, the amount thereof, (2) in the case of capital stock that has been Publicly Traded for a period of at least 15 months, the Market Value thereof and (3) in the case of other assets or securities, the fair market value thereof as the board of directors shall determine in good faith. Any good faith determination by the board of directors of Fair Value shall be conclusive and binding on all stockholders.

   "Market Capitalization" of either series of common stock on any date means the Market Value of a share of such series on such date multiplied by the number of shares of such series outstanding on such date. Shares issuable with respect to Staples Group's Retained Interest in Staples.com Group are not considered to be outstanding unless and until they are in fact issued to third parties.

   "Market Value" of a share of any class or series of capital stock on any Trading Day generally means the average of the high and low reported sales prices of a share of such class or series on such Trading Day, subject to certain exceptions as described in the Certificate of Amendment.

   "Nasdaq NMS" means the Nasdaq National Market.

   The "Net Proceeds" of a Disposition of any of the assets of a Group means the positive amount, if any, remaining from the gross proceeds of such Disposition after any payment of, or reasonable provision (as determined in good faith by the board of directors, which determination will be conclusive and binding on all stockholders) for, (1) any taxes payable by Staples in respect of such Disposition, (2) any taxes payable by Staples in respect of any resulting dividend or redemption, (3) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and
(4) any liabilities (contingent or otherwise) of, attributed to or related to, such Group, including, without limitation, any liabilities for deferred taxes, any indemnity or guarantee obligations which are outstanding or incurred in connection with the Disposition or otherwise, any liabilities for future purchase price adjustments and any obligations with respect to outstanding securities (other than common stock) attributed to such Group.

   "Proportionate Interest" of holders of Staples.com Stock in the Net Proceeds of a Staples e-Commerce Group Disposition (or in the outstanding shares of common stock of any subsidiaries holding Staples e-Commerce Group's assets and liabilities) means the amount of such Net Proceeds (or the number of such shares) multiplied by the number of shares of Staples.com Stock outstanding divided by the Total Number of Notional Staples.com Group Shares Deemed Outstanding. "Proportionate Interest" of holders of Staples Stock in the Net Proceeds of a Staples Group Disposition (or in the outstanding shares of common stock of any subsidiaries holding Staples Group's assets and liabilities) means the amount of such Net Proceeds (or the number of such shares).

   "Publicly Traded" with respect to any security means (1) registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision of law), and (2) listed for trading on the NYSE (or any other national securities exchange registered under Section 7 of the Exchange Act (or any successor provision of law)) or listed on the Nasdaq NMS (or any successor market system).

   "Staples Group" means (1) all of the businesses, assets and liabilities of Staples and its subsidiaries, other than the businesses, assets and liabilities that are part of Staples.com Group, (2) the rights and obligations of Staples Group under any inter-Group debt deemed to be owed to or by Staples Group (as such rights and obligations are defined in accordance with policies established from time to time by the board of directors) and (3) a proportionate interest in Staples.com Group (after giving effect to any options, preferred stock, other securities or debt issued or incurred by Staples and attributed to Staples.com Group) equal to the Retained Interest Percentage; provided that:

     (a) Staples may re-allocate assets from one Group to the other Group in return for other assets or services rendered by that other Group in the ordinary course of business or in accordance with policies established by the board of directors from time to time and

     (b) if Staples transfers cash, other assets or securities to holders of shares of Staples.com Stock as a dividend or other distribution on shares of Staples.com Stock (other than a dividend or distribution payable in shares of Staples.com Stock), or as payment in a redemption of shares of Staples.com Stock effected as a result of a Staples.com Group Disposition, then the board of directors shall re-allocate from Staples.com Group to Staples Group cash or other assets having a Fair Value equal to the aggregate Fair Value of the cash, other assets or securities so transferred multiplied by a fraction, the numerator of which shall equal the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group on the record date for such dividend or distribution, or on the date of such redemption, and the denominator of which shall equal the number of shares of Staples.com Stock outstanding on such date.

   "Staples.com Group" means (1) the e-commerce business division of Staples, including all of the businesses, assets and liabilities of Staples and its subsidiaries that the board of directors has, as of the date on which the Certificate of Amendment becomes effective under Delaware law (the "Effective Date"), allocated to Staples.com Group, (2) any assets or liabilities acquired or incurred by Staples or any of its subsidiaries after the Effective Date in the ordinary course of business and attributable to Staples.com Group (3) any businesses, assets or liabilities acquired or incurred by Staples or any of its subsidiaries after the Effective Date that the board of directors has specifically allocated to Staples.com Group or that Staples otherwise allocates to Staples.com Group in accordance with policies established from time to time by the board of directors and (4) the rights and obligations of Staples.com Group under any inter-Group debt deemed to be owed to or by Staples.com Group (as such rights and obligations are defined in accordance with policies established from time to time by the board of directors); provided that:

     (a) Staples may re-allocate assets from one Group to the other Group in return for other assets or services rendered by that other Group in the ordinary course of business or in accordance with policies established by the board of directors from time to time and

     (b) if Staples transfers cash, other assets or securities to holders of shares of Staples.com Stock as a dividend or other distribution on shares of Staples.com Stock (other than a dividend or distribution payable in shares of Staples.com Stock), or as payment in a redemption of shares of Staples.com Stock effected as a result of a Staples.com Group Disposition, then the board of directors shall re-allocate from Staples.com Group to Staples Group cash or other assets having a Fair Value equal to the aggregate Fair Value of the cash, other assets or securities so transferred multiplied by a fraction, the numerator of which shall equal the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group on the record date for such dividend or distribution, or on the date of such redemption, and the denominator of which shall equal the number of shares of Staples.com Stock outstanding on such date.

   "Total Number of Notional Staples.com Group Shares Deemed Outstanding" means the number of shares of Staples.com Stock outstanding plus the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group.

   "Trading Day" means each weekday on which the relevant security (or, if there are two relevant securities, each relevant security) is traded on the principal national securities exchange on which it is listed or admitted to trading or on the Nasdaq NMS or, if such security is not listed or admitted to trading on a national securities exchange or quoted on the Nasdaq NMS, traded in the principal over-the-counter market in which it trades.

 Optional Exchange of One Series of Common Stock for the Other Series

   We will have the right, at any time, to issue shares of Staples Stock in exchange for outstanding shares of Staples.com Stock at a premium. The premium will initially be 25% (for exchanges occurring in the first quarter after issuance) and will decline ratably each quarter over a period of 3 years to 15%.

   We will also have the right, at any time, to issue shares of Staples.com Stock in exchange for outstanding shares of Staples Stock at a 15% premium.

   Notwithstanding the preceding paragraphs, upon the occurrence of a Tax Event (as defined below), we will have the right to issue shares of either series of common stock in exchange for outstanding shares of the other series of common stock at a 10% premium.

   The exchange ratio that will result in the specified premium will be calculated based on the average Market Value of Staples Stock as compared to the average Market Value of Staples.com Stock during the 20 consecutive Trading Day period ending on, and including, the 5th Trading Day immediately preceding the date on which we mail the notice of exchange to holders of the outstanding shares being exchanged.

   In addition, we will have the right, at any time Staples.com Stock exceeds the 40% of Total Market Capitalization Threshold (as defined below) but is below the 60% of Total Market Capitalization Threshold (as defined below), to issue shares of either series of common stock in exchange for outstanding shares of the other series of common stock on a value for value basis.

   The exchange ratio that will result in a value for value exchange will be based on the average Market Value of the series of the common stock being exchanged as compared to the average Market Value of the other series of common stock during the 20 consecutive Trading Day period ending on, and including, the 5th Trading Day immediately preceding the date on which we mail the notice of exchange to holders of the outstanding shares being exchanged.

   "Tax Event" means the receipt by Staples of an opinion of a tax advisor experienced in such matters, who shall not be an officer or employee of Staples or any of its affiliates, to the effect that, as a result of any amendment to, or change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein (including any proposed change in such regulations announced by an administrative agency), or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, it is more likely than not that for United States federal income tax purposes (1) Staples, its subsidiaries or affiliates, or any of its successors or its stockholders is or, at any time in the future, will be subject to tax upon the issuance of shares of either Staples Stock or Staples.com Stock or (2) either Staples Stock or Staples.com Stock is not or, at any time in the future, will not be treated solely as stock of Staples. For purposes of rendering such opinion, the tax advisor shall assume that any administrative proposals will be adopted as proposed. However, in the event a change in law is proposed, the tax advisor shall render an opinion only in the event of enactment.

   Staples.com Stock will exceed the "40% of Total Market Capitalization Threshold" if the Market Capitalization of the outstanding Staples.com Stock exceeds 40% of the Total Market Capitalization of both series of common stock for 30 Trading Days during the 60 consecutive Trading Day period ending on, and including, the 5th Trading Day immediately preceding the date on which we mail the notice of exchange. Staples.com Stock will be below the "60% of Total Market Capitalization Threshold" if the Market Capitalization of the outstanding Staples.com Stock is below 60% of the total Market Capitalization of both series of common stock for 30 Trading Days during the 60 consecutive Trading Day period ending on, and including, the 5th Trading Day immediately preceding the date on which we mail the notice of exchange. If we have the right, on the date on which we mail a notice of exchange as contemplated above, to issue shares of either series of common stock in exchange for outstanding shares of the other series of common stock on a value for value basis as described above, we will not lose that right even if Staples.com Stock subsequently falls below the 40% of Total Market Capitalization Threshold or exceeds the 60% of Total Market Capitalization Threshold.

 Exchange for Stock of a Subsidiary at Staples' Option

   At any time at which all of the assets and liabilities of a Group (and no other assets or liabilities of Staples or any subsidiary thereof) are held directly or indirectly by one or more wholly owned subsidiaries of Staples (the "Group Subsidiaries"), we will have the right to deliver to holders of the relevant series of common stock their Proportionate Interest in all of the outstanding shares of the common stock of the Group Subsidiaries in exchange for all of the outstanding shares of such series of common stock.

  . If the series of common stock being exchanged is Staples Stock and the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group is greater than zero, we will also issue a number of shares of Staples.com Stock equal to the then current Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and deliver those shares to the holders of Staples Stock or to one of the Group Subsidiaries, at our option.

  . If the series of common stock being exchanged is Staples.com Stock and the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group is greater than zero (so that less than all of the shares of common stock of the Group Subsidiaries are being delivered to the holders of Staples.com Stock), we may retain the remaining shares of common stock of the Group Subsidiaries or distribute those shares as a dividend on Staples Stock, at our option.

 General Dividend, Redemption and Exchange Provisions

   If we complete a Disposition of All or Substantially All of the Assets of a Group (other than an Exempt Disposition), we would be required, not more than the 10 Trading Days after the consummation of such Disposition, to issue a press release specifying (1) the Net Proceeds of such Disposition, (2) the number of shares of the series of common stock related to such Group then outstanding, (3) the number of shares of such series of common stock issuable upon conversion, exchange or exercise of any convertible or exchangeable securities, options or warrants and the conversion, exchange or exercise prices thereof and (4) if the Group is Staples.com Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group. Not more than 40 Trading Days after such consummation, we would be required to announce by press release which of the actions specified in the first paragraph under "--Mandatory Dividend, Redemption or Exchange on Disposition of All or Substantially All of The Assets of a Group" we have determined to take, and upon making that announcement, that determination would become irrevocable. In addition, we would be required, not more than 40 Trading Days after such consummation and not less than 10 Trading Days before the applicable payment date, redemption date or exchange date, to send a notice by first-class mail, postage prepaid, to holders of the relevant series of common stock at their addresses as they appear on our transfer books.

  . If we determine to pay a special dividend, we would be required to specify in the notice (1) the record date for such dividend, (2) the payment date of such dividend (which cannot be more than 85 Trading Days after such consummation) and (3) the aggregate amount and type of property to be paid in such dividend (and the approximate per share amount thereof).

  . If we determine to undertake a redemption, we would be required to specify in the notice (1) the date of redemption (which cannot be more than 85 Trading Days after such consummation), (2) the aggregate amount and type of property to be paid as a redemption price (and the approximate per share amount thereof), (3) if less than all shares of the relevant series of common stock are to be redeemed, the number of shares to be redeemed and (4) the place or places where certificates for shares of such series of common stock, properly endorsed or assigned for transfer (unless we waive such requirement), should be surrendered in return for delivery of the cash, securities or other property to be paid by Staples in such redemption.

  . If we determine to undertake an exchange, we would be required to specify in the notice (1) the date of exchange (which cannot be more than 85 Trading Days after such consummation), (2) the number of shares of the other series of common stock to be issued in exchange for each outstanding share of such series of common stock and (3) the place or places where certificates for shares of such series of common stock, properly endorsed or assigned for transfer (unless we waive such requirement), should be surrendered in return for delivery of the other series of common stock to be issued by Staples in such exchange.

   If we determine to complete any exchange described under "--Optional Exchange of One Series of Common Stock for the Other Series" or "--Exchange for Stock of a Subsidiary at Staples' Option", we would be required, between 10 to 30 Trading Days before the exchange date, to send a notice by first-class mail, postage prepaid, to holders of the relevant series of common stock at their addresses as they appear on our transfer books, specifying (1) the exchange date and the other terms of the exchange and (2) the place or places where certificates for shares of such series of common stock, properly endorsed or assigned for transfer (unless we waive such requirement), should be surrendered for delivery of the stock to be issued or delivered by Staples in such exchange.

   Neither the failure to mail any required notice to any particular holder nor any defect therein would affect the sufficiency thereof with respect to any other holder or the validity of any dividend, redemption or exchange.

   If we are redeeming less than all of the outstanding shares of a series of common stock as described above, we would redeem such shares pro rata or by lot or by such other method as the board of directors determines to be equitable.

   No holder of shares of a series of common stock being exchanged or redeemed will be entitled to receive any cash, securities or other property to be distributed in such exchange or redemption until such holder surrenders certificates for such shares, properly endorsed or assigned for transfer, at such place as we specify (unless we waive such requirement). As soon as practicable after our receipt of certificates for such shares, we would deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, the cash, securities or other property to which such person is entitled, together with any fractional payment referred to below, in each case without interest. If less than all of the shares of common stock represented by any one certificate were to be exchanged or redeemed, we would also issue and deliver a new certificate for the shares of such common stock not exchanged or redeemed.

   We would not be required to issue or deliver fractional shares of any capital stock or any other fractional securities to any holder of common stock upon any exchange, redemption, dividend or other distribution described above. If more than one share of common stock were held at the same time by the same holder, we may aggregate the number of shares of any capital stock that would be issuable or any other securities that would be distributable to such holder upon any such exchange, redemption, dividend or other distribution. If there are fractional shares of any capital stock or any other fractional securities remaining to be issued or distributed to any holder, we would, if such fractional shares or securities were not issued or distributed to such holder, pay cash in respect of such fractional shares or securities in an amount equal to the Fair Value thereof, without interest.

   From and after the date set for any exchange or redemption, all rights of a holder of shares of common stock that were exchanged or redeemed would cease except for the right, upon surrender of the certificates representing such shares, to receive the cash, securities or other property for which such shares were exchanged or redeemed, together with any fractional payment as provided above, in each case without interest (and, if such holder was a holder of record as of the close of business on the record date for a dividend not yet paid, the right to receive such dividend). A holder of shares of common stock being exchanged would not be entitled to receive any dividend or other distribution with respect to shares of the other series of common stock until after the shares being exchanged are surrendered as contemplated above. Upon such surrender, we would pay to the holder the amount of any dividends or other distributions, without interest, which theretofore became payable with respect to a record date occurring after the exchange, but which were not paid by reason of the foregoing, with respect to the number of whole shares of the other series of common stock represented by the certificate or certificates issued upon such surrender. From and after the date set for any exchange, we would, however, be entitled to treat the certificates for shares of common stock being exchanged that were not yet surrendered for exchange as evidencing the ownership of the number of whole shares of the other series of common stock for which the shares of such common stock should have been exchanged, notwithstanding the failure to surrender such certificates.

   We would pay any and all documentary, stamp or similar issue or transfer taxes that might be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on any exchange or redemption described herein. We would not, however, be required to pay any tax that might be payable in respect of any transfer involved in the issue or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares so exchanged or redeemed were registered, and no such issue or delivery will be made unless and until the person requesting such issue pays to Staples the amount of any such tax or establishes to our satisfaction that such tax has been paid.

   We may, subject to applicable law, establish such other rules, requirements and procedures to facilitate any dividend, redemption or exchange contemplated as described above as the board of directors may determine to be appropriate under the circumstances.

 Voting Rights

   Currently, holders of existing common stock have one vote per share on all matters submitted to a vote of stockholders. Once the Tracking Stock Proposal is implemented, holders of Staples Stock and Staples.com Stock would vote together as one class on all matters as to which common stockholders generally are entitled to vote, unless a separate class vote is required by applicable law. On all such matters for which no separate vote is required, each outstanding share of Staples Stock would entitle the holder to one vote and each outstanding share of Staples.com Stock would entitle the holder to one vote.

   When holders of Staples Stock and Staples.com Stock vote together as a single class, the holders of the series of common stock having a majority of the votes will be in a position to control the outcome of the vote even if the matter involves a conflict of interest between the holders of Staples Stock and holders of Staples.com Stock.

   The Delaware General Corporation Law requires a separate vote of holders of shares of common stock of any series on any amendment to the certificate of incorporation if the amendment would increase or decrease the par value of the shares of such series or alter or change the powers, preferences or special rights of the shares of such series so as to affect them adversely.

   After Staples.com Stock is issued, we would set forth the number of outstanding shares of Staples Stock and Staples.com Stock in our annual and quarterly reports filed pursuant to the Exchange Act, and disclose in any proxy statement for a stockholder meeting the number of outstanding shares and per share voting rights of Staples Stock and Staples.com Stock.

 Liquidation

   Currently, in the event of our liquidation, dissolution or winding up (whether voluntary or involuntary), after payment, or provision for payment, of our debts and other liabilities and the payment of full preferential amounts to which the holders of any preferred stock are entitled, holders of existing common stock are entitled to share equally in our remaining net assets.

   If the Tracking Stock Proposal is approved, in the event of our dissolution, liquidation or winding up (whether voluntary or involuntary), the holders of Staples Stock and Staples.com Stock will be entitled to receive our assets remaining for distribution to holders of common stock on a per share basis in proportion to the liquidation units per share of such series, after payment or provision for payment of our debts and other liabilities and the payment of full preferential amounts to which holders of any preferred stock are entitled. Neither a merger nor consolidation of Staples into or with any other corporation, nor any sale, transfer or lease of any part of our assets, will, alone, be deemed a liquidation or winding up of Staples, or cause the dissolution of Staples, for purpose of these liquidation provisions.

   Each share of Staples.com Group will have one liquidation unit. Each share of Staples Stock will have a number of liquidation units equal to the quotient of the average Market Value of a share of Staples Stock over the last 20 consecutive Trading Day period ending 300 days after the Effective Date divided by the average Market Value of a share of Staples.com Stock over the same period. If the liquidation, dissolution or winding up occurs prior to such 300th day, the average Market Value will be determined based on the 20 consecutive Trading Day period ending immediately prior to the liquidation, dissolution or winding up event. In the absence of a public trading market for the shares of Staples.com Stock, our board of directors will exercise its good faith judgment to determine the market value of a share of Staples.com Stock for purposes of this formula.

   After the number of liquidation units to which each share of Staples Stock is entitled has been calculated in accordance with this formula, that number will not be changed without the approval of holders of the series of common stock adversely affected except as described below. As a result, after the date of the calculation of the number of liquidation units to which the Staple Stock is entitled, the liquidation rights of the holders of the respective series of tracking stock will likely not bear any relationship to the relative market values or the relative voting rights of the two series at or near the time of liquidation. We consider that liquidation is a remote contingency, and our financial advisors believe that, in general, these liquidation provisions will be immaterial to the value of the Staples.com Stock and the Staples Stock.

   No holder of Staples.com Stock will have any special right to receive specific assets of the Staples e-Commerce Group business and no holder of Staples Stock will have any special right to receive specific assets of the Staples Group business upon our dissolution, liquidation or winding up.

   If we subdivide or combine the outstanding shares of either series of common stock or declare a dividend or other distribution of shares of either series of common stock to holders of that series of common stock, the number of liquidation units of such series of common stock will be appropriately adjusted. This adjustment will be made by our board of directors, to avoid any dilution in the relative liquidation rights of any series of common stock.

 Staples Group's Retained Interest in Staples.com Group

   The number of shares of Staples.com Stock that Staples may issue for the account of Staples Group in respect of its Retained Interest is referred to as the "Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group." At the time that we first issue shares of, or options for shares of, Staples.com Stock, the board of directors would designate the initial Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group.

   In this document, we call the percentage interest in Staples.com Group intended to be represented at any time by the outstanding shares of Staples.com Stock the "Outstanding Interest Percentage", and we call the remaining percentage interest in Staples.com Group intended to be represented at any time by Staples Group's Retained Interest in Staples.com Group the "Retained Interest Percentage." At any time, the Outstanding Interest Percentage equals the number of shares of Staples.com Stock outstanding divided by the Total Number of Notional Staples.com Group Shares Deemed Outstanding (expressed as a percentage) and the Retained Interest Percentage equals the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group divided by the Total Number of Notional Staples e-Commerce Group Shares Deemed Outstanding (expressed as a percentage). The sum of the Outstanding Interest Percentage and the Retained Interest Percentage always equals 100%.

   At the time that we file the Certificate of Amendment, the Retained Interest Percentage will be 100% and the Outstanding Interest Percentage will be 0%.

 Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group.

   We currently intend to designate 50,000,000 as the initial Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com
Group. We currently plan to grant options for approximately     shares of
Staples.com Stock under the 1992 Equity Incentive Plan to all Staples employees who currently receive options under the Plan shortly following stockholder approval of the proposed amendment to the Plan. Assuming we do so, we intend to attribute the net proceeds of the exercise of such options to the equity of Staples.com Group. The issuance of shares of Staples.com Stock upon the exercise of those options will have no effect on the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group. Thus, after giving effect to the grant of those options,

  .  there would be no shares of Staples.com Stock outstanding, but there
     would be     shares of Staples.com Stock reserved for issuance upon the exercise of outstanding options,

  . the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples e-Commerce Group would remain 50,000,000,

  .  the Total Number of Notional Staples.com Group Shares Deemed Outstanding
     would be      , but would increase to      if all such options were
     exercised,

  .  the Outstanding Interest Percentage would be approximately     if all
     such options were exercised and

  .  the Retained Interest Percentage would be approximately     if all such
     options were exercised.

We expect to issue additional shares of Staples.com Stock in one or more private or public financings within 12 months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock we issue, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group. The effect of those financings on the Retained Interest Percentage and the Outstanding Interest Percentage would depend upon the number of shares of Staples.com Stock sold and whether we elect to attribute the net proceeds of such financings to the equity of Staples.com Group or to Staples Group in respect of its Retained Interest.

   Attribution of Issuances of Staples.com Stock. Whenever we decide to issue shares of Staples e-Commerce Stock, or options therefor, we would determine, in our sole discretion, whether to attribute that issuance (and the proceeds thereof) to Staples Group in respect of its Retained Interest in Staples.com Group (in a manner analogous to a secondary offering of common stock of a subsidiary owned by a corporate parent) or to Staples.com Group (in a manner analogous to a primary offering of common stock). If we issue any shares of Staples.com Stock and attribute that issuance (and the proceeds thereof) to Staples Group in respect of its Retained Interest in Staples.com Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be reduced by the number of shares so issued, the number of outstanding shares of Staples.com Stock would be increased by the same number, the Total Number of Notional Staples.com Group Shares Deemed Outstanding would remain unchanged, the Retained Interest Percentage would be reduced and the Outstanding Interest Percentage would be correspondingly increased. If we instead attribute that issuance (and the proceeds thereof) to Staples.com Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would remain unchanged, the number of outstanding shares of Staples.com Stock and the Total Number of Notional Staples.com Group Shares Deemed Outstanding would be increased by the number of shares so issued, the Retained Interest Percentage would be reduced and the Outstanding Interest Percentage would be correspondingly increased.

   Issuances of Staples.com Stock as Distributions on Staples Stock. We reserve the right to issue shares of Staples.com Stock as a distribution on Staples Stock, although we do not currently intend to do so. If we did so, we would attribute that distribution to Staples Group in respect of its Retained Interest in Staples.com Group. As a result, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be reduced by the number of shares so distributed, the number of outstanding shares of Staples.com Stock would be increased by the same number, the Total Number of Notional Staples.com Group Shares Deemed Outstanding would remain unchanged, the Retained Interest Percentage would be reduced and the Outstanding Interest Percentage would be correspondingly increased. If instead we issued shares of Staples.com Stock as a distribution on Staples.com Stock, we would attribute that distribution to Staples.com Group, in which case we would proportionately increase the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group. As a result, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the Total Number of Notional Staples.com Group Shares Deemed Outstanding would each be increased by the same percentage as the number of outstanding shares of Staples.com Stock is increased and the Retained Interest Percentage and Outstanding Interest Percentage would remain unchanged.

   Dividends on Staples.com Stock. At the time of any dividend on the outstanding shares of Staples.com Stock (including any dividend required as a result of a Disposition of All or Substantially All of the Assets of Staples.com Group, but excluding any dividend payable in Staples.com Stock), we will credit to Staples Group, and charge against Staples.com Group, a corresponding amount in respect of Staples Group's Retained Interest in Staples.com Group. Specifically, the corresponding amount will equal (1) the aggregate amount of such dividend multiplied by (2) a fraction, the numerator of which is the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the denominator of which is the number of shares of Staples.com Stock then outstanding.

   Repurchases of Staples.com Stock. If we decide to repurchase shares of Staples.com Stock, we would determine, in our sole discretion, whether to attribute that repurchase, and the cost thereof, to Staples Group (in a manner analogous to a purchase of common stock of a subsidiary by a corporate parent) or to Staples.com Group (in a manner analogous to an issuer repurchase). If we repurchase shares of Staples.com Stock and attribute that repurchase, and the cost thereof, to Staples Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be increased by the number of shares so purchased, the number of outstanding shares of Staples.com Stock would be decreased by the same number, the Total Number of Notional Staples.com Group Shares Deemed Outstanding would remain unchanged, the Retained Interest Percentage would be increased and the Outstanding Interest Percentage would be correspondingly decreased. If we instead attribute that repurchase, and the cost thereof, to Staples.com Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would remain unchanged, the number of outstanding shares of Staples.com Stock and the Total Number of Notional Staples.com Group Shares Deemed Outstanding would be decreased by the number of shares so repurchased, the Retained Interest Percentage would be increased and the Outstanding Interest Percentage would be correspondingly reduced.

   Transfers of Cash or Other Property between Staples Group and Staples.com Group. We may, in our sole discretion, determine to transfer cash or other property of Staples.com Group to Staples Group in return for a decrease in Staples Group's Retained Interest in Staples.com Group (in a manner analogous to a return of capital) or to transfer cash or other property of Staples Group to Staples.com Group in return for an increase in Staples Group's Retained Interest in Staples.com Group (in a manner analogous to a capital contribution). If we determine to transfer cash or other property of Staples.com Group to Staples Group in return for a decrease in Staples Group's Retained Interest in Staples.com Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the Total Number of Notional Staples.com Group Shares Deemed Outstanding would each be decreased by an amount equal to the Fair Value of such cash or other property divided by the Market Value of a share of Staples.com Stock on the day of transfer, the number of outstanding shares of Staples.com Stock would remain unchanged, the Retained Interest Percentage would be decreased and the Outstanding Interest Percentage would be correspondingly increased. If we instead determine to transfer cash or other property of Staples Group to Staples.com Group in return for an increase in Staples Group's Retained Interest in Staples.com Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the Total Number of Notional Staples.com Group Shares Deemed Outstanding would each be increased by an amount equal to the Fair Value of such cash or other property divided by the Market Value of a share of Staples.com Stock on the day of transfer, the number of outstanding shares of Staples.com Stock would remain unchanged, the Retained Interest Percentage would be increased and the Outstanding Interest Percentage would be correspondingly decreased.

   We may not attribute issuances of Staples.com Stock to Staples Group, transfer cash or other property of Staples.com Group to Staples Group in return for a decrease in its Retained Interest in Staples.com Group or take any other action to the extent that doing so would cause the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group to decrease below zero.

   For illustrations showing how to calculate the Retained Interest Percentage, the Outstanding Interest Percentage, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the Total Number of Notional Staples.com Group Shares Deemed Outstanding after giving effect to certain hypothetical dividends, issuances, repurchases and transfers, see Annex I--"Illustrations of Certain Terms."

 Effectiveness of Certain Terms

   The terms described under "--Dividends", "--Mandatory Dividend, Redemption or Exchange on Disposition of All or Substantially All of the Assets of a Group", "--Optional Exchange of One Series of Common Stock for the Other Series", "--Exchange for Stock of a Subsidiary at Staples' Option", "--General Dividend, Redemption and Exchange Provisions", "--Voting Rights" and "-- Liquidation" above apply only when there are shares of both series of common stock outstanding.

 Determinations by the Board of Directors

   The Certificate of Amendment would provide that, subject to applicable law, any determinations made by the board of directors in good faith under our certificate of incorporation or in any certificate of designation filed pursuant thereto would be final and binding on all stockholders of Staples.

   The board of directors plans to establish a Business Advisory Board which will be comprised of individuals who are not directors, officers or employees of Staples. The Business Advisory Board's members will be appointed by the board of directors or its chairman and will serve as consultants to Staples.com Group with respect to its business.

   The board of directors also plans to establish a subcommittee comprised of some of Staples' independent directors to address and resolve, at the request of Staples' board of directors, any business issues concerning the relationship between Staples Group and Staples.com Group.

 Preemptive Rights

   Holders of Staples Stock and Staples.com Stock will not have any preemptive rights to subscribe for any additional shares of capital stock or securities that we may issue in the future.

Certain Other Provisions of Our Certificate of Incorporation, By-laws and Delaware Law

 Preferred Stock

   We may issue preferred stock from time to time in one or more series and the board of directors, without further approval of our stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences, sinking funds and any other rights, preferences, privileges and restrictions applicable to each series of preferred stock. The purpose of authorizing the board of directors to determine such rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of holders of our common stock and make it more difficult for a third party to gain control of Staples. There are no outstanding shares of preferred stock and, other than the Series A junior participating preferred stock discussed below, no designated series of preferred stock.

 Rights Plan

   In February 1994, we adopted the Staples Rights Plan. Under the Rights Plan, preferred stock purchase rights were distributed as a dividend, adjusted for subsequent stock splits, at the rate of 32/243rds of a right for each share of our common stock outstanding. The rights will expire on February 15, 2004, unless the rights are redeemed or exchanged before that time. Each right entitles the holder to purchase one one-hundredth of a share of Series A junior participating preferred stock at an exercise price of $130 per right, subject to adjustment.

   The rights will be exercisable only if a person or group has acquired beneficial ownership of 20% or more of the outstanding shares of our common stock or announces a tender or exchange offer that would result in such person or group owning 30% or more of the outstanding shares of our common stock. Such percentages may, in the board of directors' discretion, be lowered, although in no event below 10%. If any person becomes the beneficial owner of 25% or more of the shares of our common stock, except pursuant to a tender or exchange offer for all shares at a fair price as determined by the outside members of the board of directors, or if a 20% or more stockholder constitutes or merges into or engages in certain self dealing transactions with Staples, or if there occurs any reclassification, merger or other transaction or transactions which increases by more than 1% the proportionate share of our outstanding common stock held by a 20% or more stockholder, each right not owned by a 20% or more stockholder will enable its holder to purchase that number of shares of our common stock which equals the exercise price of the right dividend by one-half of the current market price of our common stock at the date of the occurrence of the event. In addition, if we are involved in a merger or other business combination transaction with another person or group in which we are not the surviving corporation or in connection with which our common stock is changed or converted, or we sell or transfer 50% or more of our assets or earning power to another person, each right that has not previously been exercised will entitle its holder to purchase that number of shares of common stock of such other person which equals the exercise price of the right divided by one-half of the current market price of such common stock at the date of the occurrence of the event. We will generally be entitled to redeem the rights at $.02 per right at any time until the tenth day following public announcement that a 20% stock position has been acquired and in certain other circumstances.

   Because of the nature of the dividend, liquidation and voting rights of the Series A junior participating preferred stock, the value of the fraction of a share of Series A junior participating preferred stock purchasable upon exercise of the 32/243rds of a right associated with each share of common stock should approximate the value of one share of our common stock.

   The rights have certain anti-takeover effects. The rights may cause substantial dilution to a person or group that attempts to acquire us on terms not approved by the board of directors, except under the terms of an offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or other business combination approved by the board of directors since the rights may be redeemed by us at $.02 per right prior to the tenth day after the public announcement by a person or group of the acquisition of 20% or more of the outstanding shares of our common stock.

   If the Tracking Stock Proposal is approved, the rights would attach to the Staples Stock, and all terms of the rights relating to our existing common stock would instead relate to the Staples Stock. We may in the future decide to adopt a Rights Plan covering the Staples.com Stock.

 Delaware Law and Certain Charter Provisions

   We are subject to the provisions of Section 203 of the General Corporation Law of Delaware, an anti-takeover law. In general, Section 203 prevents an "interested stockholder" of a corporation from engaging in any "business combination" with the corporation for a period of three years following the date on which such interested stockholder became an interested stockholder, unless:

  . before the person became an interested stockholder, the board of directors of the corporation approved either the business combination in question or the transaction which resulted in the interested stockholder becoming an interested stockholder;

  . upon consummation of the transaction which resulted in the interested stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding, for purposes of determining the number of shares outstanding, shares held by directors who are also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  . following the transaction which resulted in the interested stockholder becoming an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at a meeting of stockholders by the affirmative vote of the holders of at least 66 2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder.

   A "business combination" includes, mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

   Our certificate of incorporation requires that holders of two-thirds of our issued and outstanding stock entitled to vote approve any merger, consolidation, dissolution or sale of all or substantially all of our assets.

   The board of directors is divided into three classes of approximately equal size, one of which is elected each year. Our certificate of incorporation also requires all stockholder action to occur at a meeting and prohibits stockholder action by written consent. Our bylaws provide that special meetings of stockholders may be called only by the Chairman of the board of directors or the President.

 Limitation of Liability and Indemnification

   Our certificate of incorporation and bylaws include provisions to

  . eliminate the personal liability of its directors for monetary damages resulting from breaches of their fiduciary duty as directors to the fullest extent permitted by the General Corporation Law of Delaware, and

  . indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of Delaware, including under circumstances in which indemnification is otherwise discretionary.

   We believe that these provisions are necessary to attract and retain qualified persons as directors and officers.

Cash Management and Allocation Policies

   In order to prepare separate financial statements for Staples Group and Staples.com Group, we have allocated, for financial reporting purposes, all of our consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. Thus, the financial statements of Staples Group and Staples.com Group, taken together, comprise all of the accounts included in the corresponding financial statements of Staples.

   The financial statements of Staples Group and Staples.com Group reflect the application of cash management and allocation policies adopted by the board of directors. These policies are summarized below. The board of directors may, in its sole discretion, modify, rescind or add to any of these policies, although it has no present intention to do so. The decision of the board of directors to modify, rescind or add to any of these policies would, however, be subject to the board of directors' general fiduciary duties.

   Even though Staples has allocated all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group, holders of Staples.com Stock will be common stockholders of Staples and, as such, will be subject to all risks associated with an investment in Staples and all of its businesses, assets and liabilities. See "Risk Factors--Holders of Staples Stock and Staples.com Stock will be common stockholders of Staples and will not have any legal rights relating to specific assets of Staples."

 Finance Activities

   We manage most finance activities on a centralized, consolidated basis. These activities include the investment of surplus cash, the issuance, repayment and repurchase of short-term and long-term debt, and the issuance and repurchase of common stock. Staples.com Group generally remits its cash receipts to Staples Group but is not obligated to do so, and Staples Group generally funds Staples.com Group's cash disbursements on a regular basis, but is not obligated to do so.

   In the combined financial statements of Staples Group and combined financial statements of Staples e-Commerce Group, (1) all equity transactions, and the proceeds thereof, were attributed to Staples Group, (2) whenever Staples.com Group held cash, that cash was transferred to Staples Group and accounted for as an inter-Group revolving credit advance and (3) whenever Staples.com Group had a cash need, that cash need was funded by Staples and accounted for as an inter-Group revolving credit advance. The inter-Group revolving credit arrangement bears interest at a rate at which the board of directors, in its sole discretion, determines Staples could borrow such funds on a revolving credit basis, which was 6% for the fiscal years 1997, 1998 and 1999. These inter-Group balances are settled on a regular basis, as reviewed by the board of directors. After the date on which shares of Staples.com Stock, or options therefor are first issued, Staples intends to continue the above practice of transferring cash to Staples.com Group through an inter-Group revolving credit arrangement. The board of directors, at its sole discretion, may elect an alternative financing mechanism between the Groups based upon the facts and circumstances.

   After the date on which shares of Staples.com Stock, or options therefor, are first issued:

     (1) Staples will attribute each future incurrence or issuance of external debt or preferred stock, and the proceeds thereof, to Staples Group, unless the board of directors determines otherwise. The board of directors may, but is not required to, attribute an incurrence or issuance of debt or preferred stock, and the proceeds thereof, to Staples.com Group to the extent that Staples incurs or issues the debt or preferred stock for the benefit of Staples.com Group.

     (2) Staples will attribute each future issuance of Staples Stock, and the proceeds thereof, to Staples Group. Staples may attribute any future issuance of Staples.com Stock, and the proceeds thereof, to Staples Group in respect of its Retained Interest in Staples.com Group (in a manner analogous to a secondary offering of common stock of a subsidiary owned by a corporate parent) or to Staples e-Commerce Group (in a manner analogous to a primary offering of common stock). Dividends on and repurchases of Staples Stock will be charged against Staples Group, and dividends on and repurchases of Staples.com Stock will be charged against Staples.com Group. In addition, at the time of any dividend on Staples.com Stock, Staples will credit to Staples Group, and charge against Staples.com Group, a corresponding amount in respect of Staples Group's Retained Interest in Staples.com Group. See""--Description of Staples Stock and Staples.com Stock."

     (3) Whenever Staples.com Group holds cash, Staples.com Group will normally transfer that cash to Staples Group. Conversely, whenever Staples.com Group has a cash need, Staples Group will normally fund that cash need. However, the board of directors will determine, in its sole discretion, whether to provide any particular funds to either Group and will not be obligated to do so.

     (4) Staples will account for all cash transfers from one Group to or for the account of the other Group (other than transfers in return for assets or services rendered or transfers in respect of Staples Group's Retained Interest that correspond to dividends paid on Staples.com Stock), as inter-Group revolving credit advances unless:

    . the board of directors determines that a given transfer, or type of transfer, should be accounted for as a long-term loan,

    . the board of directors determines that a given transfer, or type of transfer, should be accounted for as a capital contribution increasing Staples Group's Retained Interest in Staples.com Group or

    . the board of directors determines that a given transfer, or type of transfer, should be accounted for as a return of capital reducing Staples Group's Retained Interest in Staples.com Group.

  There are no specific criteria to determine when Staples will account for a cash transfer as a long-term loan, a capital contribution or a return of capital rather than an inter-Group revolving credit advance. The board of directors would make such a determination in the exercise of its business judgment at the time of such transfer, or the first of such type of transfer, based upon all relevant circumstances. Factors the board of directors would consider include:

    .  the current and projected capital structure of each Group,

    .  the relative levels of internally generated funds of each Group,

    .  the financing needs and objectives of the recipient Group,

    .  the investment objectives of the transferring Group,

    . the availability, cost and time associated with alternative financing sources and

    .  prevailing interest rates and general economic conditions.

     (5) Any cash transfer accounted for as an inter-Group revolving credit advance will bear interest at the rate at which the board of directors, in its sole discretion, determines Staples could borrow such funds on a revolving credit basis. Any cash transfer accounted for as a long-term loan will have interest rate, amortization, maturity, redemption and other terms that generally reflect the then prevailing terms on which the board of directors, in its sole discretion, determines Staples could borrow such funds.

     (6) Any cash transfer from Staples Group to Staples.com Group, or for Staples.com Group's account, accounted for as a capital contribution will correspondingly increase Staples e-Commerce Group's division equity and Staples Group's Retained Interest in Staples.com Group. As a result, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples e-Commerce Group will increase by the amount of such capital contribution divided by the Market Value of Staples.com Stock on the date of transfer.

     (7) Any cash transfer from Staples.com Group to Staples Group, or for Staples Group's account, accounted for as a return of capital will correspondingly reduce Staples.com Group's division equity and Staples Group's Retained Interest in Staples.com Group. As a result, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group will decrease by the amount of such return of capital divided by the Market Value of Staples e-Commerce Stock on the date of transfer.

 Shared Services and Support Activities

   The cost of services shared by Staples Group and Staples.com Group, including general and administrative expenses, has been allocated between Staples.com Group and Staples Group based upon the use of such services and the good faith judgment of the board of directors or our management. Where determinations based on use alone were not practical, other methods and criteria were used to provide a reasonable allocation of the cost of shared services, including support activities attributable between Staples Group or Staples.com Group. Such allocated shared services represent, among other things, financial and accounting services, information system services, certain selling and marketing activities, certain merchandising and replenishment services, transportation and warehouse management services, certain customer service activities, executive management, human resources, legal and corporate planning activities.

 Taxes

   Federal income taxes, which are determined on a consolidated basis, are allocated between the Groups, and reflected in their respective financial statements, in accordance with Staples' tax allocation policy. In general, this policy provides that the consolidated tax provision, deferred tax accounts and related tax payments or refunds, are allocated between the Groups based principally upon the financial income, taxable income, credits and other amounts directly related to the respective Groups. Tax benefits that cannot be used by the Group generating such attributes, but can be utilized on a consolidated basis, are allocated to the Group that generated such benefits. As a result, the allocated Group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the Groups had filed separate tax returns. State income taxes generally are computed on a separate company basis.

 Carrying Charge

   Staples Group maintains inventory to support Staples.com Group's inventory needs and the processing of receivables for Staples.com Group. As such, Staples Group charges Staples.com Group a fee for use of their capital as determined by the board of directors. The current charge is reflected in Staples.com Group's financial statements as part of operating and selling expenses and in Staples Group's financial statements as a credit to operating and selling expenses. This charge is calculated based on the amount of receivables and inventory that Staples Group is required to carry for Staples e-Commerce Group. In addition, inventory, shrink, obsolescence and other inventory costs are allocated to Staples.com Group based on Staples.com Group's share of such costs. The board of directors may, in its sole discretion, change the fee charged to Staples.com Group as it deems appropriate in light of the circumstances from time to time.

 Employee Benefits

   Staples Group and Staples.com Group participate in the following Staples employee benefit plans: an Employee Stock Purchase Plan, an Employee 401(k) Savings Plan, a Supplemental Executive Retirement Plan and a contributory Medical and Dental Plan. The costs of these plans are allocated based on the benefits received under the plans by the employees comprising Staples Group and Staples.com Group or such other basis as management believes to be an equitable and reasonable estimate of such costs.

No Appraisal Rights

   Under the Delaware General Corporation Law, you will not have appraisal rights in connection with the Tracking Stock Proposal.

Stock Transfer Agent and Registrar

   ChaseMellon Shareholder Services, L.L.C. is the registrar and transfer agent for our existing common stock. We expect ChaseMellon Shareholder Services, L.L.C. to serve as registrar and transfer agent for Staples Stock and Staples.com Stock.

Certain Federal Income Tax Considerations

   The following discussion is a summary of the material United States federal income tax consequences of the issuance of Staples Stock pursuant to the Tracking Stock Proposal. This discussion, including the Ernst & Young LLP opinion discussed below, is based on certain assumptions and representations of Staples as well as the Internal Revenue Code of 1986, (the "Code") Treasury Department regulations, published positions of the Internal Revenue Service, and court decisions now in effect, all of which are subject to change. In particular, Congress could enact legislation affecting the treatment of stock with characteristics similar to Staples Stock or Staples e-Commerce Stock or the Treasury Department could issue regulations or other guidance that change current law. Any future legislation or regulations (or other guidance) could apply retroactively to the implementation of the Tracking Stock Proposal and render the Ernst & Young opinion inaccurate. See""--Clinton Administration Proposal" below.

   This discussion addresses only those of you who hold your existing common stock and would hold Staples Stock and Staples.com Stock as a capital asset and did not acquire your shares in a compensatory transaction, including the exercise of employee stock options. We have included this discussion for general information only; it does not discuss all aspects of United States federal income taxation that may be relevant to you in light of your particular tax circumstances or any future transactions that may be undertaken with respect to Staples Stock or Staples.com Stock. This discussion does not apply to you if you are a tax-exempt organization, S corporation or other pass-through entity, mutual fund, small business investment company, regulated investment company, insurance company or other financial institution, or broker-dealer or are otherwise subject to special treatment under the federal income tax laws. This discussion also does not apply to those of you who hold your existing common stock as part of a straddle, hedging or conversion transaction. You should consult your own tax advisor with regard to the application of the federal income tax laws, as well as to the applicability and effect of any state, local, or foreign tax laws to which you may be subject.

 Tax Implications of the Tracking Stock Proposal to Stockholders

   Ernst & Young LLP has provided us with an opinion that the Tracking Stock Proposal will qualify as a "reorganization" for federal income tax purposes. This means that:

  . We and you will not recognize any income, gain or loss on the exchange of your existing common stock for shares of Staples Stock;

  . Your basis in the existing common stock held immediately before the implementation of the Tracking Stock Proposal will be transferred to the Staples Stock you receive;

  . Your holding period for the Staples Stock will include the holding period of your existing common stock; and

  . Any gain or loss recognized upon a subsequent sale or exchange of Staples Stock will be capital gain or loss.

 Tax Implications of a Conversion into Different Series of Tracking Stock

   Ernst & Young LLP has advised us that, under current law, if we exercise our option to convert one series of common stock into the other series of common stock, that conversion will be tax-free to you. You will have a carry-over adjusted tax basis in your newly received common stock and generally a holding period that includes the holding period of the common stock you surrendered in the exchange.

 No Internal Revenue Service Ruling

   No ruling has been sought from the Internal Revenue Service. The Internal Revenue Service has announced that it will not issue any advance rulings on the classification of an instrument that has certain voting and liquidation rights in an issuing corporation but whose dividend rights are determined by reference to the earnings of a segregated portion of the issuing corporation's assets, including assets held by a subsidiary. In addition, there are no court decisions or other authorities that bear directly on the effect of the features of Staples Stock or Staples.com Stock. The opinion of Ernst & Young LLP is not binding on the Internal Revenue Service or the courts and merely represents its best judgment based upon existing authorities and certain assumptions and representations made to Ernst & Young LLP by our management. Therefore, the tax treatment of the Tracking Stock Proposal is subject to some uncertainty under current law.

   It is possible that the Internal Revenue Service could assert successfully that the receipt of Staples Stock as well as a subsequent conversion or exchange of Staples Stock or Staples.com Stock could be taxable to you and to us. The Internal Revenue Service could also successfully assert that gain from a subsequent taxable sale of Staples Stock or Staples.com Stock is taxable as ordinary income rather than capital gain. Once again, you should consult your own tax advisor.

 Clinton Administration Proposal

   A recent proposal by the Clinton Administration would impose a corporate level tax on the issuance of stock similar to Staples Stock or Staples.com Stock. It would also permit the Internal Revenue Service to treat tracking stock as an interest other than stock, thereby making such tracking stock ineligible for the tax free exchange treatment available under the Code in certain transactions. For a description of the risks associated with this proposal, see "Risk Factors--A recent Clinton Administration proposal could result in taxation on issuances of tracking stock."

 Back-up Withholding

   Certain non-corporate holders of existing common stock and Staples Stock could be subject to backup withholding at a rate of 31% on the payment of dividends on or proceeds from the sale of such stock. Backup withholding will apply only if the stockholder (1) fails to furnish its taxpayer identification number ("TIN"), which, for an individual, would be his or her social security number, (2) furnishes an incorrect TIN, (3) is notified by the Internal Revenue Service that it has failed to properly report payments of interest or dividends or (4) under certain circumstances, fails to certify under penalties of perjury that it has furnished a correct TIN and has been notified by the Internal Revenue Service that it is subject to backup withholding for failure to report payments of interest or dividends. Stockholders should consult their tax advisors regarding their qualification for exemption from backup withholding and the procedures for obtaining such an exemption if applicable. The amount of any backup withholding from a payment to a stockholder will be allowed as a credit against such stockholder's federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

                               ----------------


   The board of directors recommends a vote FOR the Tracking Stock Proposal.

                 PROPOSALS 2, 3 and 4--THE STOCK PLAN PROPOSALS

General

   At the Special Meeting, we will also ask you to consider and approve proposals to amend each of Staples' 1992 Equity Incentive Plan (the "Incentive Plan"), Staples' 1990 Director Stock Option Plan (the "Director Plan") and Staples' 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") (1) to permit grants of awards under each such plan to be made with respect to either series of common stock of Staples, and (2) to increase the number of shares authorized for issuance under each Plan.

Description of Amendments to Incentive Plan (Proposal 2)

   The proposed amendments to the Incentive Plan will (1) clarify that grants of options and other stock-based awards under the Incentive Plan may be made with respect to either Staples Stock or Staples.com Stock, or both, in the same manner as currently permitted with respect to existing common stock, and (2) increase the number of shares of common stock, regardless of series, available for issuance under the Incentive Plan. The following summary of the amendments to the Incentive Plan is not complete and should be read with the full proposed text of the Incentive Plan as set forth in Annex III hereto.

 Grants of Awards

   Under the current Incentive Plan, grants of options and other stock-based awards may be made with respect to shares of existing common stock. Officers, employees and consultants of Staples and its subsidiaries are eligible to be granted awards under the Incentive Plan. Options may be granted at an exercise price not less than the fair market value of the common stock on the date of grant or at an exercise price not less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of Staples. Under the amended Incentive Plan, grants of options and other stock-based awards may be made with respect to either Staples Stock or Staples.com Stock, or both, in the same manner as currently permitted with respect to existing common stock.

 Shares Available for Issuance under Incentive Plan

   Under the current Incentive Plan, up to 87,750,000 shares of existing common stock may be available for grants of awards, and the shares of common stock issued under the Incentive Plan may be authorized and unissued shares or treasury shares, as Staples may from time to time determine. Under the amended Incentive Plan, up to 96,525,000 shares of common stock (regardless of series) will be available for issuance out of authorized and unissued or treasury shares, as Staples may from time to time determine. The maximum number of shares with respect to which awards may be granted to any one person may not exceed 3,037,500 shares in any calendar year. Shares subject to an award that expires unexercised, are forfeited, or terminated, or settled in cash instead of common stock, and shares tendered to pay for the exercise of an option, will thereafter again be available for grant under the Incentive Plan.

 Types of Awards Under the Incentive Plan

   Under the amended Incentive Plan, the incentive compensation plan committee will, in its discretion, be able to grant awards under the Incentive Plan with respect to Staples Stock, Staples.com Stock, or both, in such amounts and types as it determines in accordance with the terms of the Incentive Plan. In determining whether awards in respect of Staples Stock, Staples.com Stock, or both, will be made to specific employees, it is anticipated that the incentive compensation plan committee will consider, among other things, the identity of the division of Staples to which such employee provides services; provided, however, that nothing shall prohibit the incentive compensation plan committee from granting awards with respect to Staples Stock, Staples.com Stock, or both, to any participant in the Incentive Plan without regard to the division of Staples for which the participant provides services.

 Effect on Outstanding Awards

   The approval of the amendments to the Incentive Plan will not result in any adjustment to the outstanding awards under the Incentive Plan. The approval of the Tracking Stock Proposal will result in each outstanding option for Staples common stock under the Incentive Plan instead becoming an option for Staples Stock.

 Federal Income Tax Consequences

   The following is a brief description of the federal income tax consequences generally arising with respect to awards under the Incentive Plan.

   The grant of an option or a stock appreciation right ("SAR") will create no tax consequences for the participant or Staples. A participant will not recognize taxable income upon exercising an incentive stock option (within the meaning of Section 422 of the Code) ("ISO") (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant generally must recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable shares received.

   If the participant does not hold the common stock acquired upon exercise of an ISO for at least one year from the date of exercise and two years from the date of grant (the "Holding Period"), the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise of the ISO minus the exercise price, or (2) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO Holding Periods are met) or SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the tax basis generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option or
SAR).

   We generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option or SAR. We generally are not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the ISO Holding Period prior to disposition of the shares.

   With respect to awards granted under the Incentive Plan that result in the payment or issuance of cash or shares or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

   With respect to awards involving the issuance of shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture (e.g., restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the shares or other property at the first time the shares or other property becomes transferable or is not subject to a substantial risk of forfeiture, whichever occurs earlier. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Description of Amendments to Director Plan (Proposal 3)

   The proposed amendments to the Director Plan will (1) clarify that grants of options or awards of performance accelerated restricted stock ("PARS") under the Director Plan may be made with respect to either Staples Stock or Staples.com Stock, or both, in the same manner as currently permitted with respect to existing common stock, and (2) increase the number of shares of common stock, regardless of series, available for issuance under the Director Plan. The following summary of the amendments to the Director Plan is not complete and should be read with the full proposed text of the Director Plan as set forth in Annex IV hereto.

 Grants of Awards

   Under the current Director Plan, grants of options and awards of PARS may be made with respect to shares of existing common stock. Under the amended Director Plan, grants of options and awards of PARS made following the approval of the amendment may be made, at the discretion of the board of directors, with respect to either Staples Stock or Staples.com Stock, or both, in the same manner as currently provided for with respect to existing common stock.

 Shares Available for Issuance under Director Plan

   Under the current Director Plan, up to 2,392,030 shares of existing common stock are available for grants or awards. Under the amended Director Plan, up to 2,642,030 shares of common stock, regardless of series, will be available for grants or awards.

 Types of Awards under Director Plan

   Under the current Director Plan, each Outside Director automatically receives (1) upon election as a member of the board of directors, an initial grant of options to purchase 15,000 shares of common stock and (2) on the date of the first regularly scheduled board of directors meeting following the end of each Staples fiscal year a grant of options to purchase 3,000 shares of common stock for each regularly scheduled meeting day of the board of directors that such Outside Director attended, up to a maximum of 15,000 shares. In addition, under the current Director Plan, at the first regularly scheduled board of directors meeting following the end of each fiscal year of Staples, in which performance targets are established relating to PARS awarded to executive officers of Staples, (x) each Outside Director is granted 400 PARS for each regularly scheduled meeting day of the board of directors attended by such Director in the previous 12 months (up to a maximum of 2,000 PARS) and (y) in addition, the Lead Director and the Chairman of each of the Audit, Compensation, and Governance Committees of the board of directors is granted 200 PARS for each regularly scheduled meeting day of the board of directors attended by such Director in the previous 12 months (up to a maximum of 1,000
PARS).

   All stock options granted under the Director Plan are granted at an exercise price equal to the fair market value of the common stock on the date of grant, and generally become exercisable on a cumulative basis in four equal annual installments, commencing on the first anniversary of the date of grant. Recipients of PARS own shares of common stock (which may be issued on a deferred basis) under terms that provide for vesting over a period of time and a right to repurchase in favor of Staples with respect to unvested stock, at a price equal to their original purchase price (if any), when the recipient ceases to be a director of Staples. Except as otherwise determined by the board of directors, all PARS issued under the Director Plan shall be issued without the payment of any cash purchase price by the recipient. The restrictions on transfer and forfeiture provisions of the PARS to be granted to the non-employee Directors shall lapse on the same basis as PARS awarded to Staples' executive officers.

 Effect on Outstanding Awards

   The approval of the amendments to the Director Plan will not result in any adjustment to the outstanding options under the Director Plan. The approval of the Tracking Stock Proposal will result in each outstanding option for Staples common stock under the Director Plan instead becoming an option for Staples Stock.

 Federal Income Tax Consequences

   The following is a brief description of the federal income tax consequences generally arising with respect to options granted under the Director Plan.

   The grant of an option will create no tax consequences for the Outside Director or Staples. Upon exercising an option, the Outside Director generally must recognize ordinary income equal to the difference between the exercise price and fair market value of the shares acquired on the date of exercise, and we generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant. The disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (the tax basis generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option).

Description of Amendments to Stock Purchase Plan (Proposal 4)

   The proposed amendments to the Stock Purchase Plan will (1) clarify that grants of options under the Stock Purchase Plan may be made with respect to either Staples Stock or Staples.com Stock, or both, in the same manner as currently permitted with respect to existing common stock and (2) increase the number of shares of common stock, regardless of series, available for issuance under the plan from 6,000,000 to 6,600,000. The following summary of the amendments to the Stock Purchase Plan is not complete and should be read with the full proposed text of the Stock Purchase Plan as set forth in Annex V hereto.

 Sales of Shares

   All employees of Staples and certain subsidiaries designated by the board of directors are eligible to participate in the Stock Purchase Plan if they have been employed at least three months and are customarily employed for more than 20 hours a week and more than five months a year. Under the current Stock Purchase Plan, participants may purchase shares of existing common stock. Under the amended Stock Purchase Plan, participants may purchase either Staples Stock or Staples.com Stock, or both, in the same manner as currently permitted with respect to existing common stock.

 Shares Available for Issuance under Stock Purchase Plan

   Under the current Stock Purchase Plan, up to 6,000,000 shares of existing common stock are available for sale to participants. Under the amended Stock Purchase Plan, up to 6,600,000 shares of common stock, regardless of series, will be available for sale to participants.

 Types of Awards under the Stock Purchase Plan

   Under the amended Stock Purchase Plan, the committee that administers the Stock Purchase Plan will, in its discretion, be able to authorize the issuance of Staples Stock, Staples.com Stock or both, as it determines in accordance with the terms of the Stock Purchase Plan.

 Effect on Outstanding Options

   The approval of the amendments to the Stock Purchase Plan will not result in any adjustment to the outstanding options to purchase common stock under the Stock Purchase Plan. The approval of the Tracking Stock Proposal will result in each outstanding option for Staples common stock under the Stock Purchase Plan instead becoming an option for Staples Stock.

 Federal Income Tax Consequences

   The following is a brief description of the federal income tax consequences generally arising with respect to options granted under the Stock Purchase Plan.

   An employee will not recognize ordinary compensation income upon the exercise of the option granted under the Stock Purchase Plan. If an employee disposes of the common stock after the expiration of the Holding Period, the employee will recognize ordinary compensation income in an amount equal to the lesser of

(1) the excess of the fair market value of the common stock upon disposition over the option price thereof or (2) the excess of the fair market value of the common stock at the time of grant over the option price thereof. Any additional gain upon the sale of the acquired common stock will be long-term capital gain. We will not be entitled to a deduction for any income recognized by the employee pursuant to either the exercise of options granted under the Stock Purchase Plan or the sale of the acquired common stock.

   If the employee disposes of the common stock acquired upon exercise of the option prior to the end of the Holding Period, the employee will recognize ordinary compensation income in the year of the disposition in an amount equal to the difference between the fair market value of the common stock on the date of exercise over the option price thereof. We will be entitled to an income tax deduction equal to the amount of the ordinary compensation income recognized by the employee. Any additional gain (or loss) on the sale of the common stock by the employee will be taxed as short-term or long-term capital gain (or loss), as the case may be.

                               ----------------


   The board of directors recommends a vote FOR each of Proposals 2, 3 and 4.

                             EXECUTIVE COMPENSATION

Summary Compensation

   The following table sets forth certain information concerning the compensation for each of the last three fiscal years of Staples' Chief Executive Officer and the four other most highly compensated executive officers during the fiscal year ended January 30, 1999 (the "Senior Executives").

                           SUMMARY COMPENSATION TABLE

                                    Annual                     Long Term
                                Compensation(1)              Compensation
                               ---------------------     -------------------------
                                                         Restricted       Common
  Name and Principal    Fiscal                             Stock          Stock           All Other
       Position          Year   Salary      Bonus(2)       Awards       Options(3)     Compensation(4)
  ------------------    ------ --------     --------     ----------     ----------     ---------------
Thomas G. Stemberg       1998  $645,833     $673,556     $2,606,250(5)  $2,400,000        $ 17,769
  Chairman and CEO       1997   587,500      446,172      1,543,434(6)     360,000          13,924
                         1996   447,917      414,315      1,216,875(7)     360,000           6,304
Ronald L. Sargent        1998  $449,083     $349,261     $1,282,032(8)   1,361,250        $ 32,193
  President, Chief       1997   392,084      218,235      1,005,552(9)     375,000          29,583
  Operating Office       1996   302,775      208,257        774,375(10)    258,750          21,802
John J. Mahoney          1998  $439,250     $335,880     $1,172,813(11)    585,000        $ 42,848
  Exec. Vice President   1997   395,834      220,160      1,033,614(12)    330,000          35,553
  Chief Financial
   Officer &             1996   171,243      251,210(13)    774,375(14)    348,750          36,433
  Chief Administrative
  Officer
Joseph S. Vassalluzzo    1998  $439,250     $325,636     $1,064,202(15)    585,000        $ 48,150
  President, Realty and  1997   391,250      198,007        776,394(16)    220,312          43,774
  Development            1996   312,500      193,347        553,125(17)    157,500          34,884
John C. Bingleman        1998  $410,735     $311,889     $5,460,947(18)    450,000        $150,152(19)
  President--Staples     1997   385,883(20)  215,555            -- (21)        -- (21)      56,976
  International          1996   356,609(22)  243,065        774,375(23)    258,750          43,572

--------
 (1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Senior Executive for each year shown.
 (2) Except as noted below, represents amounts paid under Staples' Executive Officer Incentive plan or executive bonus plan for the relevant fiscal year.
 (3) Amounts reflect the three-for-two stock splits effected on March 25, 1996, January 30, 1998 and January 28, 1999, as applicable.
 (4) Except as noted below, represents an actuarial equivalent benefit to the Senior Executive from payment of annual premiums by Staples under a split dollar insurance program. Because of differences in Mr. Stemberg's insurance policy, Mr. Stemberg's benefit is calculated using a method that, at this time, results in a lower benefit.
 (5) On October 1, 1998, Mr. Stemberg was awarded 150,000 shares of PARS with a per share value of $17.375. As of January 30, 1999, these restricted shares owned by Mr. Stemberg had a total value of $4,293,750. See "Performance Accelerated Restricted Stock Awards."
 (6) On October 1, 1997, Mr. Stemberg was awarded 123,750 shares of PARS with a per share value of $12.4722. As of January 30, 1999, these restricted shares owned by Mr. Stemberg had a total value of $3,542,343. See "Performance Accelerated Restricted Stock Awards."

 (7) On October 1, 1996, Mr. Stemberg was awarded 123,750 shares of PARS with a per share value of $9.8333. As of January 30, 1999, none of these restricted shares were owned by Mr. Stemberg. See "Performance Accelerated Restricted Stock Awards."
 (8) On October 1, 1998, Mr. Sargent was awarded 67,500 shares of PARS with a per share value of $17.375. On January 1, 1999, Mr. Sargent was awarded 3,750 shares of PARS with a per share value of $29.125. As of January 30, 1999, these restricted shares owned by Mr. Sargent had a combined total value of $2,039,531. See "Performance Accelerated Restricted Stock Awards."
 (9) On October 1, 1997, Mr. Sargent was awarded 80,623 shares of PARS with a per share value of $12.4722. As of January 30, 1999, these restricted shares owned by Mr. Sargent had a total value of $2,307,833. See "Performance Accelerated Restricted Stock Awards."
(10) On October 1, 1996, Mr. Sargent was awarded 78,750 PARS shares with a per share value of $9.8333. As of January 30, 1999, none of these restricted shares were owned by Mr. Sargent. See "Performance Accelerated Restricted Stock Awards."
(11) On October 1, 1998, Mr. Mahoney was awarded 67,500 shares of PARS with a per share value of $17.375. As of January 30, 1999, these restricted shares owned by Mr. Mahoney had a total value of $1,932,187. See "Performance Accelerated Restricted Stock Awards."
(12) On October 1, 1997, Mr. Mahoney was awarded 82,873 shares of PARS with a per share value of $12.4722. As of January 30, 1999, these restricted shares owned by Mr. Mahoney had a total value of $2,372,239. See "Performance Accelerated Restricted Stock Awards."
(13) Mr. Mahoney joined Staples in September 1996. Bonus payment for 1996 included a payment of $134,517 pursuant to Mr. Mahoney's offer of employment.
(14) On October 1, 1996, Mr. Mahoney was awarded 78,750 shares of PARS with a per share value of $9.8333. As of January 30, 1999, none of these restricted shares were owned by Mr. Mahoney. See "Performance Accelerated Restricted Stock Awards."
(15) On October 1, 1998, Mr. Vassalluzzo was awarded 61,249 shares of PARS with a per share value of $17.375. As of January 30, 1999, these restricted shares owned by Mr. Vassalluzzo had a total value of $1,753,252. See "Performance Accelerated Restricted Stock Awards."
(16) On October 1, 1997, Mr. Vassalluzzo was awarded 62,250 shares of PARS with a per share value of $12.4722. As of January 30, 1999, these restricted shares owned by Mr. Vassalluzzo had a total value of $1,781,906. See "Performance Accelerated Restricted Stock Awards."
(17) On October 1, 1996, Mr. Vassalluzzo was awarded 56,250 PARS shares with a per share value of $9.8333. As of January 30, 1999, none of these restricted shares were owned by Mr. Vassalluzzo. See "Performance Accelerated Restricted Stock Awards."
(18) On September 1, 1998, Mr. Bingleman was awarded 281,250 shares of PARS with a per share value of $19.4167. As of January 30, 1999, these restricted shares owned by Mr. Bingleman had a total value of $8,050,781. See "Performance Accelerated Restricted Stock Awards."
(19) Includes reimbursement of $95,886 for relocation expenses.
(20) Includes payment of $25,420 paid to Mr. Bingleman by Staples' Canadian subsidiary, The Business Depot, Ltd.
(21) Mr. Bingleman was not granted options or PARS during fiscal 1997 as a result of his assumption of new responsibilities for international operations. Staples developed a long-term compensation strategy for certain international executives, including Mr. Bingleman, that was implemented during fiscal 1998.
(22) Includes payment of $25,993 paid to Mr. Bingleman by Staples' Canadian subsidiary, The Business Depot, Ltd.
(23) On October 1, 1996, Mr. Bingleman was awarded 78,750 PARS shares with a per share value of $9.8333. As of January 30, 1999, none of these restricted shares were owned by Mr. Bingleman. See "Performance Accelerated Restricted Stock Awards."

Performance Accelerated Restricted Stock ("PARS") Awards

   In order to maintain Staples' high risk-high reward philosophy, the Compensation Committee adopted, as part of the 1992 Equity Incentive Plan, a PARS plan (the "Plan") for certain key executives. Under the Plan, shares of Staples common stock are granted to executives in consideration for services. The shares are "restricted" in that they may not be sold or transferred by the executive until they "vest." Staples' PARS issued in fiscal 1998 will vest on February 1, 2003 subject to acceleration upon achievement of certain pre-determined earnings per share ("EPS") growth targets over the next two to five fiscal years. Staples' PARS issued in fiscal 1997 will vest on May 1, 1999 as a result of Staples exceeding EPS targets for fiscal 1998.

   Staples' PARS that were issued in fiscal 1996 vested on May 1, 1998 as a result of Staples exceeding target EPS for such PARS for fiscal 1997. EPS growth targets are determined by the Compensation Committee and approved by the board of directors each year for grants under the Plan in that year. Once the PARS have vested, they become "unrestricted" and may be freely sold or transferred. Generally, the PARS are forfeited if the executive's employment with Staples terminates prior to vesting.

Option Grants

   The following table sets forth certain information concerning grants of stock options during the fiscal year ended January 30, 1999 for each of the Senior Executives.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                  Individual Grants
-----------------------------------------------------------------------------------------
                                      Percent of Total
                         Number of    Options Granted   Exercise              Grant Date
                          Options     to Employees in   Price per  Expiration   Present
      Name                Granted       Fiscal Year    Share(1)(2)    Date    Value(1)(3)
      ----               ---------    ---------------- ----------- ---------- -----------
Thomas G. Stemberg...... 1,950,000(4)      14.41%       $20.0833      7/1/08  $14,608,000
                           450,000          3.33%       $20.0833      7/1/08  $ 3,181,000
Ronald L. Sargent.......   450,000(5)       3.33%       $20.0833      7/1/08  $ 3,118,000
                           135,000           .99%       $20.0833      7/1/08  $   954,000
                           675,000(6)       4.98%       $22.9167    11/16/08  $ 5,337,000
                           101,250           .74%       $29.1250      1/1/09  $ 1,038,000
John J. Mahoney.........   450,000          3.33%       $20.0833      7/1/08  $ 3,118,000
                           135,000           .99%       $20.0833      7/1/08  $   954,000
Joseph S. Vassalluzzo...   450,000(5)       3.33%       $20.0833      7/1/08  $ 3,118,000
                           135,000           .99%       $20.0833      7/1/08  $   954,000
John C. Bingleman.......   450,000(7)       3.33%       $20.0833      7/1/08  $ 3,272,000

--------
(1) All amounts reflect the three-for-two stock split effected on January 28, 1999. Except as otherwise noted, each of the options granted becomes exercisable in full on the third anniversary of the date of grant, provided that the optionee continues to be employed by Staples on such date. The exercisability of the options is accelerated under certain circumstances. See "Employment Contracts, Termination of Employment and Change-in-Control Agreements with Senior Executives."
(2) The exercise price is equal to the fair market value per share of Common Stock on the date of grant.
(3) The estimated present value at grant date has been calculated using a Black-Scholes option pricing model, based upon the following assumptions: a six year expected life of option; a dividend yield of 0.0%; expected volatility of 34%; and a risk-free interest rate of 4.5%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant, with a maturity corresponding to the expected life of the option. Values are adjusted to reflect a 5% risk of forfeiture due to vesting requirements.
(4) This option becomes exercisable in full on July 25, 2000, provided that Mr. Stemberg continues to be employed by Staples on such date.
(5) Options for 67,500 shares become exercisable on the first anniversary of the date of grant; options for 67,500 shares become exercisable on the second anniversary of the date of grant; options for 90,000 shares become exercisable on the third anniversary of the date of grant; options for 90,000 shares become exercisable on the fourth anniversary of the date of grant; and options for 135,000 shares become exercisable on the fifth anniversary of the date of grant; all provided that the optionee continues to be employed by Staples on such date.
(6) Options for 101,250 shares become exercisable on the first anniversary of the date of grant; options for 101,250 shares become exercisable on the second anniversary of the date of grant; options for 135,000 shares become exercisable on the third anniversary of the date of grant; options for 135,000 shares become exercisable on the fourth anniversary of the date of grant; and options for 202,500 shares become exercisable on the fifth anniversary of the date of grant; all provided that Mr. Sargent continues to be employed by Staples on such date.
(7) Options for 225,000 shares become exercisable on July 1, 2000 and the remaining 225,000 shares become exercisable on July 1, 2001, provided that Mr. Bingleman continues to be employed by Staples on such date.

Option Exercises and Holdings

   The following table sets forth certain information concerning each exercise of stock options during the fiscal year ended January 30, 1999 by each of the Senior Executives and the number and value of unexercised options held by each of the Senior Executives on January 30, 1999.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR END
                         FISCAL YEAR-END OPTION VALUES

                                                       No. of Shares of Common
                         No. of Shares of                 Stock Underlying        Value of Unexercised
                           Common Stock                Unexercised Options at    In-The-Money Options at
                           Acquired On       Value       Fiscal Year End(1)       Fiscal Year End(1)(3)
      Name                   Exercise     Realized(2) Exercisable/Unexercisable Exercisable/Unexercisable
      ----               ---------------- ----------- ------------------------- -------------------------
Thomas S. Stemberg......    3,600,000     $63,061,455    2,080,544/3,120,000     $50,038,295/$34,110,060
Ronald L. Sargent.......      513,805     $ 7,387,600      357,813/1,995,000     $ 8,216,662/$20,643,481
John J. Mahoney.........            0     $         0            0/1,263,750     $         0/$17,742,236
Joseph S. Vassalluzzo...      488,419     $ 7,151,978    1,097,872/  962,812     $27,923,242/$11,926,733
John C. Bingleman.......      232,875     $ 4,635,422      675,842/  708,750     $16,840,610/$ 9,071,110

--------
(1) All amounts reflect the three-for-two stock split effected on January 28, 1999.
(2) Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.
(3) Based on the fair market value of the common stock on January 30, 1999 ($28.625 per share), less the option exercise price.

Employment Contracts, Termination of Employment and Change-in-Control Agreements with Senior Executives

   Staples has entered into Severance Benefit Agreements (the "Severance Agreements") with each of the Senior Executives. Under the Severance Agreements, which expire May 31, 2000, the Senior Executives would be entitled to continuation of salary and other benefits for (i) 18 months in the case of Mr. Stemberg, and (ii) 12 months in the case of Messrs. Bingleman, Mahoney, Sargent and Vassalluzzo, following termination of employment by Staples without cause (or "constructive discharge" as provided in the Severance Agreements). Each Senior Executive would receive such benefits for an additional period of six months if such termination occurred within two years following a "change in control" of Staples (as defined in the Severance Agreements). A change in control of Staples also results in a partial acceleration of the exercisability of outstanding options held by the Senior Executives (and all Staples associates) and a discharge without cause (or resignation for good reason) within one year after a change in control results in the acceleration in full of all options and PARS. In the event Mr. Mahoney is terminated without cause within one year after a change of control, Staples would also guarantee to him that the sum of all severance payments plus the total gain realized and realizable upon the sale and/or exercise of his PARS and/or options would equal at least $2,000,000.

Director Compensation

   During the fiscal year ended January 30, 1999, under the Staples 1990 Director Stock Option Plan (the "Director Plan") each non-employee Director received a fee of $1,000 for each board of directors meeting attended and $300 for each committee meeting attended. All Directors are reimbursed for certain company-related travel expenses. Pursuant to an agreement with Staples, Senator Mitchell provides consulting services to Staples in return for a total annual fee of $75,000.

   The Director Plan also provided for a grant to each Outside Director, upon his or her initial election as a Director, of an option to purchase 10,000 shares of common stock. Accordingly, on September 10, 1998, Senator Mitchell was granted an option to purchase 15,000 shares of common stock at an exercise price of $17.33 per share (10,000 shares at an exercise price of $26.00 before adjustment for the January 28, 1999 stock split).

   On January 21, 1999, the stockholders of Staples approved an amendment and restatement of the Director Plan (the "Amended and Restated Director Plan"). Under the Amended and Restated Director Plan, Directors are compensated exclusively through equity rather than receiving a portion of their compensation in cash.

Accordingly, non-employee Directors will not receive any fees or other cash compensation for their services as Directors, other than reimbursement for expenses incurred in attending meetings of the Directors. Pursuant to the Amended and Restated Director Plan, each new member of the board of directors will be granted an option to purchase 15,000 shares of common stock upon such person's initial election to the board of directors. In addition, the Amended and Restated Director Plan provides for an annual stock option grant to each non-employee Director to purchase a number of shares equal to 3,000 multiplied by the number of regularly scheduled meeting days attended by such non-employee Director during the preceding year (up to a maximum of 15,000 shares). In addition, at the first regularly scheduled board of directors meeting following the end of each fiscal year of Staples in which performance targets are established relating to Performance Accelerated Restricted Stock ("PARS") awarded to executive officers of Staples, each non-employee Director is to be granted 400 PARS for each regularly scheduled meeting day attended by such Director during the preceding year (up to a maximum of 2,000 PARS); and each of the Lead Director and the Chairman of the Audit, Compensation and Governance Committees of the board of directors will be granted 200 PARS for each regularly scheduled meeting day of the board of directors attended by such Director during the previous twelve months (up to a maximum of 1,000 PARS).

   With respect to the fiscal year ended January 30, 1999 and in accordance with the Amended and Restated Director Plan, on March 3, 1999 each of Ms. Burton and Messrs. Anderson, Moody, Moriarty, Nakasone, Romney, Trust and Walsh was granted an option to purchase 15,000 shares of common stock, Mr. Heisey was granted an option to purchase 12,000 shares and Senator Mitchell was granted an option to purchase 3,000 shares of common stock, each at an exercise price of $28.00 per share. Pursuant to the Amended and Restated Director Plan, at the next board of directors meeting in which performance targets are established relating to PARS, the following will be awarded: Mr. Moody will be awarded 3,000 PARS. Messrs. Moriarty, Nakasone and Walsh will be awarded 2,800 PARS. Mr. Anderson will be awarded 2,200 PARS. Ms. Burton and Messrs. Romney and Trust will be awarded 2,000 PARS. Mr. Heisey will be awarded 1,600 PARS and Senator Mitchell will be awarded 400 PARS.

   All stock options under the Amended and Restated Director Plan are granted at an exercise price equal to the fair market value of the common stock on the date of grant, and generally become exercisable on a cumulative basis in four equal annual installments, commencing on the first anniversary of the date of grant.

   Recipients of PARS own shares of common stock (which may be issued on a deferred basis) under terms that provide for vesting over a period of time and a right to repurchase in favor of Staples with respect to unvested stock, at a price equal to their original purchase price (if any), when the recipient ceases to be a Director of Staples. Except as otherwise determined by the board of directors, all PARS issued under the Amended and Restated Director Plan shall be issued without the payment of any cash purchase price by the recipient. The restrictions on transfer and forfeiture provisions of the PARS to be granted to the non-employee Directors shall lapse on the same basis as PARS awarded to Staples' executive officers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Based solely on its review of copies of reports filed by persons ("Reporting Persons") required to file such reports pursuant to Section 16(a) under the Exchange Act, Staples believes that all filings required to be made by Reporting Persons of Staples were timely made in accordance with the requirements of the Exchange Act, with the exception of the option exercise and sale of 140,482 shares by Bain & Co., Inc., of which Mr. Romney is a director, in July 1998 which was reported in November 1998, and the sale in July 1998 by Mr. Bingleman of 52,500 shares which was reported in August 1998.

Compensation Committee Interlocks and Insider Participation

   Messrs. Heisey, Nakasone and Trust, all non-employee Directors of Staples, served on the Compensation Committee for the entire fiscal year ended January 30, 1999.

   Staples leases its Cedar Rapids, Iowa store from Toys "R" Us. Mr. Nakasone was Chief Executive Officer of Toys "R" Us from February 1998 to August 1999. The initial term of this lease, which commenced on October 8, 1996, is 15 years. Staples may renew the lease for two additional five year periods.

Compensation Committee Report on Executive Compensation

   Staples' executive compensation program is administered by the Compensation Committee composed of the non-employee Directors listed below. Staples' executive compensation program is designed to retain and reward executives who are responsible for leading Staples in achieving its business objectives. All decisions by the Compensation Committee relating to the compensation of Staples' executive officers are reviewed by the full board of directors. This report is submitted by the Compensation Committee and addresses Staples' compensation policies for fiscal 1998 and forward as they affected the Chief Executive Officer and the other executive officers of Staples.

 Compensation Philosophy

   The objectives of the executive compensation program are to (i) align compensation with business objectives, individual performance and the interests of Staples' stockholders, (ii) motivate and reward high levels of performance,
(iii) recognize and reward the achievement of Company and/or business unit goals, and (iv) enable Staples to attract, retain and reward executive officers who contribute to the long-term success of Staples.

   The Committee's executive compensation philosophy is that a significant portion of executive compensation should be tied directly to the performance of Staples as a whole. The base salaries paid to executives are targeted by the Committee to fall at or below the 40th percentile of the pay practices of publicly traded companies in the retail industry (including companies in the Standard & Poor's Retail Composite Index contained in the stock performance graph contained in this Proxy Statement, as determined by The Hay Group ("Hay"), an international compensation and human resource consulting firm). The Committee seeks, however, to provide its executives with opportunities for compensation substantially higher than base salary through performance-based bonuses, stock options and Performance Accelerated Restricted Stock ("PARS"). The Committee also believes that bonus awards tied to achievement of pre-approved performance goals serve as an influential motivator to its executives and help to align the executives' interests with those of the stockholders of Staples. The Committee also continues to believe that a substantial portion of the compensation of Staples' executives should be linked through Staples' stock option and PARS program to the success of Staples' stock in the marketplace. Stock options and PARS further align the interests of management and stockholders and assist in the retention of valued executives.

 Status of the Executive Compensation Program

   Based on information provided by Hay and consistent with Staples' objectives and philosophy, the Committee targeted total annual compensation (salary, cash bonus and stock) to fall above the median for total annual compensation for similar positions in the group of retail companies used in the Hay study.

  . Salaries: The Compensation Committee targets base annual salary for executive officers including the Senior Executives to be at the 40th percentile of the annual base salary for comparable positions in the Hay study group.

  . Bonus: Each of Staples' executive officers, including the Senior Executives, was eligible to participate in Staples' Executive Officer Incentive Plan in fiscal 1998 (the "Bonus Plan"). The Bonus Plan provided for the payment of a range of cash bonuses to executive officers based on "stretch" objectives relating to company-wide earnings per share and customer service goals.

The earnings per share and customer service goals for the Bonus Plan were determined by the Committee and approved by the board of directors at the beginning of fiscal 1998. In each case, these bonus goals represented

"stretch" objectives, requiring performance in excess of amounts set for budget purposes to achieve target bonus payouts. The Committee established target bonus payouts for executives in an attempt to bring the cash portion of total annual compensation (base salary plus target bonus) to approximately the median of the cash compensation paid to the Hay comparison group.

For fiscal 1998, Staples exceeded stretch objectives for earnings per share and fell short of the customer service objective.

  . Stock Options: In addition to base salary and bonus, Staples' executives are also granted annually performance-based long-term incentives represented by stock options, which have been valued using a modified Black-Scholes methodology. The exercise price of all options granted is the fair market value of the common stock on the date of grant. In general, the options granted under the option program since September 1, 1994 vest in full on the third anniversary of the date of grant to further encourage retention and promote identity of interest with Staples' stockholders.

Certain executives, including the Senior Executives, were also granted special stock options in 1998, subject to a vesting requirement over a two to five year period and requiring continuous employment with Staples over the vesting period. A competitive review by Hay served as the basis for these special option grants. The review demonstrated that Staples' historical level of stock grants trailed that of its peer group relative to Staples' performance over the same period. This shortfall can, in part, be attributed to Staples' historical practice of not adjusting grant levels to reflect stock splits. Based on Hay's review, the Committee determined it advisable to make these special grants in order to achieve the objectives of the executive compensation program.

  . Performance Accelerated Restricted Stock (PARS): In order to maintain Staples' high risk-high reward philosophy, help retain key executives, maintain focus on stockholder returns and deliver the possibility of total direct compensation above the median of the Hay comparison group, the Committee has adopted the use of PARS for certain key management, including its executive officers. The shares are "restricted" in that they may not be sold or transferred by the executive until they "vest." Staples' PARS issued in fiscal 1998 will vest on February 1, 2003 subject to acceleration if Staples achieves certain pre-determined compound EPS growth over the next two to five fiscal years. EPS growth targets are determined by the Committee and approved by the board of directors each year for grants of PARS in that year. Once the PARS have vested, they become "unrestricted" and may be sold or transferred.

In 1998, Staples developed a long term compensation strategy specifically for Mr. Bingleman, President International. This plan provided Mr. Bingleman with a restricted stock grant vesting five years from date of grant, subject to accelerated vesting based on the attainment of certain event based and financial objectives relating to Mr. Bingleman's responsibilities for certain of Staples international operations. This grant is in lieu of certain annual stock options and PARS grants under the stock option/PARS program.

   Mr. Stemberg, Staples' Chief Executive Officer, is eligible to participate in the same executive compensation program available to other Staples executives, and his total annual compensation, including compensation derived from the Bonus Plan and stock option/PARS program, was set by the Committee in accordance with the same criteria. Mr. Stemberg's annual salary was increased in fiscal 1998 from $600,000 to $650,000. Mr. Stemberg's annual salary remained below the low end of the base salary range recommended by Hay for Staples' Chief Executive Officer position and below the 25th percentile of the Hay comparison group. Under the Bonus Plan, Mr. Stemberg was paid a bonus of $673,556 placing his total cash compensation below the median of the Hay comparison group. In fiscal 1998, the Committee granted Mr. Stemberg 150,000 PARS, and options to purchase 450,000 shares of common stock under the options/PARS program, and special options to purchase 1,950,000 shares of common stock. These grants were valued and based on the same factors the Committee considered in fixing the size of other executive PARS and stock option grants. Using the Hay valuation for options, total annual compensation to Mr. Stemberg in fiscal 1998 placed him above the median of the Hay comparison group.

 Tax Considerations

   Under Section 162(m) of the Internal Revenue Code of 1986, as amended, certain executive compensation in excess of $1 million paid to a public company's five most highly-paid executives is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by the stockholders. In 1998, the Committee adopted and Staples shareholders approved the Bonus Plan in compliance with Section 162(m). Staples' stock option plans are performance based, and accordingly, comply with
Section 162(m). Finally, while Staples' PARS program has a significant performance component, it cannot be qualified under 162(m) without compromising valuable executive incentives which the Committee believes outweigh any tax benefit to Staples.

Compensation Committee:Robert C. Nakasone, Chairman
                       W. Lawrence Heisey
                       Martin Trust

Stock Performance Graph

   The following graph compares the cumulative total stockholder return on the common stock of Staples between January 29, 1994 and January 30, 1999 (the end of fiscal 1998) with the cumulative total return of (i) Standard & Poor's 500 Composite Index and (ii) the Standard & Poor's Retail Store Composite Index. This graph assumes the Investment of $100.00 on January 29, 1994 in Staples' common stock, the Standard & Poor's 500 Composite Index and the Standard & Poor's Retail Store Composite Index, and assumes dividends are reinvested. Measurement points are January 28, 1995, February 3, 1996, February 1, 1997, January 31, 1998 and January 30, 1999 (Staples' last five fiscal year ends).

                              [GRAPH APPEARS HERE]

                         January 29, January 28, February 3, February 1, January 31, January 30,
                            1994        1995        1996        1997        1998        1999
                         ----------- ----------- ----------- ----------- ----------- -----------
SPLS....................   100.00      132.31      208.70      251.66      334.53      790.66
S&P Retail Composite....   100.00       92.69       99.08      114.86      171.19      279.05
S&P 500.................   100.00       98.26      132.83      164.23      204.78      267.32

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding beneficial ownership of our common stock as of September 15, 1999 by:

  . each person we know who beneficially owns more than 5% of the outstanding shares of our common stock;

  .  each of our directors;

  . each of our five most highly compensated executive officers in fiscal 1998; and

  . our directors and executive officers as of September 15, 1999 as a group.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to shares. Shares of common stock issuable under stock options that are exercisable within 60 days after September 15, 1999 are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The inclusion of any shares in this table does not constitute an admission of beneficial ownership for the person named below.

                                                Number of Shares Percentage of
                                                  Beneficially    Outstanding
Name of Beneficial Owner                             Owned       Common Stock
------------------------                        ---------------- -------------
5% Stockholders
FMR Corp.(1)...................................    36,629,910        7.89%
 82 Devonshire Street
 Boston, MA 02109
 Directors and Executive Officers
Thomas G. Stemberg(2)..........................     5,172,829        1.11%
Martin Trust(3)................................     3,566,427           *
Robert C. Nakasone.............................       490,086           *
Rowland T. Moriarty(4).........................       380,882           *
Mary Elizabeth Burton..........................       183,062           *
Paul F. Walsh..................................       106,400           *
James L. Moody, Jr.............................        72,093           *
W. Lawrence Heisey.............................        59,312           *
W. Mitt Romney.................................        53,782           *
Basil L. Anderson..............................        28,075           *
Margaret C. Whitman............................        13,941           *
George J. Mitchell.............................         4,150           *
John C. Bingleman..............................     1,220,956           *
John J. Mahoney................................       530,879           *
Ronald L. Sargent..............................       722,355           *
Joseph S. Vassalluzzo..........................     1,514,988           *
All directors and executive officers as of
 September 15, 1999 as a group (28 persons)....    15,287,014        3.24%

--------
*  Less than 1%
(1) Based on a Schedule 13G filed with the Securities and Exchange Commission as of January 7, 1999.
(3) Includes 3,264,594 shares owned by Trust Investments, Inc., with which Mr. Trust is affiliated. Mr. Trust has shared investment and voting control of these shares. Also includes 17,083 shares held by Mr. Trust's wife.
(4) Includes 39,480 shares held by trusts for the benefit of Mr. Moriarty's children. Mr. Moriarty is not a trustee of the trusts for the benefit of his children.

                      WHERE YOU CAN FIND MORE INFORMATION

   We file annual, quarterly and special reports, proxy statements, and other documents with the Securities and Exchange Commission. Our SEC filings are available to you on the SEC's Internet site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference room at Judiciary Plaza Building, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You should call 1-800-SEC-0330 for more information on the public reference room.

   The SEC allows us to "incorporate" information that we file with the SEC in other documents. This means that we can disclose important information to you by referring to other documents that contain that information. The information incorporated by reference is considered to be part of this proxy statement. Information contained in this proxy statement and information that we file with the SEC in the future and incorporate by reference in this proxy statement automatically updates and supersedes previously filed information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the Special Meeting.

     (1) Our Annual Report on Form 10-K for the fiscal year ended January 30, 1999; and

     (2) Our Quarterly Reports on Form 10-Q for the fiscal quarters ended May 1, 1999 and July 31, 1999.

   You may request a copy of these documents, which will be provided at no cost, by contacting: Staples, Inc., 500 Staples Drive, Framingham, Massachusetts 01702, Attention: Investor Relations; Telephone (508) 253-5000.

                                 OTHER MATTERS

   The board of directors does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

   All costs of solicitation of proxies will be borne by Staples. In addition to solicitations by mail, Staples' directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph
and personal interviews. Staples has also engaged     to solicit proxies on
behalf of Staples. For these services, Staples will pay     a fee of $    plus
reimbursement of its reasonable out-of-pocket expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and Staples will reimburse them for their out-of-pocket expenses in this connection.

   Proposals of stockholders intended to be presented at the Special Meeting should be directed to the Corporate Secretary at 500 Staples Drive, Framingham, MA 01702. A stockholder proposal must be received a reasonable period of time before the printing and mailing of this Proxy Statement for inclusion in this Proxy Statement.

   In order for a stockholder to present a matter for action at the Special Meeting (other than matters included in Staples' proxy materials in accordance with Rule 14a-8 under the Exchange Act), Staples' By-laws require that Staples be given advance written notice of the matter. The Secretary of Staples must receive such notice at the address noted above not less than 60 nor more than 90 days prior to the date of the Special Meeting; provided, however, if less than 70 days' notice or prior public disclosure of the date of the Special Meeting is given or made to stockholders, such notice shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the Special Meeting was mailed or public disclosure was made, whichever occurs first. If a stockholder proposal is not presented within a reasonable period of time before the mailing of this Proxy Statement, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Special Meeting, even though there is no discussion of the proposal in this Proxy Statement.

   Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Secretary of Staples not later than December 22, 1999 for inclusion in the proxy statement for that meeting.

   Staples' By-laws require that Staples be given advance written notice of matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in Staples' proxy materials in accordance with Rule 14a-8 under the Exchange Act). For the 2000 Annual Meeting of Stockholders, the Secretary of Staples must receive such notice at the address noted above on or after January 21, 2000, but prior to February 20, 2000; provided, however, if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, such notice shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first. If a stockholder proposal is not presented within these timeframes, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2000 Annual Meeting, even though there is no discussion of the proposal in the 2000 proxy statement.

                             INDEX OF CERTAIN TERMS

                                                                    Page on
                                                                 which term is
                                                                  defined in
                                                                   the Proxy
Term                                                               Statement
----                                                             -------------
40% of Total Market Capitalization Threshold....................           35
60% of Total Market Capitalization Threshold....................           35
All or Substantially All of the Assets..........................           32
Available Dividend Amount.......................................           30
Certificate of Amendment........................................           29
Code............................................................           47
Current Certificate of Incorporation............................           28
Director Plan...................................................           50
Disposition.....................................................           31
Exempt Disposition..............................................           32
Fair Value......................................................           32
Group...........................................................            5
Group Subsidiaries..............................................           35
Incentive Plan..................................................           50
Market Capitalization...........................................           32
Market Value....................................................           32
Nasdaq NMS......................................................           32
Net Proceeds....................................................           33
Number of Shares Issuable with Respect to Staples Group's
 Retained Interest in Staples e-Commerce Group..................           39
Outstanding Interest Percentage.................................           39
Proportionate Interest..........................................           33
Publicly Traded.................................................           33
Record Date.....................................................           20
Retained Interest...............................................           27
Retained Interest Percentage....................................           39
Staples.com Group...............................................           33
Staples.com Stock............................................... Cover letter
Staples Group...................................................           33
Staples Stock................................................... Cover letter
Stock Plan Proposals............................................       Notice
Stock Purchase Plan.............................................           50
Tax Event.......................................................           35
Total Number of Notional Staples.com Group Shares Deemed
 Outstanding....................................................           34
Trading Day.....................................................           34
Tracking Stock Proposal.........................................       Notice

                                                                         ANNEX I

                         Illustration of Certain Terms

   The following illustrations show how to calculate the Retained Interest Percentage, the Outstanding Interest Percentage, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the Total Number of Notional Staples.com Shares Deemed Outstanding after giving effect to hypothetical issuances, repurchases, dividends and transfers, in each case based on the assumptions set forth herein. In these illustrations, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group is initially assumed to be 100. Unless otherwise specified, each illustration below should be read independently as if none of the other transactions referred to below had occurred. These illustrations are not intended to be complete explanations of the matters covered and are qualified in their entirety by the more detailed information contained elsewhere in this Proxy Statement. These illustrations are purely hypothetical and the numbers used (including assumptions of market values) were chosen to simplify the calculations and are not intended to represent estimates of actual numbers or values. Any capitalized terms which are not defined in this Annex I have the meaning ascribed to them in the Proxy Statement.

   "Total Number of Notional Staples.com Shares Deemed Outstanding" means the number of shares of Staples.com Stock outstanding plus the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group.

   At any given time, the percentage interest in Staples.com Group intended to be represented by the outstanding shares of Staples.com Stock (i.e., the Outstanding Interest Percentage) is equal to:

               Number of outstanding shares of Staples.com Stock
            ------------------------------------------------------
         Total Number of Notional Staples.com Shares Deemed Outstanding

and the remaining percentage interest in Staples.com Group intended to be represented by Staples Group's Retained Interest in Staples.com Group (i.e., the Retained Interest Percentage) is equal to:

       Number of Shares Issuable with Respect to Staples Group's Retained
                         Interest in Staples.com Group
            ------------------------------------------------------
         Total Number of Notional Staples.com Shares Deemed Outstanding

   The sum of the Outstanding Interest Percentage and the Retained Interest Percentage will always equal 100%. In the examples below, before the first issuance of shares of Staples.com Stock, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and the Total Number of Notional Staples.com Shares Deemed Outstanding are each equal to 100, the Retained Interest Percentage is 100% and the Outstanding Interest Percentage is 0%.

Issuance of Staples.com Stock

   The following illustrations reflect an assumed issuance by Staples of 15 shares of Staples.com Stock under the 1992 Equity Incentive Plan.

 Issuance for Account of Staples Group

   Assume the issuance is attributed to Staples Group in respect of its Retained Interest, with the net proceeds credited solely to Staples Group.

   Shares previously issued and outstanding..................................   0
   Newly issued shares for account of Staples Group..........................  15
                                                                              ---
     Total issued and outstanding after the issuance.........................  15
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would decrease by the number of shares of Staples.com Stock sold for the account of Staples Group.


   Number of Shares Issuable with Respect to Staples Group's Retained
    Interest in Staples.com Group prior to the issuance..................... 100
   Shares issued in the issuance............................................  15
                                                                             ---
     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.com Group after the Issuance......................  85
                                                                             ===

  . As a result, the issued and outstanding shares (15) would represent an Outstanding Interest Percentage of 15%, calculated as follows:

                                       15
                                  ----------
                                    15 + 85

   The Retained Interest Percentage would accordingly be 85%.

  . In this case, in the event of any dividend or other distribution paid on the outstanding shares of Staples.com Stock (other than a dividend or other distribution payable in shares of Staples.com Stock), Staples Group would be credited, and Staples.com Group would be charged, with an amount equal to approximately 567% (representing the ratio of the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (85) to the total number of shares of Staples.com Stock issued and outstanding following the issuance (15)) of the aggregate amount of such dividend or distribution. If, for example, a dividend of $1.00 per share were declared and paid on the 15 shares of Staples.com Stock outstanding (an aggregate of $15), Staples Group would be credited with $85, and Staples.com Group would be charged with that amount in addition to the $15 dividend paid to the holders of Staples.com Stock (a total of $100).

 Issuance for Account of Staples.com Group

   Assume the issuance is attributed to Staples.com Group as an increase in its equity, with the net proceeds credited solely to Staples.com Group.

   Shares previously issued and outstanding..................................   0
   Newly issued shares for account of Staples.com Group......................  15
                                                                              ---
     Total issued and outstanding after the issuance.........................  15
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (100) would remain unchanged.

  . As a result, the issued and outstanding shares (15) would represent an Outstanding Interest Percentage of approximately 13%, calculated as follows:

                                       15
                                  ----------
                                    15 + 100

   The Retained Interest Percentage would accordingly be approximately 87%.

  . In this case, in the event of any dividend or other distribution paid on the outstanding shares of Staples.com Stock (other than a dividend or other distribution payable in shares of Staples.com Stock), Staples Group would be credited, and Staples.com Group would be charged, with an amount equal to approximately 667% (representing the ratio of the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (100) to the total number of shares of Staples.com Stock issued and outstanding following the issuance (15)) of the aggregate amount of such dividend or distribution.

 Offerings of Options and Convertible Securities

   If we were to grant options for Staples.com Stock or issue securities convertible into or exercisable for shares of Staples.com Stock, the Outstanding Interest Percentage and the Retained Interest Percentage would be unchanged at the time of such grant or issuance. If any shares of Staples.com Stock were issued upon exercise or conversion of such options or securities, however, the Outstanding Interest Percentage and the Retained Interest Percentage would be affected as shown above under "Issuance for Account of Staples Group," if such securities were attributed to Staples Group, or under "Issuance for Account of Staples.com Group," if such securities were attributed to Staples.com Group.

Repurchases of Staples.com Stock

   The following illustrations reflect an assumed repurchase by Staples of 5 shares of Staples.com Stock after an assumed initial issuance of 15 shares of Staples.com Stock for the account of Staples Group.

 Repurchase for the Account of Staples Group

   Assume the repurchase is attributed to Staples Group as an increase in its Retained Interest in Staples.com Group, with the cost charged solely against Staples Group.

   Shares previously issued and outstanding..................................  15
   Shares repurchased for account of Staples Group...........................   5
                                                                              ---
     Total issued and outstanding after repurchase...........................  10
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be increased by the number of any shares of Staples.com Stock repurchased for the account of Staples Group.

     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.com Group prior to repurchase...................  85
      Number of shares repurchased for the account of Staples Group.......   5
                                                                           ---
       Number of Shares Issuable with Respect to Staples Group's Retained
        Interest in Staples.com Group after repurchase....................  90
                                                                           ===

  . As a result, the total issued and outstanding shares (10) would in the aggregate represent an Outstanding Interest Percentage of 10%, calculated as follows:

                                       10
                                  ----------
                                    10 + 90

   The Retained Interest Percentage would accordingly be increased to 90%.

 Repurchase for Account of Staples.com Group without Participation by Staples Group

   Assume the repurchase is attributed to Staples.com Group, with the cost being charged solely against Staples.com Group. Further assume that the board of directors does not elect to transfer assets from Staples.com Group to Staples Group to hold constant the Outstanding Interest Percentage and Retained Interest Percentage.

   Shares previously issued and outstanding..................................  15
   Shares repurchased for account of Staples.com Group.......................   5
                                                                              ---
     Total issued and outstanding after repurchase...........................  10
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (85) would remain unchanged.

  . As a result, the total issued and outstanding shares (10) would in the aggregate represent an Outstanding Interest Percentage of approximately 11%, calculated as follows:

                                       10
                                  ----------
                                    10 + 85

   The Retained Interest Percentage would accordingly be increased to approximately 89%.

 Repurchase for Account of Staples.com Group with Participation by Staples
 Group

   Assume the repurchase is attributed to Staples.com Group, with the cost being charged solely against Staples.com Group. Further assume that the repurchase is made in connection with a tender offer for 5, or 33%, of the then outstanding shares at a price of $20 per share, and that the board of directors elects to transfer cash or other assets from Staples.com Group to Staples Group to hold constant the Outstanding Interest Percentage and the Retained Interest Percentage.

   Shares previously issued and outstanding..................................  15
   Shares repurchased for account of Staples.com Group.......................   5
                                                                              ---
     Total issued and outstanding after repurchase...........................  10
                                                                              ===

  . In order to hold constant the Outstanding Interest Percentage and Retained Interest Percentage, the board of directors determines that the Market Value of a share of Staples.com Stock in this context is $20 and transfers from Staples.com Group to Staples Group an amount of cash or other assets equal to approximately 567% (representing the ratio of the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (85) to the total number of shares of Staples.com Stock issued and outstanding (15), in each case immediately prior to the repurchase) of the aggregate amount of the cash paid in the tender offer to holders of outstanding shares of Staples.com Stock ($100), or a total of $567.

  . In that case, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (85) would decrease by the amount of cash so transferred (approximately $567) divided by the Market Value per share of Staples.com Stock ($20), or 28 shares.

     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.com Group prior to transfer.......................   85
     Adjustment in respect of Staples Group's Retained Interest to reflect transfer to Staples Group of funds previously allocated to Staples.com
      Group.................................................................   28
                                                                              ---
       Number of Shares Issuable with Respect to Staples Group's Retained
        Interest in Staples.com Group after transfer........................   57
                                                                              ===

  . As a result, the total issued and outstanding shares (10) would in the aggregate continue to represent an Outstanding Interest Percentage of approximately 15%, calculated as follows:

                                       10
                                  ----------
                                    10 + 57

   The Retained Interest Percentage would accordingly continue to be approximately 85%.

  . Assuming that the board of directors transferred only half of the $567 amount, or $283.50, from Staples.com Group to Staples Group, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (85) would decrease by the amount of cash so transferred ($283.50) divided by the Market Value per share of Staples.com Stock ($20).

   Number of Shares Issuable with Respect to Staples Group's Retained
    Interest in Staples e-Commerce Group prior to transfer..................  85
   Adjustment in respect of Staples Group's Retained Interest to reflect transfer to Staples Group of funds previously allocated to Staples.com
    Group...................................................................  14
                                                                             ---
     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.come Group after transfer.........................  71
                                                                             ===

  . In that case, as a result, the total issued and outstanding shares (10) would in the aggregate represent an Outstanding Interest Percentage of approximately 12%, calculated as follows:

                                       10
                                  ----------
                                    10 + 71

   The Retained Interest Percentage would accordingly be increased to approximately 88%.

Staples.com Stock Dividends

   The following illustrations reflect assumed dividends of Staples.com Stock on outstanding shares of Staples Stock and outstanding shares of Staples.com Stock, respectively, after an assumed initial issuance of 15 shares of Staples.com Stock for the account of Staples Group.

 Staples.com Stock Dividend on Staples Stock

   Assume 500 shares of Staples Stock are outstanding and Staples declares a dividend of 1/10 of a share of Staples.com Stock on each outstanding share of Staples Stock.

   Shares previously issued and outstanding..................................  15
   Newly issued shares for account of Staples Group..........................  50
                                                                              ---
     Total issued and outstanding after dividend.............................  65
                                                                              ===

  . Any dividend of shares of Staples.com Stock to the holders of shares of Staples Stock would be treated as a reduction in the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com.

   Number of Shares Issuable with Respect to Staples Group's Retained
    Interest in Staples.com Group prior to dividend......................  85
   Number of shares distributed on outstanding shares of Staples Stock
    for account of Staples.com                                             50
                                                                          ---
     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.com Group after dividend.......................  35
                                                                          ===

  . As a result, the total issued and outstanding shares (65) would in the aggregate represent an Outstanding Interest Percentage of 65%, calculated as follows:

                                       65
                                  ----------
                                    65 + 35

   The Retained Interest Percentage would accordingly be reduced to 35%. Note, however, that after the dividend, the holders of Staples Stock would also hold 50 shares of Staples.com Stock, which would be intended to represent a 50% interest in the value attributable to Staples.com Group.

 Staples.com Stock Dividend on Staples.com Stock

   Assume Staples declares a dividend of 1/5 of a share of Staples.com Stock on each outstanding share of Staples.com Stock.

   Shares previously issued and outstanding..................................  15
   Newly issued shares for account of Staples.com Group......................   3
                                                                              ---
     Total issued and outstanding after dividend.............................  18
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be increased proportionately to reflect the stock dividend payable in shares of Staples.com Stock to holders of shares of Staples.com Stock. That is, the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be increased by a number equal to approximately 567% (representing the ratio of the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group (85) to the number of shares of Staples.com Stock issued and outstanding
     (15), in each case immediately prior to such dividend) of the aggregate number of shares issued in connection with such dividend (3), or 17.

   Number of Shares Issuable with Respect to Staples Group's Retained
    Interest in Staples.com prior to dividend..............................  85
   Adjustment in respect of Staples Group's Retained Interest to reflect shares distributed on outstanding shares of Staples.com Stock..........  17
                                                                            ---
   Number of Shares Issuable with Respect to Staples Group's Retained
    Interest in Staples.com Group after dividend........................... 102
                                                                            ===

  . As a result, the total issued and outstanding shares (18) would in the aggregate continue to represent an Outstanding Interest Percentage of approximately 15%, calculated as follows:

                                       18
                                  ----------
                                    18 + 102

   The Retained Interest Percentage would accordingly continue to be approximately 85%.

Capital Transfers of Cash or Other Assets between Staples Group and Staples.com Group

 Capital Contribution of Cash or Other Assets from Staples Group to Staples.com Group

   The following illustration reflects the assumed contribution by Staples Group to Staples.com Group, after an assumed initial issuance of 15 shares of Staples.com Stock for the account of Staples Group, of $100 of assets allocated to Staples Group at a time when the Market Value of the Staples.com Stock is $20 per share.

   Shares previously issued and outstanding..................................  15
   Newly issued shares.......................................................   0
                                                                              ---
     Total issued and outstanding after contribution.........................  15
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be increased to reflect the contribution to Staples.com Group of assets previously allocated to Staples Group by a number equal to the value of the assets contributed ($100) divided by the Market Value of Staples.com Stock at that time ($20), or 5 shares.

     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.com Group prior to contribution..................  85
     Increase to reflect contribution to Staples.com Group of assets
      allocated to Staples Group...........................................   5
                                                                            ---
       Number of Shares Issuable with Respect to Staples Group's Retained
        Interest in Staples.com Group after contribution...................  90
                                                                            ===

  . As a result, the total issued and outstanding shares (15) would in the aggregate represent an Outstanding Interest Percentage of approximately 14%, calculated as follows:

                                       15
                                  ----------
                                    15 + 90

     The Retained Interest Percentage would accordingly be increased to approximately 86%.

 Return of Capital Transfer of Cash or Other Assets from Staples.com Group to Staples Group

   The following illustration reflects the assumed transfer by Staples.com Group to Staples Group, after an assumed initial issuance of 15 shares of Staples.com Stock for the account of Staples Group, of $100 of assets allocated to Staples.com Group on a date on which the Market Value of Staples.com Stock is $20 per share.

   Shares previously issued and outstanding..................................  15
   Newly issued shares.......................................................   0
                                                                              ---
     Total issued and outstanding after contribution.........................  15
                                                                              ===

  . The Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group would be decreased to reflect the transfer to Staples Group of assets previously allocated to Staples.com Group by a number equal to the value of the assets transferred ($100) divided by the Market Value of Staples.com Stock at that time ($20), or 5 shares.

     Number of Shares Issuable with Respect to Staples Group's Retained
      Interest in Staples.com Group prior to contribution...................  85
     Decrease to reflect contribution to Staples Group of assets allocated
      to Staples.com Group..................................................   5
                                                                             ---
       Number of Shares Issuable with Respect to Staples Group's Retained
        Interest in Staples.com Group after contribution....................  80
                                                                             ===

  . As a result, the total issued and outstanding shares (15) would in the aggregate represent an Outstanding Interest Percentage of approximately 16%, calculated as follows:

                                       15
                                  ----------
                                    15 + 80

     The Retained Interest Percentage would accordingly be decreased to approximately 84%.

                                                                        ANNEX II

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 STAPLES, INC.

   Pursuant to Section 242 of the General Corporation Law of the State of
Delaware

   Staples, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows:

   That the Board of Directors of the Corporation duly adopted, pursuant to
Section 242 of the DGCL, a resolution declaring the advisability of the amendments to the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date (the "Certificate"), set forth in this Certificate of Amendment. The stockholders of the Corporation duly approved, pursuant to Section 242 of the DGCL, the amendments set forth in this Certificate of Amendment. The amendments so approved by the Board of Directors and the stockholders of the Corporation are:

RESOLVED: That ARTICLE IV of the Certificate is hereby deleted in its entirety and the following ARTICLE IV is inserted in lieu thereof:

                                   ARTICLE IV

                                 Capital Stock

   The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,655,000,000, consisting of (i) 1,650,000,000 shares of Common Stock, $0.0006 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

A. Common Stock.

   1. Issuance of Common Stock in Series; Designation; Re-Classification.

   The Corporation shall have the authority to issue shares of Common Stock in two series. One series of Common Stock shall be designated as Staples The Office Superstore Group Common Stock ("Staples Stock"). The second series of Common Stock shall be designated as Staples.com Group Common Stock ("Staples.com Stock"). When the filing of this Certificate of Amendment becomes effective, each share of Common Stock outstanding immediately prior thereto shall automatically be re-classified as one share of Staples Stock (and outstanding certificates that had theretofore represented shares of Common Stock shall thereupon represent an equal number of shares of Staples Stock despite the absence of any indication thereon to that effect).

   The total number of shares of Staples Stock which the Corporation shall have the authority to issue shall initially be 1,500,000,000, and the total number of shares of Staples.com Stock which the Corporation shall have the authority to issue shall initially be 150,000,000. The Board of Directors shall have the authority to increase or decrease from time to time the total number of shares of Common Stock of either series which the Corporation shall have the authority to issue, but not above the number which, when added to the total number of shares of the other series of Common Stock that the Corporation would have the authority to issue, would exceed the total number of shares of Common Stock that the Corporation has the authority to issue, and not below the number of shares of such series then outstanding. The Board of Directors shall have the authority to designate, prior to the time of the first issuance of the Staples.com Stock, the number which, immediately prior to such first issuance, will constitute the Number of Shares Issuable with Respect to Staples' Retained Interest in Staples.com Group and any other terms which are consistent with applicable law and the provisions of this Article Fourth.

   2. Dividends.

    (a) Dividends. Subject to the preferences and other terms of any outstanding series of Preferred Stock, the holders of either series of Common Stock shall be entitled to receive dividends on their shares of Common Stock if, as and when declared by the Board of Directors, out of legally available funds, but (i) the amount paid as dividends on Staples Stock may not exceed the Available Dividend Amount for Staples The Office Superstore Group and (ii) the amount paid as dividends on Staples.com Stock may not exceed the Available Dividend Amount for Staples.com Group.

    (b) Discrimination Between or Among Series of Common Stock. Subject to paragraph (a) of this Section 2 and subject to the preferences and other terms of any outstanding series of Preferred Stock, the Corporation shall have the authority to declare and pay dividends on both, one or neither series of Common Stock in equal or unequal amounts, notwithstanding the performance of either Group, the amount of assets available for dividends on either series of Common Stock, the amount of prior dividends paid on either series of Common Stock, the respective voting rights of each series of Common Stock or any other factor.

   3. Mandatory Dividend, Redemption or Exchange on Disposition of All or Substantially All of the Assets of a Group; Exchange of One Series of Common Stock for the Other Series or for Stock of a Subsidiary at the Corporation's Option.

    (a) Mandatory Dividend, Redemption or Exchange.

      (i) In the event of a Disposition of All or Substantially All of the Assets of a Group (other than an Exempt Disposition), the Corporation shall, on or prior to the 85th Trading Day after the consummation of such Disposition, either:

        (x) declare and pay a dividend to holders of the series of Common Stock that relates to that Group (in cash, securities (other than Common Stock) or other property, or a combination thereof), subject to the limitations on dividends set forth under Section 2 of this Article IV(A), in an amount having a Fair Value equal to their Proportionate Interest in the Net Proceeds of such Disposition;

        (y) redeem from holders of the series of Common Stock that relates to that Group, for cash, securities (other than Common Stock) or other property (or a combination thereof) in an amount having a Fair Value equal to their Proportionate Interest in the Net Proceeds of such Disposition, all of the outstanding shares of the relevant series of Common Stock (or, if such Group continues after such Disposition to own any material assets other than the proceeds of such Disposition, a number of shares of such series of Common Stock (rounded, if necessary, to the nearest whole number) having an aggregate average Market Value, during the 20 consecutive Trading Day period beginning on (and including) the 16th Trading Day immediately following the date on which the Disposition is consummated, equal to such Fair Value); or

        (z) issue, in exchange for all of the outstanding shares of the series of Common Stock that relates to that Group, a number of shares of the series of Common Stock that does not relate to that Group (rounded, if necessary, to the nearest whole number) having an aggregate value equal to 110% of the aggregate value of all of the outstanding shares of the series of Common Stock that relates to that Group (with value in each case based on the average Market Value of a share of the relevant series of Common Stock during the 20 consecutive Trading Day period beginning on (and including) the 16th Trading Day immediately following the date on which the Disposition is consummated).

     (ii) At any time within one year after completing any dividend or partial redemption pursuant to (x) or (y) of the preceding sentence, the Corporation may issue, in exchange for all of the remaining outstanding shares of the series of Common Stock that relates to the Group that consummated the applicable Disposition, a number of shares of the series of Common Stock that does not relate to that Group (rounded, if necessary, to the nearest whole number) having an aggregate value equal to 110% of the aggregate value of all of the outstanding shares of the series of Common Stock that relates to that Group (with value in each case based on the average Market Value of a share of the relevant series of Common Stock during the 20 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of the relevant series).

     (iii) For purposes of this Section 3, if a Group consummates a Disposition in a series of related transactions, such Disposition shall not be deemed to have been completed until consummation of the last of such transactions.

(b) Optional Exchange of One Series of Common Stock for the Other Series.

      (i) The Corporation may, at any time, issue, in exchange for all of the outstanding shares of Staples.com Stock, a number of shares of Staples Stock (rounded, if necessary, to the nearest whole number) having an aggregate value equal to the percentage of the aggregate value of all of the outstanding shares of Staples.com Stock (the "Applicable Percentage") specified for the applicable date of exchange below (with value in each case based on the average Market Value of a share of the relevant series of Common Stock during the 20 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of Staples.com Stock).

                                                             The Applicable
                                                             Percentage Will
                                                            be the Percentage
   If the Exchange Date Falls During the Period Indicated     Specified for
   Below                                                    Such Period Below
   ------------------------------------------------------   -----------------
   First Quarter...........................................    125%
   Second Quarter..........................................    124.166667%
   Third Quarter...........................................    123.333333%
   Fourth Quarter..........................................    122.5%
   Fifth Quarter...........................................    121.666667%
   Sixth Quarter...........................................    120.833333%
   Seventh Quarter.........................................    120%
   Eighth Quarter..........................................    119.166667%
   Ninth Quarter...........................................    118.333333%
   Tenth Quarter...........................................    117.5%
   Eleventh Quarter........................................    116.666667%
   Twelfth Quarter.........................................    115.833333%
   After Twelfth Quarter...................................    115%

   For purposes of the foregoing chart, (x) the first "Quarter" is the period from and including the date of first issuance of shares of Staples.com Group, or options therefor, Stock to but excluding the third month anniversary of such date (provided that, if the date of first issuance is the 29th, 30th or 31st day of any month, the first "Quarter" will be the period from and including such date of first issuance to but excluding the third month anniversary of the first day of the month immediately following the month in which such date of first issuance falls) and (y) each subsequent "Quarter" is the period from and including the day after the end of the prior Quarter to but excluding the third month anniversary of such day.

     (ii) The Corporation may, at any time, issue, in exchange for all of the outstanding shares of Staples Stock, a number of shares of Staples.com Stock (rounded, if necessary, to the nearest whole number) having an aggregate value equal to 115% of the aggregate value of all of the outstanding shares of Staples Stock (with value in each case based on the average Market Value of a share of the relevant series of Common Stock during the 20 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of Staples Stock).

     (iii) The Corporation may, if Staples.com Stock exceeds the 40% of Total Market Capitalization Threshold but is below the 60% of Total Market Capitalization Threshold, issue, in exchange for all of the outstanding shares of either series of Common Stock (the "Series of Common Stock Being Retired"), a number of shares of the other series of Common Stock (rounded, if necessary, to the nearest whole number) having an aggregate value equal to the aggregate value of all of the outstanding shares of the Series of Common Stock Being Retired (with value in each case based on the average Market Value of a share of the relevant series of Common Stock during the 20 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of the Series of Common Stock Being Retired).

   Staples.com Stock will exceed the "40% of Total Market Capitalization Threshold" if the Market Capitalization of the outstanding Staples.com Stock exceeds 40% of the total Market Capitalization of both series of Common Stock for 30 Trading Days during the 60 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of the Series of Common Stock being retired. Staples.com Stock will be below the "60% of Total Market Capitalization Threshold" if the Market Capitalization of the outstanding Staples.com Stock is below 60% of the total Market Capitalization of both series of Common Stock for 30 Trading Days during the 60 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of the Series of Common Stock being retired.

   If the Corporation has the right, on the date on which it mails a notice of exchange as contemplated above, to issue shares of Staples Stock or Staples.com Stock in exchange for outstanding shares of the other series of Common Stock as described above, the Corporation will not lose that right if Staples.com Stock subsequently falls below the 40% of Total Market Capitalization Threshold or exceeds the 60% of Total Market Capitalization Threshold.

     (iv) Notwithstanding the preceding paragraphs, if a Tax Event has occurred, the Corporation may issue, in exchange for all of the outstanding shares of either series of Common Stock, a number of shares of the other series of Common Stock (rounded, if necessary, to the nearest whole number) having an aggregate value equal to 110% of the aggregate value of all of the outstanding shares of the Series of Common Stock Being Retired (with value in each case with value based on the average Market Value of a share of the relevant series of Common Stock during the 20 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of exchange to holders of the Series of Common Stock Being Retired). "Tax Event" means the receipt by the Corporation of an opinion of a tax advisor experienced in such matters, who shall not be an officer or employee of the Corporation or any of its affiliates, to the effect that, as a result of any amendment to, or change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein (including any proposed change in such regulations announced by an administrative agency), or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, it is more likely than not that for United States federal income tax purposes (1) the Corporation, its subsidiaries or affiliates or any of its successors or its stockholders is or, at any time in the future, will be subject to tax upon the issuance of shares of either Staples Stock or Staples.com Stock or (2) either Staples Stock or Staples.com Stock is not or, at any time in the future, will not be treated solely as stock of the Corporation. For purposes of rendering such opinion, a tax advisor shall assume that any administrative proposals will be adopted as proposed. However, in the event a change in law is proposed, a tax advisor shall render an opinion only in the event of enactment.

(c) Optional Exchange for Stock of a Subsidiary.

      (i) At any time at which all of the assets and liabilities of a Group (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly owned subsidiaries of the Corporation (the "Group Subsidiaries"), the Corporation may deliver to holders of the relevant series of Common Stock (including Staples in the case of Staples.com Stock) their Proportionate Interest in all of the outstanding shares of the common stock of the Group Subsidiaries in exchange for all of the outstanding shares of such series of Common Stock.

     (ii) If the series of Common Stock being exchanged pursuant to Section 3(c)(i) above is Staples Stock and the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group is greater than zero, the Corporation shall also issue a number of shares of Staples.com Stock equal to the then current Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group and deliver those shares to the holders of Staples Stock or to one of the Group Subsidiaries, at the option of the Corporation.

     (iii) If the series of Common Stock being exchanged pursuant to Section 3(c)(i) above is Staples.com Stock and the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group is greater than zero (so that less than all of the shares of common stock of the Group Subsidiaries are being delivered to the holders of Staples.com Stock), the Corporation may retain the remaining shares of common stock of the Group Subsidiaries or distribute those shares as a dividend on Staples Stock.

(d) General Dividend, Exchange and Redemption Provisions.

      (i) If the Corporation completes a Disposition of All or Substantially All of the Assets of a Group (other than an Exempt Disposition), the Corporation shall, not more than the 10 Trading Days after the consummation of such Disposition, issue a press release specifying (w) the Net Proceeds of such Disposition, (x) the number of shares of the series of Common Stock related to such Group then outstanding, (y) the number of shares of such series of Common Stock issuable upon conversion, exchange or exercise of any convertible or exchangeable securities, options or warrants and the conversion, exchange or exercise prices thereof and (z) if the Group is Staples.com Group, the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group. The Corporation shall, not more than 40 Trading Days after such consummation, announce by press release which of the actions specified in Section 3(a)(i) of this Article IV(A) it has determined to take, and upon making that announcement, that determination will be irrevocable. In addition, the Corporation shall, not more than 40 Trading Days after such consummation and not less than 10 Trading Days before the applicable payment date, redemption date or exchange date, send a notice by first-class mail, postage prepaid, to holders of the relevant series of Common Stock at their addresses as they appear on the transfer books of the Corporation, specifying:

        (1) if the Corporation has determined to pay a special dividend,
    (A) the record date for such dividend, (B) the payment date of such dividend (which cannot be more than 85 Trading Days after such consummation) and (C) the aggregate amount and type of property to be paid in such dividend (and the approximate per share amount thereof);

        (2) if the Corporation has determined to undertake a redemption,
    (A) the date of redemption (which cannot be more than 85 Trading Days after such consummation), (B) the aggregate amount and type of property to be paid as a redemption price (and the approximate per share amount thereof), (C) if less than all shares of the relevant series of Common Stock are to be redeemed, the number of shares to be redeemed and (D) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), should be surrendered in return for delivery of the cash, securities or other property to be paid by the Corporation in such redemption; and

        (3) if the Corporation has determined to undertake an exchange, (A) the date of exchange (which cannot be more than 85 Trading Days after such consummation), (B) the number of shares of the other series of Common Stock to be issued in exchange for each outstanding share of such series of Common Stock and (C) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), should be surrendered in return for delivery of the other series of Common Stock to be issued by the Corporation in such exchange.

     (ii) If the Corporation has determined to complete any exchange described in Section 3(b) or (c) of this Article IV(A), the Corporation shall, not less than 10 Trading Days and not more than 30 Trading Days before the exchange date, send a notice by first-class mail, postage prepaid, to holders of the relevant series of Common Stock at their addresses as they appear on the transfer books of the Corporation, specifying (x) the exchange date and the other terms of the exchange and
  (y) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), should be surrendered for delivery of the stock to be issued or delivered by the Corporation in such exchange.

     (iii) Neither the failure to mail any notice required by this Section 3(d) to any particular holder nor any defect therein would affect the sufficiency thereof with respect to any other holder or the validity of any dividend, redemption or exchange contemplated hereby.

     (iv) If the Corporation is redeeming less than all of the outstanding shares of a series of Common Stock pursuant to Section 3(a)(i) of this
  Article IV(A), the Corporation shall redeem such shares pro rata or by lot or by such other method as the Board of Directors determines to be equitable.

      (v) No holder of shares of a series of Common Stock being exchanged or redeemed shall be entitled to receive any cash, securities or other property to be distributed in such exchange or redemption until such holder surrenders certificates for such shares, properly endorsed or assigned for transfer, at such place as the Corporation shall specify (unless the Corporation waives such requirement). As soon as practicable after the Corporation's receipt of certificates for such shares, the Corporation shall deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, the cash, securities or other property to which such person shall be entitled, together with any fractional payment referred to below, in each case without interest. If less than all of the shares of Common Stock represented by any one certificate is exchanged or redeemed, the Corporation shall also issue and deliver a new certificate for the shares of such Common Stock not exchanged or redeemed.

     (vi) The Corporation shall not be required to issue or deliver fractional shares of any capital stock or any other fractional securities to any holder of Common Stock upon any exchange, redemption, dividend or other distribution described above. If more than one share of Common Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that would be issuable or any other securities that would be distributable to such holder upon any such exchange, redemption, dividend or other distribution. If there are fractional shares of any capital stock or any other fractional securities remaining to be issued or distributed to any holder, the Corporation shall, if such fractional shares or securities are not issued or distributed to such holder, pay cash in respect of such fractional shares or securities in an amount equal to the Fair Value thereof (without interest).

     (vii) From and after the date set for any exchange or redemption contemplated by this Section 3, all rights of a holder of shares of Common Stock being exchanged or redeemed shall cease except for the right, upon surrender of the certificates theretofore representing such shares, to receive the cash, securities or other property for which such shares were exchanged or redeemed, together with any fractional payment as provided above, in each case without interest (and, if such holder was a holder of record as of the close of business on the record date for a dividend not yet paid, the right to receive such dividend). A holder of shares of Common Stock being exchanged shall not be entitled to receive any dividend or other distribution with respect to shares of the other series of Common Stock until after certificates theretofore representing the shares being exchanged are surrendered as contemplated above. Upon such surrender, the Corporation shall pay to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date occurring after the exchange, but which were not paid by reason of the foregoing, with respect to the number of whole shares of the other series of Common Stock represented by the certificate or certificates issued upon such surrender. From and after the date set for any exchange, the Corporation shall, however, be entitled to treat the certificates for shares of a series of Common Stock being exchanged that were not yet surrendered for exchange as evidencing the ownership of the number of whole shares of the other series of Common Stock for which the shares of such Common Stock should have been exchanged, notwithstanding the failure to surrender such certificates.

     (viii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that might be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on any exchange or redemption contemplated by this Section 3; provided, however, that the Corporation shall not be required to pay any tax that might be payable in respect of any transfer involved in the issue or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares so exchanged or redeemed were registered, and no such issue or delivery will be made unless and until the person requesting such issue pays to the Corporation the amount of any such tax, or establishes to the satisfaction of the Corporation that such tax has been paid.

     (ix) The Corporation may, subject to applicable law, establish such other rules, requirements and procedures to facilitate any dividend, redemption or exchange contemplated by this Section 3 as the Board of Directors may determine to be appropriate under the circumstances.

   4. Voting Rights.

   At every meeting of stockholders, the holders of Staples Stock and the holders of Staples.com Stock shall vote together as a single class on all matters as to which common stockholders generally are entitled to vote, unless a separate vote is required by applicable law. On all such matters for which no separate vote is required, (a) holders of Staples Stock shall be entitled to one vote per share of Staples Stock held and (b) holders of Staples.com Stock shall be entitled to a one vote per share of Staples.com Stock held.

   5. Liquidation Rights.

   In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, holders of Staples Stock and holders of Staples.com Stock shall be entitled to receive in respect of shares of Staples Stock and shares of Staples.com Stock their proportionate interests in the net assets of the Corporation, if any, remaining for distribution to stockholders (after payment of or provision for all liabilities, including contingent liabilities, of the Corporation and payment of the liquidation preference payable to any holders of Preferred Stock), in proportion to the respective number of liquidation units per share of Staples Stock and Staples.com Stock. Each share of Staples.com Stock shall have one liquidation unit and each share of Staples Stock shall have a number of liquidation units (including a fraction of one liquidation unit) equal to the quotient (rounded to the nearest five decimal places) of the average Market Value of one share of Staples Stock during the 20 consecutive Trading Day period ending 300 days after the Effective Date, divided by the average Market Value of one share of Staples.com Stock during such 20 Trading Day period. If the liquidation, dissolution or winding up of the Corporation occurs prior to such 300th day, the average Market Value will be determined based on the 20 consecutive Trading Day period ending immediately prior to the liquidation, dissolution or winding up event.

   If the Corporation shall in any manner subdivide (by stock split, reclassification or otherwise) or combine (by reverse stock split, reclassification or otherwise) the outstanding shares of Staples Stock or Staples.com Stock, or declare a dividend in shares of either series to holders of such series, the per share liquidation units of such series of Common Stock specified in the preceding paragraph, as adjusted from time to time, shall be appropriately adjusted as determined by the Board of Directors, so as to avoid dilution in the aggregate, relative liquidation rights of the shares of any series of Common Stock.

   Neither the merger nor consolidation of the Corporation into or with any other entity, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall, alone, be deemed a liquidation or winding up of the Corporation or cause the dissolution of the Corporation, for purposes of this
Section 5.

   6. Adjustments to Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group.

   The Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group, as in effect from time to time, shall, automatically without action by the Board of Directors or any other person, be:

      (a) adjusted in proportion to any changes in the number of outstanding shares of Staples.com Stock caused by subdivisions (by stock split, reclassification or otherwise) or combinations (by reverse stock split, reclassification or otherwise) of shares of Staples.com Stock or by dividends or other distributions of shares of Staples.com Stock on shares of Staples.com Stock (and, in each such case, rounded, if necessary, to the nearest whole number);

      (b) decreased by (i) if the Corporation issues any shares of Staples.com Stock and the board of Directors attributes that issuance (and the proceeds thereof) to Staples The Office Superstore Group, the number of shares of Staples.com Stock so issued, and (ii) if the Board of Directors re-allocates to Staples The Office Superstore Group any cash or other assets theretofore allocated to Staples.com Group in connection with a redemption of shares of Staples.com Stock (as required pursuant to clause
  (ii) of the proviso to the definition of Staples The Office Superstore Group below) or in return for a decrease in the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group, the number (rounded, if necessary, to the nearest whole number) equal to (x) the aggregate Fair Value of such cash or other assets divided by (y) the Market Value of one share of Staples.com Stock as of the date of such re-allocation; and

      (c) increased by (i) if the Corporation repurchases any shares of Staples.com Stock and the Board of Directors attributes that repurchase (and the consideration therefor) to Staples The Office Superstore Group, the number of shares of Staples.com Stock so repurchased and (ii) if the Board of Directors re-allocates to Staples.com Group any cash or other assets theretofore allocated to Staples The Office Superstore Group in return for an increase in the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group, the number (rounded, if necessary, to the nearest whole number) equal to (x) the Fair Value of such cash or other assets divided by (y) the Market Value of one share of Staples.com Stock as of the date of such re-allocation.

   Neither the Corporation nor the Board of Directors shall take any action that would, as a result of any of the foregoing adjustments, reduce the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group to below zero. Subject to the preceding sentence, the Board of Directors may attribute the issuance of any shares of Staples.com Stock (and the proceeds here from) or the repurchase of Staples.com Stock (and the consideration therefor) to Staples The Office Superstore Group or to Staples.com Group, as the Board of Directors determines in its sole discretion; provided, however, that the Board of Directors must attribute to Staples The Office Superstore Group the issuance of any shares of Staples.com Stock that are issued (1) as a dividend or other distribution on, or as consideration for the repurchase of, shares of Staples Stock or (2) as consideration to acquire any assets or satisfy any liabilities attributed to Staples The Office Superstore Group.

   7. Additional Definitions.

   As used in this Article IV, the following terms shall have the following meanings (with terms defined in singular having comparable meaning when used in the plural and vice versa), unless the context otherwise requires:

   "All or Substantially All of the Assets" of either Group means a portion of such assets that represents at least 80% of the then-current Fair Value of the assets of such Group.

   "Available Dividend Amount" for Staples Group, on any day on which dividends are paid on shares of Staples Stock, is the amount that would, immediately prior to the payment of such dividends, be legally available for the payment of dividends on shares of Staples The Office Superstore Group's common stock under Delaware law if (a) Staples The Office Superstore Group and Staples.com Group were each a separate Delaware corporation, (b) Staples The Office Superstore Group had outstanding (i) a number of shares of common stock, par value $0.0006 per share, equal to the number of shares of Staples Stock that are then outstanding and (ii) a number of shares of preferred stock, par value $0.01 per share, equal to the number of shares of Preferred Stock that have been attributed to Staples The Office Superstore Group and are then outstanding, (c) the assumptions about Staples.com Group set forth in the next sentence were true and (d) Staples The Office Superstore Group owned a number of shares of Staples.com Group common stock equal to the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group. "Available Dividend Amount" for Staples.com Group, on any day on which dividends are paid on shares of Staples.com Stock, is the amount that would, immediately prior to the payment of such dividends, be legally available for the payment of dividends on shares of Staples.com Group's common stock under Delaware law if Staples.com Group were a separate Delaware corporation having outstanding (a) a number of shares of common stock, par value $0.0006 per share, equal to the number of shares of Staples.com Stock that are then outstanding plus the Number of Shares Issuable with Respect to Staples Group's Retained Interest in Staples.com Group and (b) a number of shares of preferred stock, par value $0.01 per share, equal to the number of shares of Preferred Stock that have been attributed to Staples.com Group and are then outstanding.

   "Disposition" means a sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or otherwise) of All or Substantially All of the Assets of a Group to one or more persons or entities, in one transaction or a series of related transactions.

   "Effective Date" means the date on which this Certificate of Amendment becomes effective under Delaware law.

   "Exempt Disposition" means any of the following:

      (a) a Disposition in connection with the liquidation, dissolution or winding-up of the Corporation and the distribution of assets to stockholders,

      (b) a Disposition to any person or entity controlled by the Corporation (as determined by the Board of Directors in its sole discretion),

      (c) a Disposition by either Group for which the Corporation receives consideration primarily consisting of equity securities (including, without limitation, capital stock of any kind, interests in a general or limited partnership, interests in a limited liability company or debt securities convertible into or exchangeable for, or options or warrants to acquire, any of the foregoing, in each case without regard to the voting power or other management or governance rights associated therewith) of an entity which is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to businesses conducted by such Group prior to the Disposition, as determined by the Board of Directors in its sole discretion,

      (d) a dividend, out of Staples.com Group's assets, to holders of Staples.com Stock and a re-allocation of a corresponding amount of Staples.com Group's assets to Staples The Office Superstore Group as required pursuant to clause (ii) of the proviso to the definition of Staples The Office Superstore Group below,

      (e) a dividend, out of Staples The Office Superstore Group's assets, to holders of Staples Stock and

      (f) any other Disposition, if (i) at the time of the Disposition there are no shares of Staples Stock outstanding, (ii) at the time of the Disposition there are no shares of Staples.com Stock outstanding or
  (iii) before the 30th Trading Day following the Disposition the Corporation has mailed a notice stating that it is exercising its right to exchange all of the outstanding shares of Staples Stock or Staples.com Stock for newly issued shares of the other series of Common Stock as contemplated under
  Section 3(b) of this Article IV.

   "Fair Value" means (a) in the case of cash, the amount thereof, (b) in the case of capital stock that has been Publicly Traded for a period of at least 15 months, the Market Value thereof and (c) in the case of other assets or securities, the fair market value thereof as the Board of Directors shall determine in good faith (which determination shall be conclusive and binding on all stockholders).

   "Group" means Staples or Staples.com Group.

   "Market Capitalization" of either series of Common Stock on any date means the Market Value of a share of such series on such date multiplied by the number of shares of such series outstanding on such date.

   "Market Value" of a share of any class or series of capital stock on any Trading Day means the average of the high and low reported sales prices regular way of a share of such class or series on such Trading Day or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case as reported on the New York Stock Exchange ("NYSE") Composite Tape or, if the shares of such class or series are not listed or admitted to trading on the NYSE on such Trading Day, on the principal national securities exchange on which the shares of such class or series are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange on such Trading Day, on The Nasdaq National Market of the Nasdaq Stock Market ("Nasdaq NMS") or, if the shares of such class or series are not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq NMS on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any NYSE member firm selected from time to time by the Corporation, or, if such closing bid and asked prices are not made available by any such NYSE member firm on such Trading Day, or if such class or series of stock is not listed on the NYSE, a national securities exchange, or the Nasdaq NMS or quoted in the over-the-counter market, the fair market value of a share of such class or series as the Board of Directors shall determine in good faith (which determination shall be conclusive and binding on all stockholders); provided, that, for purposes of determining the average Market Value of a share of any class or series of capital stock for any period, (a) the "Market Value" of a share of any class or series of capital stock on any day prior to any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution (other than any dividend or distribution contemplated by clause (b)(ii) of this sentence) paid or to be paid with respect to such capital stock shall be reduced by the Fair Value of the per share amount of such dividend or distribution and (b) the "Market Value" of a share of any class or series of capital stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such class or series of capital stock occurring during such period or (ii) any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution with respect to such capital stock to be made in shares of such class or series of capital stock, shall be appropriately adjusted, as determined by the Board of Directors, to reflect such subdivision, combination, dividend or distribution; and provided further, if (a) the Corporation repurchases outstanding shares of Staples.com Stock and the Board of Directors attributes that repurchase (and the consideration therefor) to Staples.com Group and (b) the Board of Directors determines to re-allocate to Staples The Office Superstore Group cash or other assets theretofore allocated to Staples.com Group in order to avoid a change in the Retained Interest Percentage, the "Market Value" of a share Staples.com Stock used to compute the corresponding reduction in the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group shall equal the Fair Value of the consideration paid per share of Staples.com Stock so repurchased; and provided further, if the Corporation redeems a portion of the outstanding shares of Staples.com Stock (and the Board of Directors re-allocates to Staples The Office Superstore Group cash or other assets theretofore allocated to Staples.com Group in the manner required by clause (ii) of the proviso to the definition of Staples The Office Superstore Group below), the "Market Value" of a share Staples.com Stock used to compute the corresponding reduction in the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group shall equal the Fair Value of the consideration paid per share of Staples.com Stock so redeemed.

   "Net Proceeds" of a Disposition of any of the assets of a Group means the positive amount, if any, remaining from the gross proceeds of such Disposition after any payment of, or reasonable provision (as determined in good faith by the Board of Directors, which determination shall be conclusive and binding on all stockholders) for, (a) any taxes payable by the Corporation in respect of such Disposition, (b) any taxes payable by the Corporation in respect of any resulting dividend or redemption, (c) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (d) any liabilities (contingent or otherwise) of, attributed to or related to, such Group, including, without limitation, any liabilities for deferred taxes, any indemnity or guarantee obligations which are outstanding or incurred in connection with the Disposition or otherwise, any liabilities for future purchase price adjustments and any obligations with respect to outstanding securities (other than Staples.com Stock) attributed to such Group.

   "Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group" shall initially be a number the Board of Directors designates prior to the time the Corporation first issues shares of Staples.com Stock, or options therefor, as the number of shares of Staples.com Stock that could be issued by the Corporation for the account of Staples The Office Superstore Group in respect of its Retained Interest in Staples.com Group; provided, however, that such number as in effect from time to time shall automatically be adjusted as required by Section 6 of this
Article IV(A).

   "Proportionate Interest" of holders of Staples.com Stock in the Net Proceeds of a Staples.com Group Disposition (or in the outstanding shares of common stock of any subsidiaries holding Staples.com Group's assets and liabilities) means the amount of such Net Proceeds (or the number of such shares) multiplied by the number of shares of Staples.com Stock outstanding divided by the Total Number of Notional Staples.com Group Shares Deemed Outstanding. "Proportionate Interest" of holders of Staples Stock in the Net Proceeds of a Staples The Office Superstore Group Disposition (or in the outstanding shares of common stock of any subsidiaries holding Staples The Office Superstore Group's assets and liabilities) means the amount of such Net Proceeds (or the number of such shares).

   "Publicly Traded" with respect to any security means (a) registered under
Section 12 of the Securities Exchange Act of 1934, as amended (or any successor provision of law), and (b) listed for trading on the NYSE (or any other national securities exchange registered under Section 7 of the Securities Exchange Act of 1934, as amended (or any successor provision of law)) or listed on the Nasdaq NMS (or any successor market system).

   "Retained Interest Percentage" means the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group divided by the Total Number of Notional Staples.com Group Shares Deemed Outstanding.

   "Staples The Office Superstore Group" means (a) all of the businesses, assets and liabilities of the Corporation and its subsidiaries, other than the businesses, assets and liabilities that are part of Staples.com Group, (b) the rights and obligations of Staples The Office Superstore Group under any inter-Group debt deemed to be owed to or by Staples The Office Superstore Group (as such rights and obligations are defined in accordance with policies established from time to time by the Board of Directors) and (c) a proportionate interest in Staples.com Group (after giving effect to any options, Preferred Stock, other securities or debt issued or incurred by the Corporation and attributed to Staples.com Group) equal to the Retained Interest Percentage; provided, however, that:

      (i) the Corporation may re-allocate assets from one Group to the other Group in return for other assets or services rendered by that other Group in the ordinary course of business or in accordance with policies established by the Board of Directors from time to time, and

     (ii) if the Corporation transfers cash, other assets or securities to holders of shares of Staples.com Stock as a dividend or other distribution on shares of Staples.com Stock (other than a dividend or distribution payable in shares of Staples.com Stock), or as payment in a redemption of shares of Staples.com Stock required by Section 3(a) of this Article IV(A), then the Board of Directors shall re-allocate from Staples.com Group to Staples The Office Superstore Group cash or other assets having a Fair Value equal to the aggregate Fair Value of the cash, other assets or securities so transferred multiplied by a fraction, the numerator of which shall equal the Number of Shares Issuable with Respect to Staples The

  Office Superstore Group's Retained Interest in Staples.com Group on the record date for such dividend or distribution, or on the date of such redemption, and the denominator of which shall equal the number of shares of Staples.com Stock outstanding on such date.

   "Staples.com Group" means (a) the e-commerce business division of the Corporation, including all of the businesses, assets and liabilities of the Corporation and its subsidiaries that the Board of Directors has, as of the Effective Date, allocated to Staples.com Group, (b) any assets or liabilities acquired or incurred by the Corporation or any of its subsidiaries after the Effective Date in the ordinary course of business and attributable to Staples.com Group, (c) any businesses, assets or liabilities acquired or incurred by the Corporation or any of its subsidiaries after the Effective Date that the Board of Directors has specifically allocated to Staples.com Group or that the Corporation otherwise allocates to Staples.com Group in accordance with policies established from time to time by the Board of Directors and (d) the rights and obligations of Staples.com Group under any inter-Group debt deemed to be owed to or by Staples.com Group (as such rights and obligations are defined in accordance with policies established from time to time by the Board of Directors); provided, however, that:

      (i) the Corporation may re-allocate assets from one Group to the other Group in return for other assets or services rendered by that other Group in the ordinary course of business or in accordance with policies established by the Board of Directors from time to time, and

     (ii) if the Corporation transfers cash, other assets or securities to holders of shares of Staples.com Stock as a dividend or other distribution on shares of Staples.com Stock (other than a dividend or distribution payable in shares of Staples.com Stock), or as payment in a redemption of shares of Staples.com Stock required by Section 3(a) of this Article IV(A), then the Board of Directors shall re-allocate from Staples.com Group to Staples The Office Superstore Group cash or other assets having a Fair Value equal to the aggregate Fair Value of the cash, other assets or securities so transferred multiplied by a fraction, the numerator of which shall equal the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group on the record date for such dividend or distribution, or on the date of such redemption, and the denominator of which shall equal the number of shares of Staples.com Stock outstanding on such date.

   "Total Number of Notional Staples.com Group Shares Deemed Outstanding" means the number of shares of Staples.com Stock outstanding plus the Number of Shares Issuable with Respect to Staples The Office Superstore Group's Retained Interest in Staples.com Group.

   "Trading Day" means each weekday on which the relevant security (or, if there are two relevant securities, each relevant security) is traded on the principal national securities exchange on which it is listed or admitted to trading or on the Nasdaq NMS or, if such security is not listed or admitted to trading on a national securities exchange or quoted on the Nasdaq NMS, traded in the principal over-the-counter market in which it trades.

   8. Effectiveness of Sections 2 Through 7 of This Article IV(A).

   The terms of Sections 2 through 7, inclusive, of this Article IV(A) shall apply only when there are shares of both series of Common Stock outstanding.

   9. Determinations by the Board of Directors.

   Subject to applicable law, any determinations made by the Board of Directors in good faith under the Certificate of Incorporation, as it may be amended from time to time, including without limitation any such determinations with respect to the businesses, assets and liabilities of either Group, transactions between the Groups or the rights of holders of any series of Common Stock or Preferred Stock made pursuant to or in the furtherance hereof, shall be final and binding on all stockholders of the Corporation. A record of all formal determinations of the Board of Directors made as contemplated hereby shall be filed with the records of the actions of the Board of Directors.

B. Preferred Stock.

   1. Designation. The Preferred Stock shall be designated and known as "Preferred Stock." The number of shares constituting such Preferred Stock shall be 5,000,000.

   2. Rights and Preferences.

   Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

   Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in the Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C. Series A Junior Participating Preferred Stock

   1. Designation and Amount. One million of the authorized and unissued shares of Preferred Stock are designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock"). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

   2. Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.0006 per share, of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
  (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

     (A) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein, by law, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) (i) If any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board of Directors in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of Directors of this Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board of Directors. Said special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

       (ii) During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then and during such time as such right continues (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Director so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board of Directors, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C).

       (iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.

       (iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall cause a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

        (v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of this office of any Director elected pursuant to this Section 3(C), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

     (D) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

   4. Certain Restrictions.

   (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

      (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolutions or winding up) to the Series A Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

     (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

   (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at any time and in such matter.

   5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, as amended, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

  6. Liquidation, Dissolution or Winding Up.

   (A) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

   (B) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

   (C) In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

   9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise.

     10. Amendment. The Restated Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which are integral multiples of one-hundredth of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.

   IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment
to be executed as of this    day of      , 1999.

                                          STAPLES, INC.

                                          By: _________________________________
                                                    Jack A. VanWoerkom
                                                   Senior Vice President

                                                                       ANNEX III

                                 STAPLES, INC.

                           1992 EQUITY INCENTIVE PLAN

1. Purpose.

   The purpose of this plan (the "Plan") is to secure for Staples, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees or officers of, and consultants to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to
Section 422 shall apply only to Incentive Stock Options (as that term is defined herein).

2. Types of Options and Awards; Administration.

   a. Types of Options and Awards. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards of restricted stock made pursuant to Section 13 of the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

   b. Administration.

     i. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (x) grant options to purchase shares of Staples The Office Superstore Group common stock or Staples.com common stock (collectively, "Common Stock") and issue shares upon exercise of such options as provided in the Plan and (y) make restricted stock awards pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and restricted stock awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or restricted stock award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

     ii. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations and Section 3(b) of this Plan, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. Unless all members of the Board of Directors are "outside directors" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time, the Board shall appoint such a Committee of two or more directors, all of whom are outside directors, and shall delegate to such Committee all of its powers under the Plan, except that the Board's concurrent approval shall be required for any amendment to the Plan which may be adopted by the Committee; and provided, that any failure of any director or Committee member to satisfy the definition of outside director shall not invalidate any action taken by the Board or Committee with respect to any participant in the Plan, whether or not such person is a "covered

                                     III-1
  employee" within the meaning of Section 162(m) of the Code, as such term is interpreted from time to time.

   c. Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the "Exchange Act") or, any successor rules ("Rule 16b-3") or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3. Eligibility.

   a. General. Options and restricted stock awards may be granted or made to persons who are, at the time of grant, employees or officers of the Company (including any persons who have entered into an agreement with the Company under which they will be employed by the Company in the future) or consultants to the Company; provided, that the class of employees to whom Incentive Stock Options may be granted shall be limited to employees of the Company. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine; provided, that the maximum number of shares for which options or restricted stock awards may be granted to any one employee during any fiscal year shall be 3,037,500* shares, subject to adjustment as provided in Section 15 below.

   b. Grant of Options to Directors and Officers. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the option grant or restricted stock award, the exercise price of the option or the sale price of the award and the number of shares for which an option or restricted stock award may be granted or made to such director or officer shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4. Stock Subject to Plan.

   Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 96,525,000 shares* of Common Stock (regardless of series). Except as prohibited by Rule 16b-3, (i) if an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan and (ii) if restricted stock awarded under the Plan shall be repurchased by the Company, the repurchased shares subject to such award shall again be available for subsequent option grants or awards under the Plan.

5. Forms of Option Agreements.

   As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6. Purchase Price Upon Exercise of Options.

   a. General. Subject to Section 3(b), the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors but shall in no event be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or, in the case of an Incentive Stock Option described in Section 11(b), be less than 110% of such fair market value.
--------
* Adjusted for stock splits through September 14, 1999

                                     III-2

   b. Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

  7. Option Period.

   Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted (or five years in the case of options described in Section 11(b)), and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the date on which the option is granted, and, in either case, options shall be subject to earlier termination as provided in the Plan.

  8. Exercise of Options.

   Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

  9. Nontransferability of Options.

   No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the optionee, the options shall be exercisable only by the optionee.
Notwithstanding the foregoing, non-statutory options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).

  10. Effect of Termination of Employment or Other Relationship.

   Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

  11. Incentive Stock Options.

   Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     a. Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     b. 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total

                                     III-3
  combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

       i. The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of such series of Common Stock at the time of grant; and

       ii. The option exercise period shall not exceed five years from the date of grant.

     c. Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     d. Dermination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

       i. an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

       ii. if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

       iii. if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

   For all purposes of the Plan and any option or restricted stock award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

  12. Additional Provisions.

   a. Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

   b. Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend

                                     III-4
the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

13. Awards.

   A restricted stock award ("award") shall consist of the issuance by the Company of shares of Common Stock (of either series), and purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

     a. Execution of Restricted Stock Award Agreement. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

     b. Price. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards without the payment of any cash purchase price by the recipients (in which case the "price per share originally paid" for purposes of Section 13(d)(3) below shall be zero) or issue shares pursuant to awards at a purchase price below the then fair market value of such series of Common Stock. If a purchase price is required to be paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

     c. Number of Shares. The award shall specify the number of shares and series of Common Stock issued thereunder.

     d. Restrictions on Transfer. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

       i. All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

       ii. In the event that a recipient's employment with the Company is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

       iii. Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

                                     III-5

     e. Additional Shares. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

     f. Transfers in Breach of Award. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

     g. Additional Award Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan as shall be determined by the Board of Directors.

14. Rights as a Shareholder.

   The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Adjustment Provisions for Recapitalizations and Related Transactions.

   a. General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of one or both series of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of one or both series of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan for such series of Common Stock, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company for such series of Common Stock, without changing the aggregate purchase price as to which such options or repurchase rights remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

   b. Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. Merger, Consolidation, Asset Sale, Liquidation, etc.

   a. General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of one or both series of Common Stock are exchanged for securities,

                                     III-6
cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options for such series of Common Stock: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of one or both series of Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to such optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any such outstanding options shall become exercisable in full immediately prior to such event.

   b. Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances so long as the ratio of the option exercise price to the fair market value of the stock for the substitute option is no more favorable to the optionee than the ratio of the option exercise price to the fair market value of the original option immediately before such substitution.

17. No Special Employment Rights.

   Nothing contained in the Plan or in any option or award shall confer upon any optionee or any recipient of an award any right with respect to the continuation of his or her employment by the Company or consulting relationship with the Company or interfere in any way with the right of the Company at any time to terminate such employment or consulting relationship or to increase or decrease the compensation of the optionee.

18. Other Employee Benefits.

   Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19. Amendment of the Plan.

   a. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

   b. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under an option or award previously granted to him or

                                     III-7
her. With the consent of the optionee or recipient of an award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or award to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or is required to ensure that any compensation attributable to any option under the Plan is deductible by the Company for federal income tax purposes under Section 162(m), or any successor rule.

20. Withholding.

   a. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or upon the expiration or termination of the Restricted Period relating to shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or upon the expiration or termination of the Restricted Period relating to shares subject to the award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

   b. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

   c. If the recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

21. Cancellation and New Grant of Options, Etc.

   The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock (of either series) and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

22. Effective Date and Duration of the Plan.

   a. Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be

                                     III-8
deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

   b. Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan or the grant of awards. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to awards and options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23. Provision for Foreign Participants.

   The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

                                          Adopted by the Board of Directors on
                                          April 16, 1992 and approved by the
                                          stockholders on June 18, 1992;
                                          amended by the Board of Directors on
                                          March 25, 1993 and approved by the
                                          stockholders on June 25, 1993; as
                                          further amended by the Board of
                                          Directors on June 25, 1993, which
                                          amendment did not require
                                          stockholder approval; as further
                                          amended, restated and renamed by the
                                          Board of Directors on April 27,
                                          1994, and approved by the
                                          stockholders on June 30, 1994; as
                                          further amended on September 3,
                                          1996, and approved by the
                                          stockholders on June 18, 1997; as
                                          further amended on September 14,
                                          1999, and approved by stockholders
                                          on      , 1999.


                                     III-9

                                                                        ANNEX IV

                                 STAPLES, INC.

              AMENDED AND RESTATED 1990 DIRECTOR STOCK OPTION PLAN

1.Purpose.

   The purpose of this Amended and Restated 1990 Director Stock Option Plan (the "Plan") of Staples, Inc. (the "Company") is to encourage ownership in the Company by the Company's outside directors, whose continued services the Company considers essential to its future progress, and to provide these individuals with a further incentive to remain as directors of the Company.

2.Administration.

   The Board of Directors shall supervise and administer the Plan. Grants of stock options ("Options") and awards of performance accelerated restricted stock ("PARS") under the Plan and the amount and nature of the Options and PARS to be granted shall be made in accordance with Section 4. All questions concerning interpretation of the Plan or any Options or PARS issued under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.Participation in the Plan.

   Directors of the Company who are not employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive Options and PARS under the Plan.

4.Terms, Conditions and Form of Options and PARS.

   All Options and PARS granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions.

      (a) Stock Subject to Plan. Options and PARS may be granted under the Plan with respect to either Staples The Office Superstore Group common stock or Staples.com common stock (collectively, "Common Stock"). Subject to adjustment as provided in the Plan, the maximum number of shares of Common Stock which may be issued under the Plan is 2,642,030 shares of Common Stock (regardless of series). All Options or PARS granted under the Plan, as provided below, shall be granted with respect to either series of Common Stock, or a combination of both series, as determined in the sole discretion of the Board of Directors. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for subsequent Option grants or PARS under the Plan; and if the shares subject to a PARS shall be repurchased by the Company, the repurchased shares shall again be available for subsequent Option grants or PARS under the Plan.

      (b) Grants of Options and PARS.

        (i) Initial Option Grant. An Option to purchase 15,000 shares of Common Stock, shall be granted automatically to outside directors who are initially elected to the Board of Directors subsequent to the approval of the Plan by the Company's stockholders at the close of business on the date of such director's initial election to the Board of Directors.

         (ii) Annual Option Grants. On the date of the first regularly scheduled Board of Directors meeting following the end of each fiscal year of the Company, commencing with the fiscal year ending January 30, 1999, an Option shall be granted automatically to each outside director to purchase a number of shares of Common Stock equal to 3,000 multiplied by the number of regularly scheduled meeting days of the Board of Directors attended by such director in the previous 12 months (up to a maximum of 15,000 shares).

          (iii) Annual Awards of PARS. At the first regularly scheduled Board of Directors meeting following the end of each fiscal year of the Company, at which performance targets are established for PARS awarded to executive officers of the Company, but no later than July 31 of each year (each, an "Award Date), (x) the Company shall grant to each outside director 400 PARS for each regularly scheduled meeting day of the Board of Directors attended by such director in the previous 12 months (up to a maximum of 2,000 PARS) and (y) in addition, the Company shall grant to the Lead Director and the Chairman of each of the Audit, Compensation, and Governance Committee of the Board of Directors 200 PARS for each regularly scheduled meeting day of the Board of Directors attended by such director in the previous 12 months (up to a maximum of 1,000 PARS).

      (c) Terms of Options.

        (i) Option Exercise Price. The option exercise price per share for each Option granted under the Plan shall be determined as follows: if such series of Common Stock is listed on the Nasdaq National Market on the date of grant, the option exercise price per share shall be equal to the last reported sale price per share of such series of Common Stock on the Nasdaq National Market on the date of grant (or, if no such price is reported on such date, such price as is reported on the nearest preceding date); if the applicable series of Common Stock is not listed on the Nasdaq National Market on the date of grant, the option exercise price per share shall be the fair market value per share of such series of Common Stock on the date of grant, as determined in good faith by the Board of Directors.

         (ii) Nature of Options. All Options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under
    Section 422 of the Internal Revenue Code of 1986, as amended (the
    "Code").

          (iii) Vesting. Except as otherwise provided in the Plan, each Option shall become exercisable, on a cumulative basis, in four equal annual installments on each of the first, second, third and fourth anniversary dates of its date of grant, provided the optionee continues to serve as a director of the Company on such dates. Notwithstanding the foregoing, each outstanding Option shall immediately become exercisable in full in the event (A) a Change in Control (as defined in Section 8) of the Company occurs or (B) the optionee ceases to serve as a director of the Company due to his or her death, disability (within the meaning of Section 22(e)(3) of the Code or any successor provision) or retires pursuant to a retirement policy adopted by the Company.

         (iv) Option Exercise Procedure. An Option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the exercise price with respect to the Option being exercised or by the tender (actual or constructive) of shares of Common Stock owned by the director having a value as of the date of exercise equal to the exercise price. In the case of a constructive tender of shares of Common Stock, the optionee and the Company may enter into an agreement to defer until an agreed-upon date the issuance, transfer and delivery of shares of Common Stock with a value equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the Option being exercised. The Board of Directors may impose such restrictions on the tender of shares as it deems appropriate.

        (v) Termination. Each Option shall terminate, and may no longer be exercised, on the date six months after the optionee ceases to serve as a director of the Company; provided that, in the event (A) an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), or (B) an optionee dies within six months after he or she ceases to serve as a director of the Company, then the exercisable portion of the Option may be exercised, within the period of one year following the date the optionee ceases to serve as a director, by the optionee or by the person to whom the Option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to
    Section 4(c)(vii). Notwithstanding the foregoing, each Option shall terminate, and may no longer be exercised, on the date 10 years after the date of grant.

         (vi) Options Nontransferable. Except as otherwise provided by the Board of Directors, each Option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by the optionee or his or her legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (vii) Option Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the Option. If the person or persons so designated wish to exercise any portion of the Option, they must do so within the term of the Option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

      (d) Terms of PARS.

        (i) Nature of PARS. All PARS hereunder shall consist of the issuance by the Company of shares of Common Stock or an agreement for the future delivery of shares of Common Stock at an agreed-upon date ("PARS Deferred Units") and the purchase by the recipient thereof of such shares, subject to the terms, conditions and restrictions described in the document evidencing the PARS and in this Plan.

         (ii) Execution of PARS Agreement. In the case of the actual issuance of Common Stock, the Company shall, upon the date of the PARS grant, issue the shares of Common Stock subject to the PARS by registering such shares in book entry form with the Company's transfer agent in the name of the recipient. No certificate(s) representing all or a part of such shares shall be issued until the conclusion of the vesting period described in paragraph (iv) below.

          (iii) Price. Except as otherwise determined by the Board of Directors, all PARS issued hereunder shall be issued without the payment of any cash purchase price by the recipients (in which case the "price per share originally paid" for purposes of clause (2) of paragraph (v) below shall be zero).

         (iv) Vesting. Except as otherwise provided in the Plan, the restrictions on transfer and the forfeiture provisions of each PARS shall lapse on the same basis as PARS that have been awarded to the Company's executive officers for the fiscal year in which the Award Date relating to such PARS occurs. If no PARS have been awarded to any executive officer of the Company during the six months preceding an Award Date, then the restrictions on transfer and the forfeiture provisions of all PARS granted pursuant to this Plan on such Award Date shall lapse on such terms as shall be determined by the Board of Directors. Notwithstanding the foregoing, the restrictions on transfer and the forfeiture provisions of all PARS granted under this Plan shall immediately lapse in the event (A) a Change in Control of the Company occurs, or (B) the recipient ceases to serve as a director of the Company due to his or her death, disability (within the meaning of Section 22(e)(3) of the Code or any successor provision) or retires pursuant to a retirement policy adopted by the Company.

        (v) Restrictions on Transfer. In addition to such other terms, conditions and restrictions on PARS contained in the Plan or the applicable PARS Agreement, all PARS shall be subject to the following restrictions:

          (1) No PARS shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until they become vested pursuant to paragraph (iv) above. The period during which such restrictions are applicable is referred to as the "Restricted Period."

          (2) Except as set forth in the last sentence of paragraph (iv) above, if a recipient ceases to be a director of the Company within the Restricted Period for any reason, the Company shall have the right and option for a period of three months following the date of such cessation to buy for cash that number of PARS as to which the restrictions on transfer and the forfeiture provisions contained in the PARS have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such cessation occurs within the last three months of the applicable Restricted Period, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

          (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that PARS are awarded or at any time thereafter, waive the Company's right to repurchase shares of Common Stock or PARS Deferred Units upon the occurrence of any of the events described in this paragraph (v) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of PARS at the time that such PARS are granted such other restrictions on any PARS as the Board of Directors may deem advisable.

         (vi) Additional Shares. Any shares received by a recipient of PARS as a stock dividend or any PARS Deferred Units received in respect of a stock dividend, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to such PARS shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares or PARS Deferred Units initially subject to such.

          (vii) Transfers in Breach of PARS. If any transfer of PARS is made or attempted contrary to the terms of the Plan and of such PARS, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable PARS or any recipient of PARS who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable PARS, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

           (viii) Additional PARS Provisions. The Board of Directors may, in its sole discretion, include additional provisions in any PARS granted under the Plan.

5.Limitation of Rights.

      (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an Option or PARS nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee or recipient of PARS as a director for any period of time.

      (b) Rights as a Stockholder.

        (i) Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her Option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 6) for which the record date is prior to the date such certificate is issued.

         (ii) PARS. Subject to the limitations set forth in Section 4(d) and except as otherwise provided herein, a recipient of PARS, other than PARS Deferred Units, shall have all rights as a shareholder with respect to the shares subject to such PARS including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares and to vote such shares and act in respect of such shares at any meeting of shareholders. A recipient of PARS Deferred Units shall have no rights as a shareholder with respect to the Common Stock until the date of issuance to him or her of a stock certificate therefor, but the agreement evidencing the PARS Deferred Units may include the crediting of additional PARS Deferred Units equal in value to the cash amount of dividends paid with respect to same number of shares of Common Stock as the PARS Deferred Units.

6.Adjustment Provisions for Recapitalizations and Related Transactions.

      (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of one or both series of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to one or both series of Common Stock or other securities, except as otherwise determined by the Board of Directors, an appropriate and proportionate adjustment shall be made in (x) the number and kind of shares of such series of Common Stock subject to Options or the number and kind of shares of such series of Common Stock or PARS Deferred Units subject to PARS to be granted to outside directors after such event pursuant to
  Section 4(b), (y) the number and kind of shares of such series of Common Stock subject to then outstanding Options or the number and kind of shares of such series of Common Stock or PARS Deferred Units subject to any then outstanding PARS under the Plan, and (z) the exercise price for each share of such series of Common Stock subject to any then outstanding Options or repurchase rights of the Company under the Plan, without changing the aggregate purchase price as to which such Options or repurchase rights of the Company remain exercisable. No fractional shares or PARS Deferred Units will be issued under the Plan on account of any such adjustments.

      (b) All share numbers herein have been adjusted to reflect the three-for-two stock split declared on November 12, 1998.

7.Mergers, Consolidations, Asset Sales, Liquidations, etc.

   Subject to the provisions of Section 4(c)(iii) and 4(d)(iv), in the event of a merger or consolidation or sale of all or substantially all of the assets of the Company in which outstanding shares of one or both series of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall take one or more of the following actions, as to outstanding Options for such series of Common Stock:
(i) provide that such Options shall be assumed, or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (ii) upon written notice to the optionees, provide that all unexercised Options shall (A) immediately become exercisable in full and (B) terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice; or (iii) in the event of a merger under the terms of which holders of one or both series of Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to such optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable) with exercise prices not in excess of the Merger Price and (B) the aggregate exercise price of all such Options, in exchange for the termination of such Options.

8.Change in Control.

   For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities (other than pursuant to a merger or consolidation described in clause (A) or (B) of subsection (iii) below); (ii) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or (iv) of this Section 8) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors; (iii) the closing of a merger or consolidation of the Company or any subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) a complete liquidation of the Company or a sale by the Company of all or substantially all of the Company's assets.

9.Modification, Extension and Renewal of Options and PARS.

   The Board of Directors shall have the power to modify or amend outstanding Options and PARS; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any Option or PARS previously granted without the consent of the optionee or holder thereof, as the case may be, or (ii) modify the number of shares of Common Stock subject to the Option or number of shares of Common Stock or PARS Deferred Units subject to the PARS (except as provided in Section 6).

10.Amendment of the Plan.

   The Board of Directors may suspend or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) materially modify the requirements as to eligibility to receive Options or PARS under the Plan, or
(ii) materially increase the benefits accruing to participants in the Plan.

11.Withholding.

      (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of PARS any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the expiration or termination of the Restricted Period relating to the PARS. Subject to the prior approval of the Company, the optionee or recipient of PARS may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or upon the expiration or termination of the Restricted Period relating to the PARS or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or PARS recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or PARS recipient who has made an election pursuant to this Section 11(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

      (b) If the recipient of PARS under the Plan elects, in accordance with
  Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date on which the PARS are awarded.

12.Notice.

   Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

13.Governing Law.

   The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

14.Stockholder Approval.

   The Plan is conditional upon stockholder approval of the Plan, and the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                                          Amended and restated by the Board of
                                          Directors on September 10, 1998 and
                                          approved by stockholders on January
                                          21, 1999; amended by the Board of
                                          Directors on September 14, 1999 and
                                          approved by stockholders on      ,
                                          1999.

                                                                         ANNEX V

                                 STAPLES, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

   The purpose of this Plan is to provide eligible employees of Staples, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of either of two series of common stock, The Office Superstore Group common stock ("Staples Stock") or Staples.com common stock ("Staples.com Stock", and collectively with the Staples Stock, "Common Stock"), commencing on November 1, 1998. Six million six hundred thousand (6,600,000) shares of Common Stock (regardless of series) in the aggregate have been approved for this purpose. Employees participating in the Plan may elect to purchase shares of either series of Common Stock, or shares of both series, subject to any limitations that may be imposed by the Board of Directors (the "Board") or the Committee (as defined below).

   1. Administration. The Plan will be administered by the Board or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

   2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

     a. they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

     b. they have been employed by the Company or a Designated Subsidiary for at least three (3) months prior to enrolling in the Plan; and

     c. they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

   No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

   3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. The first Offering will begin on November 1, 1998, or the first business day thereafter (the "Offering Commencement Dates") and end on June 30, 1999. Thereafter, each July 1 and January 1 or the first business day thereafter will be an Offering Commencement Date. Each Offering Commencement Date will begin a period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The first Plan Period will be eight
(8) months and thereafter each Plan Period will be six (6) months. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve
(12) months or less for subsequent Offerings.

   4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by enrolling at least fourteen
(14) days prior to the applicable Offering Commencement Date in said Offering in such manner and at such time as the Committee shall approve. The enrollment will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee changes his enrollment in a manner prescribed by the Committee from time to time or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" shall mean regular earnings and sales rewards or other sales-related payments made to sales associates in lieu of commissions, and excluding payments for overtime, incentive compensation, shift premiums, bonuses, contributions to all employee fringe benefits plans (except employee contributions in lieu of cash earnings pursuant to any "cash or deferred plan" or "cafeteria plan"), allowances and reimbursements, income or gains on the exercise of Company stock options or stock appreciation rights, and other special payments except to the extent that the inclusion of any such item is specifically approved by the Board.

   5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of ten percent (10%) of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be made in any whole percentage up to ten percent (10%). Each participating employee shall designate what percentage of his or her payroll deductions during the Offering shall be used to purchase Staples Stock and what percentage shall be used to purchase Staples.com Stock upon the completion of such Offering, subject to any limits as may be imposed for such Offering by the Board or the Committee. Any change in compensation during the Plan Period will result in an automatic corresponding change in the dollar amount withheld.

   No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of the Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

   6. Deduction Changes. An employee may discontinue his payroll deduction once during any Plan Period, up to fifteen (15) days prior to the close of business on the last business day, in such manner permitted by the Board or Committee. However, an employee may not increase or decrease his payroll deduction, or change the allocation between series of Common Stock, during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, amounts previously withheld will be refunded to the employee without interest.

   7. Interest. Interest will not be paid on any employee accounts.

   8. Withdrawal of Funds. An employee may at any time up to fifteen (15) days prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

   9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of shares of Common Stock of the Company (allocated between series as specified in such employee's payroll deduction authorization, subject to any limits as may be imposed for such Offering by the Board or the Committee) as does not exceed the number of shares determined by dividing $12,500 by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

   The purchase price for each share purchased will be 85% of the Fair Market Value of such series of Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever Fair Market Value shall be less. Such Fair Market Value shall be (a) the mean between the highest and lowest selling price on any national securities exchange on which the Common Stock is listed, (b) the mean between the highest and lowest selling price of the Common Stock on the Nasdaq National Market, (c) the average of the mean between the highest reported bid price and the lowest reported asked price in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, or (d) if such series of Common Stock is not listed on any national securities exchange, the Nasdaq National Market or quoted in the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee. If such series of Common Stock is listed on a national securities exchange or on the Nasdaq National Market, and if no sales of such series of Common Stock were made on such a day, the Fair Market Value of such series of Common Stock for purposes of clauses (a) and (b) above shall be based on the reported prices for the next preceding day on which sales were made.

   Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of shares of Common Stock (including fractional shares calculated up to 4 decimal places) reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for (but not in excess of the maximum number determined in the manner set forth above), allocated between series of Common Stock in the manner specified in such employee's payroll deduction authorization, subject to any limits on such allocation as may be imposed by the Board or the Committee for such Offering.

   Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee.

   10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee or in the name of the Plan with appropriate allocation to the participating employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

   11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

   12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him or to an account for his benefit.

   13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

   14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

   15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of one or both series of Common Stock, or the payment of a dividend in one or both series of Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting one or both series of Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

   16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of such shares of such series of Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of Section 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

   In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of one or both series of Common Stock, shares of such stock or other securities as the holders of shares of such series of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

   17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

   18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased in any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis. In the event that the total number of shares of a series of Common Stock specified in elections to be purchased in any Offering exceeds the maximum number of shares of such series available for purchase in such Offering (as specified by the Board or the Committee), the Board or the Committee will allot the shares of such series available on a pro rata basis or in such other manner as it, in its sole discretion, deems appropriate.

   19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

   20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

   21. Governing Law. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

   22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

   23. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

   24. Effective Date and Approval of Shareholders. The Plan shall take effect on November 1, 1998 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                                          Adopted by the Board of Directors on
                                          March 6, 1998 and approved by the
                                          stockholders on June 4, 1998; and
                                          amended by the Board of Directors on
                                          September 14, 1999 and approved by
                                          stockholders on       , 1999.

                                                                        ANNEX VI

       Staples The Office Superstore Group Combined Financial Information

                                                                        ANNEX VI

                      STAPLES THE OFFICE SUPERSTORE GROUP

                    INDEX TO COMBINED FINANCIAL INFORMATION

Management's Discussion and Analysis of Financial Condition and Results
 of Operations...........................................................  VI-3
Audited Financial Statements
  Report of Independent Auditors......................................... VI-15
  Combined Balance Sheets -- January 30, 1999 and January 31, 1998....... VI-16
  Combined Statements of Income -- Fiscal years ended January 30, 1999,
   January 31, 1998 and February 1, 1997................................. VI-17
  Combined Statements of Group Equity -- Fiscal years ended January 30,
   1999, January 31, 1998 and February 1, 1997........................... VI-18
  Combined Statements of Cash Flows -- Fiscal years ended January 30,
   1999, January 31, 1998 and February 1, 1997........................... VI-19
  Notes to Staples The Office Superstore Group Combined Financial
   Statements............................................................ VI-20
Interim Financial Statements (Unaudited)
  Combined Balance Sheets -- July 31, 1999 and January 30, 1999.......... VI-40
  Combined Statements of Income -- 26 weeks ended July 31, 1999 and
   August 1, 1998........................................................ VI-41
  Combined Statements of Cash Flows -- 26 weeks ended July 31, 1999 and
   August 1, 1998........................................................ VI-42
  Notes to Staples The Office Superstore Group Combined Interim Financial
   Information........................................................... VI-43

                      STAPLES THE OFFICE SUPERSTORE GROUP

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

   You should read this discussion along with the Staples.com Group Combined Financial Statements contained in this proxy statement. Historical results and percentage relationships may not necessarily be indicative of operating results for any future periods. The combined financial statements of Staples The Office Superstore Group ("Staples Group") include the balance sheets, statements of operations, cash flows and group equity of Staples' retail stores, catalog businesses and contract stationer businesses. The Staples Group combined financial statements also include its retained interest in Staples.com Group, currently 100 percent.

   The stockholders of Staples, Inc. ("Staples" or the "Company") are scheduled to vote on a proposal (the "Tracking Stock Proposal") to amend the Company's certificate of incorporation to (i) create a new class of common stock called Staples.com Group common stock ("Staples.com Stock"), intended to reflect the performance of Staples.com Group, the Company's e-commerce business division,
(ii) increase the aggregate number of shares of common stock that the Company may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples The Office Superstore Group common stock ("Staples Stock") and 150,000,000 shares of Staples.com Stock, and (iii) re-classify Staples' existing common stock as Staples Stock, intended to reflect the performance of Staples Group, which consists of all of the Company's other businesses and a retained interest in Staples.com Group.

   If the Tracking Stock Proposal is approved by the Company's stockholders, the filing of the amendment to the Company's certificate of incorporation implementing the proposal will automatically re-classify each share of existing common stock into Staples Stock. Subject to stockholder approval of the Tracking Stock Proposal, the Company expects to issue additional shares of Staples.com Stock in one or more private or public financings within twelve months of such approval. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group. The effect of any financings on the retained interest percentage and the outstanding interest percentage would depend upon the number of shares of Staples.com Stock sold and whether the Company elects to attribute the net proceeds of such financings to the equity of Staples.com Group or to Staples Group in respect of its retained interest.

   The Staples Group combined financial statements and Staples.com Group combined financial statements comprise all of the accounts included in the consolidated financial statements of Staples. The separate group combined financial statements give effect to all allocation and related party transaction policies as adopted by the Board of Directors of Staples (the "Board"). These policies are described in Note C to the Staples Group combined financial statements. The Staples Group combined financial statements have been prepared in a manner which management believes is reasonable and appropriate. Such combined financial statements include (i) the financial position, results of operations and cash flows of Staples Group, (ii) the Company's debt and the effects that such debt had on the related Staples Group statements of income and cash flows, and (iii) the effects of a 100 percent retained interest in Staples.com Group on the combined statements of income and combined balance sheets.

   If the Tracking Stock Proposal is approved by the Company's stockholders, the Company will provide to the holders of Staples Stock separate financial statements, financial reviews, descriptions of the business, and other relevant financial information for Staples Group and Staples.com Group as well as consolidated financial information for the Company. Notwithstanding the allocation of assets and liabilities, including contingent liabilities, between Staples Group and Staples.com Group for the purposes of preparing their respective combined financial statements, this allocation and the change in the capital structure of the Company as a result of the approval of the Tracking Stock Proposal will not result in the distribution or spin-off to stockholders of any of the Company's assets and liabilities and will not affect ownership of its assets or responsibility for its liabilities or those of its subsidiaries. Holders of Staples Stock will remain common stockholders of the

Company. The assets the Company attributes to one group will be subject to the liabilities of the other group, even if such liabilities arise from lawsuits, contracts or indebtedness that are attributed to the other group. If the Company is unable to satisfy one group's liabilities out of the assets attributed to it, the Company may be required to satisfy those liabilities with assets the Company has attributed to the other group. Further, holders of Staples Stock and Staples.com Stock will not have any legal rights related to specific assets of either group and in any liquidation will receive a fixed share of the net assets of the Company which may not reflect the actual trading prices, if any, of the respective groups at such time.

   Financial effects from one group that affect the Company's consolidated results of operations or financial condition could, if significant, affect the results of operations or financial condition of the other group and the market price of the stock relating to the other group. In addition, net losses of either group and dividends and distributions on, or repurchases of, either class of common stock or repurchases of preferred stock at a price per share greater than par value will reduce the funds we can pay on each class of common stock under Delaware law. Accordingly, the Staples Group combined financial statements should be read in conjunction with the Company's audited consolidated financial information and Annual Report on Form 10-K, and the combined financial information of Staples.com Group, contained herein.

Results of Operations

 Comparison of Fiscal Years Ended January 30, 1999, January 31, 1998, and February 1, 1997

   General. During the fiscal year ended January 30, 1999, Staples Group acquired, in a pooling of interests transaction, Quill Corporation and certain related entities, including the operations of Quillcorp.com (collectively referred to as "Quill"), with 1997 net sales of approximately $551 million. The financial information set forth below includes adjustments to give effect to the acquisition of Quill for all periods presented. Prior to its acquisition by Staples Group, Quill elected to be treated as an S Corporation under the Internal Revenue Code, and accordingly, its earnings were not subject to taxation at the corporate level. Pro forma adjustments have been made to reflect a provision for income taxes on such previously untaxed earnings for each period presented at an assumed rate of 40%. The statements of income combine Staples Group's historical operating results for the fiscal years ended January 31, 1998 and February 1, 1997 with corresponding Quill operating results for the years ended December 31, 1997 and 1996, respectively.

   Sales. Sales increased 24.1% to $7,106,303,000 in the fiscal year ended January 30, 1999 from $5,728,439,000 in the fiscal year ended January 31, 1998. Sales increased 27.5% in the fiscal year ended January 31, 1998 from $4,493,554,000 in the fiscal year ended February 1, 1997. The growth in each year was attributable to an increase in the number of open stores, increased sales in existing stores and increased sales in delivery operations. In addition, sales for the fiscal years ended January 30, 1999 and January 31, 1998 (beginning in May 1997) include the consolidation of Staples UK and Staples (Deutschland) GmbH ("Staples Germany," formerly MAXI-Papier-Markt-
GmbH). Comparable store and delivery sales for the fiscal year ended January 30, 1999 increased 11% over the fiscal year ended January 31, 1998. Comparable store and delivery hub sales for the year ended January 31, 1998 increased 10% over the year ended February 1, 1997. As of January 30, 1999, January 31, 1998, and February 1, 1997, Staples had 913, 742, and 557 open stores, respectively. The January 30, 1999 total includes 174 stores opened and 3 stores closed during the twelve months ended January 30, 1999.

   Gross Profit. Gross profit as a percentage of sales was 24.2%, 23.6%, and 23.6% for the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The gross profit rate was increased by continually improving margins in the retail and delivery business segments due to lower product costs from vendors and increased buying as well as the leveraging of fixed distribution center and delivery costs over a larger sales base. This was offset by decreases in the margin rates due to price reductions as well as an increase in the sales of computer hardware (CPUs and laptops), which generate a lower margin rate than other categories.

   Operating and Selling Expenses. Operating and selling expenses, which consist of payroll, advertising and other operating expenses, were 13.9%, 14.1%, and 14.0% of sales for the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The decrease as a percentage of sales for the year ended January 30, 1999 was primarily due to decreased advertising as a percentage of sales and increased leveraging of fixed store payroll expenses and store operating costs as store sales have increased. These factors were partially offset by increases in store labor and costs incurred for Staples Group's store remodel program under which significant investments have been made in store layouts and signing to improve shopability and enhance customer service. In addition, operating and selling expenses for the year ended January 30, 1999 and the year ended January 31, 1998 (beginning in May
1997) include the results of Staples UK and Staples Germany, which have higher costs as a percentage of sales.

   Pre-opening Expenses. Pre-opening expenses relating to new store openings, consisting primarily of salaries, supplies, marketing and occupancy costs, are expensed by Staples Group as incurred and therefore fluctuate from period to period depending on the timing and number of new store openings. Pre-opening expenses averaged $80,000, $73,000, and $72,000 per store for the stores opened in the years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The increase during the fiscal year ended January 30, 1999 was due primarily to increased openings outside of the United States which generally involve higher pre-opening expenses per store.

   General and Administrative Expenses. General and administrative expenses as a percentage of sales were 4.2%, 3.9%, and 3.9% in the years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The increase as a percentage of sales for the year ended January 30, 1999 as compared to the years ended January 31, 1998 and February 1, 1997 was primarily due to costs incurred for Year 2000 compliance projects. In addition, Staples Group has made other investments in its information systems' ("IS") staffing and infrastructure, which Staples Group believes will reduce costs as a percentage of sales in future years. In addition, general and administrative expenses for the years ended January 30, 1999 and January 31, 1998 include the results of Staples UK and Staples Germany, which have higher costs as a percentage of sales. The overall increase in general and administrative costs were partially offset by Staples Group's ability to increase sales without proportionately increasing overhead expenses in its core retail and direct business.

   Merger-related and Integration Costs. In connection with the acquisition of Quill, Staples Group recorded a charge to operating expense of $41,000,000 during the year ended January 30, 1999. These costs consist of direct merger-related and integration costs from the transaction. The merger transaction costs of approximately $10,500,000 consist primarily of fees for investment bankers, attorneys, accountants and other related charges. The integration costs primarily include employee costs of approximately $7,000,000, contract and lease termination costs of approximately $14,100,000, the write-down of leasehold improvements of approximately $3,500,000 and other merger-related costs of approximately $5,900,000. Staples Group paid approximately $14,000,000 in fiscal year 1998, which consists primarily of transaction and employee related costs. During the year ended January 31, 1998, Staples Group charged to expense non-recurring costs in connection with the proposed merger with Office Depot, Inc. of $29,665,000.

   Store Closure Charge. In December 1998, Staples Group committed to a plan to close and relocate stores which cannot be expanded and upgraded to its current store model. In connection with this plan, Staples Group recorded a charge to operating expense of $49,706,000. This charge includes $29,620,000 for future rental payments under operating lease agreements that will be paid after the store is closed and will not be subsidized by subtenant income, $4,966,000 in fees, settlement costs and other expenses related to store closure and $15,120,000 in asset impairment charges. Lease agreements for the relocation sites will be executed during fiscal year 1999 and the stores will be closed and relocated during fiscal years 1999 and 2000. Staples Group made no payments in fiscal year 1998 related to the store closure charge.

   Interest and Other Expense, Net. Net interest and other expense totaled $17,342,000, $21,947,000, and $22,959,000 in the fiscal years ended January 30,
1999, January 31, 1998, and February 1, 1997, respectively. The interest expense relates primarily to existing borrowings which were used to fund the increase in store inventories related to new store openings and improvements in in-stock levels; the acquisition of fixed assets for new stores opened and remodeled; continued investments in the information systems and distribution center infrastructure; and additional investments in Staples UK and Staples Germany as well as the purchase of them during the fiscal year ended January 31, 1998. The decrease in interest expense during the year ended January 30, 1999 is due primarily to the conversion of the Staples Group's $300,000,000 of 4 1/2% Debentures into common stock in December 1998.

   Equity in Loss of Affiliates. Staples Group's Equity in Loss of Affiliates was $5,953,000 and $11,073,000 respectively, in the years ended January 31, 1998 and February 1, 1997. Staples Group recorded no equity in loss of affiliates for the year ended January 30, 1999, due to the acquisition of Staples UK and Staples Germany on May 6, 1997 and May 7, 1997, respectively. As a result of the acquisitions, Staples Group's ownership interest of Staples UK increased to 100% and its ownership of Staples Germany increased to approximately 92% which was increased to 100% in December 1998. The transactions were accounted for in accordance with the purchase method of accounting and accordingly, the consolidated results of these entities are reflected in Staples Group's combined financial statements since the respective dates of acquisition. Prior to the acquisitions, Staples UK and Staples Germany were accounted for under the equity method which resulted in Staples Group's share of losses from operations being included in Equity in Loss of Affiliates. As of January 30, 1999, Staples UK and Staples Germany operated 48 and 25 stores, respectively.

   Retained Interest In Staples.com Group. Staples Group currently has a 100% retained interest in Staples.com Group, and accordingly, the loss related to the retained interest in Staples.com Group of $487,000, $300,000 and $207,000 for the years ended January 30, 1999, January 31, 1998 and February 1, 1997, respectively, represents the net loss of Staples.com Group for each of those years.

   Income Taxes. The provision for income taxes as a percentage of pre-tax income was 39.6%, 32.8% and 31.5% for the years ended January 30, 1999, January 31, 1998 and February 1, 1997. On a pro forma basis, to reflect a provision for income taxes on previously untaxed earnings of Quill, Staples Group's effective tax rate would have been 40.2%, 38.7% and 38.8% respectively for the same periods. The increase in the pro forma tax rate in fiscal year 1998 was primarily due to non-deductible merger-related costs.

Comparison of the 26 Weeks Ended July 31, 1999 and August 1, 1998

   Sales. Sales increased 23.7% to $3,884,874,000 for the six months ended July 31, 1999 compared to $3,141,258,000 for the six months ended August 1, 1998. This growth was attributable to an increased number of open stores and increased sales in existing stores and in the delivery and contract stationer segments. Comparable store and delivery hub sales for the six months ended July 31, 1999 increased 8% over the same period ended August 1, 1998. Comparable sales in the contract stationer segment, including Quill, increased 10% for the six months ended July 31, 1999 as compared to the six months ended August 1, 1998. Staples Group had 1,009 stores open as of July 31, 1999 compared to 830 stores as of August 1, 1998 and 913 stores as of January 30, 1999; this total includes 96 stores opened during the six months ended July 31, 1999.

   Gross Profit. Gross profit as a percentage of sales was 24.3% for the six months ended July 31, 1999 as compared to 23.2% for the same period in the prior year. The gross profit rate was increased by continually improving margins in the retail and delivery segments due to lower product costs from vendors and improved worldwide buying as well as the leveraging of fixed distribution center and delivery costs over a larger sales base. Furthermore, Staples Communications (formerly Claricom Holdings, Inc.), with its first full quarter of operations after being acquired by the Company on February 26, 1999, contributed to the increase in gross profit. These increases were partially offset by continued price reductions and decreased margins on computer hardware sales such as CPU's, laptops, and printers and new market occupancy costs.

   Operating and Selling Expenses. Operating and selling expenses, which consist of payroll, advertising and other operating expenses, increased as a percentage of sales in the six months ended July 31, 1999 to 14.9%, as compared to 14.5% for the same period in the prior year. The increase was primarily due to increased costs of investing in selling operations, particularly retail and call center personnel, increased marketing costs in delivery operations and the addition of Staples Communications. Staples Communications had higher operating and selling expenses as a percentage of sales. These increases were partially offset by the continued leveraging of fixed store and delivery operating costs as sales have increased.

   Pre-Opening Expenses. Pre-opening expenses relating to new store openings, consisting primarily of salaries, supplies, marketing and occupancy costs, are expensed as incurred and therefore fluctuate from period to period depending on the timing and number of new store openings. Pre-opening expenses averaged $98,000 per store for the six months ended July 31, 1999, as compared to $85,000 per store for the same period in the prior year.

   General and Administrative Expenses. General and administrative expenses as a percentage of sales were 4.4% for the six months ended July 31, 1999 and August 1, 1998. Higher costs incurred for Year 2000 compliance projects and IS staffing infrastructure during the six months ended July 31, 1999 and the addition of Staples Communications which has higher general and administrative expenses as a percentage of sales were offset by Staples Group's ability to increase sales without proportionately increasing overhead expenses in its core retail and direct business.

   Amortization of Goodwill. Amortization of goodwill for the six months ended July 31, 1999 was $5,258,000 as compared to $1,851,000 for the same period in the prior year. The increase in amortization is due to the goodwill from the acquisitions of Ivan Allen Corporation on November 1, 1998 and Claricom Holdings, Inc., now referred to as Staples Communications, on February 26, 1999.

   Merger Related and Integration Costs. In connection with the acquisition of Quill, Staples Group recorded a charge to operating expense of $41,000,000 during the six months ended August 1, 1998. These costs consist of direct merger-related and integration costs from the transaction.

   Interest and Other Expense, Net. Net interest and other expense for the six months ended July 31, 1999 was $5,341,000 as compared to $10,613,000 for the same period in the prior year. The interest expense relates primarily to existing borrowings. The decrease in net interest expense during the six months ended July 31, 1999 was primarily due to the conversion of Staples Group's $300,000,000 of 4 1/2% Debentures into common stock in December 1998.

   Retained Interest in Staples.com Group. Staples Group currently has a 100% retained interest in Staples.com Group. Accordingly, the loss related to the retained interest in Staples.com Group of $3,706,000 and $104,000 for the six months ended July 31, 1999 and August 1, 1998 respectively, represents the net loss of Staples.com Group for each of those periods.

   Income Taxes. The provision for income taxes as a percentage of pre-tax income was 39.8% for the six months ended July 31, 1999 and 39.6% for the same period ended August 1, 1998. On a pro forma basis, to reflect a provision for income taxes on previously untaxed earnings of Quill, Staples' effective tax rate would have been 42.1% for the six months ended August 1, 1998.

Liquidity and Capital Resources

   Staples manages most finance activities on a centralized, consolidated basis. These activities include the investment of surplus cash, the issuance, repayment and repurchase of short-term and long-term debt, and the issuance and repurchase of common stock. Staples currently attributes each incurrence or issuance of external debt, and the proceeds thereof, to Staples Group and will continue to do so in the future unless the Board determines otherwise. Whenever Staples.com Group holds cash, Staples.com Group will normally, but will not be obligated to, transfer that cash to Staples Group. Conversely, whenever Staples.com Group has a cash need, Staples Group will normally, but will not be obligated to, fund that cash need. The Board will determine, in its sole discretion, whether either group will provide any particular funds on any particular occasion to the other group, but will not be obligated to cause such cash transfers.

   All cash transfers from one group to or for the account of the other group (other than transfers in return of assets or services rendered or transfers in respect of Staples Group's retained interest that correspond to dividends paid on Staples.com Stock), will be accounted for as inter-group revolving credit advances unless:

  . the Board determines that a given transfer, or type of transfer, should be accounted for as a long-term loan,

  . the Board determines that a given transfer or type of transfer, should be accounted for as a capital contribution increasing Staples Group's retained interest in Staples.com Group,

  . the Board determines that a given transfer, or type of transfer, should be accounted for as a return of capital reducing Staples Group's retained interest in Staples.com Group.

   There are no specific criteria to determine when Staples Group will account for a cash transfer as a long-term loan, a capital contribution or a return of capital rather than an inter-group revolving credit advance. The Board would make such a determination based on its judgment at the time of such transfer, or at the time of the first of such type of transfer, based upon all relevant circumstances. Factors the Board would consider include:

  .  the current and projected capital structure of each group,

  .  the relative levels of internally generated funds of each group,

  .  the financing needs and objectives of the recipient group,

  . the investment objectives of the transferring group, the availability, cost and time associated with the alternative financing sources and prevailing interest rates and general economic conditions.

   Any cash transfer accounted for as an inter-group revolving credit advance will bear interest at a rate at which the Board, in its sole discretion, determines Staples Group could borrow such funds on a revolving credit basis. Any cash transfer accounted for as a long-term loan will have interest rate, amortization, maturity, redemption and other terms that generally reflect the then prevailing terms on which the Board, in its sole discretion, determines Staples could borrow such funds.

   Any cash transfer from Staples Group to Staples.com Group, or for Staples.com Group's account, accounted for as a capital contribution will correspondingly increase Staples.com Group's equity and Staples Group's retained interest in Staples.com Group. As a result, the number of shares issuable with respect to Staples Group's retained interest in Staples.com Group will increase by the amount of such capital contribution divided by the market value of Staples.com Stock on the date of transfer. Any cash transfer from Staples.com Group to Staples Group, or for Staples Group's account, accounted for as a return of capital will correspondingly reduce Staples.com Group's equity and Staples Group's retained interest in Staples.com Group. As a result, the number of shares issuable with respect to Staples Group's retained interest in Staples.com Group will decrease by the amount of such return of capital divided by the market value of Staples.com Stock on the date of transfer.

   As a result of the cash management policies in place between Staples Group and the Staples.com Group, Staples.com Group is heavily dependent on Staples Group for its continued funding. Accordingly, Staples Group's liquidity could be adversely affected by the liquidity needs of Staples.com Group.

   Staples Group has traditionally used a combination of cash generated from operations and debt or equity offerings to fund its expansion and acquisition activities. Staples Group has also utilized its revolving credit facility to support various growth initiatives.

   Staples Group opened 174 stores, 130 stores, and 115 stores in the years January 30, 1999, January 31, 1998 and February 1, 1997, respectively, and closed three stores in the fiscal year ended January 30, 1999 and one store in each of the fiscal years ended January 31, 1998 and February 1, 1997. In addition, in the fiscal year ended January 31, 1998, 56 stores were added as a result of the acquisition of Staples UK and Staples Germany. Staples Group opened 96 stores and 89 stores during the six months ended July 31, 1999 and August 1, 1998, respectively. During the six months ended August 1, 1998 one store was closed. To the extent that the store base matures and becomes more profitable, cash generated from store operations is expected to provide a greater portion of funds required for new store inventories and other working capital requirements. Sales generated by the contract stationer business segment and certain direct mail customers are made under regular credit terms, which requires that Staples Group carry its own receivables from these sales. As Staples Group expands its contract and direct mail businesses worldwide, it anticipates that its accounts receivable portfolio will grow. Receivables from Staples Group's vendors under rebate, cooperative advertising and marketing programs are a significant percentage of its total receivables and tend to fluctuate somewhat seasonally. Staples Group also utilized capital equipment financings to fund current working capital requirements. During the year ended January 30, 1999, Staples Group paid approximately $14,000,000 of mortgages in full on five distribution centers acquired from Quill.

   As of January 30, 1999, cash, cash equivalents, and short-term investments totaled $375,421,000, a decrease of $11,569,000 from the January 31, 1998 balance of $386,990,000. The principal sources of funds were primarily cash from operations, including an increase in accounts payable and accrued expenses of $273,195,000, which financed the increase in merchandise inventory of $211,052,000 related to new store openings, expanded product assortment and improvements in in-stock levels. These sources were offset by the acquisition of property and equipment of $321,236,000 and cash used in the acquisition of Quill of $48,102,000.

   During the six months ended July 31, 1999, cash, cash equivalents decreased by $357,993,000. This decrease was primarily attributable to cash used in investing activities of $289,867,000, including cash used in the acquisition of Staples Communications (formerly Claricom Holdings, Inc.) of $137,625,000 and the acquisition of property and equipment of $145,897,000, primarily for the 96 new stores opened; as well as cash used in operating activities of $84,008,000, which includes an increase in merchandise inventories of $170,321,000 and an increase in accounts receivable of $136,723,000. Cash provided by financing activities of $15,655,000 includes $68,658,000 of net borrowings and $25,243,000 of proceeds from sales of capital stock for the exercise of stock options and the employee stock purchase plan offset by treasury stock purchases of $78,246,000.

   Staples Group expects to open approximately 75 stores during the last two quarters of fiscal 1999. Staples Group estimates that its cash requirements, including pre-opening expenses, inventory, leasehold improvements and fixtures, will be approximately $1,400,000 for each new store (excluding the cost of any acquisitions of lease rights). Accordingly, Staples Group expects to use approximately $105,000,000 for store openings during this period. In December 1998, Staples Group committed to a plan to close and relocate stores which cannot be expanded and upgraded to its current store model. Lease agreements for the relocation sites will be executed during fiscal year 1999 and the stores will be closed and relocated during fiscal years 1999 and 2000.

   During the six months ended July 31, 1999, Staples began a stock repurchase program intended to provide shares for employee stock programs. Staples expects to repurchase approximately 6,000,000 shares of Staples common stock annually and has authorized up to $200,000,000 to be used in fiscal 1999 for these repurchases. During the six months ended July 31, 1999, Staples repurchased 2,321,000 shares for approximately $68,962,000 under this program and 309,000 shares for approximately $9,284,000 from employees upon exercise of PARS. In addition, during the quarter ended July 31, 1999, Staples entered into an equity forward purchase agreement to hedge against stock price fluctuations for the repurchase of its common stock in connection with the annual stock option grant to employees and directors. Under the agreement, Staples must purchase 2,600,000 shares at an average price of $30.263 or $78,684,000.

   Staples Group also plans to continue to make investments in information systems, distribution centers and store remodeling to improve operational efficiencies and customer service, and may expend additional funds to acquire businesses or lease rights from tenants occupying retail space that is suitable for a Staples store.

Staples Group expects to meet these cash requirements through a combination of operating cash flow and borrowings from our existing revolving line of credit. In February 1999, Staples Group completed the acquisition of Claricom Holdings, Inc. and certain related entities for a purchase price of approximately $140,000,000.

   On August 12, 1997, Staples Group issued $200,000,000 of 7.125% senior notes with interest payable semi-annually on February 15 and August 15 of each year commencing on February 15, 1998. Net proceeds of approximately $198,000,000 from the sale of the senior notes were used for repayment of indebtedness under Staples Group revolving credit agreement and for general working capital purposes, including the financing of new store openings, distribution facilities and corporate offices.

   Staples Group also maintains a revolving credit facility, effective through November 2002, with a syndicate of banks which provides up to $350,000,000 of available borrowings. Borrowings made pursuant to this facility will bear interest at either the lead bank's prime rate, the federal funds rate plus 0.50%, the LIBOR rate plus a percentage spread based upon certain defined ratios, a competitive bid rate or a swing line loan rate. This agreement, among other conditions, contains certain restrictive covenants, including net worth maintenance, minimum fixed charge interest coverage and limitations on indebtedness and sales of assets.

   As of July 31, 1999, $60,000,000 of borrowings was outstanding under the revolving credit agreement. Staples Group also has available $35,000,000 in other uncommitted, short-term bank credit lines, of which no borrowings were outstanding as of July 31, 1999. Staples UK has a $50,000,000 line of credit which had an outstanding balance of $41,433,000 at July 31, 1999 and Business Depot has a $16,610,000 line of credit which had no outstanding balance at July 31, 1999. Total short-term investments and available revolving credit amounts totaled $351,429,000 as of July 31, 1999.

   Staples Group expects that income from operations, together with its current short-term investments and funds available under our revolving credit facility will be sufficient to fund its planned store openings, meet the cash needs of the Staples.com Group and other recurring operating cash needs for at least the next twelve to eighteen months. Staples Group continually evaluates financing possibilities, and it may seek to raise additional funds through any one or a combination of public or private debt or equity-related offerings, depending on market conditions, or through an additional commercial bank debt arrangement.

Inflation and Seasonality

   While neither inflation nor deflation has had, and Staples Group does not expect either to have, a material impact upon operating results, there can be no assurance that its businesses will not be affected by inflation or deflation in the future. Staples Group believes that its businesses are somewhat seasonal, with sales and profitability slightly lower during the first and second quarters of the fiscal year.

Future Operating Results

   This document includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these forward-looking statements by the use of the words "believes", "anticipates", "plans", "expects", "may", "will", "would", "intends", "estimates" and other similar expressions, whether in the negative or affirmative. Staples Group cannot guarantee that it actually will achieve these plans, intentions or expectations disclosed in the forward looking statements Staples Group makes. Staples Group has included important factors in the cautionary statements below that it believes could cause its actual results to differ materially from the forward-looking statements that Staples Group makes. The forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. Staples Group does not assume any obligation to update any forward-looking statement it makes.

   Staples' market is highly competitive and Staples Group may not continue to compete successfully. Staples competes in a highly competitive marketplace with a variety of retailers, dealers and distributors. In most of Staples Group's geographic markets, it competes with other high-volume office supply chains, such as Office Depot, OfficeMax and Office World, that have store formats, pricing strategies and product selections that are similar to Staples. Staples Group also competes with mass merchants, such as Wal-Mart, warehouse clubs, computer and electronic superstores, and other discount retailers. In addition, Staples Group's retail stores and delivery and contract businesses compete with numerous mail order firms, contract stationer businesses and direct manufacturers. Many of Staples Group's competitors, including Office Depot, OfficeMax and Wal-Mart, have in recent years significantly increased the number of stores they operate within Staples Group's markets. Some of Staples Group's current and potential competitors are larger than Staples and have substantially greater financial resources. It is possible that increased competition or improved performance by Staples Group's competitors may reduce Staples Group's market share, may force Staples Group to charge lower prices than it otherwise would, and may adversely affect Staples Group's business and financial performance in other ways.

   Staples Group may be unable to continue to successfully open new stores. An important part of Staples Group's business plan is to aggressively increase the number of our stores. Staples Group opened 174 stores in the United States, Canada and Europe in fiscal 1998 and plans to open approximately 170 new stores in fiscal 1999. For Staples Group's growth strategy to be successful, it must identify and lease favorable store sites, hire and train employees and adapt its management and operational systems to meet the needs of its expanded operations. These tasks may be difficult to accomplish successfully. If Staples Group is unable to open new stores as quickly as planned, its future sales and profits could be materially adversely affected. Even if Staples Group succeeds in opening new stores, these new stores may not achieve the same sales or profit levels as Staples Group's existing stores. Also, Staples Group's expansion strategy includes opening new stores in markets where it already has a presence so it can take advantage of economies of scale in marketing, distribution and supervision costs. However, these new stores may result in the loss of sales in existing stores in nearby areas.

   Staples Group's quarterly operating results are subject to significant fluctuation. Staples Group's operating results have fluctuated from quarter to quarter in the past, and it expects that they will continue to do so in the future. Staples Group's earnings may not continue to grow at rates similar to the growth rates achieved in recent years and may fall short of either a prior fiscal period or investors' expectations. Factors that could cause these quarterly fluctuations include the following:

  . the number of new store openings, primarily because Staples Group expenses pre-opening expenses as they are incurred and newer stores are less profitable than mature stores;

  . the extent to which sales in new stores result in the loss of sales in existing stores;

  .  the mix of products sold;

  .  pricing actions of competitors;

  .  the level of advertising and promotional expenses;

  . seasonality, primarily because the sales and profitability of our stores are typically slightly lower in the first and second quarter of our fiscal year than in other quarters; and

  .  charges associated with acquisitions.

   Most of Staples Group's operating expenses, such as rent expense, advertising expense and employee salaries, do not vary directly with the amount of Staples Group's sales and are difficult to adjust in the short term. As a result, if sales in a particular quarter are below Staples Group's expectations for that quarter, it may not be able to proportionately reduce operating expenses for that quarter, and therefore this sales shortfall would have a disproportionate effect on Staples Group's net income for the quarter.

   The market price of Staples Group's common stock is based in large part on professional securities analysts' expectations that its business will continue to grow and that it will achieve certain levels of net income. If Staples Group's financial performance in a particular quarter does not meet the expectations of securities analysts, this may adversely affect the views of those securities analysts concerning Staples Group's growth potential and future financial performance. If the securities analysts that regularly follow Staples Group's common stock lower their rating of the common stock or lower their projections for Staples Group's future growth and financial performance, the market price of its common stock is likely to drop significantly. In addition, in those circumstances the decrease in Staples Group's common stock price would probably be disproportionate to the shortfall in financial performance.

   Staples Group's rapid growth may continue to strain its operations, which could adversely affect its business and financial results. Staples Group's business, including sales, number of stores and number of employees, has grown dramatically over the past several years. In addition, Staples Group has acquired a number of significant companies in the last few years and may make additional acquisitions in the future. This growth has placed significant demands on Staples Group's management and operational systems. If Staples Group is not successful in upgrading its operational and financial systems, expanding its management team and increasing and effectively managing its employee base, this growth is likely to result in operational inefficiencies and ineffective management of Staples Group's business and employees, which will in turn adversely affect Staples Group's business and financial performance.

   Staples Group's international operations may not become profitable. Staples Group currently operates in international markets through The Business Depot Ltd. in Canada, Staples UK in the United Kingdom and Staples Deutschland in Germany. Staples Group has signed a definitive agreement to acquire three European companies with operations in Germany, the Netherlands and Portugal. Staples Group's consolidated European operations are currently unprofitable, and Staples Group cannot guarantee that they will become profitable. Staples Group may seek to expand further into other international markets in the future. Staples Group's foreign operations encounter risks similar to those faced by our US stores, as well as risks inherent in foreign operations, such as local customs and competitive conditions and foreign currency fluctuations.

   Staples Group may be unable to obtain adequate future financing. It is possible that Staples Group will require additional sources of financing earlier than it anticipates, as a result of unexpected cash needs or opportunities, and expanded growth strategy or disappointing operating results. Additional funds may not be available on satisfactory terms when needed, or at all, whether in the next twelve to eighteen months or thereafter.

   For a discussion of other factors that may affect results, see "Risk Factors" included in the Proxy Statement.

Year 2000 Readiness Disclosure

   Staples Group has completed a comprehensive assessment of its internal computer systems and applications, including those attributable to either group, to identify those that might be affected by computer programs using two digits rather than four to define the applicable year (the "Year 2000 issue"). Staples Group has used internal personnel as well as external contractors and consultants to identify those systems and applications which are affected by the Year 2000 issue. Those systems and applications identified as needing remediation have been or will be replaced or modified and tested for compliance. Remediation of the most critical Information Technology (IT) related systems and applications was completed on schedule during the first quarter of 1999, and anticipated individual application testing was completed during the second quarter of 1999. These systems include Merchandising/Logistics, Distribution, Store Point of Sale, and Corporate Finance. The remediation of the less critical IT systems was also completed during the second quarter of 1999. These systems and applications include Marketing Systems and Non-Mission Critical Desktop Applications. Testing of these less critical IT systems and full "end to end" testing of Staples Group's most critical systems is expected to be finished during the third quarter of 1999.

   Staples Group has also finished its assessment of non-IT related systems and applications. The non-IT related systems and applications include but are not limited to telephone systems, store security systems and electrical systems. The remediation of these systems was completed during the first quarter of 1999 and testing will be completed during the third quarter of 1999. Assessment regarding the status of third parties' Year 2000 compliance continues to be ongoing and may carry into early 2000. Staples Group is also working with third parties, primarily major vendors but also customers, to ensure that they will be Year 2000 compliant as Staples Group's schedule requires. Responses have been received from the majority of vendors, but not all vendors have assured Staples Group that they will be compliant in time. As a contingency, alternative lists of third party vendors have been created in case a critical third party does not achieve compliance. Staples Group has completed its enterprise wide inventory review and has completed a comprehensive risk assessment relative to vendor provided products, devices and/or services. Due diligence and monitoring with respect to vendors with the greatest impact on Staples Group is scheduled to be performed on a continuous basis throughout 1999.

   Staples Group estimated that the total cost of Year 2000 compliance will be between $25 and $30 million, $24 million of which had been spent as of July 31, 1999. Most of the costs to be incurred are related to remediation and testing of software using outside contracted services. The costs of compliance have been included in Staples Group's current 1999 IT budgets. The inclusion of Year 2000 compliance has not caused any critical IT projects to be delayed or eliminated.

   Staples Group is currently preparing a "what steps to follow" contingency plan in the event that an area of its operations is impacted by the Year 2000 issue. A formal plan will be adopted if it becomes more evident that there will be an area of non-compliance in Staples Group's systems or at a critical third party. Staples Group is developing these procedures for all of its sites and listing those to contact in the event a "Year 2000 suspected" issue is encountered. Although Staples Group expects to achieve Year 2000 compliance as scheduled, there are potential risks if it does not become, or is late in becoming, Year 2000 compliant. Such risks include impairing Staples Group's ability to process and deliver customer orders and payments, procure saleable merchandise, and perform other critical business functions which could have a material impact on financial performance. Staples Group has yet to analyze the effect that an instance of critical non-compliance by it or a third party would have on revenues and expenses since a worst case scenario has not been identified. Further, there is also the risk that claims may be made against Staples Group in the event of our non-compliance or the non-compliance of the products and services which it sells. The costs of defending and settling such claims could have a material impact on Staples Group's financial statements. As of July 31, 1999, each Staples point of customer contact (stores, call centers and customer service) has access to a "Year 2000 Preparedness Guide" for its customers so Staples Group can be proactive in assisting them with vendor contacts to answer their Year 2000 questions.

   The information presented above is based on management's estimates which were made using assumptions of future events. Uncontrollable factors such as the compliance of the systems of third parties and the availability of resources could materially increase the cost or delay the estimated date of Year 2000 compliance. All Year 2000 statements contained herein are designated as "Year 2000 Readiness Disclosures" pursuant to the Year 2000 Information and Readiness Disclosures Act (P.L. 105-271).

Euro Currency

   On January 1, 1999, participating member countries of the European Union established fixed conversion rates between their existing currencies and the European Union's common currency ("the euro"). The former currencies of the participating countries are scheduled to remain legal tender as denominations of the euro until January 1, 2002 when the euro will be adopted as the sole legal currency.

   Staples Group has evaluated the potential impact on its business, including the ability of its information systems to handle euro-denominated transactions and the impact on exchange costs and currency exchange rate risks. Based on the results of this evaluation, Staples Group does not expect the conversion to the euro to have a material impact on its operations or financial position.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Staples, Inc.

   We have audited the accompanying combined balance sheets of Staples The Office Superstore Group (as described in Notes A and C) as of January 30, 1999 and January 31, 1998, and the related combined statements of income, group equity, and cash flows for each of the three years in the period ended January 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the 1996 and 1997 financial statements of Quill Corporation, a wholly owned subsidiary, which statements reflect 6% of total assets as of January 31, 1998 and 22% and 27% of net income of Staples The Office Superstore Group for the years ended January 31, 1998 and February 1, 1997, respectively. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to data included in Staples The Office Superstore Group as it relates to Quill Corporation is based solely on the report of the other auditors.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, based on our audits and, for 1996 and 1997, the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Staples The Office Superstore Group at January 30, 1999 and January 31, 1998 and the results of its operations and its cash flows for each of the three years in the period ended January 30, 1999 in conformity with generally accepted accounting principles.

   As more fully described in Notes A and C to these financial statements, Staples The Office Superstore Group is a business group of Staples, Inc., accordingly, the combined financial statements of Staples The Office Superstore Group should be read in conjunction with the audited financial statements of Staples, Inc.

                                          Ernst & Young LLP

Boston, Massachusetts
September 21, 1999

                      STAPLES THE OFFICE SUPERSTORE GROUP

                            COMBINED BALANCE SHEETS
                         (Dollar Amounts in Thousands)

                                                         January 30, January 31,
                                                            1999        1998
                                                         ----------- -----------
                         ASSETS
Current Assets:
  Cash and cash equivalents............................. $  357,993  $  381,088
  Short-term investments................................     17,428       5,902
  Merchandise inventories...............................  1,340,432   1,124,642
  Receivables, net......................................    221,836     203,143
  Deferred income taxes.................................     75,261      33,108
  Prepaid expenses and other current assets.............     50,117      38,257
                                                         ----------  ----------
    Total current assets................................  2,063,067   1,786,140
Property and Equipment:
  Land and buildings....................................    231,378     150,947
  Leasehold improvements................................    372,451     292,128
  Equipment.............................................    399,153     304,177
  Furniture and fixtures................................    239,755     173,711
                                                         ----------  ----------
    Total property and equipment........................  1,242,737     920,963
  Less accumulated depreciation and amortization........    403,462     310,701
                                                         ----------  ----------
    Net property and equipment..........................    839,275     610,262
Other Assets:
  Retained interest in Staples.com Group................      1,962         --
  Lease acquisition costs, net of amortization..........     75,127      43,244
  Investments...........................................        --       16,450
  Goodwill, net of amortization.........................    148,201     139,753
  Deferred income taxes.................................     28,735      15,451
  Other.................................................     22,814      27,562
                                                         ----------  ----------
    Total other assets..................................    276,839     242,460
                                                         ----------  ----------
                                                         $3,179,181  $2,638,862
                                                         ==========  ==========
              LIABILITIES AND GROUP EQUITY
Current Liabilities:
  Accounts payable...................................... $  794,427  $  672,956
  Accrued expenses and other current liabilities........    438,226     266,023
  Debt maturing within one year.........................     32,594      43,501
                                                         ----------  ----------
    Total current liabilities...........................  1,265,247     982,480
Long-Term Debt..........................................    205,015     218,959
Other Long-Term Obligations.............................     52,033      42,803
Convertible Debentures..................................        --      300,000
Minority Interest.......................................        --          135
Group Equity............................................  1,656,886   1,094,485
                                                         ----------  ----------
                                                         $3,179,181  $2,638,862
                                                         ==========  ==========

                    See notes to group financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                         COMBINED STATEMENTS OF INCOME
                         (Dollar Amounts in Thousands)

                                                    Fiscal Year Ended
                                             ----------------------------------
                                              January     January     February
                                                30,         31,          1,
                                                1999        1998        1997
                                             ----------  ----------  ----------
Sales......................................  $7,106,303  $5,728,439  $4,493,554
Cost of goods sold and occupancy costs.....   5,384,202   4,374,915   3,433,318
                                             ----------  ----------  ----------
  Gross profit.............................   1,722,101   1,353,524   1,060,236

Operating and other expenses:
  Operating and selling....................     990,239     807,880     628,423
  Pre-opening..............................      13,836       9,443       8,299
  General and administrative...............     299,187     225,001     175,621
  Amortization of goodwill.................       3,739       3,581       2,291
  Merger-related and integration costs.....      41,000      29,665         --
  Store closure charge.....................      49,706         --          --
  Interest and other expense, net..........      17,342      21,947      22,959
                                             ----------  ----------  ----------
    Total operating and other expenses.....   1,415,049   1,097,517     837,593
                                             ----------  ----------  ----------

Income before equity in loss of affiliates,
 retained interest and income taxes........     307,052     256,007     222,643
Equity in loss of affiliates...............         --       (5,953)    (11,073)
Loss related to retained interest in
 Staples.com Group.........................        (487)       (300)       (207)
                                             ----------  ----------  ----------

    Income before income taxes.............     306,565     249,754     211,363
Income tax expense.........................     121,330      81,924      66,621
                                             ----------  ----------  ----------
    Net income before minority interest....     185,235     167,830     144,742
  Minority interest........................         135          84         --
                                             ----------  ----------  ----------
    Net income.............................  $  185,370  $  167,914  $  144,742
                                             ==========  ==========  ==========

Pro forma:
  Historical net income....................  $  185,370  $  167,914  $  144,742
  Provision for income taxes on previously
   untaxed earnings of pooled S-Corporation
   income..................................       1,814      14,786      15,329
                                             ----------  ----------  ----------
    Pro forma net income...................  $  183,556  $  153,128  $  129,413
                                             ==========  ==========  ==========

                    See notes to group financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                      COMBINED STATEMENTS OF GROUP EQUITY
                         (Dollar Amounts in Thousands)

         For the Fiscal Years Ended January 30, 1999, January 31, 1998,
                              and February 1, 1997

                                                       Group     Comprehensive
                                                       Equity       Income
                                                     ----------  -------------
Balances at February 3, 1996........................ $  712,141

Net income for the year.............................    144,742     144,742
Other comprehensive income..........................      1,914       1,914
Issuance of common stock for stock options
 exercised..........................................     13,729
Tax benefit on exercise of options..................     16,773
Dividends to shareholders of acquired S-Corp........    (24,908)
Sale of common stock under Employee Stock Purchase
 Plan...............................................      8,980
Contribution of common stock to Employees' 401(k)
 Savings Plan.......................................      1,998
Other equity changes, net...........................        454
                                                     ----------    --------

Balances at February 1, 1997........................ $  875,823    $146,656
                                                     ==========    ========

Net income for the year.............................    167,914     167,914
Other comprehensive income..........................     (9,132)     (9,132)
Issuance of common stock for stock options
 exercised..........................................     32,183
Tax benefit on exercise of options..................     32,873
Dividends to shareholders of acquired S-Corp........    (25,175)
Sale of common stock under Employee Stock Purchase
 Plan...............................................     10,499
Issuance of Performance Accelerated Restricted
 Stock..............................................      7,182
Contribution of common stock to Employees' 401(k)
 Savings Plan.......................................      2,318
                                                     ----------    --------
Balances at January 31, 1998........................ $1,094,485    $158,782
                                                     ==========    ========


Net income for the year.............................    185,370     185,370
Other comprehensive income..........................     (2,409)     (2,409)
Issuance of common stock for conversion of
 debentures, net of interest and deferred charges...    298,533
Issuance of common stock for stock options
 exercised..........................................     50,123
Tax benefit on exercise of options..................     74,157
Dividends to shareholders of acquired S-Corp........    (15,904)
Purchase and retirement of S-Corp shares............    (48,102)
Sale of common stock under Employee Stock Purchase
 Plan...............................................     13,210
Issuance of Performance Accelerated Restricted
 Stock..............................................     10,654
Purchase of treasury shares.........................     (7,892)
Contribution of common stock to Employees' 401(k)
 Savings Plan.......................................      3,288
Other equity changes, net...........................      1,373
                                                     ----------    --------
Balances at January 30, 1999........................ $1,656,886    $182,961
                                                     ==========    ========

                    See notes to group financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                       COMBINED STATEMENTS OF CASH FLOWS
                         (Dollar Amounts in Thousands)

                                                    Fiscal Year Ended
                                           -----------------------------------
                                           January 30, January 31, February 1,
                                              1999        1998        1997
                                           ----------- ----------- -----------
Operating Activities:
 Net income..............................   $ 185,370   $ 167,914  $   144,742
 Adjustments to reconcile net income to
  net cash provided by (used in)
  operating activities:
 Minority interest.......................        (135)        (84)         --
 Retained interest in loss of Staples.com
  Group..................................         487         300          207
 Depreciation and amortization...........      99,149      90,714       61,497
 Merger-related and integration costs....      41,000      29,665          --
 Store closure charge....................      49,706         --           --
 Expense from 401K and PARS stock
  contribution...........................      12,764      10,409        2,715
 Equity in loss of affiliates............         --        5,953       11,073
 Deferred income taxes
  (benefit)/expense......................     (55,569)      3,877        3,137
 Change in assets and liabilities, net of
  companies acquired using purchase
  accounting:
  Increase in merchandise inventories....    (211,052)   (227,076)    (171,593)
  Decrease (increase) in receivables.....     (15,993)     17,569      (41,905)
  Increase in prepaid expenses and other
   assets................................      (8,806)     (5,026)      (7,026)
  Increase in accounts payable, accrued
   expenses and other current
   liabilities...........................     273,195     293,831      179,803
  Increase in other long-term
   obligations...........................       9,597       5,074        6,303
                                            ---------   ---------  -----------
                                              194,343     225,206       44,211
                                            ---------   ---------  -----------
 Net cash provided by operating
  activities.............................     379,713     393,120      188,953
Investing Activities:
 Acquisition of property and equipment...    (321,236)   (190,659)    (212,007)
 Acquisition of businesses, net of cash
  acquired...............................     (13,500)    (79,325)         --
 Proceeds from sales and maturities of
  short-term investments.................      10,338      13,618        8,800
 Purchase of short-term investments......     (22,913)     (4,500)      (9,595)
 Proceeds from sales and maturities of
  long-term investments..................      18,995         265          --
 Purchase of long-term investments.......      (2,545)     (5,714)     (10,036)
 Capital contribution to Staples.com
  Group..................................      (2,449)        --           --
 Investment in affiliates................         --       (4,088)     (18,836)
 Acquisition of lease rights.............     (37,182)     (2,717)      (5,534)
 Other...................................       1,208     (11,998)       2,657
                                            ---------   ---------  -----------
 Net cash used in investing activities...    (369,284)   (285,118)    (244,551)
Financing Activities:
 Proceeds from sale of capital stock.....      63,996      48,043       21,773
 Proceeds from borrowings................     392,261     965,921    1,171,174
 Payments on borrowings..................    (417,323)   (830,018)  (1,120,670)
 Purchase of dissenting shareholder S-
  Corporation stock......................     (48,102)        --           --
 Purchase of treasury stock..............      (7,892)        --           --
 Dividends to shareholders of acquired S-
  Corp...................................     (15,904)    (25,175)     (24,908)
                                            ---------   ---------  -----------
 Net cash (used in) provided by financing
  activities.............................     (32,964)    158,771       47,369
 Effect of exchange rate changes on
  cash...................................        (560)     (2,720)         643
                                            ---------   ---------  -----------
Net (decrease) increase in cash and cash
 equivalents.............................     (23,095)    264,053       (7,586)
Cash and cash equivalents at beginning of
 period..................................     381,088     117,035      124,621
                                            ---------   ---------  -----------
Cash and cash equivalents at end of
 period..................................   $ 357,993   $ 381,088  $   117,035
                                            =========   =========  ===========

                    See notes to group financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE A Basis of Presentation

   These combined financial statements and notes to combined financial statements of Staples The Office Superstore Group ("Staples Group") should be read in conjunction with the audited consolidated financial statements and Annual Report on Form 10K of Staples, Inc. ("Staples" or the "Company") for the year ended January 30, 1999 and the combined financial information of Staples.com Group contained in this proxy statement. The combined financial statements of Staples Group include the balance sheets, statements of income, cash flows and group equity of Staples' retail stores, catalog businesses and contract stationer businesses. The Staples Group combined financial statements also include its retained interest in Staples.com Group, currently 100%.

   The stockholders of Staples, Inc. are scheduled to vote on a proposal (the "Tracking Stock Proposal") to amend Staples, Inc.'s certificate of incorporation to (i) authorize the issuance of a new series of common stock, to be designated as Staples.com Group common stock ("Staples.com Stock"), intended to reflect the performance of Staples.com Group, the Company's e-commerce business division, (ii) increase the aggregate number of authorized shares of common stock that the Company may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Group common stock ("Staples Stock") and 150,000,000 shares of Staples.com Stock, and (iii) re-classify Staples existing common stock as Staples Stock, intended to reflect the performance of Staples Group, which consists of all of the Company's other businesses and a retained interest in Staples.com Group.

   Staples Group currently has a 100% retained interest in Staples.com Group. The Company expects to issue additional shares of Staples.com Stock in one or more private or public financings within twelve months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group. The effect of the financings on the retained interest percentage and the outstanding interest percentage would depend upon the number of shares of Staples.com Stock sold and whether the Company elects to attribute the net proceeds of such financing to the equity of Staples.com Group or to Staples Group in respect of its retained interest. The book value associated with Staples Group's retained interest in Staples.com Group will be increased proportionately for net income (or decreased proportionately for net loss) of Staples.com Group.

   In order to prepare separate financial statements for Staples Group and Staples.com Group, the Company has allocated, for financial reporting purposes, all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. Thus, the combined financial statements of Staples Group and Staples.com Group, taken together, comprise all of the accounts included in the corresponding consolidated financial statements of Staples. Staples Group's combined financial statements reflect the application of certain cash management and allocation policies adopted by the Board of Directors of Staples (the "Board"). These policies are summarized in Note C under "Corporate Activities." Staples Group's combined financial statements include the financial position, statements of income, cash flows of Staples Group and the effects of a 100 percent retained interest in Staples.com Group on the statements of income, balance sheets and statements of cash flows. These financial statements do not represent Staples primary financial statement presentation, these group financial statements are not intended to represent a complete set of general purpose financial statements.

   Allocation and related party transaction policies adopted by the Board can be rescinded or amended at the sole discretion of the Board without approval by the stockholders, although no such changes are currently contemplated. Any such changes adopted by the Board would be made in its good faith business judgement of the Company's best interests, taking into consideration the interests of all stockholders.

                      STAPLES THE OFFICE SUPERSTORE GROUP

   If the Tracking Stock Proposal is approved by the stockholders and implemented by the Board, the Company will provide to the holders of both Staples Stock and Staples.com Stock separate financial statements, management's discussion and analysis of the results of operations and financial condition, and other relevant information for Staples Group and Staples.com Group, as well as consolidated financial information of the Company. Even though Staples has allocated all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group, holders of Staples Stock will continue to be common stockholders of Staples and, as such, will be subject to the risks associated with an investment in Staples and all of its businesses, assets and liabilities. Assets attributed to one group are subject to the liabilities of the other group, whether such liabilities arise from lawsuits, contracts or indebtedness attributed to the other group. Holders of Staples Stock and Staples.com Stock will not have any legal rights related to specific assets of either group and in any liquidation will receive a fixed share of the net assets of the Company which may not reflect the actual trading prices, if any of the respective groups at such time.

   Financial impacts which occur that affect Staples' consolidated results of operations or financial position could affect the results of operations or financial condition of Staples Group or the market price of Staples Stock. In addition, net losses of Staples.com Group, and any dividends or distributions on, or repurchases of, Staples.com Stock will reduce the assets of Staples legally available for dividends on Staples Stock. Accordingly, financial information for Staples Group should be read in conjunction with the financial information for Staples.com Group and financial information for Staples.

NOTE B Summary of Significant Accounting Policies

   Nature of Operations: Staples Group operates a chain of office supply stores and contract stationer/delivery warehouses throughout North America and in the United Kingdom and Germany. Staples.com Group is the division of Staples that sells product through web-based superstores and portals. Staples Group represents the other businesses of Staples, including its retail stores, catalog businesses and contract stationer businesses.

   Fiscal Year: Staples Group's fiscal year is the 52 or 53 weeks ending the Saturday closest to January 31. Fiscal years 1998, 1997 and 1996, consisted of the 52 weeks ended January 30, 1999, January 31, 1998 and February 1, 1997 respectively. As more fully described in Note N, the statements of income combine Staples Group's historical operating results for the fiscal years with the corresponding Quill Corporation ("Quill") operating results for the calendar years ended December 31, 1997 and 1996. Accordingly, to conform fiscal years for 1998, an adjustment for Quill's operating results for January 1998 was made to group equity.

   Use of Estimates: The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

   Cash Equivalents: Staples Group considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

   Short-Term Investments: Staples Group's securities are classified as available for sale and consist principally of high-grade state and municipal securities having an original maturity of more than three months. The investments are carried at fair value, with the unrealized holding gains and losses reported as a component of Staples Group's equity. The cost of securities sold is based on the specific identification method. No individual issue in the portfolio constitutes greater than one percent of the total assets of Staples Group.

                      STAPLES THE OFFICE SUPERSTORE GROUP

   Merchandise Inventories: Merchandise inventories are valued at the lower of weighted-average cost or market.

   Receivables: Receivables relate principally to amounts due from vendors under various incentive and promotional programs and trade receivables financed under regular commercial credit terms. Concentrations of credit risk with respect to trade receivables are limited due to Staples Group's large number of customers and their dispersion across many industries and geographic regions.

   Advertising: Staples Group expenses the production costs of advertising the first time the advertising takes place, except for the direct-response advertising, which is capitalized and amortized over its expected period of future benefits. Direct-response advertising consists primarily of the direct catalog production costs. The capitalized costs of the advertising are amortized over the six month period following the publication of the catalog in which it appears. Direct catalog production costs included in prepaid and other assets totaled $9,854,000 at January 30, 1999 and $7,667,000 at January 31, 1998. Total advertising and marketing expense was $355,333,000, $288,341,000, and $220,872,000 for the years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively.

   Property and Equipment: Property and equipment are recorded at cost. Depreciation and amortization, which includes the amortization of assets recorded under capital lease obligations, are provided using the straight-line method over the estimated useful lives of the assets or the terms of the respective leases. Depreciation and amortization periods are as follows:

            Buildings.......... 40 years
            Leasehold
             improvements...... 10 years or term of lease
            Furniture and
             fixtures.......... 5 to 10 years
            Equipment.......... 3 to 10 years

   Lease Acquisition Costs: Lease acquisition costs are recorded at cost and amortized on the straight-line method over the respective lease terms, including option renewal periods if renewal of the lease is probable, which range from 5 to 40 years. Accumulated amortization at January 30, 1999 and January 31, 1998 totaled $24,674,000 and $19,483,000, respectively.

   Retained Interest in Staples.com Group: Staples Group currently has a 100% retained interest in Staples.com Group. The Company expects to issue additional shares of Staples.com Stock in one or more private or public financings within twelve months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group. The effect of the financings on the retained interest percentage and the outstanding interest percentage would depend upon the number of shares of Staples.com Stock sold and whether we elect to attribute the net proceeds of such financing to the equity of Staples.com Group or to Staples Group in respect of its retained interest.

   Staples Group accounts for its investment in Staples.com Group in a manner similar to the method prescribed under APB No. 18, "The Equity Method of Accounting for Investments in Common Stock." For the purposes of these separate group financial statements, Staples Group's interest in the equity and net income or loss of Staples.com Group has been included in Staples Group's balance sheets and statements of income as "retained interest in Staples.com Group." The amount included in the balance sheets and statements of income as retained interest in Staples.com Group represents Staples Group's proportional interest in the assets and liabilities and revenue and expenses of Staples.com Group. The carrying value of Staples Group's retained interest in Staples.com Group is increased or decreased by Staples Group's proportional interest in the net

                      STAPLES THE OFFICE SUPERSTORE GROUP
income or loss of Staples.com Group. Additionally, if dividends or other distributions are made on Staples.com Group Stock, including deemed dividends in respect of the Staples Group's retained interest in Staples.com Group, an amount representing Staples Group's proportional interest in such distributions would be transferred to Staples Group from Staples.com Group and would reduce the book value of Staples Group's retained interest in Staples.com Group.

   Goodwill: Goodwill arising from business acquisitions is amortized on a straight-line basis over 40 years. Accumulated amortization was $13,053,000 and $10,622,000 as of January 30, 1999 and January 31, 1998, respectively. Management periodically evaluates the recoverability of goodwill, which would be adjusted for a permanent decline in value, if any, as measured by the recoverability from projected future cash flows from the acquired businesses.

   Pre-opening Costs: Pre-opening costs, which consist primarily of salaries, supplies, marketing and occupancy costs, are charged to expense as incurred.

   Private Label Credit Card Receivables: Staples Group offers a private label credit card which is managed by a financial services company. Under the terms of the agreement, Staples Group is obligated to pay fees which approximate the financial institution's cost of processing and collecting the receivables, which are primarily non-recourse to Staples Group.

   Foreign Currency Translation: The assets and liabilities of Staples Group's foreign subsidiaries, The Business Depot Ltd. ("Business Depot"), Staples UK, and Staples Germany, are translated into U.S. dollars at current exchange rates as of the balance sheet date, and revenues and expenses are translated at average monthly exchange rates. The resulting translation adjustments, and the net exchange gains and losses resulting from the translation of investments in Staples Group's foreign subsidiaries during the years ended January 30, 1999, January 31, 1998 and February 1, 1997, are recorded in a separate section of group equity titled "Cumulative foreign currency translation adjustments."

   Stock Option Plans: The Company has adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). As permitted by FAS 123, the Company continues to account for its stock-based plans under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and provides pro forma disclosures of the compensation expense determined under the fair value provisions of FAS 123.

   Earnings Per Share: Historical earnings per share is omitted from the statements of operations since the Staples Stock was not part of the capital structure of the Company for the periods presented. Following the implementation of the Tracking Stock Proposal, basic earnings per share for Staples Group would be computed by dividing the earnings or losses of Staples Group, including Staples Group's retained interest in the earnings or losses of Staples.com Group, by the weighted average number of shares of Staples Stock. Diluted earnings per share will include the effects of applying the treasury stock method to outstanding stock options, performance accelerated restricted stock ("PARS") and derivative instruments.

   Fair Value of Financial Instruments: Pursuant to Statement of Financial Accounting Standards No. 107, "Disclosure About Fair Value of Financial Instruments" ("FAS 107"), Staples Group has estimated the fair value of its financial instruments using the following methods and assumptions:

  --The carrying amount of cash and cash equivalents, receivables and accounts payable approximates fair value;

                      STAPLES THE OFFICE SUPERSTORE GROUP

  -- The fair values of short-term investments and the 4 1/2% Convertible
     Subordinated Debentures are based on quoted market prices;

  -- The carrying amounts of Staples Group's debt approximates fair value, estimated by discounted cash flow analyses based on Staples Group's current incremental borrowing rates for similar types of borrowing arrangements.

   Long-Lived Assets: Staples Group adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of" ("FAS 121"), which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flow estimated to be generated by those assets are less than the assets' carrying amount. Staples Group's policy is to evaluate long-lived assets for impairment at a store level.

   Comprehensive Income: Effective February 1, 1998, Staples Group adopted SFAS No. 130 "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. SFAS 130 requires Staples Group to report comprehensive income which includes net income, foreign currency translation adjustments and unrealized gains and losses on short-term investments, separately in group equity.

   Segment Reporting: Effective February 1, 1998, Staples Group adopted the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("Statement 131"). Statement 131 superseded FASB Statement No. 14, "Financial Reporting for Segments of a Business Enterprise." Statement 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. Statement 131 also establishes standards for related disclosures about products and services, geographic areas, and major customers. The adoption of Statement 131 did not affect the results of operations or financial position, but did affect the disclosure of segment information, see note P.

NOTE C Corporate Activities

   Staples Group's combined financial statements reflect the application of the management and allocation policies adopted by the Board to various corporate activities, as described below:

   Finance Activities: Staples Group manages most finance activities on a centralized, consolidated basis. These activities include the investment of surplus cash, the issuance, repayment and repurchase of short-term and long-term debt, and the issuance and repurchase of common stock. Staples.com Group generally remits its cash receipts to Staples Group, and Staples Group generally funds Staples.com Group's disbursements on a regular basis.

   In the combined financial statements of Staples Group and the combined financial statements of Staples.com Group, (1) all equity transactions, and the proceeds thereof, were attributed to Staples Group, (2) whenever Staples.com Group held cash, that cash was transferred to Staples Group and accounted for as an inter-group revolving credit advance and (3) whenever Staples.com Group had a cash need, that cash need was funded by Staples Group and accounted for as an inter-group revolving credit advance. The inter-group revolving credit arrangement bears interest at a rate at which the Board, in its sole discretion, determines Staples could borrow such funds on a revolving credit basis, which was 6% for the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997. These inter-group balances are settled on a regular basis as

                      STAPLES THE OFFICE SUPERSTORE GROUP
reviewed by the Board. After the date on which shares of Staples.com Stock, or options therefor are first issued, Staples Group intends to continue the above practice of transferring cash to Staples.com Group through an inter-group revolving credit arrangement.

   The Board, at its sole discretion, may elect an alternative financing mechanism between the groups based upon the facts and circumstances.

   Shared Services and Support Activities: The cost of services shared by Staples Group and Staples.com Group, including general and administrative expenses, has been allocated between Staples Group and Staples.com Group based upon the use of such services and the good faith judgment of the Board or management. Where determinations based on use alone were not practical, other methods and criteria were used to provide a reasonable allocation of the cost of shared services, including support activities attributable to the group. Such allocated shared services represent, among other things, financial and accounting services, information system services, certain selling and marketing activities, certain merchandising and replenishment services, transportation and warehouse management services, certain customer service activities, executive management, human resources, legal and corporate planning activities.

   Taxes: Federal income taxes, which are determined on a consolidated basis, are allocated between the groups, and reflected in their respective financial statements, in accordance with Staples' tax allocation policy. In general, this policy provides that the consolidated tax provision, deferred tax accounts and related tax payments or refunds, are allocated between the groups based principally upon the financial income, taxable income, credits and other amounts directly related to the respective groups. Tax benefits that cannot be used by the group generating such attributes, but can be utilized on a consolidated basis, are allocated to the group that generated such benefits. As a result, the allocated group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the groups had filed separate tax returns. State income taxes generally are computed on a separate group basis.

   Employee Benefits: Staples Group participated in the following Company employee benefit plans: an Employee Stock Purchase Plan, an Employee 401(k) Savings Plan, a Supplemental Executive Retirement Plan and a contributory Medical and Dental Plan. The costs of these plans are allocated based on the benefits received under the plans by the employees comprising Staples Group or another basis as management believes to be an equitable and reasonable estimate of such costs.

   Carrying Charge: Staples Group maintains inventory to support Staples.com Group's inventory needs and processes receivables for Staples.com Group. As such, Staples Group charges Staples.com Group a fee for use of their capital as determined by the Board. The current charge is reflected in Staples.com Group's combined financial statements as part of operating and selling expenses and in Staples Group's combined financial statements as a reduction in operating and selling expenses. The charge is calculated based on the amount of receivables and inventory that Staples Group is required to carry for Staples.com Group. In addition, shrink, obsolescence and other inventory costs are allocated to Staples.com Group based on Staples.com Group's share of such costs. The Board may, in its sole discretion, change this fee as it deems appropriate in light of the circumstances from time to time.

NOTE D Related Party Transactions

   The Staples Group sells inventory to Staples.com Group based on Staples Group's product cost. Staples Group does not include these transactions in its reported sales. Inventory purchased by Staples.com Group totaled $10,796,000, $2,364,000, and $22,000 for the fiscal years ended January 30, 1999, January 31, 1998

                      STAPLES THE OFFICE SUPERSTORE GROUP
and February 1, 1997, respectively. Had these sales been included in Staples Group's combined financial statements, Staples Group would have reported sales of $7,117,099,000, $5,730,803,000, and $4,493,576,000 and gross profit of
24.2%, 23.6% and 23.6% for the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997, respectively.

NOTE E Investments

   The following is a summary of available-for-sale investments as of January 30, 1999 and January 31, 1998 (in thousands):

                                                  Gross      Gross
                                                Unrealized Unrealized Estimated
                                         Cost     Gains      Losses   Fair Value
                                        ------- ---------- ---------- ----------
January 30, 1999
Short-term:
  Municipal obligations................ $10,515   $   46      $--      $10,561
  Agency Bonds.........................   6,902        7       (42)      6,867
                                        -------   ------      ----     -------
    Total short-term................... $17,417   $   53      $(42)    $17,428
                                        =======   ======      ====     =======
                                                  Gross      Gross
                                                Unrealized Unrealized Estimated
                                         Cost     Gains      Losses   Fair Value
                                        ------- ---------- ---------- ----------
January 31, 1998
Short-term:
  Certificates of deposit.............. $ 3,236   $  --       $--      $ 3,236
  Debt securities......................   2,659        7       --        2,666
                                        -------   ------      ----     -------
    Total short-term................... $ 5,895   $    7      $--      $ 5,902
                                        =======   ======      ====     =======
Long-term:
  Municipal obligations................ $ 9,986   $  125      $ (7)    $10,104
  Equity securities....................   4,061      950       (15)      4,996
  Money market instruments.............   1,350      --        --        1,350
                                        -------   ------      ----     -------
    Total long-term.................... $15,397   $1,075      $(22)    $16,450
                                        =======   ======      ====     =======

   Proceeds from the sale of investment securities were $14,599,000 and $265,000 during the years ended January 30, 1999 and January 31, 1998, respectively. Other reductions in the cost balance resulted from maturities of securities. The net adjustment to unrealized holding gains and losses on available-for-sale investments included as a separate component of stockholders' equity totaled $(1,049,000) and $1,036,000 for the years ended January 30, 1999 and January 31, 1998, respectively.

   The amortized cost and estimated fair value of debt and marketable equity securities at January 30, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the issuers of securities may have the right to prepay obligations without prepayment penalties.

                                                                      Estimated
                                                               Cost   Fair Value
                                                              ------- ----------
   Due in one year or less................................... $17,417  $17,428

                      STAPLES THE OFFICE SUPERSTORE GROUP

NOTE F Accrued Liabilities

   Accrued liabilities consist of the following (in thousands):

                                              January 30, 1999 January 31, 1998
                                              ---------------- ----------------
   Taxes.....................................     $114,179         $ 76,118
   Acquisition and store closure reserves....       91,484           16,596
   Employee related..........................       88,551           63,126
   Advertising and direct marketing..........       30,458           24,845
   Other.....................................      113,554           85,338
                                                  --------         --------
       Total.................................     $438,226         $266,023
                                                  ========         ========

NOTE G Long-Term Debt and Credit Agreement

   Staples Group manages most financial activities on a centralized basis. Such financial activities include the issuance and repayment of short-term and long-term debt. Staples currently attributes each incurrence or issuance of external debt, and the proceeds thereof, to Staples Group and will continue to do so in the future unless the Board determines otherwise. The Board may, but is not required to, attribute an incurrence or issuance of debt, and the proceeds thereof, to Staples.com Group at an incremental borrowing rate of 6%, to the extent that Staples incurs or issues the debt for the benefit of Staples.com Group.

   Long-term debt on the books of Staples Group consists of the following (in thousands):

                                            January 30, 1999 January 31, 1998
                                            ---------------- ----------------
   Capital lease obligations and other
    notes payable in monthly installments
    with effective interest rates from 4%
    to 16%; collateralized by the related
    equipment..............................     $  7,760         $ 14,909
   Note payable with a fixed rate of
    6.16%..................................          --            25,000
   Senior notes with a fixed rate of
    7.125%.................................      200,000          200,000
   Mortgage notes at various rates.........          --            13,805
   Lines of credit.........................       29,849            8,746
                                                --------         --------
                                                $237,609         $262,460
   Less current portion....................       32,594           43,501
                                                --------         --------
                                                $205,015         $218,959
                                                ========         ========

   Aggregate annual maturities of long-term debt and capital lease obligations are as follows (in thousands):

            Fiscal year:                          Total
            ------------                         --------
            1999................................ $ 32,594
            2000................................    1,579
            2001................................      434
            2002................................      308
            2003................................      311
            Thereafter..........................  202,383
                                                 --------
                                                 $237,609
                                                 ========

                      STAPLES THE OFFICE SUPERSTORE GROUP

   Included in property and equipment are capital lease obligations for equipment recorded at the net present value of the minimum lease payments of $20,664,000. Future minimum lease payments of $3,001,000, excluding $201,000 of interest, are included in aggregate annual maturities shown above. Staples did not enter into any new capital lease agreements during the fiscal year ended January 30, 1999. New capital lease agreements totaling $2,770,000 were entered into during the fiscal year ended January 31, 1998.

   Senior Notes: Staples Group issued $200,000,000 of senior notes (the "Notes") on August 12, 1997 with an interest rate of 7.125% payable semi-annually on February 15 and August 15 of each year commencing on February 15, 1998. The Notes are due August 15, 2007. Net proceeds of approximately $198,000,000 from the sale of Staples Group's Notes were used for repayment of indebtedness under Staples Group's revolving credit facility and for general working capital purposes, including the financing of new store openings, distribution facilities and corporate offices.

   Credit Agreements: Effective November 13, 1997, Staples Group entered into a revolving credit facility, effective through November 2002, with a syndicate of banks, which provides up to $350,000,000 of borrowings. Borrowings made pursuant to this facility will bear interest at either the lead bank's prime rate, the federal funds rate plus 0.50%, the LIBOR rate plus a percentage spread based upon certain defined ratios, a competitive bid rate, or a swing line loan rate. This agreement, among other conditions, contains certain restrictive covenants, including net worth maintenance, minimum fixed charge interest coverage and limitations on indebtedness and sales of assets. As of January 30, 1999, no borrowings were outstanding under the revolving credit facility. Staples Group also has available $35,000,000 in uncommitted, short-term bank credit lines, of which no borrowings were outstanding as of January 30, 1999. Staples UK has a $50,000,000 line of credit which had an outstanding balance of $29,849,000 at January 30, 1999 and Business Depot has a $16,545,000 line of credit which had no outstanding balance at January 30, 1999.

   Interest paid by Staples Group totaled $29,600,000, $23,012,000 and $22,501,000 for the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. Capitalized interest totaled $2,254,000, $1,387,000 and $611,000 in the years ended January 30, 1999, January 31, 1998 and February 1, 1997, respectively.

NOTE H Convertible Debentures

   On October 5, 1995, Staples Group issued $300,000,000 of 4 1/2% Convertible Subordinated Debentures due October 1, 2000 with interest payable semi-annually (the "4 1/2% Debentures"). During fiscal 1998, $299,995,000 of Staples Group's $300,000,000 of 4 1/2% Debentures were converted into an aggregate of 30,674,276 shares of common stock at a conversion price of $9.78 per share. The remaining $5,000 were called at par value plus a premium of 1.8% and accrued interest. The total principal amount converted was credited to common stock and additional paid-in capital, net of unamortized expenses of the original debt issue and accrued but unpaid interest.

NOTE I Group Equity

   Staples stockholders will be reclassified as Staples Group common stock holders if the Tracking Stock Proposal is approved by Staples stockholders. Additional shares may be issued from time to time upon exercise of stock options or at the discretion of the Board.

                      STAPLES THE OFFICE SUPERSTORE GROUP

   On November 12, 1998, December 30, 1997, March 5, 1996 and June 29, 1995, the Board of Directors approved three-for-two splits of Staples' common stock to be effected in the form of 50% stock dividends. The dividends were distributed on January 28, 1999 to shareholders of record as of January 18, 1999, January 30, 1998 to shareholders of record as of January 20, 1998, March 25, 1996 to shareholders of record as of March 15, 1996 and July 24, 1995 to shareholders of record as of July 14, 1995, respectively.

   During fiscal year 1998, Staples purchased treasury stock of $7,892,000 from employees and directors to fund the income taxes incurred by those employees and directors associated with the vesting of performance accelerated restricted stock (PARS).

   At January 30, 1999, 72,614,501 shares of common stock were reserved for issuance under Staples' stock option, 401(k), employee stock purchase and director stock option plans.

NOTE J Employee Benefit Plans

   Staples Group elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation" requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, since the exercise price of Staples' employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

Employee Stock Purchase Plan

   Staples' 1998 Employee Stock Purchase Plan authorizes a total of up to 6,000,000 shares of Staples' common stock to be sold to participating employees. Participating employees may purchase shares of common stock at 85% of its fair market value at the beginning or end of an offering period, whichever is lower, through payroll deductions in an amount not to exceed 10% of an employee's base compensation. Staples' 1994 Employee Stock Purchase Plan expired during 1998.

Stock Option Plans

   Under Staples' 1992 Equity Incentive Plan ("1992 Plan"), Staples may grant to management and key employees incentive and nonqualified options to purchase up to 87,750,000 shares of Staples common stock and Performance Accelerated Restricted Stock ("PARS"). This amount was approved by the stockholders of Staples on June 18, 1997. As of February 27, 1997, Staples' 1987 Stock Option Plan (the "1987 Plan") expired; unexercised options under this plan however remain outstanding. The exercise price of options granted under the plans may not be less than 100% of the fair market value of Staples' common stock at the date of grant. Options generally have an exercise price equal to the fair market value of the common stock on the date of grant. Some options outstanding are exercisable at various percentages of the total shares subject to the option starting one year after the grant, while other options are exercisable in their entirety three to five years after the grant date. All options expire ten years after the grant date, subject to earlier termination in the event of employment termination.

   Staples' Amended and Restated 1990 Director Stock Option Plan ("Director's Plan") authorizes shares of Staples common stock to be issued to non-employee directors. The exercise price of options granted is equal to the fair market value of Staples' common stock at the date of grant. Options become exercisable in equal amounts over four years and expire ten years from the date of grant, subject to earlier termination, in certain circumstances, in the event the optionee ceases to serve as a director.

                      STAPLES THE OFFICE SUPERSTORE GROUP

   Pro forma information regarding net income and earnings per share is required by FAS 123, which also requires that the information be determined as if Staples has accounted for its employee stock options granted subsequent to January 28, 1995 under the fair valued method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1996, 1997, and 1998: risk-free interest rates ranging from 5.21% to 6.12%; volatility factor of the expected market price of Staples Stock of .30 for fiscal year 1996, .35 for fiscal year 1997, and .36 for fiscal year 1998; and a weighted-average expected life of the option of 4.0 years for the 1987 Plan and the 1992 Plan and 2.0 to 5.0 years for the Director's Plan.

   For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. For purposes of FAS 123's disclosure requirements, the Employee Stock Purchase Plan is considered a compensatory plan. The expense was calculated based on the fair value of the employees' purchase rights. Staples' pro forma information, which includes the pro forma results of Quill, follows (in thousands except for earnings per share information):

                                           January 30, January 31, February 1,
                                              1999        1998        1997
                                           ----------- ----------- -----------
   Pro forma net income...................  $156,265    $138,983    $122,116
   Pro forma basic earnings per common
    share.................................  $   0.36    $   0.34    $   0.31
   Pro forma diluted earnings per common
    share.................................  $   0.35    $   0.33    $   0.30

   This pro forma impact only takes into account options granted since January 28, 1995 and is likely to increase in future years as additional options are granted and amortized ratably over the vesting period.

   Information with respect to options granted under the above plans is as follows:

                                                                Weighted-Average
                                                    Number of    Exercise Price
                                                     Shares        Per Share
                                                   -----------  ----------------
   Outstanding at February 3, 1996................  47,220,579       $ 3.29
     Granted......................................   7,171,937         8.82
     Exercised....................................  (6,140,543)        2.29
     Canceled.....................................  (2,357,118)        4.89
                                                   -----------       ------
   Outstanding at February 1, 1997................  45,894,855       $ 4.26
     Granted......................................   9,656,558        10.43
     Exercised.................................... (10,147,409)        2.78
     Canceled.....................................  (2,807,883)        7.43
                                                   -----------       ------
   Outstanding at January 31, 1998................  42,596,121       $ 5.34
     Granted......................................  13,698,644        20.22
     Exercised.................................... (13,965,713)        3.64
     Canceled.....................................  (1,938,669)       11.55
                                                   -----------       ------
   Outstanding at January 30, 1999................  40,390,383       $11.58
                                                   ===========       ======

                      STAPLES THE OFFICE SUPERSTORE GROUP

   The following table summarizes information concerning currently outstanding and exercisable options:

                                       Options Outstanding  Options Exercisable
                                       -------------------- --------------------
                                        Weighted
                                         Average   Weighted             Weighted
                                        Remaining  Average              Average
Range of Exercise            Number    Contractual Exercise   Number    Exercise
  Prices                   Outstanding    Life      Price   Exercisable  Price
-----------------          ----------- ----------- -------- ----------- --------
$ 0.53-$ 3.56.............  5,083,310      4.14     $ 2.76   5,083,310   $ 2.76
$ 3.65-$ 5.56.............  4,542,693      5.67     $ 4.10   4,509,999   $ 4.09
$ 5.70-$ 8.30.............  4,800,123      6.45     $ 8.06   3,392,963   $ 8.12
$ 8.37-$ 9.17.............  4,623,599      7.56     $ 9.11      22,627   $ 8.57
$ 9.47-$ 9.83.............    229,980      8.10     $ 9.64           0   $ 0.00
$10.28-$10.28.............  5,734,482      8.57     $10.28       1,125   $10.28
$10.44-$19.42.............  3,004,779      8.72     $12.92      26,928   $10.82
$20.08-$20.08............. 10,699,422      9.42     $20.08           0   $ 0.00
$20.75-$27.71.............  1,511,123      9.83     $23.10           0   $ 0.00
$29.13-$29.13.............    160,872     10.01     $29.13           0   $ 0.00
                           ----------     -----     ------  ----------   ------
$ 0.53-$29.13............. 40,390,383      7.60     $11.58  13,036,952   $ 4.64

   The weighted-average fair values of options granted during the years ended January 30, 1999, January 31, 1998 and February 1, 1997 were $7.18, $3.80 and $3.81, respectively. Exercise prices for the options outstanding as of January 30, 1999 ranged from $0.53 to $29.13.

Performance Accelerated Restricted Stock ("PARS")

   PARS are shares of Staples common stock granted outright to employees and non-employee directors without cost to the employee or director. The shares, however, are restricted in that they are not transferable (e.g. they may not be sold) by the employee or director until they vest, generally after the end of five years. Such vesting date may accelerate if Staples achieves certain compound annual earnings per share growth over a certain number of interim years. If the employee leaves Staples, or the director ceases to serve as a director of Staples, prior to the vesting date for any reason, the PARS shares will be forfeited by the employee or director, as the case may be, and will be returned to Staples. Once the PARS have vested, they become unrestricted and may be transferred and sold like any other Staples common stock.

   PARS issued in the fiscal year ended January 30, 1999 totaling approximately 1,381,000 shares which have a weighted average fair value of $17.56, initially vest on February 1, 2003 or will accelerate on May 1, in 2000, 2001, or 2002 upon attainment of certain compound annual earnings per share targets in the prior fiscal year. PARS totaling approximately 798,000 shares which have a weighted average fair value of $12.47, issued in fiscal year 1997 will vest on May 1, 1999 as a result of Staples achieving its target earnings goal for the fiscal year ended January 30, 1999.

   In connection with the issuance of the PARS, Staples included $9,796,000, $7,496,000 and $532,000 in compensation expense for the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997, respectively.

Employees' 401(k) Savings Plan

   Under Staples' Employees' 401(k) Savings Plan (the "401(k) Plan"), and Supplemental Executive Retirement Plan (the "SERP Plan"), Staples may contribute up to a total of 2,503,125 shares of common stock to these plans. The 401(k) Plan is available to all employees of Staples who meet minimum age and length of

                      STAPLES THE OFFICE SUPERSTORE GROUP
service requirements. Company contributions are based upon a matching formula applied to employee contributions, with additional contributions made at the discretion of the Board.

NOTE K Income Taxes

   Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components and the approximate tax effect of Staples Group's deferred tax assets and liabilities as of January 30, 1999 and January 31, 1998, are as follows (in thousands):

                                                         January 30, January 31,
                                                            1999        1998
                                                         ----------- -----------
   Deferred Tax Assets:
     Inventory..........................................  $ 27,328    $ 20,116
     Deferred rent......................................    19,713      14,797
     Acquired NOL's.....................................     8,743       7,132
     Other net operating loss carryforwards.............    27,259      22,907
     Insurance..........................................     7,639       5,967
     Employee benefits..................................     9,746       5,569
     Merger related charges.............................    10,823         --
     Store closure charge...............................    20,274         --
     Other--net.........................................    17,712      13,660
                                                          --------    --------
     Total Deferred Tax Assets..........................   149,237      90,148
                                                          --------    --------
   Deferred Tax Liabilities:
     Depreciation.......................................    (2,312)     (6,687)
     Other--net.........................................    (5,164)     (4,835)
                                                          --------    --------
     Total Deferred Tax Liabilities.....................    (7,476)    (11,522)
                                                          --------    --------
   Total Valuation Allowance............................   (37,765)    (30,067)
                                                          --------    --------
   Net Deferred Tax Assets..............................  $103,996    $ 48,559
                                                          ========    ========

   Net deferred tax assets of approximately $4,500,000 attributable to businesses acquired during the fiscal year ended January 31, 1998 were allocated directly to reduce goodwill generated by these acquisitions. The deferred tax assets disclosed as acquired NOL's and other net operating loss carryforwards, totaling $36,002,000, have been fully reserved due to the uncertainty of the realization of the asset within the local country jurisdiction. Further, if this asset is utilitized when income is earned within the foreign jurisdiction, Staples Group will not have a consolidated tax benefit, as Staples Group will be required to pay U.S. income taxes on the income offset by the foreign NOL.

   For financial reporting purposes, income before taxes includes the following components (in thousands):

                                                      Fiscal Year Ended
                                             -----------------------------------
                                             January 30, January 31, February 1,
                                                 1999        1998        1997
                                             ----------- ----------- -----------
   Pretax income:
     United States..........................  $262,371    $213,549    $187,644
     Foreign................................    44,194      36,205      23,719
                                              --------    --------    --------
                                              $306,565    $249,754    $211,363
                                              ========    ========    ========

                      STAPLES THE OFFICE SUPERSTORE GROUP

   The provision for income taxes consists of the following (in thousands):

                                                      Fiscal Year Ended
                                             -----------------------------------
                                             January 30, January 31, February 1,
                                                 1999        1998        1997
                                             ----------- ----------- -----------
   Current tax expense:
     Federal................................  $136,226     $53,248     $50,546
     State..................................    18,875      10,707      12,337
     Foreign................................    21,798      14,092         601
                                              --------     -------     -------
                                               176,899      78,047      63,484
   Deferred tax expense (benefit)...........   (55,569)      3,877       3,137
                                              --------     -------     -------
       Total................................  $121,330     $81,924     $66,621
                                              ========     =======     =======

   A reconciliation of the federal statutory tax rate to Staples Group's effective tax rate on historical net income is as follows:

                                                     Fiscal Year Ended
                                            -----------------------------------
                                            January 30, January 31, February 1,
                                                1999        1998        1997
                                            ----------- ----------- -----------
   Federal statutory rate..................    35.0%       35.0%       35.0%
   State taxes, net of federal benefit.....     6.0%        6.0%        6.3%
   Tax exempt interest.....................    (0.5%)      (0.5%)      (0.4%)
   Tax benefit of loss carryforward........    (0.0%)      (0.0%)      (0.2%)
   Income of S-Corporation.................    (0.6%)      (5.7%)      (7.0%)
   Other...................................    (0.3%)      (2.0%)      (2.2%)
                                               ----        ----        ----
   Effective tax rate......................    39.6%       32.8%       31.5%
                                               ====        ====        ====

   A reconciliation of the federal statutory tax rate to Staples Group's effective tax rate on pro forma net income is as follows:

                                                     Fiscal Year Ended
                                            -----------------------------------
                                            January 30, January 31, February 1,
                                                1999        1998        1997
                                            ----------- ----------- -----------
   Federal statutory rate..................    35.0%       35.0%       35.0%
   State taxes, net of federal benefit.....     6.0%        6.0%        6.3%
   Tax exempt interest.....................    (0.5%)      (0.5%)      (0.4%)
   Tax benefit of loss carryforward........    (0.0%)      (0.0%)      (0.2%)
   Other...................................    (0.3%)      (1.8%)      (1.9%)
                                               ----        ----        ----
   Effective tax rate......................    40.2%       38.7%       38.8%
                                               ====        ====        ====

   Income tax payments were $94,729,602, $23,487,877, and $45,925,276 during fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. Staples Group has net operating losses of approximately $101,300,000 that can be carried forward indefinitely, $21,900,000 of which is attributable to Staples Group's increased ownership in Staples UK and Staples Germany.

   Undistributed earnings of Staples Group's foreign subsidiaries amounted to approximately $54,700,000 at January 30, 1999. Those earnings are considered to be indefinitely reinvested and, accordingly, no provision for U.S. federal and state income taxes has been provided thereon. Upon distribution of those earnings in the form

                      STAPLES THE OFFICE SUPERSTORE GROUP
of dividends or otherwise, Staples Group would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation. Withholding taxes of approximately $1,800,000 would be payable upon remittance of all previously unremitted earnings at January 30, 1999.

NOTE L Leases and other Off-Balance Sheet Commitments

   Staples Group leases certain retail and support facilities under long-term noncancellable lease agreements. Most lease agreements contain renewal options and rent escalation clauses and require Staples Group to pay real estate taxes in excess of specified amounts and, in some cases, allow termination within a certain number of years with notice and a fixed payment. Certain agreements provide for contingent rental payments based on sales.

   Other long-term obligations at January 30, 1999 include $49,000,000 relating to future rent escalation clauses and lease incentives under certain existing store operating lease arrangements. These rent expenses are recognized following the straight-line basis over the respective terms of the leases. Future minimum lease commitments for retail and support facilities (including lease commitments for 116 retail stores not yet opened at January 30, 1999) under noncancellable operating leases are due as follows (in thousands):

            Fiscal year:
            ------------
            1999.............................. $  271,741
            2000..............................    294,675
            2001..............................    290,547
            2002..............................    280,104
            2003..............................    276,425
            Thereafter........................  2,439,592
                                               ----------
                                               $3,853,084
                                               ==========

   Rent expense approximated $234,609,000, $193,990,000, and $142,508,000, for
the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively.

   Letters of credit are issued by Staples Group during the ordinary course of business through major financial institutions as required by certain vendor contracts. As of January 30, 1999, Staples Group had available open letters of credit totaling $7,923,000.

NOTE M Quarterly Summary (Unaudited)

                             First         Second        Third      Fourth
                            Quarter       Quarter       Quarter    Quarter
                           ----------    ----------    ---------- ----------
                                         (In thousands)
Fiscal Year Ended January
 30, 1999
  Sales..................  $1,668,367    $1,472,890    $1,895,724 $2,069,322
  Gross Profit...........     380,209       347,144       466,690    528,058
  Net income.............      35,950         8,974(1)     69,186     71,260(4)
  Pro forma net income...      34,136(2)      8,974(1)     69,186     71,260(3)

                      STAPLES THE OFFICE SUPERSTORE GROUP

                           First         Second        Third         Fourth
                          Quarter       Quarter       Quarter       Quarter
                         ----------    ----------    ----------    ----------
                                       (In thousands)
Fiscal Year Ended
 January 31, 1998
  Sales................. $1,292,477    $1,191,720    $1,551,222    $1,693,020
  Gross Profit..........    298,319       280,760       368,749       405,696
  Net income............     19,777(1)     22,759(1)     52,030        73,348
  Pro forma net income..     15,229(2)     19,577(2)     48,602(2)     69,720(2)

--------
(1) Net income for the quarter ended August 1, 1998 includes a pre-tax charge of $41,000 resulting from costs incurred in connection with the merger with Quill Corporation. Net income for the quarters ended May 3, 1997 and August 2, 1997 include a pre-tax charge of $20,562 and $9,103, respectively, resulting from costs incurred in connection with the then proposed merger with Office Depot, Inc.
(2) Pro forma net income includes the earnings of Quill with provision for income taxes on previously untaxed earnings of pooled S-Corporation income.
(3) Net income for the quarter ended January 30, 1999 includes a pre-tax charge of $49,706 resulting from a store closure charge.

NOTE N Business Acquisitions

   On May 21, 1998, Staples acquired Quill. The merger was structured as an exchange of shares in which the stockholders of Quill received approximately 26,000,000 shares of Staples' common stock, at an exchange ratio established at a combination of fixed and variable prices, and cash paid a dissenting stockholder of approximately $48,000,000, which equates to a purchase price of approximately $690,000,000. The merger was accounted for as a pooling of interests and, accordingly, Staples' consolidated financial statements have been restated to include the operations of Quill for all periods prior to the merger. The statements of income combine Staples' historical operating results for the fiscal years ended January 31, 1998 and February 1, 1997 with the corresponding Quill operating results for the years ended December 31, 1997 and 1996, respectively. Prior to the acquisition, Quill elected to be taxed as an S Corporation under the Internal Revenue Code. Accordingly, the current taxable income of Quill was taxable to its shareholders who were responsible for the payment of taxes thereon. Quill will be included in Staples' U.S. federal income tax return subsequent to the date of the acquisition. Pro forma adjustments have been made to the restated statements of operations to reflect the income taxes that would have been provided had Quill been subject to income taxes.

   In connection with the acquisition of Quill, Staples committed to a plan that results in the integration of the two businesses. As a result of the acquisition and integration plan, Staples recorded a charge to operating expense of $41,000,000 during the year ended January 30, 1999. These costs consist of direct merger-related and integration costs from the transaction. The merger transaction costs of approximately $10,500,000 consist primarily of fees for investment bankers, attorneys, accountants, and other related charges. The integration costs primarily include employee costs of approximately $7,000,000, contract and lease termination costs of approximately $14,100,000, the write-down of leasehold improvements of approximately $3,500,000 and other merger-related costs of approximately $5,900,000. Through January 30, 1999, Staples paid approximately $14,000,000, which consisted primarily of transaction and employee related costs.

                      STAPLES THE OFFICE SUPERSTORE GROUP

   Separate net sales and net income of the merged entities prior to the merger are presented in the following table (in thousands):

                                               January 31, 1998 February 1, 1997
                                               ---------------- ----------------
   Net sales:
     Staples..................................    $5,181,035       $3,967,665
     Quill....................................       551,110          525,924
                                                  ----------       ----------
       Combined...............................    $5,732,145       $4,493,589
                                                  ==========       ==========
   Net income
     Staples..................................    $  130,949       $  106,420
     Quill....................................        36,965           38,322
                                                  ----------       ----------
       Combined...............................    $  167,914       $  144,742
                                                  ==========       ==========
   Pro forma net income
     Staples..................................    $  130,949       $  106,420
     Quill(1).................................        22,179           22,993
                                                  ----------       ----------
       Combined...............................    $  153,128       $  129,413
                                                  ==========       ==========

--------
(1) Reflects adjustment for provision for income taxes on previously untaxed earnings.

NOTE O Store Closure Charge

   In the fourth quarter of 1998, Staples Group committed to a plan to relocate certain stores which cannot be expanded and upgraded to Staples Group's current stores model and reported a pre-tax store closure charge of $49,706,000. The charge includes $29,620,000 for future rental payments under operating lease agreements that will be paid after the store is closed and will not be subsidized by subtenant income, $4,966,000 in fees, settlement costs and other expenses related to store closure, and $15,120,000 in asset impairment charges. Lease agreements for the relocation sites will be executed during fiscal year 1999 and the stores will be closed and relocated during fiscal years 1999 and 2000.

   As a result of Staples Group's commitment to exit these stores, the Company evaluated the long-lived assets at each location in accordance with FAS 121. The analysis indicated that the long-lived assets of the designated stores were impaired. Accordingly, Staples Group estimated the fair value of these assets based on discounted cash flows and recorded an impairment charge of $15,120,000, which is included in the store closure charge. Staples Group will continue to depreciate these assets based on their revised useful life.

NOTE P Segment Reporting

   Staples Group has three reportable segments: North American Retail, North American Delivery Operations, and European Operations. Staples Group's North American Retail division consists of two operating units that operate stores throughout the US and Canada. Staples Group's North American Delivery Operations division consists of three operating units that sell office products and supplies directly to businesses. The European Operations segment consists of two operating units which operate office supply stores and sell directly to businesses throughout the United Kingdom and Germany.

Measurement of Segment Profit or Loss and Segment Assets

   Staples Group evaluates performance and allocates resources based on profit or loss from operations before income taxes, not including gains and losses on Staples Group's investment portfolio. The accounting

                      STAPLES THE OFFICE SUPERSTORE GROUP
policies of the reportable segments are the same as those described in the summary of significant accounting policies. Intersegment sales and transfers are recorded at Staples Group's cost, therefore there is no intercompany profit or loss recognized on these transactions.

Factors Management Used to Identify the Enterprise's Reportable Segments

   Staples Group's reportable segments are business units that distribute office products in different manners. The reportable segments are each managed separately because they distribute products to different classes of customer with different distribution methods. The European operations are considered a separate operating segment because of the significant difference in the operating environment from the North American operations.

Information about segment profit/loss and segment assets (in thousands)

   Year ended January 30, 1999:

                         N. American N. American Delivery  European
                           Retail         Operations      Operations All Other(1)   Totals
                         ----------- -------------------- ---------- ------------ ----------
Revenues from external
 customers.............. $4,867,124       $1,898,089       $341,090   $     --    $7,106,303
Merger and store
 closure................     49,706           41,000            --          --        90,706
Depreciation expense....     67,208            5,106          6,818         --        79,132
Segment profit (loss)...    381,900          118,075        (17,077)   (175,846)     307,052
Segment assets..........  2,886,114          448,367        162,693         --     3,497,174
Expenditures for long-
 lived assets...........    307,817            2,252         13,129         --       323,198

--------
(1) All other includes corporate general and administrative expenses.

   Year ended January 31, 1998:

                         N. American N. American Delivery  European
                           Retail         Operations      Operations All Other(1)   Totals
                         ----------- -------------------- ---------- ------------ ----------
Revenues from external
 customers.............. $3,854,745       $1,648,509       $225,185   $     --    $5,728,439
Merger expenses.........        --               --             --       29,665       29,665
Depreciation expense....     52,479            3,908          4,358         --        60,745
Segment profit (loss)...    319,939          112,011         (8,049)   (173,847)     250,054
Segment assets..........  2,432,696          386,053        130,088         --     2,948,837
Expenditures for long-
 lived assets...........    173,767            7,527         43,932         --       225,226

--------
(1) All other includes corporate general and administrative expenses and merger related costs in connection with the then proposed merger with Office Depot, Inc.

                                                       January 30,  January 31,
Assets                                                    1999         1998
------                                                 -----------  -----------
Total assets for reportable segments.................. $3,497,174   $2,948,837
Elimination of intercompany receivables...............    (89,664)    (114,504)
Elimination of intercompany investments...............   (228,329)    (195,471)
                                                       ----------   ----------
  Total consolidated assets........................... $3,179,181   $2,638,862
                                                       ==========   ==========

                      STAPLES THE OFFICE SUPERSTORE GROUP

Geographic Information

Year ended January 30, 1999:

                                                                     Long-Lived
                                                           Revenues    Assets
                                                          ---------- ----------
North American........................................... $6,765,213 $1,028,652
Europe...................................................    341,090     35,913
                                                          ---------- ----------
Consolidated Total....................................... $7,106,303 $1,064,565
                                                          ========== ==========
Year ended January 31, 1998:
                                                                     Long-Lived
                                                           Revenues    Assets
                                                          ---------- ----------
North American........................................... $5,503,253 $  762,371
Europe...................................................    225,186     30,888
                                                          ---------- ----------
Consolidated Total....................................... $5,728,439 $  793,259
                                                          ========== ==========

NOTE Q Subsequent Events

   On February 26, 1999, Staples Group completed the acquisition of Claricom Holdings, Inc. and certain related entities ("Claricom") for a purchase price of approximately $140,000,000. The acquisition will be accounted for using the purchase method. Claricom is a full-service supplier of telecommunications services to small and medium sized businesses in the United States.

   On March 4, 1999, the Board approved a stock repurchase program intended to provide shares for employee stock programs. Staples expects to repurchase approximately 6,000,000 shares annually. Additionally, on September 15, 1999, Staples announced that its Board of Directors authorized the Company to purchase an additional $100,000,000 of its common stock bringing the total amount of the Company's stock repurchase program to approximately $300,000,000.

   On August 11, 1999, Staples announced a definitive agreement to acquire three European office supply companies, subject to regulatory approvals. The companies to be acquired are Sigma Burowelt in Germany, Office Centre in the Netherlands, and Office Centre in Portugal for a total of approximately $120,000,000. All three companies operate office superstores focusing on every-day low pricing for a wide assortment of office supplies. Staples will acquire a total of 41 stores, including 15 in Germany, 21 in the Netherlands, and 5 in Portugal. This acquisition will be accounted for using the purchase method of accounting.

   On September 15, 1999, the Company announced the proposed restructuring of the existing common stock of the Company into two classes, intended to track the separate performances of the retail and delivery business of the Company (Staples Group) and the e-commerce business of the Company (Staples.com Group). The Company expects to issue shares of Staples.com Stock in one or more private or public financings within twelve months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group.

                      STAPLES THE OFFICE SUPERSTORE GROUP

   The following interim financial information is unaudited but, in the opinion of the Company, includes all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation. Operating results for the interim period are not necessarily indicative of the results that may be expected for the full year. The financial information should be read in conjunction with Staples Group's audited combined financial statements as of January 30, 1999 included herein and Staples, Inc.'s audited consolidated financial statements and Annual Report on Form 10-K as of January 30, 1999 and unaudited interim results on Form 10-Q.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                            COMBINED BALANCE SHEETS
                         (Dollar Amounts in Thousands)

                                                          July 31,   January 30,
                                                            1999        1999
                                                         ----------- -----------
                                                         (Unaudited)
                         ASSETS
Current Assets:
  Cash and cash equivalents............................. $      --   $  357,993
  Short-term investments................................      1,252      17,428
  Merchandise inventories...............................  1,518,768   1,340,432
  Receivables, net......................................    378,114     221,836
  Inter-group receivable from Staples.com Group.........      1,697         --
  Deferred income taxes.................................     79,397      75,261
  Prepaid expenses and other current assets.............     51,367      50,117
                                                         ----------  ----------
    Total current assets................................  2,030,595   2,063,067
Property and Equipment:
  Land and buildings....................................    246,948     231,378
  Leasehold improvements................................    407,722     372,451
  Equipment.............................................    457,826     399,153
  Furniture and fixtures................................    260,868     239,755
                                                         ----------  ----------
    Total property and equipment........................  1,373,364   1,242,737
  Less accumulated depreciation and amortization........    449,538     403,462
                                                         ----------  ----------
    Net property and equipment..........................    923,826     839,275
Other Assets:
  Retained interest in Staples.com Group................     21,052       1,962
  Lease acquisition costs, net of amortization..........     70,098      75,127
  Goodwill, net of amortization.........................    301,323     148,201
  Deferred income taxes.................................     30,819      28,735
  Other.................................................     26,306      22,814
                                                         ----------  ----------
    Total other assets..................................    449,598     276,839
                                                         ----------  ----------
                                                         $3,404,019  $3,179,181
                                                         ==========  ==========
               LIABILITIES AND GROUP EQUITY
Current Liabilities:
  Accounts payable...................................... $  863,878  $  794,427
  Accrued expenses and other current liabilities........    442,997     438,226
  Debt maturing within one year.........................     43,997      32,594
                                                         ----------  ----------
    Total current liabilities...........................  1,350,872   1,265,247
Long-Term Debt..........................................    263,560     205,015
Other Long-Term Obligations.............................     55,909      52,033
Group Equity............................................  1,733,678   1,656,886
                                                         ----------  ----------
                                                         $3,404,019  $3,179,181
                                                         ==========  ==========

                See notes to group interim financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                         COMBINED STATEMENTS OF INCOME
                         (Dollar Amounts in Thousands)

                                                           26 Weeks Ended
                                                        ----------------------
                                                         July 31,   August 1,
                                                           1999        1998
                                                        ----------  ----------
                                                             (Unaudited)
Sales.................................................. $3,884,874  $3,141,258
Cost of goods sold and occupancy costs.................  2,941,867   2,413,905
                                                        ----------  ----------
    Gross profit.......................................    943,007     727,353
Operating and other expenses:
  Operating and selling................................    578,971     454,771
  Pre-opening..........................................      9,407       7,584
  General and administrative...........................    169,007     137,283
  Amortization of goodwill.............................      5,258       1,851
  Merger-related and integration costs.................        --       41,000
  Store closure charge.................................        --          --
  Interest and other expense, net......................      5,341      10,613
                                                        ----------  ----------
    Total operating and other expenses.................    767,984     653,102
                                                        ----------  ----------
    Income before equity in loss of affiliates,
     retained interest and income taxes................    175,023      74,251
  Loss related to the retained interest in Staples.com
   Group...............................................     (3,706)       (104)
                                                        ----------  ----------
  Income before income taxes...........................    171,317      74,147
Income tax expense.....................................     68,259      29,383
                                                        ----------  ----------
    Net income before minority interest................    103,058      44,764
  Minority interest....................................        --          160
    Net income......................................... $  103,058  $   44,924
                                                        ==========  ==========
Pro forma:
  Historical net income................................             $   44,924
  Provision for income taxes on previously untaxed
   earnings of pooled S-Corporation income.............                  1,814
                                                                    ----------
    Pro forma net income...............................             $   43,110
                                                                    ==========

                See notes to group interim financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                       COMBINED STATEMENTS OF CASH FLOWS
                         (Dollar Amounts in Thousands)

                                                            26 Weeks Ended
                                                          --------------------
                                                          July 31,   August 1,
                                                            1999       1998
                                                          ---------  ---------
                                                              (Unaudited)
Operating Activities:
  Net income............................................. $ 103,058  $  44,924
  Adjustments to reconcile net income to net cash used in
   operating activities:
    Minority interest....................................       --        (160)
    Retained interest in loss of Staples.com Group.......     3,706        104
    Depreciation and amortization........................    81,410     58,649
    Merger-related and integration costs.................       --      41,000
    Expense from 401K and PARS stock contribution........     8,460      3,073
    Deferred income tax benefit..........................    (6,208)    (7,098)
    Change in assets and liabilities, net of companies
     acquired using purchase accounting:
      Increase in merchandise inventories................  (170,321)  (169,012)
      Increase in receivables............................  (136,723)   (56,419)
      (Increase)/Decrease in prepaid expenses and other
       assets............................................    (1,677)     8,616
      Increase in accounts payable, accrued expenses and
       other current liabilities.........................    31,424     37,706
      Increase in other long-term obligations............     2,863      6,242
                                                          ---------  ---------
                                                           (187,066)   (77,299)
                                                          ---------  ---------
  Net cash used in operating activities..................   (84,008)   (32,375)
Investing Activities:
  Acquisition of property and equipment..................  (145,897)  (149,227)
  Acquisition of businesses, net of cash acquired........  (137,625)       --
  Proceeds from sales and maturities of short-term
   investments...........................................    32,765     11,313
  Purchase of short-term investments.....................   (16,651)    (6,854)
  Proceeds from sales and maturities of long-term
   investments...........................................       --      18,995
  Purchase of long-term investments......................       --      (2,545)
  Capital contributions to Staples.com Group.............   (22,796)      (410)
  Inter-group revolver advances to Staples.com Group.....    (1,697)      (104)
  Acquisition of lease rights............................     1,946    (36,690)
  Other..................................................        88     (1,619)
                                                          ---------  ---------
  Net cash used in investing activities..................  (289,867)  (167,141)
Financing Activities:
  Proceeds from sale of capital stock....................    25,243     35,581
  Proceeds from borrowings...............................   316,984         38
  Payments on borrowings.................................  (248,326)   (52,082)
  Purchase of dissenting shareholder S-Corporation
   stock.................................................       --     (48,102)
  Purchase of treasury stock.............................   (78,246)    (7,892)
  Dividends to shareholders of acquired S-Corp...........       --     (15,601)
                                                          ---------  ---------
  Net cash provided by/(used in) financing activities....    15,655    (88,058)
  Effect of exchange rate changes on cash................       227        248
  Net decrease in cash and cash equivalents..............  (357,993)  (287,326)
  Cash and cash equivalents at beginning of period.......   357,993    381,088
                                                          ---------  ---------
  Cash and cash equivalents at end of period............. $     --   $  93,762
                                                          =========  =========

                See notes to group interim financial statements.

                      STAPLES THE OFFICE SUPERSTORE GROUP

                 NOTES TO COMBINED INTERIM FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE A Basis of Presentation

   The accompanying interim unaudited combined financial statements include the accounts of Staples The Office Superstore Group ("Staples Group"). All intercompany accounts and transactions are eliminated in consolidation. In order to prepare separate financial statements for Staples Group and Staples.com Group, the Company has allocated, for financial reporting purposes, all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. These financial statements of Staples Group and Staples.com Group, taken together, comprise all of the accounts included in the corresponding consolidated financial statements of Staples. Staples Group's financial statements reflect the application of certain cash management and allocation policies adopted by the Board. Staples Group financial statements include the financial position, results of operations and cash flows of Staples Group and the effects of a 100 percent retained interest in Staples.com Group on the statements of income, balance sheets and cash flows. These financial statements should be read in conjunction with the audited consolidated financial statements and footnotes of Staples, Inc. included in the Company's Annual Report on Form 10-K for the year ended January 30, 1999 and the combined financial statements and footnotes of Staples Group for the year ended January 30, 1999 included elsewhere in this document.

NOTE B Comprehensive Income

   Staples Group calculates comprehensive income in accordance with SFAS No. 130 "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components. The adoption of SFAS 130 had no impact on Staples Group's net income or group equity. SFAS 130 requires Staples Group to report comprehensive income which includes net income, foreign currency translation adjustments and unrealized gains and losses on short-term investments, which are reported separately in group equity, in the notes to the financial statements for interim periods. During the six months ended July 31, 1999, total comprehensive income amounted to approximately $101,920,000 compared to $41,393,000 for the corresponding period ended August 1, 1998.

NOTE C Description of The Types of Products and Services from Which Each
        Reportable Segment Derives Its Revenues

   Staples Group has three reportable segments: North American Retail, North American Delivery Operations, and European Operations. Staples' North American Retail division consists of two operating units that operate stores throughout the US and Canada. Staples' North American Delivery Operations division consists of five operating units that sell office products and supplies directly to businesses. The European Operations segment consists of three operating units which operate office supply stores and sell directly to businesses throughout the United Kingdom and Germany.

   Measurement of Segment Profit or Loss and Segment Assets

   Staples Group evaluates performance and allocates resources based on profit or loss from operations before income taxes, not including gains and losses on Staples Group's investment portfolio. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. Inter-segment sales and transfers are recorded at Staples Group's cost, therefore there is no intercompany profit or loss recognized on these transactions.

Factors Management Used to Identify the Enterprise's Reportable Segments

   Staples Group's reportable segments are business units that distribute office products in different manners. The reportable segments are each managed separately because they distribute products to different classes of customer with different distribution methods. The European operations are considered a separate operating segment because of the significant difference in the operating environment from the North American operations.

   The following is a summary of significant accounts and balances by reportable segment for the twenty-six weeks ended July 31, 1999 and August 1, 1998:

   Twenty-six weeks ended July 31, 1999:

                          N. American     N. American      European     All
                            Retail    Delivery Operations Operations Other(1)     Totals
                          ----------- ------------------- ---------- ---------  ----------
Revenues from external
 customers..............  $2,590,989      $1,126,995       $166,890  $     --   $3,884,874
Depreciation and amorti-
 zation expense.........      60,491          15,672          5,247        --       81,410
Segment profit (loss)...     206,538          88,314        (19,354)  (100,475)    175,023
Expenditures for long-
 lived assets...........  $  125,834      $  169,929       $  8,609  $     --   $  304,372

   Twenty-six weeks ended August 1, 1998:

                          N. American     N. American      European     All
                            Retail    Delivery Operations Operations Other(1)     Totals
                          ----------- ------------------- ---------- ---------  ----------
Revenues from external
 customers..............  $2,088,478      $  901,099       $151,681  $     --   $3,141,258
Merger and Integration
 Costs..................         --           41,000            --         --       41,000
Depreciation and amorti-
 zation expense.........      44,856          10,006          3,787        --       58,649
Segment profit (loss)...     145,780          20,623        (10,631)   (81,521)     74,251
Expenditures for long-
 lived assets...........  $  169,965           9,325          7,037        --      186,327

--------
(1) All other is composed of corporate general and administrative expenses.

                                                    Total Assets ($ in 000's)
                                                  ------------------------------
                                                  July 31, 1999 January 30, 1999
                                                  ------------- ----------------
N. American Retail...............................  $2,981,101      $2,886,114
N. American Delivery.............................     589,338         448,367
European Operations..............................     185,025         162,693
                                                   ----------      ----------
Totals...........................................   3,755,464       3,497,174
Elimination of Intercompany Receivables..........     (94,696)        (89,664)
Elimination of Intercompany Investments..........    (256,749)       (228,329)
                                                   ----------      ----------
Total Consolidated Assets........................  $3,404,019      $3,179,181
                                                   ==========      ==========

   Geographic Information:

                                                      Revenues from External
                                                      Customers ($ in 000's)
                                                          26 Weeks Ended
                                                  ------------------------------
                                                  July 31, 1999  August 1, 1998
                                                  ------------- ----------------
N. American......................................  $3,717,984      $2,989,577
European.........................................     166,890         151,681
                                                   ----------      ----------
Totals...........................................  $3,884,874      $3,141,258
                                                   ==========      ==========
                                                  Long-lived Assets ($ in 000's)
                                                  ------------------------------
                                                  July 31, 1999 January 30, 1999
                                                  ------------- ----------------
N. American......................................  $1,274,545      $1,028,652
European.........................................      41,754          35,913
                                                   ----------      ----------
Totals...........................................  $1,316,299      $1,064,565
                                                   ==========      ==========

NOTE D Acquisitions

   On February 26, 1999, Staples Group completed the acquisition of Claricom Holdings, Inc. and certain related entities, now referred to as Staples Communications, for a purchase price of approximately $137,900,000. The acquisition has been accounted for using the purchase method of accounting, and accordingly, Staples Group has recognized goodwill of approximately $158,400,000, including a provision for merger related and integration costs of approximately $7,000,000. Staples Communications is a full-service supplier of telecommunications services to small and medium sized businesses in the United States.

NOTE E Equity Forward Purchase Agreement

   During the quarter ended July 31, 1999, Staples entered into an equity forward purchase to hedge against stock price fluctuations for the repurchase of Staples common stock in connection with the annual stock option grant to employees and directors. Under the agreement, Staples must purchase 2,600,000 shares of Staples stock at an average price of $30.263 or $78,700,000.

NOTE F Subsequent Events

   On August 11, 1999, Staples announced a definitive agreement to acquire three European office supply companies, subject to regulatory approvals. The companies to be acquired are Sigma Burowelt in Germany, Office Centre in the Netherlands, and Office Centre in Portugal for a total of approximately $120,000,000. All three companies operate office superstores focusing on every-day low pricing for a wide assortment of office supplies. Staples Group will acquire a total of 41 stores, including 15 in Germany, 21 in the Netherlands, and 5 in Portugal. This acquisition will be accounted for using the purchase method of accounting.

   On September 15, 1999, Staples announced that its Board authorized the Company to purchase an additional $100,000,000 of its common stock bringing the total amount of the Company's stock repurchase program to approximately $300,000,000.

   On September 15, 1999, the Company announced the proposed restructuring of the existing common stock of the Company into two classes, intended to track the separate performances of the retail and delivery business of the Company (Staples Group) and the e-commerce business of the Company (Staples.com Group). The Company expects to issue shares of Staples.com Stock in one or more private or public financings within twelve months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group.

                                                                       ANNEX VII

                Staples.com Group Combined Financial Information


                                     VII-1

                                                                       ANNEX VII

                               STAPLES.COM GROUP

                    INDEX TO COMBINED FINANCIAL INFORMATION

Management's Discussion and Analysis of Financial Condition and Results
 of Operations..........................................................  VII-3
Audited Financial Statements
  Report of Independent Auditors........................................ VII-10
  Combined Balance Sheets -- January 30, 1999 and January 31, 1998...... VII-11
  Combined Statements of Operations -- Fiscal years ended January 30,
   1999, January 31, 1998 and February 1, 1997.......................... VII-12
  Combined Statements of Group Equity -- Fiscal years ended January 30,
   1999, January 31, 1998 and February 1, 1997.......................... VII-13
  Combined Statements of Cash Flows -- Fiscal years ended January 30,
   1999, January 31, 1998 and February 1, 1997.......................... VII-14
  Notes to Staples.com Group Combined Financial Statements.............. VII-15
Interim Financial Statements (unaudited)
  Combined Balance Sheets -- July 31, 1999 and January 30, 1999......... VII-23
  Combined Statements of Operations -- 26 weeks ended July 31, 1999 and
   August 1, 1998....................................................... VII-24
  Combined Statements of Cash Flows -- 26 weeks ended July 31, 1999 and
   August 1, 1998....................................................... VII-25
  Notes to Staples.com Group Interim Combined Financial Information..... VII-26

                                     VII-2

                               STAPLES.COM GROUP

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

   You should read this discussion along with the Staples The Office Superstore Group ("Staples Group") Combined Financial Statements contained in this proxy statement. Historical results and percentage relationships may not necessarily be indicative of operating results for any future periods. The combined financial statements of Staples.com Group include the balance sheets, statements of operations, cash flows and group equity of Staples' e-commerce businesses, including Staples.com, Quillcorp.com and StaplesLink.com.

   The stockholders of Staples, Inc. ("Staples" or the "Company") are scheduled to vote on a proposal (the "Tracking Stock Proposal") to amend the Company's certificate of incorporation to (i) create a new class of common stock called Staples.com Group common stock ("Staples.com Stock"), intended to reflect the performance of Staples.com Group, the Company's e-commerce business division,
(ii) increase the aggregate number of shares of common stock that the company may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples Stock and 150,000,000 shares of Staples.com Stock, and (iii) re-classify Staples existing common stock as Staples The Office Superstore Stock, intended to reflect the performance of Staples Group, which consists of all of the Company's other businesses and a retained interest in Staples.com Group.

   If the Tracking Stock Proposal is approved by the Company's stockholders, the filing of the amendment to the Company's certificate of incorporation implementing the proposal will automatically re-classify each share of existing common stock into Staples Stock. Subject to stockholder approval of the Tracking Stock Proposal, the Company expects to issue additional shares of Staples.com Stock in one or more private or public financings within twelve months of such approval. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financings, will depend upon factors such as stock market conditions and the performance of Staples.com Group. The effect of any financings on the retained interest percentage and the outstanding interest percentage will depend upon the number of shares of Staples.com Stock sold and whether the Company elects to attribute the net proceeds of such financings to the equity of Staples.com Group or to Staples Group in respect of its retained interest.

   The combined financial statements of Staples.com Group and the combined financial statements of Staples Group comprise all of the accounts included in the consolidated financial statements of Staples. The separate group financial statements give effect to all allocation and related party transaction policies adopted by the Board of Directors of Staples, Inc. (the "Board"). These policies are described in Note C to the Staples.com Group combined financial statements. The Staples.com Group combined financial statements have been prepared in a manner which management believes is reasonable and appropriate. Such financial statements include the financial position, results of operations and cash flows of Staples.com Group presented to give effect to the accounting policies that will be applicable upon implementation of the Tracking Stock Proposal.

   If the Tracking Stock Proposal is approved by the Company's stockholders, the Company will provide to the holders of Staples.com Stock separate financial statements, financial reviews, descriptions of the business, and other relevant financial information for Staples Group and Staples.com Group as well as consolidated financial information for the Company. Notwithstanding the allocation of assets and liabilities, including contingent liabilities, between Staples.com Group and Staples Group for the purposes of preparing their respective combined financial statements, this allocation and the change in the capital structure of the Company as a result of the approval of the Tracking Stock Proposal will not result in the distribution or spin-off to stockholders of any of the Company's assets or liabilities and will not affect ownership of its assets or responsibility for its liabilities or those of its subsidiaries. Holders of Staples.com Stock will be common stockholders of the Company. The assets the Company attributes to one group will be subject to the liabilities of the other group, even if such liabilities arise

                                     VII-3
from lawsuits, contracts or indebtedness that are attributed to the other group. If the Company is unable to satisfy one group's liabilities out of the assets attributed to it, the Company may be required to satisfy those liabilities with assets the Company has attributed to the other group. Further, holders of Staples.com Stock and Staples Stock will not have any legal rights related to specific assets of either group and in any liquidation will receive a fixed share of the net assets of the Company which may not reflect the actual trading prices, if any, of the respective groups at such time.

   Financial effects from one group that affect the Company's consolidated results of operations or financial condition could, if significant, affect the results of operations or financial condition of the other group and the market price of the common stock relating to the other group. In addition, net losses of either group and dividends and distributions on, or repurchases of, either class of common stock or repurchases of preferred stock at a price per share greater than par value will reduce the funds we can pay on each class of common stock under Delaware law. Accordingly, the Staples.com Group combined financial statements should be read in conjunction with the Company's audited consolidated financial information and Annual Report on Form 10-K and the combined financial information of Staples Group contained in Annex VI.

Results of Operations

 Comparison of Fiscal Years ended January 30, 1999, January 31, 1998, and February 1, 1997

   General. Staples' electronic commerce business, or e-business, sells office products and services over the Internet to Staples' entire spectrum of customers, including small, medium and large businesses. Our e-business group operates under the name Staples.com and is comprised of three principal business units, Staples.com, Quillcorp.com and StaplesLink.com (formerly Staples Network Advantage Plus, or SNAP), each of which has its own web site and is specifically designed to serve a target customer base. We launched the Staples.com website, the e-business portal of our traditional retail superstore, in November 1998. Staples.com markets over 6,000 products to primarily home office and small business customers through its web-based superstore and offers free delivery for orders over $50. Quill sold its first products through Quillcorp.com, the e-business portal of our Quill catalog business, in November 1996. Quillcorp.com markets products from our direct mail catalog to small to medium sized business customers such as legal and medical offices. Quill's private label products are among the products we sell on our Quillcorp.com web site. Staples established the StaplesLink.com website, the e-business portal of our Staples Network Advantage contract stationer business, in August 1998. The StaplesLink.com website focuses on meeting the needs of medium to large sized business customers by offering simple order entry and contract pricing.

   During the fiscal year ended January 30, 1999, Staples acquired, in a pooling of interests transaction, Quill Corporation and certain related entities, including the operations of Quillcorp.com, which had 1997 net sales of approximately $3,700,000. The financial information set forth below includes adjustments to give effect to the acquisition of the operations of Quillcorp.com for all periods presented. Prior to its acquisition by Staples, Quill elected to be treated as an S Corporation under the Internal Revenue Code, and accordingly, its earnings and the earnings of Quillcorp.com were not subject to taxation at the corporate level. Pro forma adjustments have been made to reflect an income tax benefit on such previously untaxed earnings for each period presented at an assumed rate of 40%. The statements of operations combine Staples.com Group's historical operating results for the fiscal years ended January 31, 1998 and February 1, 1997 with corresponding Quill operating results for the years ended December 31, 1997 and 1996.

   Sales. Sales increased to $16,886,000 in the fiscal year ended January 30, 1999 as compared to $3,706,000 and $35,000 in the fiscal years ended January 31, 1998 and February 1, 1997, respectively, as the roll out of our e-commerce businesses grew. The fiscal year ended January 30, 1999 includes sales from all three e-commerce businesses, Staples.com, Quillcorp.com, and StaplesLink.com, while the previous years included only Quillcorp.com which launched in November 1996.

                                     VII-4

   Gross Profit. Gross profit as a percentage of sales was 24.7%, 25.1%, and 25.7% for the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The decrease in the fiscal year ended January 30, 1999 is attributable to product and customer mix during our continued rollout of e-commerce activities. This decrease was partially offset by the benefit provided by the inter-group allocation agreement which passed on the benefit of lower product costs from vendors.

   Operating and Selling Expenses. Operating and selling expenses, which consist of payroll, advertising and other operating expenses, were 14.7%, 17.2%, and 371% of sales for the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. These expenses have decreased as a percentage of sales as sales volume has increased, leveraging fixed and start up expenses over time.

   General and Administrative Expenses. General and administrative expenses as a percentage of sales were 14.4%, 15.8%, and 237% in the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The primary drivers of these expenses are investments in staffing and infrastructure. Included in general and administrative expenses was an allocation of certain Staples Group services provided on a centralized basis amounting to $1,264,000, $320,000, and $3,000 for the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. These costs decreased as a percentage of sales primarily due to economies of scale.

   Interest and Other Expense, Net. Net interest and other expense totaled $28,000, $8,000, and $3,000 in the fiscal years ended January 30, 1999, January 31, 1998, and February 1, 1997, respectively. The interest expense is calculated based upon the inter-group credit advance and an incremental borrowing rate of 6% for the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997. These credit advances from Staples Group fund the operating needs of Staples.com Group as most finance activities are managed on a centralized basis and attributed to Staples Group. These advances are funded as a capital contribution by Staples Group at the end of each fiscal year.

   Income Taxes. The income tax benefit as a percentage of pre-tax income was 38.4%, for the year ended January 30, 1999 and 0% for the fiscal years ended January 31, 1998 and February 1, 1997. On a pro forma basis, to reflect a provision for income taxes on previously untaxed earnings of Quill, Staples.com Group's effective tax rate would have been 41% for the years ended January 30, 1999, January 31, 1998 and February 1, 1997.

 Comparison of the 26 Weeks ended July 31, 1999 and August 1, 1998

   Sales. Sales increased to $27,302,000 for the six months ended July 31, 1999 as compared to $5,058,000 for the six months ended August 1, 1998. This growth is attributable to the continued rollout of our e-commerce business as the results for the six months ended July 31, 1999 include all three of our internet channels, Staples.com, Quillcorp.com and StaplesLink.com, while the results for the same period in the prior year only include the operations of Quillcorp.com. Staples.com and StaplesLink.com were launched in the quarters ended January 31, 1999 and October 31, 1998, respectively.

   Gross Profit. Gross profit as a percentage of sales was 23.1% and 26.7% for the six months ended July 31, 1999 and August 1, 1998, respectively. The decrease is attributable to product and customer mix during our continued rollout of e-commerce activities. This decrease was offset by the benefit provided by the inter-group allocation principles which passed on the benefit of lower product costs from vendors.

   Operating and Selling Expenses. Operating and selling expenses, which consist of payroll, advertising and other operating expenses, increased as a percentage of sales in the six months ended July 31, 1999 to 26.0% compared to 12.1% for the six months ended August 1, 1998. The increase was primarily due to increased marketing expenses which represented 19.2% of sales for the six months ended July 31, 1999 as compared to 7.6% of sales for the same period ended August 1, 1998.

                                     VII-5

   General and Administrative Expenses. General and administrative expenses as a percentage of sales were 19.2% and 17.7% for the six months ended July 31, 1999 and August 1, 1998, respectively. Included in general and administrative expenses was an allocation of the costs of certain Staples Group services provided on a centralized basis amounting to $1,373,000 and $488,000 for the six months ended July 31, 1999 and August 1, 1998, respectively. The increase in general and administrative costs as a percentage of sales reflects the building of the infrastructure for the continued rollout of e-commerce activities.

   Interest and Other Expense, Net. Net interest and other expense totaled $51,000 and $1,000 for the six months ended July 31, 1999 and August 1, 1998, respectively. The interest expense relates to the inter-group revolving credit advances from Staples Group to fund the operating needs of Staples.com Group as most treasury activities are managed on a centralized basis and attributed to Staples Group unless the Board determines otherwise. These advances were funded as a capital contribution by Staples Group at the end of each fiscal year.

   Income Taxes. Income tax benefit as a percentage of pre-tax income was 39.0% for the six months ended July 31, 1999 as compared to 33.8% for the six months ended August 1, 1998. On a pro forma basis, to reflect a provision for income taxes on previously untaxed earnings of Quill, Staples.com Group's effective tax rate would have been 41.4% for the six months ended August 1, 1998.

Liquidity and Capital Resources

  Staples manages most finance activities on a centralized, consolidated basis. These activities include the investment of surplus cash, the issuance, repayment and repurchase of short-term and long-term debt, and the issuance and repurchase of common stock. Staples currently attributes each incurrence or issuance of external debt, and the proceeds thereof, to Staples Group and will continue to do so in the future unless the Board determines otherwise.
 Whenever Staples.com Group holds cash, Staples.com Group will normally, but will not be obligated to, transfer that cash to Staples Group. Conversely, whenever Staples.com Group has a cash need, Staples Group will normally, but will not be obligated to, fund that cash need. The Board will determine, in its sole discretion, whether either group will provide any particular funds on any particular occasion to the other group, but will not be obligated to cause such cash transfers.

   All cash transfers from one group to or for the account of the other group (other than transfers in return of assets or services rendered or transfers in respect of Staples Group's retained interest that correspond to dividends paid on Staples.com Stock), will be accounted for as inter-group revolving credit advances unless:

  . the Board determines that a given transfer, or type of transfer, should be accounted for as a long-term loan,

  . the Board determines that a given transfer, or type of transfer, should be accounted for as a capital contribution increasing Staples Group's retained interest in Staples.com Group.

  . the Board determines that a given transfer, or type of transfer, should be accounted for as a return of capital reducing Staples Group's retained interest in Staples.com Group.

   There are no specific criteria to determine when Staples Group will account for a cash transfer as a long-term loan, a capital contribution or a return of capital rather than an inter-group revolving credit advance. The Board would make such a determination based on its judgement at the time of such transfer, or at the time of the first of such type of transfer, based upon all relevant circumstances. Factors the Board would consider include:

  .  the current and projected capital structure of each group,

  .  the relative levels of internally generated funds of each group,

  .  the financing needs and objectives of the recipient group,

  . the investment objectives of the transferring group, the availability, cost and time associated with the alternative financing sources and prevailing interest rates and general economic conditions.


                                     VII-6

   Any cash transfer accounted for as an inter-group revolving credit advance will bear interest at a rate at which the Board, in its sole discretion, determines Staples could borrow such funds on a revolving credit basis. Any cash transfer accounted for as a long-term loan will have interest rate, amortization, maturity, redemption and other terms that generally reflect the then prevailing terms on which the Board, in its sole discretion, determines Staples could borrow such funds.

   Any cash transfer from Staples Group to Staples.com Group, or for Staples.com Group's account, accounted for as a capital contribution will correspondingly increase Staples.com Group's group equity and Staples Group's retained interest in Staples.com Group. As a result, the number of shares issuable with respect to Staples Group's retained interest in Staples.com Group will increase by the amount of such capital contribution divided by the market value of Staples.com Stock on the date of transfer. Any cash transfer from Staples.com Group to Staples Group, or for Staples Group's account, accounted for as a return of capital will correspondingly reduce Staples.com Group's group equity and Staples Group's retained interest in Staples.com Group. As a result, the number of shares issuable with respect to Staples Group's retained interest in Staples.com Group will decrease by the amount of such return of capital divided by the market value of Staples.com Stock on the date of transfer.

   As a result of the cash management policies in place between Staples Group and Staples.com Group, Staples.com Group is heavily dependent on Staples Group for its continued funding. Accordingly, Staples.com Group's liquidity could be adversely affected by the liquidity needs of Staples Group.

   During the years ended January 30, 1999, January 31, 1998 and February 1, 1997, Staples Group also utilized its revolving credit facility to support its various growth initiatives. Staples.com Group is dependent on continued funding from Staples Group. Any deterioration in the financial condition of the Company or Staples Group could have an adverse impact on Staples.com Group's ability to fund operations.

   During the year ended January 30, 1999, cash used in operations was $1,377,000, primarily due to an increase in prepaid and other current assets and the net loss from operations. Cash used in investing activities was $1,072,000 due to the acquisition of equipment. Cash provided by financing activities was $2,449,000, representing capital contributions from Staples Group.

   During the six months ended July 31, 1999, cash used in operations was $1,697,000, primarily due to the net loss from operations of $3,706,000 offset by an increase in accounts payable, accrued expenses and other liabilities of $1,142,000 and a decrease in prepaid and other current assets of $700,000. Cash used in investing activities of $22,796,000 represents investments made in internet related companies of $20,906,000 and acquisitions of property and equipment of $1,890,000. Cash provided by financing activities of $24,493,000 represents capital contributions from Staples Group of $22,796,000 and proceeds from borrowings under the inter-group revolver of $1,697,000.

Inflation and Seasonality

   While inflation or deflation has not had, and Staples.com Group does not expect it to have, a material impact upon operating results, there can be no assurance that Staples.com Group's business will not be affected by inflation or deflation in the future. Staples.com Group believes that its business is somewhat seasonal, with sales and profitability slightly lower during the first and second quarters of its fiscal year.

Future Operating Results

   This document includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these forward-looking statements by our use of the words "believes", "anticipates", "plans", "expects", "may", "will", "would", "intends", "estimates" and other similar expressions, whether in the negative or affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations disclosed in the

                                     VII-7
forward looking statements we make. We have included important factors in the cautionary statements below that we believe could cause our actual results to differ materially from the forward-looking statements that we make. The forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. We do not assume any obligation to update any forward-looking statement we make.

   Staples.com Group has a limited operating history on which to assess its future prospects. Staples.com Group has a limited history upon which to base an evaluation of its prospects. Staples.com Group's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by start-up companies in the new and rapidly evolving e-commerce market. Staples.com Group's sales and cost of operations have grown substantially and Staples.com Group has incurred cumulative net losses since inception. These losses reflect expenditures necessary to develop, launch and acquire Staples.com Group's site and services. Staples.com Group believes that newly launched sites and services require a certain period of growth before they begin to achieve adequate sales to support their operations. There can be no assurance that Staples.com Group's sales will increase or even continue at its current level, or that Staples.com Group will achieve or maintain profitability or generate cash from operations in future periods.

   Staples.com Group's market is highly competitive and it may not continue to compete successfully. Staples.com Group competes in a highly competitive marketplace with a variety of retailers, dealers, distributors and other e-commerce operations. These include other high-volume office supply chains, such as Office Depot, OfficeMax and Office World, that have pricing strategies and product selections that are similar to Staples.com Group. Staples.com Group also competes with online and other mass merchants, such as Wal-Mart, warehouse clubs, computer and electronic superstores, and other discount retailers. In addition, Staples.com Group competes with numerous mail order firms, contract stationer businesses and direct manufacturers. Some of Staples.com Group's current and potential competitors are larger and have substantially greater financial resources than Staples.com Group. It is possible that increased competition or improved performance by competitors may reduce Staples.com Group's market share, may force Staples.com Group to charge lower prices than it otherwise would, and may adversely affect its business and financial performance in other ways. Sales and profitability are also influenced by product mix and additional investments Staples.com Group makes in its business.

   Staples.com Group's quarterly operating results are subject to significant fluctuation. Staples.com Group's operating results have fluctuated from quarter to quarter in the past, and it expects that they will continue to do so in the future. Staples.com Group's earnings may fall short of either a prior fiscal period or investors' expectations. Factors that could cause these quarterly fluctuations include the following:

  .  the mix of products sold;

  .  pricing actions of competitors;

  .  the level of advertising and promotional expenses;

  . seasonality, primarily because sales and profitability is typically slightly lower in the first and second quarter of our fiscal year than in other quarters; and

  .  charges associated with acquisitions.

   Most of Staples.com Group's operating expenses, such as rent expense, advertising expense and employee salaries, do not vary directly with the amount of sales and are difficult to adjust in the short term. As a result, if sales in a particular quarter are below expectations for that quarter, Staples.com Group may not proportionately reduce operating expenses for that quarter, and therefore this sales shortfall would have a disproportionate effect on Staples.com Group's net income for the quarter.

   Staples.com Group's rapid growth may continue to strain its operations, which could adversely affect its business and financial results. Staples.com Group's business, including sales, and number of employees, has grown dramatically since its inception. This growth has placed significant demands on its management and

                                     VII-8
operational systems. If Staples.com Group is not successful in upgrading its operational and financial systems, expanding its management team and increasing and effectively managing its employee base, this growth is likely to result in operational inefficiencies and ineffective management of Staples.com Group's business and employees, which will in turn adversely affect its business and financial performance.

   Staples.com Group as a new business enterprise may not be able to manage many general business risks faced by other more mature e-Commerce businesses. Staples.com Group must, among other things, effectively develop new relationships and maintain existing relationships with its customers, advertisers, and other on-line partners; provide a wide variety of products, services, and content; develop and upgrade its technology; respond to competitive developments; and attract, retain and motivate qualified personnel. There can be no assurance that Staples.com Group will succeed in addressing such risks and the failure to do so could have a material adverse effect on Staples.com Group's business, financial condition or results of operations.

Year 2000 Readiness Disclosure

   The Company has completed an assessment of the internal computer systems and applications of Staples.com Group. Because these systems were developed recently, the Company does not believe that these systems will be directly impacted by the "Year 2000 issue" as described below. The operations of Staples.com Group as a whole, however, are directly reliant upon the compliance of the systems and applications of Staples Group. Staples.com Group's operations could also be affected by the compliance of various third parties including internet hosting and routing services, vendors, telephone providers and the systems of their customers who must use their systems to place orders on Staples.com Group's various e-commerce platforms. For a discussion of Year 2000 compliance activities of Staples Group, which are being managed on a corporate wide basis, see the "Year 2000 Readiness Disclosure" for Staples Group contained in Annex VI of this document.


                                     VII-9

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Staples, Inc.

   We have audited the accompanying combined balance sheets of Staples.com Group (as described in Notes A and C) as of January 30, 1999 and January 31, 1998, and the related combined statements of operations, group equity and cash flows for each of the three years in the period ended January 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Staples.com Group at January 30, 1999 and January 31, 1998 and the results of its operations and its cash flows for each of the three years in the period ended January 30, 1999 in conformity with generally accepted accounting principles.

   As more fully described in Notes A and C to these financial statements, Staples.com Group is a business group of Staples, Inc., accordingly, the combined financial statements of the Staples.com Group should be read in conjunction with the audited financial statements of Staples, Inc.

                                          /s/ Ernst & Young LLP
                                          ERNST & YOUNG LLP

Boston, Massachusetts
September 21, 1999

                                     VII-10

                               STAPLES.COM GROUP

                            COMBINED BALANCE SHEETS
                         (Dollar Amounts in Thousands)

                                                         January 30, January 31,
                                                            1999        1998
                                                         ----------- -----------
                         ASSETS
Current Assets:
  Cash and cash equivalents.............................   $  --        $--
  Prepaid expenses and other current assets.............    1,033        --
                                                           ------       ----
    Total current assets................................    1,033        --
Equipment:
  Equipment.............................................    1,072        --
  Less accumulated depreciation.........................       58        --
                                                           ------       ----
    Net equipment.......................................    1,014        --
                                                           ------       ----
                                                           $2,047       $--
                                                           ======       ====
              LIABILITIES AND GROUP EQUITY
Current Liabilities:
  Accrued expenses and other current liabilities........   $   85       $--
                                                           ------       ----
    Total current liabilities...........................       85        --
Group equity............................................    1,962        --
                                                           ------       ----
                                                           $2,047       $--
                                                           ======       ====


                    See notes to group financial statements.

                                     VII-11

                               STAPLES.COM GROUP

                       COMBINED STATEMENTS OF OPERATIONS
                         (Dollar Amounts in Thousands)

                                                     Fiscal Year Ended
                                            -----------------------------------
                                            January 30, January 31, February 1,
                                               1999        1998        1997
                                            ----------- ----------- -----------
Sales......................................   $16,886     $3,706       $  35
Cost of goods sold and occupancy costs.....    12,721      2,775          26
                                              -------     ------       -----
  Gross profit.............................     4,165        931           9
Operating and other expenses:
  Operating and selling....................     2,488        637         130
  General and administrative...............     2,440        586          83
  Interest and other expense, net..........        28          8           3
                                              -------     ------       -----
    Total operating and other expenses.....     4,956      1,231         216
                                              -------     ------       -----
Loss before income taxes...................      (791)      (300)       (207)
Income tax benefit.........................      (304)       --          --
                                              -------     ------       -----
  Net loss.................................   $  (487)    $ (300)      $(207)
                                              =======     ======       =====
Pro forma:
  Historical net loss......................   $  (487)    $ (300)      $(207)
  Provision for income tax benefit on
   previously untaxed earnings of pooled S-
   Corporation income......................       (12)      (120)        (83)
                                              -------     ------       -----
  Pro forma net loss.......................   $  (475)    $ (180)      $(124)
                                              =======     ======       =====


                    See notes to group financial statements.

                                     VII-12

                               STAPLES.COM GROUP

                      COMBINED STATEMENTS OF GROUP EQUITY
                         (Dollar Amounts in Thousands)

         For the Fiscal Years Ended January 30, 1999, January 31, 1998,
                              and February 1, 1997

                                                                         Group
                                                                         Equity
                                                                         ------
Balances at February 3, 1996............................................ $  --
Capital contribution by Staples Group................................... $  207
Net loss for the year...................................................   (207)
                                                                         ------
Balances at February 1, 1997............................................ $  --
Capital contribution by Staples Group................................... $  300
Net loss for the year...................................................   (300)
                                                                         ------
Balances at January 31, 1998............................................ $  --
Capital contribution by Staples Group...................................  2,449
Net loss for the year...................................................   (487)
                                                                         ------
Balances at January 30, 1999............................................ $1,962
                                                                         ======


                    See notes to group financial statements.

                                     VII-13

                               STAPLES.COM GROUP

                       COMBINED STATEMENTS OF CASH FLOWS
                         (Dollar Amounts in Thousands)

                                                       Fiscal Year Ended
                                              -----------------------------------
                                              January 30, January 31, February 1,
                                                 1999        1998        1997
                                              ----------- ----------- -----------
Operating Activities:
  Net loss..................................    $  (487)     $(300)      $(207)
  Adjustments to reconcile net loss to net
   cash provided by (used in) operating
   activities:
  Depreciation and amortization.............         58        --          --
  Change in assets and liabilities
    Increase in prepaid expenses and other
     assets.................................     (1,033)       --          --
    Increase in accounts payable, accrued
     expenses and other current
     liabilities............................         85        --          --
                                                -------      -----       -----
                                                   (890)       --          --
                                                -------      -----       -----
Net cash used in operating activities.......     (1,377)      (300)       (207)
Investing Activities:
  Acquisition of property and equipment.....     (1,072)       --          --
                                                -------      -----       -----
  Net cash used in investing activities.....     (1,072)       --          --
Financing Activities:
  Proceeds from borrowings..................      1,377        300         207
  Repayment of borrowings...................     (1,377)      (300)       (207)
  Capital contributions from Staples Group..      2,449        300         207
                                                -------      -----       -----
  Net cash provided by financing
   activities...............................      2,449        300         207
Net (decrease) increase in cash and cash
 equivalents................................        --         --          --
Cash and cash equivalents at beginning of
 period.....................................        --         --          --
                                                -------      -----       -----
Cash and cash equivalents at end of period..    $   --       $ --        $ --
                                                =======      =====       =====


                    See notes to group financial statements.

                                     VII-14

                               STAPLES.COM GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE A Basis of Presentation

   Staples.com Group is comprised of the e-commerce operations of Staples. These combined financial statements and notes to combined financial statements of Staples Group should be read in conjunction with the audited consolidated financial statements and Annual Report on Form 10-K of Staples, Inc. ("Staples" or "the Company") for the year ended January 30, 1999 and the combined financial information of Staples The Office Superstore Group ("Staples Group") contained in Annex VI. These operations consist of three principal business units, Staples.com, Quillcorp.com and StaplesLink.com (formerly Staples Network Advantage Plus, or SNAP), each of which operates its own web site and serves a separate target customer base.

   The stockholders of Staples, Inc. are scheduled to vote on a proposal (the "Tracking Stock Proposal") to amend the Company's certificate of incorporation to (i) create a new class of common stock, to be designated as Staples.com Group common stock ("Staples.com Stock"), intended to reflect the performance of Staples.com Group, (ii) increase the aggregate number of shares of common stock that the Company may issue from 1,500,000,000 to 1,650,000,000, initially comprised of 1,500,000,000 shares of Staples The Office Superstore Group common stock ("Staples Stock") and 150,000,000 shares of Staples.com Stock, and
(iii) re-classify Staples existing common stock as Staples Stock, intended to reflect the performance of Staples Group, which consists of all of the Company's other businesses and a retained interest in Staples.com Group.

   Staples Group currently has a 100% retained interest in Staples.com Group. The Company expects to issue additional shares of Staples.com Stock in one or more private or public financings within twelve months of stockholder approval of the Tracking Stock Proposal. The specific terms of the financings, including whether they are private or public, the amount of Staples.com Stock issued, and the timing of the financing, will depend upon factors such as stock market conditions and the performance of Staples.com Group. The effect of the financing on the Staples.com Group financial statements will depend upon the number of shares of Staples.com Group sold and whether the Company elects to attribute the net proceeds of such financing to the equity of Staples.com Group or to Staples Group in respect of its retained interest.

   In order to prepare separate financial statements for Staples.com Group and Staples Group, the Company has allocated, for financial reporting purposes, all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples.com Group and Staples Group. Thus, the combined financial statements of Staples.com Group and Staples Group, taken together, comprise all of the accounts included in the corresponding consolidated financial statements of Staples. Staples.com Group's combined financial statements reflect the application of certain cash management and allocation policies adopted by the Board of Directors of Staples, Inc. (the "Board"). These policies are summarized in Note C under "Corporate Activities."

   Allocation and related party transaction policies adopted by the Board can be rescinded or amended at the sole discretion of the Board without approval by the stockholders, although no such changes are currently contemplated. Any such changes adopted by the Board would be made in its good faith business judgement of the Company's best interests, taking into consideration the interests of all stockholders.

   If the Tracking Stock Proposal is approved by the stockholders and implemented by the Board, the Company will provide to the holders of both Staples Stock and Staples.com Stock separate financial statements, management's discussion and analysis of the results of operations and financial condition, and other relevant information of the Company. Even though Staples has allocated all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group, holders of Staples.com Stock will be common stockholders of Staples and, as such, will be subject to the risks associated with an investment in Staples and all of its businesses, assets and liabilities. Assets attributed to one group are subject to the liabilities of the other group, whether such liabilities arise from lawsuits, contracts or indebtedness attributed to the other group. Holders of Staples Stock and Staples.com Stock will not have any legal rights related to specific assets of either group and in any liquidation will receive a fixed share of the net assets of the Company which may not reflect the actual trading prices, if any, of the respective groups at such time.

                                     VII-15

                               STAPLES.COM GROUP

   Financial impacts which occur that affect Staples consolidated results of operations or financial position could affect the results of operations or financial condition of Staples.com Group. In addition, any dividends or distributions on, or repurchases of, Staples Stock will reduce the assets of Staples legally available for dividends on Staples.com Stock. Accordingly, financial information for Staples.com Group should be read in conjunction with the financial information for Staples Group and financial information for Staples.

NOTE B Summary of Significant Accounting Policies

   Nature of Operations: Staples operates a chain of office supply stores and contract stationer/delivery warehouses throughout North America and in the United Kingdom and Germany. Staples.com Group represents the e-business of Staples and is comprised of three principal business units, including Staples.com, Quillcorp.com and StaplesLink.com, each of which has its own website. Staples Group represents the remainder of Staples, including its retail stores, catalog businesses and contract stationer businesses.

   Fiscal Year: Staples.com Group's fiscal year is the 52 or 53 weeks ending the Saturday closest to January 31. Fiscal years 1998, 1997 and 1996, consisted of the 52 weeks ended January 30, 1999, January 31, 1998 and February 1, 1997, respectively. As more fully described in Note J, the statements of income combine Staples' historical operating results for the fiscal years with the corresponding Quill Corporation ("Quill") operating results for the calendar years ended December 31, 1997 and 1996.

   Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management of Staples.com Group to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Concentration of Credit Risk: Staples.com Group does not carry any inventory or receivables and is solely reliant upon Staples Group and its ability to fullfill Staples.com Group's sales. Staples.com Group is also dependent on Staples to provide funding for its operations, and the Board will determine, in its sole discretion, whether to provide any particular funds on any particular occasion to either group, but will not be obligated to do so.

   Advertising: Advertising production costs are expensed the first time the advertising takes place. Total advertising and promotion expenses were $1,595,000, $497,000 and $128,000 for the years ended January 30, 1999, January
31, 1998, and February 1, 1997, respectively. Included in prepaid and other assets was $1,033,000 and $0 at January 30, 1999 and January 31, 1998, respectively, relating to prepaid advertising and promotion expenses.

   Equipment: Equipment is recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Depreciation periods for equipment are three to five years.

   Stock Option Plans: Staples has adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"). As permitted by FAS 123, Staples continues to account for its stock-based plans under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and provides pro forma disclosures of the compensation expense determined under the fair value provisions of FAS 123.

   Earnings Per Share: Historical Earnings per Share for Staples.com Group has been omitted from the statements of operations since Staples.com Stock was not part of the capital structure of the Company for the periods presented. Following the implementation of the Tracking Stock Proposal, earnings per share for

                                     VII-16

                               STAPLES.COM GROUP

Staples.com Group will be computed by dividing (i) the product of the earnings of Staples.com Group multiplied by the "Outstanding Staples.com Group Fraction" by (ii) the weighted average number of shares of Staples.com Stock and dilutive Staples.com Stock equivalents outstanding during the applicable period. The "Outstanding Staples.com Group Fraction" is a fraction, the numerator of which is such number of shares of Staples.com Stock outstanding and the denominator of which is the number of shares of Staples.com Stock that, if issued, would represent 100 percent of the equity of Staples.com Group.

   Long-Lived Assets: Staples.com Group adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of" ("FAS 121"), which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flow estimated to be generated by those assets are less than the assets' carrying amount.

   Segment Reporting: The Staples.com Group reports segment information under Financial Accounting Standards Board issued Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information" (FAS 131). This statement, which is based on the management approach to segment reporting, establishes requirements to report selected segment information quarterly and to report entity-wide disclosures about products and services, major customers, and the major countries in which the Staples.com Group holds assets and reports revenues. The Staples.com Group holds assets and reports revenues in one operating segment.

NOTE C Corporate Activities

   Staples.com Group's financial statements reflect the application of the management and allocation policies adopted by the Board to various corporate activities, as described below:

   Finance Activities: Staples manages most finance activities on a centralized, consolidated basis. These activities include the investment of surplus cash, the issuance, repayment and repurchase of short-term and long-term debt, and the issuance and repurchase of common stock. Staples.com Group generally remits its cash receipts to Staples Group, and Staples Group generally funds Staples.com Group's disbursements on a regular basis.

  In the combined financial statements of Staples.com Group and Staples Group,
(1) all equity transactions, and the proceeds thereof, were attributed to Staples Group, (2) whenever Staples.com Group held cash, that cash was transferred to Staples Group and accounted for as an inter-group revolving credit advance and (3) whenever Staples.com Group had a cash need, that cash need was funded by Staples Group and accounted for as an inter-group revolving credit advance. Staples intends to continue these practices until shares of Staples.com Stock, or options therefor, are issued or the Board determines an alternative method appropriate. The inter-group revolving credit arrangement bears interest at a rate at which the Board, in its sole discretion, determines Staples could borrow such funds on a revolving credit basis which was 6% for the fiscal years ended January 30, 1999, January 31, 1998 and February 1, 1997. At the date on which the shares of Staples.com Stock, or options therefor are first issued, the Company intends to continue the above practice of transferring cash between groups through an inter-group revolving credit arrangement. As and when determined by the Board, this revolving credit arrangement will be settled between the groups through a capital contribution or a return of capital, increasing or decreasing Staples Group's retained interest in Staples.com Group.

   The Board, at its sole discretion, may elect an alternative financing mechanism between the groups based upon the facts and circumstances.

                                    VII-17

                               STAPLES.COM GROUP

   Shared Services and Support Activities: The cost of services shared by Staples Group and Staples.com Group, including general and administrative expenses, has been allocated between Staples.com Group and Staples Group based upon the use of such services and the good faith judgement of the Board or management. Where determinations based on use alone were not practical, other methods and criteria were used to provide a reasonable allocation of the cost of shared services, including support activities attributable to the group. Such allocated shared services represent, among other things, financial and accounting services, information system services, certain selling and marketing activities, certain merchandising and replenishment services, transportation and warehouse management services, certain customer service activities, executive management, human resources, legal and corporate planning activities.

   Carrying Charge: Staples Group maintains inventory and receivables to support Staples.com Group's inventory needs and the processing of receivables for Staples.com Group. As such, Staples Group charges Staples.com Group a fee for use of their capital as determined by the Board. The current charge is reflected in Staples.com Group's financial statements as part of operating and selling expenses and is calculated based on the amount of receivables and inventory that Staples Group is required to carry for Staples.com Group. The Board may, in its sole discretion, change this fee as it deems appropriate in light of the circumstances from time to time. In addition, shrink, obsolescence and other inventory costs are allocated to Staples.com Group based on Staples.com Group's share of such costs.

   Taxes: Federal income taxes, which are determined on a consolidated basis, are allocated between the groups, and reflected in their respective financial statements, in accordance with Staples' tax allocation policy. In general, this policy provides that the consolidated tax provision, and related tax payments or refunds, are allocated between the groups based principally upon the financial income, taxable income, credits and other amounts directly related to the respective groups. Tax benefits that cannot be used by the group generating such attributes, but can be utilized on a consolidated basis, are allocated to the group that generated such benefits. As a result, the allocated group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the groups had filed separate tax returns. State income taxes generally are computed on a separate group basis.

   Employee Benefits: Staples.com Group participated in the following Company employee benefit plans: an Employee Stock Purchase Plan, an Employee 401(k) Savings Plan, a Supplemental Executive Retirement Plan and a contributory Medical and Dental Plan. The costs of these plans are allocated based on the benefits received under the plans by the employees comprising the Staples.com Group or another basis as management believes to be an equitable and reasonable estimate of such costs.

NOTE D Related Party Transactions

   The Staples Group sells inventory to Staples.com Group for resale. Under this arrangement, Staples.com Group purchases inventory from Staples Group for resale. The cost per inventory unit purchased by Staples.com Group is based on Staples Group's product cost. Inventory purchased by Staples.com Group totaled $10,796,000, $2,364,000, and $22,000 for the fiscal years ended January 30,
1999, January 31, 1998 and February 1, 1997, respectively.

NOTE E Long-Term Debt and Credit Agreement

   Staples Group manages most financial activities on a centralized basis. Such financial activities include the issuance and repayment of short-term and long-term debt. Staples currently attributes each incurrence or issuance of external debt, and the proceeds thereof, to Staples Group and will continue to do so in the future unless the Board determines otherwise. The Board may, but is not required to, attribute an incurrence or issuance of debt, and the proceeds thereof, to Staples.com Group, at an incremental borrowing rate of 6%, to the extent that Staples incurs or issues the debt for the benefit of Staples.com Group.

                                     VII-18

                               STAPLES.COM GROUP

NOTE F Group Equity

   Staples.com Stock will represent a separate class of Staples's stock if the Tracking Stock Proposal is approved by Staples' stockholders. Shares of Staples.com Stock may be issued from time to time at the discretion of the Board.

NOTE G Employee Benefit Plans

   Staples elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under FASB Statement No. 123, "Accounting for Stock-Based Compensation" requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, since the exercise price of Staples' employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recognized.

Employee Stock Purchase Plan

   Staples' 1998 Employee Stock Purchase Plan authorizes a total of up to 6,000,000 shares of Staples' common stock to be sold to participating employees. Participating employees may purchase shares of common stock at 85% of its fair market value at the beginning or end of an offering period, whichever is lower, through payroll deductions in an amount not to exceed 10% of an employee's base compensation. Staples' 1994 Employee Stock Purchase Plan expired during 1998.

Stock Option Plans

   Under Staples' 1992 Equity Incentive Plan ("1992 Plan"), Staples may grant to management and key employees incentive and nonqualified options to purchase up to 87,750,000 shares of Staples common stock and Performance Accelerated Restricted Stock ("PARS"). This amount was approved by the stockholders of Staples on June 18, 1997. As of February 27, 1997, Staples' 1987 Stock Option Plan (the "1987 Plan") expired; unexercised options under this plan however remain outstanding. The exercise price of options granted under the plans may not be less than 100% of the fair market value of Staples' common stock at the date of grant. Options generally have an exercise price equal to the fair market value of the common stock on the date of grant. Some options outstanding are exercisable at various percentages of the total shares subject to the option starting one year after the grant, while other options are exercisable in their entirety three to five years after the grant date. All options expire ten years after the grant date, subject to earlier termination in the event of employment termination.

   Staples' Amended and Restated 1990 Director Stock Option Plan ("Director's Plan") authorizes shares of common stock to be issued to non-employee directors. The exercise price of options granted is equal to the fair market value of Staples' common stock at the date of grant. Options become exercisable in equal amounts over four years and expire ten years from the date of grant, subject to earlier termination, in certain circumstances, in the event the optionee ceases to serve as a director.

Performance Accelerated Restricted Stock ("PARS")

   PARS are shares of Staples' common stock granted outright to employees and non-employee directors without cost to the employee or director. The shares, however, are restricted in that they are not transferable (e.g. they may not be sold) by the employee or director until they vest, generally after the end of five years. Such vesting date may accelerate if Staples achieves certain compound annual earnings per share growth over a

                                     VII-19

                               STAPLES.COM GROUP
certain number of interim years. If the employee leaves Staples, or the director ceases to serve as a director of Staples, prior to the vesting date for any reason, the PARS shares will be forfeited by the employee or director, as the case may be, and will be returned to Staples. Once the PARS have vested, they become unrestricted and may be transferred and sold like any other Staples common stock.

Employees' 401(k) Savings Plan

   Under Staples' Employees' 401(k) Savings Plan (the "401(k) Plan"), and Supplemental Executive Retirement Plan (the "SERP Plan"), Staples may contribute up to a total of 2,503,125 shares of common stock to these plans. The 401(k) Plan is available to all employees of Staples who meet minimum age and length of service requirements. Company contributions are based upon a matching formula applied to employee contributions, with additional contributions made at the discretion of the Board.

NOTE H Income Taxes

   The provision (benefit) for income taxes and related assets and liabilities attributed to Staples.com Group are determined in accordance with Staples' tax allocation policy. In general, this policy provides that the consolidated tax provision, and related tax payments or refunds, are allocated between the groups based principally upon the financial income, taxable income, credits and other amounts directly related to the respective groups. Tax benefits that cannot be used by the group generating such attributes, but can be utilized on a consolidated basis, are allocated to the group that generated such benefits. As a result, the allocated group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the groups had filed separate tax returns.

   Deferred income taxes reflect the tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Staples.com Group's temporary differences primarily consist of a net operating loss of $761,000 and basis differences related to equipment. Because the Staples.com Group has been fully reimbursed for the benefit of the net operating loss under Staples, Inc.'s tax allocation policy, no valuation allowance has been provided on the net operating loss and the balance is included in the inter-group revolver balance. The provision for income tax for the fiscal year ended January 30, 1999 is comprised solely of an income tax benefit of $304,000.

                                     VII-20

                               STAPLES.COM GROUP

NOTE I Quarterly Summary (Unaudited)

                                   First      Second       Third      Fourth
                                  Quarter     Quarter     Quarter     Quarter
                                  -------     -------     -------     -------
                                          (In thousands)
   Fiscal Year Ended January 30,
    1999
   Sales........................  $2,244      $2,815      $4,046      $7,781
   Gross Profit.................     569         783       1,077       1,736
   Net loss.....................     (53)        (50)        (99)       (285)
   Pro forma net loss...........     (41)(1)     (50)        (99)       (285)
                                   First      Second       Third      Fourth
                                  Quarter     Quarter     Quarter     Quarter
                                  -------     -------     -------     -------
                                          (In thousands)
   Fiscal Year Ended January 31,
    1998
   Sales........................  $  244      $  619      $1,171      $1,672
   Gross Profit.................      61         158         290         422
   Net loss.....................     (22)        (95)       (122)        (61)
   Pro forma net loss...........     (13)(1)     (57)(1)     (73)(1)     (37)(1)

--------
  (1) Pro forma net income includes the earnings of Quill with provision for income taxes on previously untaxed earnings of pooled S-Corporation income.

NOTE J Business Acquisitions

   On May 21, 1998, Staples acquired Quill Corporation and certain related entities, including the operations of QuillCorp.com. The merger was structured as an exchange of shares in which the stockholders of Quill received approximately 26,000,000 shares of Staples' common stock, at an exchange ratio established at a combination of fixed and variable prices, and cash paid to a dissenting stockholder of approximately $48,000,000, which equates to a purchase price of approximately $690,000,000. The merger was accounted for as a pooling of interests and, accordingly, Staples.com Group's consolidated financial statements have been restated to include the operations of Quillcorp.com for all periods prior to the merger. The statements of income combine Staples.com Group's historical operating results for the fiscal years ended January 31, 1998 and February 1, 1997 with the corresponding Quillcorp.com operating results for the years ended December 31, 1997 and 1996 respectively. Prior to the acquisition, Quill elected to be taxed as an S Corporation under the Internal Revenue Code. Accordingly, the current taxable income of Quillcorp.com was taxable to its shareholders who were responsible for the payment of taxes thereon. Quill will be included in Staples' U.S. federal income tax return subsequent to the date of the acquisition. Pro forma adjustments have been made to the restated statements of operations to reflect the income taxes that would have been provided had Quillcorp.com's income been subject to income taxes.


                                     VII-21

                               STAPLES.COM GROUP

                          INTERIM FINANCIAL STATEMENTS

   The following interim financial information is unaudited but, in the opinion of the Company, includes all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation. Operating results for the interim period are not necessarily indicative of the results that may be expected for the full year. The financial information should be read in conjunction with Staples.com Group's audited combined financial statements as of January 30, 1999 included herein and the Staples, Inc. audited consolidated financial statements and Annual Report on Form 10-K as of January 30, 1999, and unaudited interim results on Form 10-Q.

                                     VII-22

                               STAPLES.COM GROUP

                            COMBINED BALANCE SHEETS
                         (Dollar Amounts in Thousands)

                                                          July 31,
                                                            1999     January 30,
                                                         (Unaudited)    1999
                                                         ----------- -----------
                         ASSETS
Current Assets:
  Cash and cash equivalents.............................   $   --      $  --
  Prepaid expenses and other current assets.............       333      1,033
                                                           -------     ------
    Total current assets................................       333      1,033
Equipment:
  Equipment.............................................     2,962      1,072
  Less accumulated depreciation.........................       225         58
                                                           -------     ------
    Net equipment.......................................     2,737      1,014
Other Assets:
  Investments...........................................    20,906        --
                                                           -------     ------
    Total other assets..................................    20,906        --
                                                           -------     ------
                                                           $23,976     $2,047
                                                           =======     ======
              LIABILITIES AND GROUP EQUITY
Current Liabilities:
  Inter-group payable to Staples Group..................   $ 1,697     $  --
  Accrued expenses and other current liabilities........     1,227         85
                                                           -------     ------
    Total current liabilities...........................     2,924         85
  Group equity..........................................    21,052      1,962
                                                           -------     ------
                                                           $23,976     $2,047
                                                           =======     ======



                See notes to group interim financial statements.

                                     VII-23

                               STAPLES.COM GROUP

                       COMBINED STATEMENTS OF OPERATIONS
                         (Dollar Amounts in Thousands)

                                                               26 Weeks Ended
                                                             -------------------
                                                             July 31,  August 1,
                                                               1999      1998
                                                             --------  ---------
                                                                (Unaudited)
Sales....................................................... $27,302    $5,058
Cost of goods sold and occupancy costs......................  20,997     3,706
                                                             -------    ------
    Gross profit............................................   6,305     1,352
Operating and other expenses:
  Operating and selling.....................................   7,086       611
  General and administrative................................   5,243       897
  Interest and other expense, net...........................      51         1
                                                             -------    ------
    Total operating and other expenses......................  12,380     1,509
                                                             -------    ------
  Loss before income taxes..................................  (6,075)     (157)
Income tax benefit..........................................  (2,369)      (53)
                                                             -------    ------
  Net loss.................................................. $(3,706)   $ (104)
                                                             =======    ======
Pro forma:
  Historical net loss.......................................            $ (104)
  Provision for income taxes on previously untaxed earnings
   of pooled S-Corporation income...........................               (12)
                                                                        ------
    Pro forma net loss......................................            $  (92)
                                                                        ======



                See notes to group interim financial statements.

                                     VII-24

                               STAPLES.COM GROUP

                       COMBINED STATEMENTS OF CASH FLOWS
                         (Dollar Amounts in Thousands)

                                                                26 Weeks Ended
                                                              -------------------
                                                              July 31,  August 1,
                                                                1999      1998
                                                              --------  ---------
                                                                 (Unaudited)
Operating Activities:
  Net income................................................. $(3,706)    $(104)
  Adjustments to reconcile net income to net cash provided by
   (used in) operating activities:
    Depreciation and amortization............................     167       --
    Change in assets and liabilities:
      (Increase)/Decrease in prepaid expenses and other
       assets................................................     700       --
      Increase in accounts payable, accrued expenses and
       other current liabilities.............................   1,142       --
                                                              -------     -----
                                                                2,009       --
                                                              -------     -----
  Net cash used in operating activities......................  (1,697)     (104)
Investing Activities:
  Acquisition of property and equipment......................  (1,890)     (410)
  Purchase of long-term investments.......................... (20,906)      --
                                                              -------     -----
  Net cash used in investing activities...................... (22,796)     (410)
Financing Activities:
  Proceeds from borrowings...................................   1,697       104
  Capital contributions from Staples Group...................  22,796       410
                                                              -------     -----
  Net cash provided by financing activities..................  24,493       514
  Net decrease in cash and cash equivalents..................     --        --
  Cash and cash equivalents at beginning of period...........     --        --
                                                              -------     -----
  Cash and cash equivalents at end of period................. $   --      $ --
                                                              =======     =====



                See notes to group interim financial statements.

                                     VII-25

NOTE A Basis of Presentation

   The accompanying interim unaudited combined financial statements include the accounts of Staples.com Group. All intercompany accounts and transactions are eliminated in consolidation. In order to prepare separate financial statements for Staples Group and Staples.com Group, the Company has allocated, for financial reporting purposes, all of its consolidated assets, liabilities, revenue, expenses and cash flow between Staples Group and Staples.com Group. The financial statements of Staples Group and Staples.com Group, taken together, comprise all of the accounts included in the corresponding consolidated financial statements of Staples. Staples.com Group financial statements reflect the application of certain cash management and allocation policies adopted by the Board, Staples.com Group financial statements include the historical financial position, results of operations, and cash flows of Staples.com Group. These combined financial statements should be read in conjunction with the audited consolidated financial statements and footnotes of Staples, Inc., included in the Company's Annual Report on Form 10-K for the year ended January 30, 1999 and the combined financial statements and footnotes of Staples The Office Super Store Group for the year ended January 30, 1999 included in Annex VI.

NOTE B Computation of Earnings Per Common Share

   Historical Earnings per Share for Staples.com Group has been omitted from the statements of operations since Staples.com Stock was not part of the capital structure of the Company for the periods presented. Following the implementation of the Tracking Stock Proposal, earnings per share for Staples.com Group will be computed by dividing (i) the product of the earnings of Staples.com Group multiplied by the "Outstanding Staples.com Fraction" by
(ii) the weighted average number of shares of Staples.com Stock and dilutive Staples.com Stock equivalents outstanding during the applicable period. The "Outstanding Staples.com Fraction" is a fraction, the numerator of which is such number of shares of Staples.com Stock outstanding and the denominator of which is the number of shares of Staples.com Stock that, if issued, would represent 100 percent of the equity of Staples.com Group.

NOTE C Investments

   Investments consist of stock purchased in internet related companies whose stock is not publicly traded on an exchange. These investments have been accounted for on a cost basis as each investment represents an interest of no greater than fifteen percent.


                                     VII-26